UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached hereto.

WisdomTree Trust

Annual Report

August 31, 2020

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Mortgage Plus Bond Fund (MTGP)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Alternative Funds:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Managed Futures Strategy Fund (WTMF)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI ACWI Index, returned 17.15% for the 12-month period ending August 31, 2020. Over the same period, U.S. equities, measured by the S&P 500 Index, returned 21.94%. Internationally, the MSCI EAFE Index, which represents the developed equity market outside of the U.S. and Canada, returned 6.13% in U.S. dollar terms. Within the developing world, the MSCI Emerging Markets Index returned 14.49% in U.S. dollar terms. Equity performance was mixed over the 12-month period, exhibiting significant bouts of optimism and volatility as the world grappled with the onset of the novel coronavirus (“COVID-19”) pandemic in early 2020 and the economic ramifications that followed. As investors’ appetite for risk assets oscillated during the 12-month period, the effects translated into the fixed income, commodity, currency, and options markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a measurement of broad U.S. fixed income, returned 6.47% over the fiscal year, while the Bloomberg Commodity Index, representing global commodity activity, returned -3.90%. Foreign exchange performance over the 12-month period, including the U.S. dollar as well as developed and emerging market currencies, was also mixed, often coinciding with each country’s ability to control the spread of COVID-19 and effectively use fiscal and monetary policy tools to minimize the economic impacts. Commensurate with equity volatility, the CBOE® Volatility Index, which measures options market positioning as a proxy for volatility, increased to $26 over the same period, after spiking as high as $83 in mid-March of 2020.

In the final four months of 2019, global equities gradually moved higher on continued optimism and fundamental strength. Likewise, economic activity remained healthy throughout the world against a backdrop of accommodative monetary policy. The U.S. Federal Reserve (“Fed”) cut interest rates 25 basis points in September and October of 2019, adding to an already buoyant environment for equities. The 10-Year U.S. Treasury Bond yield rose by about 40 basis points to end calendar year 2019, as investors maintained suitable appetite for risk assets heading into 2020.

The beginning of 2020 was poised to be a continuation of 2019’s economic and fundamental strength and optimism. Geopolitical issues did surface, but the trade-related conflicts between the U.S. and China managed to minimally impact markets. Equity markets reached new all-time highs in February 2020 before investors began to understand the reality of the global threat presented by COVID-19. By March 2020, equity markets had sharply fallen, and the sudden volatility spilled over into funding and corporate credit markets, with rates spiking and investment grade and high yield spreads widening almost immediately. In the foreign exchange markets, the U.S. dollar initially strengthened as investors lost their appetite for risk, moving into the perceived safety of U.S. dollar-denominated assets. U.S. Treasury yields plummeted as a result of the significant influx of demand. Global governments were left with almost no choice but to impose significant economic lockdowns in order to reduce the spread of COVID-19 and ease the pressure on healthcare workers, whose facilities were overwhelmed with infections. Likewise, many businesses opted to have their employees work from home indefinitely in an effort to encourage social distancing and avoid large gatherings to help prevent further spread. Faced with an unprecedented drop in economic activity, and with markets already in precarious positions, global central banks had little choice but to reduce interest rates and introduce unconventional monetary policies to support the ailing markets and stimulate economic activity as much as possible. The Fed, for example, cut interest rates to 0 basis points by mid-March of 2020, and established a number of lending facilities and asset purchase programs intended to support the money and credit markets. Governments and legislatures also stepped in, instituting a number of fiscal policies aimed at supporting the shock to the labor force. The U.S. Congress introduced generous unemployment insurance payments, while the European Union began to discuss a fiscal response through a joint debt issuance, reflecting their concern over the economic impact of COVID-19 in Europe. U.S. gross domestic product ("GDP") fell nearly 5% by the end of the first quarter of 2020, with European GDP falling about 4% during the same period. Likewise, the U.S. unemployment rate ticked slightly higher to 4.4% by March-end of 2020, with Europe remaining somewhat steady at 7.4% during the same period.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

Entering the second quarter of 2020, the economic threat of COVID-19 still remained. Economic lockdowns persisted into the springtime and equity markets began to see a significant divergence in performance. Select industries and sectors, perceived as well-positioned for the indefinite “stay-at-home” environment, fared better than the service and cyclical sectors more levered to economic activity. The energy sector suffered during this timeframe, as oil prices plummeted on evaporated global demand. The financial industry also faced headwinds, coinciding with the immediate reduction in economic activity and implications for consumer loans. As the quarter progressed, however, economic activity slowly began to rebound, with many gauges steadily improving alongside market indices. U.S. equities, led by the technology sector, began to recover their losses from earlier in the year. Developed market equities and emerging markets shared in the resurgence as well. The 10-Year U.S. Treasury yield remained rangebound between 0.50% and 0.75%, save for a temporary spike up to 0.90% in early June of 2020. The second quarter of 2020 began a period of weakness in the U.S. dollar as well, relative to foreign currencies, as the expectation of low interest rates for the near-term and inflationary catalysts weighed on the U.S. dollar. On the economic data front, the U.S. unemployment rate peaked at nearly 15% in April 2020 but fell slightly to 11.1% by quarter-end as economic restrictions began to ease. The impact on European unemployment remained subdued, ticking up slightly to 7.8% by the end of June 2020. The pandemic’s impact to global GDP was most pronounced in Q2 2020, with a devastating -32.9% GDP contraction in the U.S., while Europe suffered a -12.1% GDP decrease for the same period. Notably, China actually saw an 11.50% increase in GDP during the second quarter of 2020 due to its efforts in containing the spread of COVID-19 early on and mitigating the impact on its economy.

July and August of 2020 featured a continuation of the trends and recovery that began late in the second quarter of 2020. Global equities marched higher, led by the U.S. and its technology stocks, which further stretched their already high valuations. Cyclical sectors also began to improve slightly, but remained outpaced by their growth-oriented counterparts, signaling that markets may have overshot the reality of the slower-moving economic recovery and prevailing risks. Emerging markets generally kept pace with the U.S., with developed markets lagging in the recovery due to the cyclical nature of its regional economies. The latter region did get good news out of Europe in July 2020, where the European Union reached a landmark fiscal stimulus agreement to issue joint debt in efforts to support the ailing economy. In foreign exchange, the U.S. dollar continued to broadly weaken, and the 10-Year U.S. Treasury yield continued to trade generally within the 0.60%-0.70% range.

As financial markets finish the third quarter of 2020, a number of key risks remain. Foremost is the 2020 U.S. Presidential election, which will have broad implications for global equities, and U.S. equities in particular. There is still no COVID-19 vaccine that is expected to be approved and disseminated in the near-term, which implies that global economic activity may remain subdued and higher unemployment may persist as long as this significant risk to global health continues. This underscores the risk that governments, notably U.S. Congress, may not deliver additional fiscal stimulus, or provide one that is inadequate, at a time when ongoing economic support is paramount. Likewise, social unrest and politics around the world will need to be closely monitored as we conclude 2020, as they may have significant implications for financial markets going forward.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	95.7%
Exchange-Traded Funds	4.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.08%, 10/1/20	32.2%
U.S. Treasury Bill, 0.08%, 10/22/20	31.8%
U.S. Treasury Bill, 0.11%, 9/10/20	31.7%
WisdomTree Floating Rate Treasury Fund (USFR)Δ	4.1%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

Δ	For a full list of holdings information for the underlying WisdomTree fund, please see page 40 of this report.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the ‘‘Fund’’) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the ‘‘Index’’). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -3.87% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The last twelve months featured mixed periods of relative strength and weakness in the U.S. dollar, but ultimately the strong response from riskier financial assets weighed on performance by the fiscal year-end. After peaking in value in March 2020, the relative strength of the U.S. dollar fell precipitously as investors regained some of their risk-on appetite. Demand for dollar-denominated U.S. Treasury securities, perceived to be the safest instruments available, began to subside in the spring and summer months as investors piled back into risk assets. The U.S. dollar also faced pressure from the U.S. Federal Reserve, which instituted a number of accommodative policies intended to support the U.S. economy. Short-term interest rates were slashed to zero, and the central bank indicated its willingness to tolerate longer periods of higher inflation in the future in order to recalibrate the economy. This exacerbated the reduced demand for the U.S. dollar and U.S. dollar-denominated assets, which in turn negatively impacted the Fund’s performance due to the Fund’s long exposure to U.S. dollar currency contracts and U.S. Treasury securities.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$956.30	0.50%[1]	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	0.50%[1]	$2.54
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.87%	2.06%	0.27%	2.42%
Fund Market Price Returns	-4.14%	2.17%	0.33%	2.46%
Bloomberg Dollar Total Return Index	-3.90%	1.72%	0.16%	2.52%
Bloomberg Dollar Spot Index	-4.56%	0.24%	-0.77%	1.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	62.4%
Repurchase Agreement	29.4%
Exchange-Traded Funds	4.6%
Other Assets less Liabilities‡	3.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.08%, 10/22/20	31.7%
U.S. Treasury Bill, 0.08%, 10/1/20	30.7%
Citigroup, Inc., tri-party repurchase agreement, 0.09%, 9/1/20+	29.4%
WisdomTree Floating Rate Treasury Fund (USFR)Δ	4.6%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

Δ	For a full list of holdings information for the underlying WisdomTree fund, please see page 40 of this report.

+	Fully collateralized by U.S. Government agency securities.

The WisdomTree Chinese Yuan Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 6.16% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The last twelve months featured mixed periods of strength and weakness in the Chinese yuan relative to the U.S. dollar, but ultimately the Chinese currency performed and finished the fiscal year higher. Economic strength in China was additive for Chinese yuan performance. Likewise, China’s importance in both the global supply chain and international trade was uninhibited. Despite the geopolitical risks involving the U.S., trading relationships with other global partners, such as Japan and other Asian-Pacific nations, remained firm. As a result, steady demand edged the Chinese yuan higher throughout the fiscal year. The currency also benefited from weakness in the U.S. dollar, as a result of accommodative monetary policy from the U.S. Federal Reserve and significant risk-on appetite from U.S. investors despite economic challenges during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,024.20	0.45%[1]	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%[1]	$2.29
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	6.16%	1.40%	1.54%	1.50%
Fund Market Price Returns	6.70%	1.48%	1.66%	1.54%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	8.36%	2.38%	2.79%	2.47%
Chinese yuan	3.62%	-1.27%	-1.37%	-0.08%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	71.9%
Repurchase Agreement	23.2%
Exchange-Traded Funds	4.4%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.08%, 10/1/20	36.2%
U.S. Treasury Bill, 0.08%, 10/22/20	35.7%
Citigroup, Inc., tri-party repurchase agreement, 0.09%, 9/1/20+	23.2%
WisdomTree Floating Rate Treasury Fund (USFR)Δ	4.4%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

Δ	For a full list of holdings information for the underlying WisdomTree fund, please see page 40 of this report.

+	Fully collateralized by U.S. Government securities.

The WisdomTree Emerging Currency Strategy Fund (the ‘‘Fund’’) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a ‘‘money market’’ fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -1.68% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The last twelve months featured mixed periods of strength and weakness in emerging market currencies relative to the U.S. dollar, but ultimately the Fund’s performance was negative due to a number of significant economic headwinds. The Fund benefited from its exposure to the Chinese yuan, which saw steady demand from risk-seeking investors and stable trading relationships in the international marketplace. The Fund also benefited from exposure to the Malaysian ringgit and Philippine peso, as global trade tensions forced businesses and investors to look to other Asian nations as a primary source of production and supply chain support. Other currencies did not fare as well, however, as their economies grappled with challenges. For example, exposures to the Mexican peso, Russian ruble, Brazilian real, and Indian rupee all weighed on the Fund’s performance, as each weakened relative to the U.S. dollar.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$989.30	0.55%[1]	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-1.68%	-1.63%	1.38%	-0.94%
Fund Market Price Returns	-1.58%	-1.70%	1.30%	-0.94%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	1.75%	-0.01%	2.48%	0.29%
Equal-Weighted Emerging Currency Composite	-0.29%	-0.49%	2.43%	-0.05%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
Brazil	10.3%
Russia	7.0%
India	6.9%
Mexico	6.5%
China	6.2%
Colombia	5.3%
Peru	4.9%
United Arab Emirates	4.3%
Israel	3.7%
Chile	3.7%
Turkey	3.7%
Indonesia	3.7%
Kazakhstan	3.2%
Kuwait	2.6%
South Korea	2.4%
Thailand	2.4%
Saudi Arabia	2.2%
Ireland	2.2%
Luxembourg	2.0%
Morocco	2.0%
Singapore	1.9%
Panama	1.5%
South Africa	1.4%
Netherlands	1.2%
Ghana	1.1%
Hong Kong	1.0%
Others*	5.0%
Other Assets less Liabilities‡	1.7%
Total	100.0%

†	The Fund’s country breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Woori Bank, 4.75%, 4/30/24	2.4%
Reliance Industries Ltd., 3.67%, 11/30/27	2.3%
KazMunayGas National Co. JSC, 4.75%, 4/19/27	2.3%
Bank of China Ltd., 5.00%, 11/13/24	2.3%
Bharti Airtel Ltd., 4.38%, 6/10/25	2.2%
Oversea-Chinese Banking Corp., Ltd., 4.25%, 6/19/24	1.9%
NBK Tier 1 Financing 2 Ltd., 4.50%, 11/27/25	1.7%
Abu Dhabi National Energy Co. PJSC, 4.38%, 6/22/26	1.6%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.13%, 5/15/27	1.4%
Teva Pharmaceutical Finance Netherlands III B.V., 3.15%, 10/1/26	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in U.S. dollar denominated debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned 6.37% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The largest contributors to the Fund’s performance were positions in Chile, United Arab Emirates, and Mexico. The largest detractors to the Fund’s performance were positions in India, Hong Kong, and Colombia. The Fund’s performance was driven largely by the movement in bond prices as a function of credit worthiness across emerging markets (“EM”) companies. For the first half of the fiscal year, there was continued economic expansion around the world and de-escalating trade disputes amongst the world’s largest economies, leading to a continued upward trend in risk-on assets around the world, including EM corporate bonds. However, after a nearly 23% drop from peak-to-trough in March 2020, the Fund regained nearly all of that performance through the end of the fiscal year, as financial markets stabilized, many countries’ central banks lowered their local funding rates, and many corporations have adapted.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,024.40	0.60%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.37%	4.86%	5.75%	4.39%
Fund Market Price Returns	7.02%	5.22%	6.05%	4.47%
JP Morgan CEMBI Diversified Index	6.24%	5.27%	6.47%	5.41%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Brazil	11.7%
Russia	10.2%
China	7.5%
Indonesia	7.1%
Colombia	7.1%
Supranational Bonds	5.8%
India	5.3%
Poland	4.9%
Mexico	4.6%
United States	4.6%
South Africa	4.6%
Malaysia	3.9%
Thailand	3.7%
Peru	3.6%
Turkey	3.1%
Philippines	2.3%
Romania	2.1%
Hungary	2.0%
Chile	2.0%
Other Assets less Liabilities‡	3.9%
Total	100.0%

†	The Fund’s country breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.09%, 9/1/20+	4.6%
Republic of Poland Government Bond, 2.50%, 7/25/26, Series 0726	2.2%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	2.2%
Brazil Letras do Tesouro Nacional, 5.76%, 7/1/23, Series LTN	2.1%
Republic of Poland Government Bond, 2.50%, 7/25/27, Series 0727	2.1%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/25, Series F	1.9%
Brazil Letras do Tesouro Nacional, 8.91%, 1/1/22, Series LTN	1.5%
Peruvian Government International Bond, 6.95%, 8/12/31	1.5%
Colombian TES, 10.00%, 7/24/24, Series B	1.5%
Indonesia Treasury Bond, 8.38%, 3/15/24, Series FR70	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

+	Fully collateralized by U.S. Government securities.

The WisdomTree Emerging Markets Local Debt Fund (the ‘‘Fund’’) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned 0.20% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The largest contributor to the Fund’s performance was an overweight position in Mexico, as well as positions in Indonesia and Poland. The largest detractor to the Fund’s performance was an overweight position in Brazil, as well as positions in South Africa and Turkey. The Fund’s performance was driven largely by the movement in bond prices as a function of credit worthiness across the emerging markets (“EM”) region. For the first half of the fiscal year, there was continued economic expansion around the world and de-escalating trade disputes amongst the world’s largest economies, leading to a continued upward trend in risk-on assets around the world, including EM sovereign debt. After a nearly 25% drop from peak-to-trough in March 2020, the Fund rebounded through the end of the fiscal year, as financial markets stabilized, many countries’ central banks lowered their local funding rates, and the U.S. dollar continued to weaken.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$986.80	0.55%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	0.20%	-0.42%	3.39%	0.42%
Fund Market Price Returns	0.31%	-0.54%	3.35%	0.31%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	1.55%	0.74%	4.57%	1.29%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	100.0%
Other Assets less Liabilities‡	0.0%^
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

^	Represents less than 0.05%.

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 0.22%, 4/30/22	28.4%
U.S. Treasury Floating Rate Note, 0.26%, 1/31/22	25.5%
U.S. Treasury Floating Rate Note, 0.41%, 10/31/21	25.1%
U.S. Treasury Floating Rate Note, 0.16%, 7/31/22	21.0%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 1.26% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The floating rate nature of the Fund’s strategy acted as a slight headwind for the Fund as the U.S. Federal Reserve (the “Fed”) began to slowly cut the Federal Funds Rate in the first half of the fiscal year, cutting rates in September and October of 2019. However, in March 2020, the Fed lowered rates to their lowest natural bound of 0% to 0.25% to help potentially offset the economic downturn. As a result, interest rates across the entire U.S. Treasury yield curve dropped, which meant that long-dated U.S. Treasuries saw a relative performance boost over short-dated U.S. Treasury securities. Although most of the financial markets saw widespread performance losses and instabilities, the Fund continued to see stabilized prices and little-to-no impact from the market volatility. During a falling rate environment, the spreads of the floating rate notes increased due to less demand at the individual note auctions. This caused higher yields over its U.S. T-bill counterparts and helped to dampen an otherwise falling Treasury yield curve. During the fiscal year, yields on U.S. Treasuries declined to historically low levels: the 10-year yield fell from 1.50% to 0.73%, the 5-year yield decreased from 1.39% to 0.28%, the 2-year yield decreased from 1.50% to 0.14%, and the 3-month yield decreased from 1.99% to 0.11%.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,001.80	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	0.15%	$0.76

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.26%	1.62%	1.19%	0.90%
Fund Market Price Returns	1.22%	1.68%	1.24%	0.88%
Bloomberg U.S. Treasury Floating Rate Bond Index	1.42%	1.80%	1.38%	1.07%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Corporate Bonds	94.7%
Foreign Corporate Bonds	1.0%
Other Assets less Liabilities‡	4.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Community Health Systems, Inc., 6.25%, 3/31/23	1.1%
Ford Motor Credit Co. LLC, 3.81%, 10/12/21	1.0%
MGM Resorts International, 7.75%, 3/15/22	0.8%
Diamond Sports Group LLC, 5.38%, 8/15/26	0.8%
Delta Air Lines, Inc., 3.75%, 10/28/29	0.8%
Freeport-McMoRan, Inc., 3.88%, 3/15/23	0.7%
Freeport-McMoRan, Inc., 5.45%, 3/15/43	0.6%
DISH DBS Corp., 5.88%, 7/15/22	0.6%
Sprint Corp., 7.88%, 9/15/23	0.6%
OneMain Finance Corp., 5.63%, 3/15/23	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. non-investment-grade corporate fixed income securities that are deemed to have favorable fundamental and income characteristics and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. Prior to June 1, 2020, the Fund sought to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index (the “Former Index”). In seeking to track the Former Index, the Fund invested mainly in short-term non-investment grade U.S. corporate fixed income securities having effective maturities generally shorter than five years and obtained short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximated zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -2.26% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). As interest rates fell over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts that it used to hedge out the duration exposure of the Fund’s long bond positions. As a result, the Fund’s zero duration strategy was a drag on performance. Due to a flat and inverted yield curve during the fiscal year, the Fund at times benefited from hedging out its duration exposure. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The Fund’s positions in longer-term corporates benefited more so than the shorter-term corporates. High yield spreads widened with a March 2020 sell off, causing high yield corporates to underperform. However, since the lows in March 2020, massive amounts of fiscal and monetary stimulus have been enacted in the market, resulting in yield spreads beginning to normalize. The Fund has nearly retraced 50% off of the March 2020 lows through the end of the fiscal year. Prior to June 1, 2020, Fund performance reflects the investment objective of the Fund when it sought to track the Former Index. The new Index is a rules-based alternatively weighted index which employs a multi-step process to first identify bonds with favorable fundamental characteristics and then tilt to those which offer more attractive income potential. This new approach has started to add to performance, relative to a broad high yield corporate bond benchmark, as the new quality approach has helped in avoiding some high yield corporate defaults.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$976.60	0.43%	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	0.43%	$2.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-2.26%	1.65%	3.69%	2.55%
Fund Market Price Returns	-3.02%	1.39%	3.63%	2.41%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index/ WisdomTree U.S. High Yield Corporate Bond, Zero Duration Spliced Index[2]	-1.50%	2.14%	4.35%	3.11%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

[2]	ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index through May 31, 2020; WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	34.3%
U.S. Government Agencies	28.1%
U.S. Corporate Bonds	24.0%
Repurchase Agreement	6.2%
Foreign Corporate Bonds	3.6%
Commercial Mortgage-Backed Securities	1.9%
Supranational Bonds	1.3%
Foreign Government Agencies	1.3%
Foreign Government Obligations	1.3%
Municipal Bonds	0.4%
Asset-Backed Securities	0.2%
U.S. Government Agencies Sold Short	-0.1%
Other Assets less Liabilities‡	-2.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.09%, 9/1/20+	6.2%
U.S. Treasury Bond, 2.50%, 5/15/46	0.8%
U.S. Treasury Note, 2.13%, 3/31/24	0.7%
U.S. Treasury Bond, 1.63%, 8/15/29	0.7%
U.S. Treasury Note, 0.25%, 7/31/25	0.6%
U.S. Treasury Note, 2.00%, 4/30/24	0.6%
Uniform Mortgage-Backed Security, 2.50%, 9/1/50	0.6%
U.S. Treasury Note, 2.00%, 2/15/25	0.6%
U.S. Treasury Note, 1.13%, 2/28/25	0.6%
U.S. Treasury Note, 1.50%, 1/15/23	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

+	Fully collateralized by U.S. Government and U.S. Government agency securities.

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 1.08% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). As interest rates fell dramatically over the fiscal year, the Fund faced headwinds from its position in short U.S. Treasury futures contracts that it used to hedge out the duration exposure of the Fund’s long bond positions. As a result, the Fund’s zero duration strategy was a drag on performance. Due to a flat and inverted yield curve during the period, the Fund at times benefited from hedging out its duration exposure. However, overall, the Fund’s use of short futures contracts on U.S. Treasuries detracted from Fund performance during the fiscal year. The U.S. Aggregate bond universe saw modest positive performance in the first half of the fiscal year, but like much of the financial markets around the world, saw a sharp downturn in performance in March of 2020. The Fund benefited from its diversified asset mix, with the largest exposure coming from U.S. Treasuries which saw positive performance due to increased demand in safer assets and drops in interest rates, helping to offset the losses in corporate bonds. Since the March 2020 lows, massive amounts of fiscal and monetary stimulus have been enacted in the U.S. which has brought stability in spreads and prices in the markets. The Fund in turn experienced a rebound in performance from the March 2020 lows to the end of the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$998.90	0.23%	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	0.23%	$1.17

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.08%	2.04%	1.88%	1.27%
Fund Market Price Returns	1.01%	1.98%	1.92%	1.28%
Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration	1.20%	1.95%	1.95%	1.56%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Mortgage Plus Bond Fund (MTGP)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Agencies	66.4%
Collateralized Mortgage Obligations	28.8%
Collateralized Loan Obligations	4.7%
Commercial Mortgage-Backed Securities	4.2%
Asset-Backed Securities	4.0%
Other Assets less Liabilities‡	-8.1%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Uniform Mortgage-Backed Security, 2.50%, 10/1/50	18.1%
Uniform Mortgage-Backed Security, 3.00%, 9/1/50	9.4%
Government National Mortgage Association, 3.00%, 10/1/50	7.8%
Uniform Mortgage-Backed Security, 2.00%, 10/1/50	7.6%
Federal National Mortgage Association, 4.00%, 10/1/48	5.9%
Federal Home Loan Mortgage Corporation REMIC, 5.00%, 11/15/32, Series 2519, Class NU	4.3%
Federal National Mortgage Association, 3.50%, 3/1/50	2.9%
Government National Mortgage Association, 3.50%, 7/20/47	2.8%
Federal Home Loan Mortgage Corporation REMIC, 4.00%, 1/15/41, Series 4179, Class AZ	2.5%
Federal Home Loan Mortgage Corp., 3.50%, 9/1/47	2.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Mortgage Plus Bond Fund (the ‘‘Fund’’) seeks income and capital appreciation. The Fund attempts to achieve its objective through investments in mortgage-related debt and other securitized debt.

The Fund returned 4.45% at net asset value (“NAV”) since its inception on November 14, 2019 to August 31, 2020 (for more complete performance information please see the table below). Compared to its benchmark, the Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index, the Fund has outperformed since inception. The Fund’s performance can be broken into three periods. During November 2019 to February 2020, the Fund generated positive excess returns versus its benchmark, where its mortgage-backed securities (“MBS”) positions added value. During March 2020, the Fund underperformed as securitized credit sectors sold off, particularly in commercial mortgage-backed, collateralized loan obligation, and non-agency mortgage-backed security sectors, due to the Fed’s lack of support in less liquid bonds and the non-agency MBS market. Lastly, during April to August 2020, the Fund outperformed as securitized credit sectors saw a steady recovery, and deeper value bonds in the Fund’s agency MBS positions started recovering as well. Overall, the Fund achieved a positive performance since inception.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,017.20	0.45%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	4.45%
Fund Market Price Returns	4.50%
Bloomberg Barclays U.S. Securitized Mortgage Backed Securities/Asset Backed Securities/Commercial Mortgage Backed Securities (MBS/ABS/CMBS) Index	4.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on November 14, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Agencies	39.1%
U.S. Corporate Bonds	25.2%
U.S. Government Obligations	19.1%
Commercial Mortgage-Backed Securities	7.1%
Repurchase Agreement	5.7%
Foreign Corporate Bonds	4.4%
Municipal Bonds	2.3%
Foreign Government Obligations	1.3%
Asset-Backed Securities	0.6%
Foreign Government Agencies	0.4%
Supranational Bonds	0.1%
U.S. Government Agencies Sold Short	-0.1%
Other Assets less Liabilities‡	-5.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.09%, 9/1/20+	5.7%
Federal National Mortgage Association, 6.63%, 11/15/30	1.6%
Uniform Mortgage-Backed Security, 2.50%, 9/1/50	1.4%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/32	1.3%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/31	1.1%
Federal Home Loan Bank, 5.50%, 7/15/36	0.6%
Uniform Mortgage-Backed Security, 2.50%, 9/1/35	0.6%
Tennessee Valley Authority, 5.25%, 9/15/39	0.5%
Federal National Mortgage Association, 2.00%, 9/1/50	0.5%
Uniform Mortgage-Backed Security, 3.00%, 9/1/50	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

+	Fully collateralized by U.S. Government agency securities.

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 5.14% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). Falling rates over the fiscal year positively affected performance due to the Fund’s longer duration relative to the benchmark. Investment grade spreads tightened from the beginning of the fiscal year through the end of February of 2020, but then widened dramatically in March 2020, following massive selling and instability in the financial markets across the world. During the March 2020 selloff, the Fund’s initial overweight to investment grade credit securities and underweight to U.S. Treasury securities contributed negatively to performance. From a sector perspective, the Fund’s overweight to Energy sector corporate bonds contributed negatively to performance as oil prices fell over the fiscal year. However, the Fund’s subsequent monthly rebalances saw much of the corporate weight being diverted to securitized debt assets, which contributed positively to performance. The Fund’s position in longer-term U.S. Treasury bonds contributed positively to performance while its position in shorter-term BBB rated corporate bonds contributed less positively to performance. Since the March 2020 lows, record amounts of fiscal and monetary stimulus have been enacted in the U.S. which has brought stability in spreads and prices in the markets. The Fund in turn experienced a large scale rebound in performance from the March 2020 lows to the end of the fiscal year, even reaching its prior high. The Fund benefited from owning higher quality, 100% investment grade rated securities as opposed to owning any junk-rated/high yield securities which saw wider losses and a narrower rebound.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,013.90	0.12%[1]	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the advisory fee to 0.12% through December 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	5.14%	5.07%	4.79%	4.64%
Fund Market Price Returns	5.07%	4.99%	4.79%	4.63%
Bloomberg Barclays U.S. Aggregate Enhanced Yield Index	5.12%	5.21%	4.95%	4.81%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.09%	4.32%	4.27%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	46.9%
U.S. Corporate Bonds	29.4%
U.S. Government Agencies	11.3%
Commercial Mortgage-Backed Securities	11.1%
Foreign Corporate Bonds	5.0%
Asset-Backed Securities	4.1%
Foreign Government Obligations	1.3%
Foreign Government Agencies	0.5%
Supranational Bond	0.2%
Other Assets less Liabilities‡	-9.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Uniform Mortgage-Backed Security, 2.00%, 10/1/35	6.6%
U.S. Treasury Bill, 0.10%, 9/24/20	5.6%
U.S. Treasury Note, 1.25%, 8/31/24	4.5%
U.S. Treasury Note, 0.25%, 6/30/25	4.4%
U.S. Treasury Bill, 0.10%, 11/27/20	4.4%
Uniform Mortgage-Backed Security, 1.50%, 10/1/35	3.9%
Wells Fargo Commercial Mortgage Trust, 3.41%, 12/15/47, Series 2014-LC18, Class A5	2.5%
U.S. Treasury Note, 2.13%, 8/15/21	2.2%
U.S. Treasury Note, 1.50%, 10/31/24	2.2%
U.S. Treasury Note, 2.00%, 5/31/24	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 4.51% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). Falling rates over the fiscal year positively affected performance due to the Fund’s longer duration relative to the Fund’s benchmark. Investment grade spreads tightened from the beginning of the fiscal year through the end of February of 2020, but during the March 2020 selloff, the Fund’s initial overweight to investment grade credit securities and underweight to U.S. Treasury securities contributed negatively to performance. From a sector perspective, the Fund’s overweight to Energy sector corporate bonds contributed negatively to performance as oil prices fell over the fiscal year. However, the Fund’s subsequent monthly rebalances saw much of the corporate weight being diverted to securitized debt assets, which contributed positively to performance. The Fund’s position in shorter-term U.S. Treasury bonds contributed positively to performance while its position in shorter-term BBB rated corporate bonds contributed less positively to performance. Since the March 2020 lows, record amounts of fiscal and monetary stimulus have been enacted in the U.S. which has brought stability in spreads and prices in the markets. The Fund in turn experienced a large scale rebound in performance from the March 2020 lows to the end of the fiscal year, even reaching and eclipsing its prior high. The Fund benefited from owning higher quality, 100% investment grade rated securities as opposed to owning any junk-rated/high yield securities which saw wider losses and a narrower rebound.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,020.20	0.12%[1]	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	0.12%[1]	$0.61
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the advisory fee to 0.12% through December 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.51%	3.45%	3.41%
Fund Market Price Returns	4.54%	3.43%	3.42%
Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index	3.79%	3.39%	3.39%
Bloomberg Barclays U.S. Short Aggregate Composite Index	4.70%	3.37%	3.29%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	93.1%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	2.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.09%, 11/19/20	59.0%
U.S. Treasury Bill, 0.09%, 11/27/20	34.1%
WisdomTree Floating Rate Treasury Fund (USFR)Δ	4.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

Δ	For a full list of holdings information for the underlying WisdomTree fund, please see page 40 of this report.

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the ‘‘Index’’), utilizing a strategy of writing put options on the S&P 500 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e. writing) a sequence of one-month, at-the-money, S&P 500 Index put options. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -1.52% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). Due to COVID-19, U.S. equity markets saw significant periods of volatility in the last twelve months, where the S&P 500 Index often lost value in periods of time much shorter than the one-month lifespan of the Fund’s option contracts. The premiums received from selling put options each month were not enough to capture significant upside when the market rallied, despite protecting a bit on the downside, and the Fund was not able to finish the fiscal year with positive performance.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,020.30	0.44%[1]	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	0.44%[1]	$2.24
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-1.52%	0.53%	4.31%
Fund Market Price Returns	-1.27%	0.53%	4.33%
CBOE S&P 500® PutWrite Index	-1.40%	0.99%	4.80%
S&P 500® Index	21.94%	14.52%	16.39%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2020 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	85.1%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	10.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 0.07%, 9/17/20	82.0%
U.S. Treasury Bill, 0.11%, 2/25/21	3.1%
WisdomTree Floating Rate Treasury Fund (USFR)Δ	4.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

Δ	For a full list of holdings information for the underlying WisdomTree fund, please see page 40 of this report.

The WisdomTree Managed Futures Strategy Fund (the ‘‘Fund’’) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and invests in a combination of diversified futures contracts for commodities, currencies and interest rates.

The Fund returned -8.17% at net asset value (“NAV”) for the fiscal year ended August 31, 2020 (for more complete performance information please see the table below). The largest contributors to the Fund’s performance were its exposures to U.S. Treasuries. The largest detractors to the Fund’s performance were its exposures to silver and coffee. Due to COVID-19, the U.S. market experienced significant volatility and uncertainty. U.S. Treasury bonds and 10-year notes became safe assets investors fled to, thus generating higher positive returns and contributing to the Fund’s overall returns. However, the Fund’s exposures to silver and coffee posted large losses as COVID-19 diminished demand for these commodities. During February to March 2020, silver prices fell and soft commodities such as coffee also suffered. Overall, the Fund finished the fiscal year with negative performance due to decreased overall demand for commodities resulting from subdued economic activity related to COVID-19.

Shareholder Expense Example (for the six-month period ended August 31, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$989.10	0.65%[1]	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.65%[1]	$3.30
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the advisory fee to 0.65% through December 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason. Additionally, WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-8.17%	-1.45%	-2.02%	-2.89%
Fund Market Price Returns	-8.21%	-1.40%	-2.02%	-2.91%
Diversified Trends Indicator/WisdomTree Managed Futures Spliced Index[2]	-7.47%	-0.54%	-1.10%	-1.87%
S&P Diversified Trends Indicator Index	-2.73%	0.56%	0.32%	-1.11%
S&P GSCI Index	-23.81%	-7.33%	-8.40%	-9.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on January 5, 2011.

[2]	Diversified Trends Indicator Index through June 30, 2016; WisdomTree Managed Futures Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Basis point:

A basis point is one hundredth of one percent, used mostly in expressing differences in interest rates.

Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Barclays Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg Barclays U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg Barclays U.S. Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index:

The Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index is a market capitalization index that is designed to measure the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, commercial mortgage backed securities, and asset backed securities.

Bloomberg Barclays U.S. Short Aggregate Composite Index:

The Bloomberg Barclays U.S. Short Aggregate Composite Index measures the performance of the short-term U.S. investment-grade bond market.

Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg Barclays U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg Barclays U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

Bloomberg Barclays U.S. Aggregate Index:

The Bloomberg Barclays U.S. Aggregate Index represents the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, as well as mortgage and asset-backed securities.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is total return version of the Bloomberg Dollar Spot Index (BBDXY). It is generated by adding the daily forward implied yield of each currency, and U.S. funding rate, to BBDXY returns.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

WisdomTree Trust	17

Description of Terms and Indexes (unaudited) (continued)

Bond Spread:

A bond spread is the difference between the yields of two bonds with differing credit ratings. Most often, a corporate bond with a certain amount of risk is compared to a standard risk-free Treasury Bond. The bond spread will show the additional yield that could be earned from a bond which has a higher risk. Generally, bond spreads are often a good barometer of economic health - widening (bad) and narrowing (good).

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e. collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Collateralized loan oblitgation (CLO):

A collateralized loan obligation is a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners.

Commercial mortgage backed securities (CMBS):

A type of mortgage backed security that is backed by commercial and multifamily mortgages rather than residential real estate.

Consumer Price Index:

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Diversified Trends Indicator Index:

The Diversified Trends Indicator (“DTI”) Index is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Duration:

Duration is a measure of a bond’s sensitivity to changes in interest rates. The weighted average accounts for the various durations of the bonds purchased as well as the proportion of the total government bond portfolio that they make up.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

18	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

Gross Domestic Product:

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread:

The ICE BofA Merrill Lynch Option-Adjusted Spreads (“OAS”) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond weighted by market capitalization. The ICE BofA Merrill Lynch U.S. Corporate Master OAS uses an index of bonds that are considered investment grade (those rated BBB or better) and the ICE BofA Merrill Lynch U.S. High Yield Master OAS uses an index of bonds that are below investment grade (those rated BB or below).

JP Morgan CEMBI Diversified Index:

The JP Morgan CEMBI Diversified Index is an alternatively weighted version of the JP Morgan CEMBI Index (a comprehensive U.S. dollar-denominated emerging market corporate bond index) which limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited) (continued)

Mortgage-backed security (MBS):

A mortgage backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages.

MSCI Emerging Markets Index:

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

Purchasing Managers’ Index:

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.

Risk-on and Risk-off:

Investors’ appetites for risk rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e. “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e. “Risk-off”).

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

S&P Diversified Trends Indicator Index:

The S&P Diversified Trends Indicator Index is a diversified composite of global commodity and financial futures that are highly liquid.

S&P GSCI Index:

The S&P GSCI Index comprises the principal physical commodities that are the subject of active, liquid futures markets.

Spot Rate and NDF Rate Returns:

A “spot” rate is the foreign exchange rate on foreign exchange contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Brazilian real spot return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot and the beginning of period spot rate using WM/Reuters London closing rates. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

WisdomTree Managed Futures Index:

The WisdomTree Managed Futures Index is a long/short, rules-based index designed to provide exposure to a portfolio consisting of diversified futures contracts for commodities, currencies and interest rates. On a monthly basis, assets with lower realized volatility will be selected, and a determination to go long or short the futures contracts of the selected assets under a proprietary composite momentum framework will be made. The composite momentum framework incorporates multiple momentum signals to decide the direction and weight in the index.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index:

The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is a rules-based alternatively weighted index that is designed to provide exposure to U.S. high yield corporate bonds with a short position in U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration.

Yield Curve:

Graphical Depiction of interest rates on government bonds, with the current yield on the vertical axis and the years to maturity on the horizontal axis.

* * * * * *

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) or Bloomberg licensors own all proprietary rights in the BLOOMBERG BARCLAYS INDICES. Neither Bloomberg nor Barclays Bank Plc or Barclays Capital Inc. or their affiliates (collectively “Barclays”) guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto — whether arising from their negligence or otherwise. This document constitutes the provision of factual information, rather than financial product advice. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in these indices. While Bloomberg may for itself execute transactions with Barclays in or relating to the BLOOMBERG BARCLAYS INDICES, investors in the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Investors should consider obtaining independent advice before making any financial decisions.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (concluded)

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 PutWrite Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

*    *    *    *    *    *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar	GBP	British pound	PHP	Philippine peso
BRL	Brazilian real	HUF	Hungary forint	PLN	Polish zloty
CAD	Canadian dollar	IDR	Indonesian rupiah	RON	Romanian leu
CHF	Swiss franc	INR	Indian rupee	RUB	Russian ruble
CLP	Chilean peso	JPY	Japanese yen	THB	Thai baht
CNH	Offshore Chinese renminbi	KRW	South Korean won	TRY	Turkish new lira
CNY	Chinese yuan	MXN	Mexican peso	USD	U.S. dollar
COP	Colombian peso	MYR	Malaysian ringgit	ZAR	South African rand
EUR	Euro	PEN	Peruvian nuevo sol

Other abbreviations:
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

22	WisdomTree Trust

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 95.7%

U.S. Treasury Bills – 95.7%

0.11%, 9/10/20*	$26,571,000	$26,570,477
0.08%, 10/1/20*	27,047,000	27,044,916
0.08%, 10/22/20*	26,735,000	26,731,401
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $80,347,472)		80,346,794
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.1%

United States – 4.1%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $3,466,125)	138,000	$3,465,180

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $83,813,597)		83,811,974

Other Assets less Liabilities – 0.2%		138,905

NET ASSETS – 100.0%		$83,950,879
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2020 were as follows:

Affiliate	Value at 8/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2020	Dividend Income
WisdomTree Floating Rate Treasury Fund	$1,854,440	$9,299,325	$7,681,146	$(9,502)	$2,063	$3,465,180	$18,881

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	9/3/2020	1,288,601	AUD	950,449	USD	$—	$(37)
Bank of America N.A.	9/3/2020	2,853,060	CAD	2,187,441	USD	—	(85)
Bank of America N.A.	9/3/2020	783,427	CHF	866,735	USD	—	(40)
Bank of America N.A.	9/3/2020	3,735,270	CNH	545,289	USD	—	(54)
Bank of America N.A.	9/3/2020	4,995,825	EUR	5,962,092	USD	—	(203)
Bank of America N.A.	9/3/2020	1,562,023	GBP	2,088,128	USD	—	(82)
Bank of America N.A.	9/3/2020	39,272,811	INR	533,544	USD	—	(47)
Bank of America N.A.	9/3/2020	278,566,475	JPY	2,630,221	USD	—	(101)
Bank of America N.A.	9/3/2020	731,887,094	KRW	616,118	USD	—	(2)
Bank of America N.A.	9/3/2020	39,533,550	MXN	1,806,563	USD	—	(119)
Bank of America N.A.	9/3/2020	693,250	USD	970,200	AUD	—	(22,324)
Bank of America N.A.	9/3/2020	22,067	USD	30,000	AUD	—	(59)
Bank of America N.A.	9/3/2020	1,608,716	USD	2,154,600	CAD	—	(43,152)
Bank of America N.A.	9/3/2020	96,170	USD	126,000	CAD	—	(431)
Bank of America N.A.	9/3/2020	640,048	USD	584,850	CHF	—	(6,964)
Bank of America N.A.	9/3/2020	55,301	USD	50,000	CHF	—	(13)
Bank of America N.A.	9/3/2020	402,093	USD	2,816,100	CNH	—	(8,971)
Bank of America N.A.	9/3/2020	27,978	USD	192,000	CNH	—	(48)
Bank of America N.A.	9/3/2020	4,378,842	USD	3,714,900	EUR	—	(54,425)
Bank of America N.A.	9/3/2020	678,221	USD	570,000	EUR	—	(2,002)
Bank of America N.A.	9/3/2020	1,547,913	USD	1,182,300	GBP	—	(32,535)
Bank of America N.A.	9/3/2020	102,781	USD	77,000	GBP	—	(150)
Bank of America N.A.	9/3/2020	397,413	USD	29,817,900	INR	—	(7,645)
Bank of America N.A.	9/3/2020	1,950,294	USD	206,376,450	JPY	1,765	—
Bank of America N.A.	9/3/2020	348,210	USD	36,700,000	JPY	1,703	—
Bank of America N.A.	9/3/2020	460,437	USD	548,656,500	KRW	—	(1,432)
Bank of America N.A.	9/3/2020	37,206	USD	44,000,000	KRW	166	—
Bank of America N.A.	9/3/2020	1,332,222	USD	29,764,350	MXN	—	(27,828)
Bank of America N.A.	9/3/2020	60,839	USD	1,325,000	MXN	294	—

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	10/6/2020	913,164	USD	1,237,950	AUD	$7	$—
Bank of America N.A.	10/6/2020	2,118,177	USD	2,762,550	CAD	11	—
Bank of America N.A.	10/6/2020	844,155	USD	762,300	CHF	—	(5)
Bank of America N.A.	10/6/2020	5,782,191	USD	4,841,550	EUR	124	—
Bank of America N.A.	10/6/2020	2,034,285	USD	1,521,450	GBP	—	(1)
Bank of America N.A.	10/6/2020	520,896	USD	38,477,250	INR	—	(69)
Bank of America N.A.	10/6/2020	2,570,268	USD	272,101,200	JPY	32	—
Bank of America N.A.	10/6/2020	1,753,966	USD	38,540,250	MXN	—	(17)
Bank of America N.A.	10/7/2020	616,015	USD	731,887,094	KRW	—	(111)
Bank of America N.A.	10/14/2020	530,790	USD	3,646,650	CNH	—	(27)
Canadian Imperial Bank of Commerce	9/3/2020	440,603	USD	615,000	AUD	—	(12,992)
Canadian Imperial Bank of Commerce	9/3/2020	982,163	USD	1,295,000	CAD	—	(10,675)
Canadian Imperial Bank of Commerce	9/3/2020	395,036	USD	360,000	CHF	—	(3,228)
Canadian Imperial Bank of Commerce	9/3/2020	233,231	USD	1,615,000	CNH	—	(2,510)
Canadian Imperial Bank of Commerce	9/3/2020	2,608,361	USD	2,211,000	EUR	—	(30,190)
Canadian Imperial Bank of Commerce	9/3/2020	896,542	USD	685,000	GBP	—	(19,137)
Canadian Imperial Bank of Commerce	9/3/2020	242,004	USD	18,160,000	INR	—	(4,688)
Canadian Imperial Bank of Commerce	9/3/2020	1,160,820	USD	122,838,000	JPY	1,030	—
Canadian Imperial Bank of Commerce	9/3/2020	281,856	USD	336,000,000	KRW	—	(996)
Canadian Imperial Bank of Commerce	9/3/2020	812,736	USD	17,865,000	MXN	—	(3,586)
Citibank N.A.	9/3/2020	188,804	AUD	135,793	USD	3,460	—
Citibank N.A.	9/3/2020	1,288,601	AUD	950,448	USD	—	(36)
Citibank N.A.	9/3/2020	430,000	CAD	323,937	USD	5,732	—
Citibank N.A.	9/3/2020	2,853,060	CAD	2,187,661	USD	—	(304)
Citibank N.A.	9/3/2020	114,394	CHF	125,976	USD	576	—
Citibank N.A.	9/3/2020	783,427	CHF	866,732	USD	—	(37)
Citibank N.A.	9/3/2020	560,000	CNH	80,506	USD	1,237	—
Citibank N.A.	9/3/2020	3,735,270	CNH	545,255	USD	—	(20)
Citibank N.A.	9/3/2020	735,353	EUR	872,510	USD	5,042	—
Citibank N.A.	9/3/2020	4,995,825	EUR	5,961,668	USD	222	—
Citibank N.A.	9/3/2020	233,791	GBP	306,587	USD	5,935	—
Citibank N.A.	9/3/2020	1,562,023	GBP	2,087,847	USD	199	—
Citibank N.A.	9/3/2020	6,021,612	INR	80,250	USD	1,550	—
Citibank N.A.	9/3/2020	39,272,811	INR	533,475	USD	22	—
Citibank N.A.	9/3/2020	40,775,976	JPY	386,117	USD	—	(1,126)
Citibank N.A.	9/3/2020	278,566,475	JPY	2,630,095	USD	26	—
Citibank N.A.	9/3/2020	107,473,359	KRW	90,649	USD	—	(176)
Citibank N.A.	9/3/2020	731,887,094	KRW	616,144	USD	—	(28)
Citibank N.A.	9/3/2020	5,835,000	MXN	259,918	USD	6,706	—
Citibank N.A.	9/3/2020	39,533,550	MXN	1,806,513	USD	—	(70)
Citibank N.A.	9/3/2020	693,223	USD	970,200	AUD	—	(22,351)
Citibank N.A.	9/3/2020	758,504	USD	1,060,000	AUD	—	(23,302)
Citibank N.A.	9/3/2020	1,608,679	USD	2,154,600	CAD	—	(43,189)
Citibank N.A.	9/3/2020	1,745,104	USD	2,335,000	CAD	—	(45,071)
Citibank N.A.	9/3/2020	640,032	USD	584,850	CHF	—	(6,980)
Citibank N.A.	9/3/2020	712,408	USD	650,000	CHF	—	(6,678)
Citibank N.A.	9/3/2020	402,091	USD	2,816,100	CNH	—	(8,973)
Citibank N.A.	9/3/2020	448,435	USD	3,130,000	CNH	—	(8,449)
Citibank N.A.	9/3/2020	4,378,719	USD	3,714,900	EUR	—	(54,548)
Citibank N.A.	9/3/2020	4,781,219	USD	4,054,000	EUR	—	(56,721)
Citibank N.A.	9/3/2020	1,547,873	USD	1,182,300	GBP	—	(32,575)
Citibank N.A.	9/3/2020	1,671,827	USD	1,280,000	GBP	—	(39,222)
Citibank N.A.	9/3/2020	396,764	USD	29,817,900	INR	—	(8,294)
Citibank N.A.	9/3/2020	437,068	USD	32,885,000	INR	—	(9,654)

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	9/3/2020	1,950,243	USD	206,376,450	JPY	$1,713	$—
Citibank N.A.	9/3/2020	2,124,078	USD	225,000,000	JPY	—	(288)
Citibank N.A.	9/3/2020	459,261	USD	548,656,500	KRW	—	(2,608)
Citibank N.A.	9/3/2020	504,202	USD	600,000,000	KRW	—	(890)
Citibank N.A.	9/3/2020	1,332,153	USD	29,764,350	MXN	—	(27,897)
Citibank N.A.	9/3/2020	1,478,356	USD	33,165,000	MXN	—	(37,083)
Citibank N.A.	10/6/2020	913,144	USD	1,237,950	AUD	—	(13)
Citibank N.A.	10/6/2020	2,118,390	USD	2,762,550	CAD	223	—
Citibank N.A.	10/6/2020	844,152	USD	762,300	CHF	—	(7)
Citibank N.A.	10/6/2020	5,781,634	USD	4,841,550	EUR	—	(433)
Citibank N.A.	10/6/2020	2,034,027	USD	1,521,450	GBP	—	(260)
Citibank N.A.	10/6/2020	520,793	USD	38,477,250	INR	—	(172)
Citibank N.A.	10/6/2020	2,570,081	USD	272,101,200	JPY	—	(155)
Citibank N.A.	10/6/2020	1,753,926	USD	38,540,250	MXN	—	(57)
Citibank N.A.	10/7/2020	616,129	USD	731,887,094	KRW	3	—
Citibank N.A.	10/14/2020	530,793	USD	3,646,650	CNH	—	(25)
HSBC Holdings PLC	9/3/2020	1,288,601	AUD	950,436	USD	—	(24)
HSBC Holdings PLC	9/3/2020	2,853,060	CAD	2,187,409	USD	—	(53)
HSBC Holdings PLC	9/3/2020	783,427	CHF	866,724	USD	—	(29)
HSBC Holdings PLC	9/3/2020	3,735,270	CNH	545,255	USD	—	(19)
HSBC Holdings PLC	9/3/2020	4,995,825	EUR	5,962,067	USD	—	(178)
HSBC Holdings PLC	9/3/2020	1,562,023	GBP	2,088,094	USD	—	(48)
HSBC Holdings PLC	9/3/2020	39,272,811	INR	535,118	USD	—	(1,621)
HSBC Holdings PLC	9/3/2020	278,566,475	JPY	2,630,480	USD	—	(359)
HSBC Holdings PLC	9/3/2020	731,887,094	KRW	616,554	USD	—	(438)
HSBC Holdings PLC	9/3/2020	39,533,550	MXN	1,806,490	USD	—	(47)
HSBC Holdings PLC	9/3/2020	693,144	USD	970,200	AUD	—	(22,430)
HSBC Holdings PLC	9/3/2020	1,608,724	USD	2,154,600	CAD	—	(43,144)
HSBC Holdings PLC	9/3/2020	640,229	USD	584,850	CHF	—	(6,783)
HSBC Holdings PLC	9/3/2020	402,016	USD	2,816,100	CNH	—	(9,049)
HSBC Holdings PLC	9/3/2020	4,378,493	USD	3,714,900	EUR	—	(54,774)
HSBC Holdings PLC	9/3/2020	1,547,572	USD	1,182,300	GBP	—	(32,876)
HSBC Holdings PLC	9/3/2020	396,599	USD	29,817,900	INR	—	(8,459)
HSBC Holdings PLC	9/3/2020	1,950,189	USD	206,376,450	JPY	1,660	—
HSBC Holdings PLC	9/3/2020	458,916	USD	548,656,500	KRW	—	(2,954)
HSBC Holdings PLC	9/3/2020	1,332,321	USD	29,764,350	MXN	—	(27,730)
HSBC Holdings PLC	10/6/2020	913,176	USD	1,237,950	AUD	19	—
HSBC Holdings PLC	10/6/2020	2,118,195	USD	2,762,550	CAD	28	—
HSBC Holdings PLC	10/6/2020	844,188	USD	762,300	CHF	28	—
HSBC Holdings PLC	10/6/2020	5,782,070	USD	4,841,550	EUR	3	—
HSBC Holdings PLC	10/6/2020	2,034,326	USD	1,521,450	GBP	40	—
HSBC Holdings PLC	10/6/2020	521,994	USD	38,477,250	INR	1,030	—
HSBC Holdings PLC	10/6/2020	2,570,557	USD	272,101,200	JPY	321	—
HSBC Holdings PLC	10/6/2020	1,753,982	USD	38,540,250	MXN	—	(1)
HSBC Holdings PLC	10/7/2020	616,056	USD	731,887,094	KRW	—	(70)
HSBC Holdings PLC	10/14/2020	530,820	USD	3,646,650	CNH	3	—
Morgan Stanley & Co. International	9/3/2020	1,288,601	AUD	950,432	USD	—	(21)
Morgan Stanley & Co. International	9/3/2020	2,853,060	CAD	2,187,411	USD	—	(54)
Morgan Stanley & Co. International	9/3/2020	783,427	CHF	866,719	USD	—	(23)
Morgan Stanley & Co. International	9/3/2020	3,735,270	CNH	545,249	USD	—	(14)
Morgan Stanley & Co. International	9/3/2020	4,995,825	EUR	5,962,048	USD	—	(158)
Morgan Stanley & Co. International	9/3/2020	1,562,023	GBP	2,088,098	USD	—	(53)
Morgan Stanley & Co. International	9/3/2020	39,272,811	INR	535,001	USD	—	(1,504)
Morgan Stanley & Co. International	9/3/2020	278,566,475	JPY	2,630,189	USD	—	(68)

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	9/3/2020	731,887,094	KRW	616,311	USD	$—	$(195)
Morgan Stanley & Co. International	9/3/2020	39,533,550	MXN	1,806,492	USD	—	(49)
Morgan Stanley & Co. International	9/3/2020	693,189	USD	970,200	AUD	—	(22,385)
Morgan Stanley & Co. International	9/3/2020	1,608,727	USD	2,154,600	CAD	—	(43,141)
Morgan Stanley & Co. International	9/3/2020	640,279	USD	584,850	CHF	—	(6,733)
Morgan Stanley & Co. International	9/3/2020	401,965	USD	2,816,100	CNH	—	(9,099)
Morgan Stanley & Co. International	9/3/2020	4,378,901	USD	3,714,900	EUR	—	(54,366)
Morgan Stanley & Co. International	9/3/2020	1,547,855	USD	1,182,300	GBP	—	(32,593)
Morgan Stanley & Co. International	9/3/2020	396,647	USD	29,817,900	INR	—	(8,411)
Morgan Stanley & Co. International	9/3/2020	1,950,702	USD	206,376,450	JPY	2,172	—
Morgan Stanley & Co. International	9/3/2020	458,912	USD	548,656,500	KRW	—	(2,958)
Morgan Stanley & Co. International	9/3/2020	1,332,370	USD	29,764,350	MXN	—	(27,680)
Morgan Stanley & Co. International	10/6/2020	913,168	USD	1,237,950	AUD	10	—
Morgan Stanley & Co. International	10/6/2020	2,118,179	USD	2,762,550	CAD	12	—
Morgan Stanley & Co. International	10/6/2020	844,179	USD	762,300	CHF	19	—
Morgan Stanley & Co. International	10/6/2020	5,781,924	USD	4,841,550	EUR	—	(143)
Morgan Stanley & Co. International	10/6/2020	2,034,268	USD	1,521,450	GBP	—	(18)
Morgan Stanley & Co. International	10/6/2020	522,023	USD	38,477,250	INR	1,058	—
Morgan Stanley & Co. International	10/6/2020	2,570,157	USD	272,101,200	JPY	—	(80)
Morgan Stanley & Co. International	10/6/2020	1,753,842	USD	38,540,250	MXN	—	(141)
Morgan Stanley & Co. International	10/7/2020	616,096	USD	731,887,094	KRW	—	(30)
Morgan Stanley & Co. International	10/14/2020	530,766	USD	3,646,650	CNH	—	(52)
UBS AG	9/3/2020	981,792	AUD	724,241	USD	—	(118)
UBS AG	9/3/2020	2,173,760	CAD	1,667,060	USD	—	(503)
UBS AG	9/3/2020	596,898	CHF	660,379	USD	—	(38)
UBS AG	9/3/2020	2,845,920	CNH	415,451	USD	—	(33)
UBS AG	9/3/2020	3,806,347	EUR	4,542,635	USD	—	(238)
UBS AG	9/3/2020	1,190,117	GBP	1,590,857	USD	41	—
UBS AG	9/3/2020	29,922,144	INR	407,686	USD	—	(1,212)
UBS AG	9/3/2020	212,241,124	JPY	2,003,884	USD	18	—
UBS AG	9/3/2020	557,628,265	KRW	469,812	USD	—	(390)
UBS AG	9/3/2020	30,120,800	MXN	1,376,570	USD	—	(232)
UBS AG	9/3/2020	528,181	USD	739,200	AUD	—	(17,019)
UBS AG	9/3/2020	1,225,676	USD	1,641,600	CAD	—	(32,891)
UBS AG	9/3/2020	487,652	USD	445,600	CHF	—	(5,309)
UBS AG	9/3/2020	306,287	USD	2,145,600	CNH	—	(6,905)
UBS AG	9/3/2020	3,336,212	USD	2,830,400	EUR	—	(41,515)
UBS AG	9/3/2020	1,179,331	USD	900,800	GBP	—	(24,820)
UBS AG	9/3/2020	302,650	USD	22,718,400	INR	—	(5,966)
UBS AG	9/3/2020	1,485,920	USD	157,239,200	JPY	1,327	—
UBS AG	9/3/2020	349,883	USD	418,024,000	KRW	—	(2,017)
UBS AG	9/3/2020	1,014,832	USD	22,677,600	MXN	—	(21,396)
UBS AG	10/6/2020	695,846	USD	943,200	AUD	107	—
UBS AG	10/6/2020	1,614,306	USD	2,104,800	CAD	465	—
UBS AG	10/6/2020	643,191	USD	580,800	CHF	21	—
UBS AG	10/6/2020	4,405,541	USD	3,688,800	EUR	157	—
UBS AG	10/6/2020	1,549,846	USD	1,159,200	GBP	—	(87)
UBS AG	10/6/2020	397,918	USD	29,316,000	INR	993	—
UBS AG	10/6/2020	1,958,233	USD	207,315,200	JPY	—	(42)
UBS AG	10/6/2020	1,336,513	USD	29,364,000	MXN	145	—
UBS AG	10/7/2020	469,740	USD	557,628,265	KRW	311	—
UBS AG	10/14/2020	404,417	USD	2,778,400	CNH	—	(15)
						$47,766	$(1,316,474)

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$80,346,794	$—	$80,346,794
Exchange-Traded Fund	3,465,180	—	—	3,465,180
Total Investments in Securities	$3,465,180	$80,346,794	$—	$83,811,974
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$47,766	$—	$47,766
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,316,474)	$—	$(1,316,474)
Total - Net	$3,465,180	$79,078,086	$—	$82,543,266
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 62.4%

U.S. Treasury Bills – 62.4%
0.08%, 10/1/20*	$7,514,000	$7,513,421
0.08%, 10/22/20*	7,781,000	7,779,953
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $15,293,620)		15,293,374

	Shares

EXCHANGE-TRADED FUND – 4.6%

United States – 4.6%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,119,572)	44,600	1,119,906
Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 29.4%

United States – 29.4%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/20 (tri-party custodian: The Bank of New York Mellon Corp.), 0.09% due 9/1/20; Proceeds at maturity - $7,210,018 (fully collateralized by Fannie Mae Interest STRIPS, 4.00% – 4.50% due 3/1/39 – 4/1/42, Freddie Mac Gold STRIPS, zero coupon – 4.50% due 12/15/39 – 9/15/43; Market value including accrued interest – $7,426,300)

(Cost: $7,210,000)	$7,210,000	$7,210,000

TOTAL INVESTMENTS IN SECURITIES – 96.4% (Cost: $23,623,192)		23,623,280

Other Assets less Liabilities – 3.6%		883,750

NET ASSETS – 100.0%		$24,507,030
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2020 were as follows:

Affiliate	Value at 8/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2020	Dividend Income
WisdomTree Floating Rate Treasury Fund	$1,167,796	$—	$50,154	$(51)	$2,315	$1,119,906	$11,294

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	10/22/2020	36,162,000	CNY	5,088,509	USD	$170,110	$—
Citibank N.A.	9/14/2020	40,276,000	CNH	5,578,315	USD	295,876	—
Citibank N.A.	11/13/2020	21,622,230	CNY	3,069,813	USD	68,004	—
Goldman Sachs	9/14/2020	5,859,618	USD	40,276,000	CNH	—	(14,573)
Goldman Sachs	10/22/2020	10,300,000	CNH	1,448,207	USD	50,131	—
Goldman Sachs	12/11/2020	40,276,000	CNH	5,826,299	USD	12,385	—
UBS AG	10/22/2020	37,638,000	CNY	5,292,182	USD	181,074	—
UBS AG	11/13/2020	22,504,770	CNY	3,194,250	USD	71,642	—
						$849,222	$(14,573)

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$15,293,374	$—	$15,293,374
Exchange-Traded Fund	1,119,906	—	—	1,119,906
Repurchase Agreement	—	7,210,000	—	7,210,000
Total Investments in Securities	$1,119,906	$22,503,374	$—	$23,623,280
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$849,222	$—	$849,222
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(14,573)	$—	$(14,573)
Total – Net	$1,119,906	$23,338,023	$—	$24,457,929
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 71.9%

U.S. Treasury Bills – 71.9%
0.08%, 10/1/20*	$3,813,000	$3,812,706
0.08%, 10/22/20*	3,763,000	3,762,494
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $7,575,321)		7,575,200

	Shares

EXCHANGE-TRADED FUND – 4.4%

United States – 4.4%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $466,906)	18,600	467,046

Investments	Principal Amount	Value

REPURCHASE AGREEMENT – 23.2%

United States – 23.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/20 (tri-party custodian: The Bank of New York Mellon Corp.), 0.09% due 9/1/20; Proceeds at maturity – $2,440,006 (fully collateralized by U.S. Treasury Inflation Indexed Bond, 0.13% due 1/15/23, U.S. Treasury Notes, 1.5% – 2.38% due 12/31/22 – 1/31/23; Market value including accrued interest – $2,488,871)

(Cost: $2,440,000)	$2,440,000	$2,440,000

TOTAL INVESTMENTS IN SECURITIES – 99.5% (Cost: $10,482,227)		10,482,246

Other Assets less Liabilities – 0.5%		49,841

NET ASSETS – 100.0%		$10,532,087
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2020 were as follows:

Affiliate	Value at 8/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2020	Dividend Income
WisdomTree Floating Rate Treasury Fund	$791,896	$—	$326,071	$(262)	$1,483	$467,046	$7,519

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	11/5/2020	10,300,870,000	IDR	694,316	USD	$10,157	$—
Bank of Montreal	11/5/2020	53,010,000	INR	701,840	USD	14,724	—
Bank of Montreal	11/5/2020	837,165,000	KRW	701,613	USD	5,097	—
Citibank N.A.	11/5/2020	15,625,000	MXN	696,182	USD	12,154	—
Citibank N.A.	11/5/2020	2,635,000	PLN	704,756	USD	13,761	—
Citibank N.A.	11/5/2020	51,485,000	RUB	691,758	USD	—	(1,317)
HSBC Holdings PLC	11/5/2020	4,940,000	CNH	701,557	USD	16,358	—
HSBC Holdings PLC	11/5/2020	22,085,000	THB	702,172	USD	7,608	—
Morgan Stanley & Co. International	11/5/2020	2,990,000	MYR	703,364	USD	11,414	—
Morgan Stanley & Co. International	11/5/2020	5,130,000	TRY	697,289	USD	—	(16,618)
Morgan Stanley & Co. International	11/5/2020	11,725,000	ZAR	687,220	USD	213	—
Royal Bank of Canada	11/5/2020	34,715,000	PHP	702,164	USD	12,727	—
UBS AG	11/5/2020	3,630,000	BRL	698,315	USD	—	(37,843)
UBS AG	11/5/2020	532,410,000	CLP	707,547	USD	—	(20,892)
UBS AG	11/5/2020	2,629,565,000	COP	697,107	USD	1,275	—
						$105,488	$(76,670)

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$7,575,200	$—	$7,575,200
Exchange-Traded Fund	467,046	—	—	467,046
Repurchase Agreement	—	2,440,000	—	2,440,000
Total Investments in Securities	$467,046	$10,015,200	$—	$10,482,246
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$105,488	$—	$105,488
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(76,670)	$—	$(76,670)
Total – Net	$467,046	$10,044,018	$—	$10,511,064
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 0.8%

U.S. Treasury Bond – 0.8%
1.13%, 8/15/40
(Cost: $253,338)	$258,000	$252,638

FOREIGN CORPORATE BONDS – 94.6%

Argentina – 0.7%

YPF S.A. 8.50%, 6/27/29(a)	263,000	202,633

Brazil – 10.3%

Banco BTG Pactual S.A. 4.50%, 1/10/25(b)	325,000	334,360

Banco Votorantim S.A. 4.50%, 9/24/24(a)(c)	200,000	207,060

Braskem Finance Ltd. 6.45%, 2/3/24	300,000	326,531

Braskem Netherlands Finance B.V. 4.50%, 1/31/30(a)	200,000	191,300

Centrais Eletricas Brasileiras S.A. 4.63%, 2/4/30(a)	370,000	376,012

Fibria Overseas Finance Ltd. 5.50%, 1/17/27(c)	113,000	125,801

Itau Unibanco Holding S.A.
4.63%, 2/27/25, (4.625% fixed rate until 2/27/25; 5-year Constant Maturity Treasury Rate + 3.222% thereafter)(a)(d)(e)	300,000	264,123

Klabin Finance S.A. 4.88%, 9/19/27(a)	300,000	321,938

Minerva Luxembourg S.A. 5.88%, 1/19/28(a)(c)	200,000	213,469

Petrobras Global Finance B.V. 5.75%, 2/1/29	335,000	368,333

St Marys Cement, Inc. 5.75%, 1/28/27(b)	300,000	337,031

Total Brazil		3,065,958

Chile – 3.7%

Celulosa Arauco y Constitucion S.A. 5.50%, 11/2/47(c)	325,000	358,211

Inversiones CMPC S.A. 4.75%, 9/15/24(b)	250,000	275,977

Telefonica Chile S.A. 3.88%, 10/12/22(b)	200,000	210,125

VTR Comunicaciones SpA 5.13%, 1/15/28(a)	250,000	262,695

Total Chile		1,107,008

China – 6.2%

Baidu, Inc. 3.08%, 4/7/25	200,000	215,182

Bank of China Ltd. 5.00%, 11/13/24(b)	600,000	673,312

China Evergrande Group 8.75%, 6/28/25(b)	200,000	168,960

CNAC HK Finbridge Co., Ltd. 4.88%, 3/14/25(b)	300,000	339,525
5.13%, 3/14/28(b)	200,000	236,654

CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	200,000	210,750

Total China		1,844,383

Colombia – 5.3%

Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.88%, 4/21/25(b)	200,000	209,812

Bancolombia S.A.
4.63%, 12/18/29, (4.625% fixed rate until 12/18/24; 5-year Constant Maturity Treasury Rate +2.944% thereafter)(d)	300,000	291,375

Ecopetrol S.A. 5.38%, 6/26/26(c)	150,000	166,088
6.88%, 4/29/30	200,000	241,788
5.88%, 5/28/45	149,000	169,807

Oleoducto Central S.A. 4.00%, 7/14/27(a)	250,000	261,250

Transportadora de Gas Internacional S.A. ESP 5.55%, 11/1/28(a)	200,000	227,094

Total Colombia		1,567,214

Ghana – 0.5%

Tullow Oil PLC 6.25%, 4/15/22(b)	200,000	136,000

Hong Kong – 1.0%

Melco Resorts Finance Ltd. 5.75%, 7/21/28(a)	275,000	288,269

India – 6.9%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/29(a)	200,000	204,812

Bharti Airtel Ltd. 4.38%, 6/10/25(b)	625,000	666,504

ICICI Bank Ltd. 3.25%, 9/9/22(b)	200,000	205,300

Reliance Industries Ltd. 3.67%, 11/30/27(a)	617,000	679,664

Vedanta Resources Ltd. 6.38%, 7/30/22(b)	200,000	172,770
7.13%, 5/31/23(b)	150,000	123,797

Total India		2,052,847

Indonesia – 2.8%

Medco Bell Pte Ltd. 6.38%, 1/30/27(a)	178,000	168,905

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/27(b)	220,000	241,175
4.13%, 5/15/27(a)	380,000	416,575

Total Indonesia		826,655

Ireland – 2.2%

C&W Senior Financing DAC 6.88%, 9/15/27(b)	350,000	368,340

Sibur Securities DAC 2.95%, 7/8/25(a)	275,000	280,156

Total Ireland		648,496

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2020

Investments	Principal Amount	Value

Israel – 3.7%

Bank Leumi Le-Israel BM
3.28%, 1/29/31, (3.275% fixed rate until 1/29/26; 5-year Constant Maturity Treasury Rate + 1.631% thereafter)(a)(b)(d)	$300,000	$302,813

Israel Electric Corp., Ltd. 6.88%, 6/21/23(b)	200,000	229,500

Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, 7/21/23	170,000	164,289
3.15%, 10/1/26	450,000	415,035

Total Israel		1,111,637

Kazakhstan – 3.2%

KazMunayGas National Co. JSC 4.75%, 4/19/27(b)	600,000	679,350

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/30(a)(c)	250,000	258,250

Total Kazakhstan		937,600

Kuwait – 2.6%

MEGlobal Canada ULC 5.88%, 5/18/30(a)	225,000	271,160

NBK Tier 1 Financing 2 Ltd.
4.50%, 11/27/25, (4.50% fixed rate until 11/27/25; 6-year U.S. dollar Swap Rate + 2.832% thereafter)(a)(d)(e)	500,000	496,406

Total Kuwait		767,566

Luxembourg – 2.0%

Altice Financing S.A. 7.50%, 5/15/26(b)	250,000	267,422

Millicom International Cellular S.A. 6.00%, 3/15/25(b)	330,000	340,106

Total Luxembourg		607,528

Mexico – 6.5%

Alpek S.A.B. de C.V. 4.25%, 9/18/29(a)	400,000	406,625

Banco Mercantil del Norte S.A.
7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(a)(d)(e)	200,000	201,687

BBVA Bancomer S.A. 6.75%, 9/30/22(b)(c)	250,000	271,562

Cemex S.A.B. de C.V. 7.75%, 4/16/26(b)	200,000	210,760
7.38%, 6/5/27(a)	200,000	217,500

Grupo Bimbo S.A.B. de C.V.
5.95%, 4/17/23, (5.95% fixed rate until 4/17/23; 5-year Constant Maturity Treasury Rate + 3.28% thereafter)(a)(d)(e)	250,000	265,391

Orbia Advance Corp. S.A.B. de C.V. 4.00%, 10/4/27(a)	320,000	342,250

Total Mexico		1,915,775

Morocco – 2.0%

OCP S.A. 5.63%, 4/25/24(b)	300,000	326,250
6.88%, 4/25/44(b)	200,000	257,188

Total Morocco		583,438

Netherlands – 1.2%

VEON Holdings B.V. 4.00%, 4/9/25(a)	350,000	365,641

Oman – 0.9%

Oztel Holdings SPC Ltd. 5.63%, 10/24/23(b)	250,000	253,828

Panama – 1.5%

AES Panama Generation Holdings SRL 4.38%, 5/31/30(a)	225,000	234,967

Banco Nacional de Panama 2.50%, 8/11/30(a)	200,000	202,750

Total Panama		437,717

Peru – 4.9%

Banco de Credito del Peru
3.13%, 7/1/30, (3.125% fixed rate until 7/1/25; 5-year Constant Maturity Treasury Rate + 3.00% thereafter)(a)(c)(d)	300,000	302,625

Credicorp Ltd. 2.75%, 6/17/25(a)	225,000	230,344

Inkia Energy Ltd. 5.88%, 11/9/27(b)	200,000	212,000

Inretail Pharma S.A. 5.38%, 5/2/23(b)	100,000	104,245

Kallpa Generacion S.A. 4.13%, 8/16/27(b)	250,000	261,094

Southern Copper Corp. 5.25%, 11/8/42	260,000	333,409

Total Peru		1,443,717

Russia – 7.0%

Alfa Bank AO via Alfa Bond Issuance PLC
6.95%, 4/30/23, (6.95% fixed rate until 4/30/23; 5-year Constant Maturity Treasury Rate + 4.572% thereafter)(b)(d)(e)	250,000	248,516
5.95%, 4/15/30, (5.95% fixed rate until 4/15/25; 5-year Constant Maturity Treasury Rate + 4.546% thereafter)(a)(d)	350,000	352,625

Gazprom PJSC via Gaz Capital S.A. 4.95%, 3/23/27(b)	335,000	377,294

Lukoil Securities B.V. 3.88%, 5/6/30(a)(c)	225,000	240,117

Novolipetsk Steel via Steel Funding DAC 4.00%, 9/21/24(b)	250,000	266,680

Severstal OAO Via Steel Capital S.A. 3.15%, 9/16/24(a)	200,000	206,656

VTB Bank OJSC via VTB Capital S.A. 6.95%, 10/17/22(b)	353,000	377,875

Total Russia		2,069,763

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2020

Investments	Principal Amount	Value

Saudi Arabia – 2.2%

SABIC Capital II B.V. 4.50%, 10/10/28(a)	$350,000	$413,088

Saudi Electricity Global Sukuk Co. 2 5.06%, 4/8/43(b)	200,000	251,781

Total Saudi Arabia		664,869

Singapore – 1.9%

Oversea-Chinese Banking Corp., Ltd. 4.25%, 6/19/24(b)(c)	525,000	577,336

South Africa – 1.4%

AngloGold Ashanti Holdings PLC 5.13%, 8/1/22	200,000	212,596
6.50%, 4/15/40(c)	162,000	194,223

Total South Africa		406,819

South Korea – 2.4%

Woori Bank 4.75%, 4/30/24(b)	650,000	717,031

St. Lucia – 0.5%

Digicel International Finance Ltd. 8.75%, 5/25/24(a)	121,083	122,748
8.00%, 12/31/26(a)	48,337	37,944

Total St. Lucia		160,692

Thailand – 2.4%

Bangkok Bank PCL 4.45%, 9/19/28(a)	300,000	348,422

PTTEP Treasury Center Co., Ltd. 3.90%, 12/6/59(a)	325,000	367,859

Total Thailand		716,281

Turkey – 3.7%

QNB Finansbank AS 6.88%, 9/7/24(a)	200,000	203,250

Turk Telekomunikasyon AS 6.88%, 2/28/25(a)(c)	200,000	209,406

Turkiye Is Bankasi AS 6.13%, 4/25/24(b)	200,000	189,844

Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(a)(c)	300,000	308,625

Turkiye Vakiflar Bankasi TAO 5.25%, 2/5/25(a)(c)	200,000	180,375

Total Turkey		1,091,500

United Arab Emirates – 4.3%

Abu Dhabi National Energy Co. PJSC 4.38%, 6/22/26(b)	400,000	462,500

DP World Crescent Ltd. 3.91%, 5/31/23(b)	200,000	211,407

DP World PLC 6.85%, 7/2/37(b)	100,000	128,203

MAF Global Securities Ltd. 4.75%, 5/7/24(b)	200,000	213,625

MHP Lux S.A. 6.25%, 9/19/29(a)	275,000	269,328

Total United Arab Emirates		1,285,063

Zambia – 0.7%

First Quantum Minerals Ltd. 6.88%, 3/1/26(a)	200,000	200,563
TOTAL FOREIGN CORPORATE BONDS (Cost: $26,526,572)		28,053,827

FOREIGN GOVERNMENT OBLIGATIONS – 2.9%

Egypt – 0.7%

Egypt Government International Bond 7.60%, 3/1/29(a)	200,000	210,906

Ghana – 0.6%

Ghana Government International Bond 6.38%, 2/11/27, Series 144A(a)	200,000	189,500

Indonesia – 0.9%

Indonesia Government International Bond 4.75%, 2/11/29	210,000	251,672

Nigeria – 0.7%

Nigeria Government International Bond 6.50%, 11/28/27(b)	200,000	198,969
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $809,471)		851,047

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.3%

United States – 7.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(f)
(Cost: $2,164,250)	2,164,250	2,164,250

TOTAL INVESTMENTS IN SECURITIES – 105.6% (Cost: $29,753,631)		31,321,762

Other Assets less Liabilities – (5.6)%		(1,666,378)

NET ASSETS – 100.0%		$29,655,384
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

Security, or portion thereof, was on loan at August 31, 2020 (See Note 2). At August 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,283,602 and the total market value of the collateral held by the Fund was $2,351,778. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $187,528.

(d)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

(e)	The security has a perpetual maturity; the date displayed is the next call date.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2020.

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	16	12/31/20	$(2,016,500)	$(1,594)
10 Year U.S. Treasury Note	18	12/21/20	(2,506,500)	2,364
U.S. Treasury Long Bond	1	12/21/20	(175,719)	2,063
U.S. Treasury Ultra Long Term Bond	1	12/21/20	(220,906)	4,360
			$(4,919,625)	$7,193

Long Exposure
2 Year U.S. Treasury Note	22	12/31/20	$4,860,797	$1,485
			$4,860,797	$1,485
Total – Net			$(58,828)	$8,678
†	As of August 31, 2020, deposits at broker for futures contracts of $52,947 included cash collateral of $37,300 and previously settled variation margin gains on open futures contracts of $15,647.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$252,638	$—	$252,638
Foreign Corporate Bonds	—	28,053,827	—	28,053,827
Foreign Government Obligations	—	851,047	—	851,047
Investment of Cash Collateral for Securities Loaned	—	2,164,250	—	2,164,250
Total Investments in Securities	$—	$31,321,762	$—	$31,321,762
Financial Derivative Instruments
Futures Contracts[1]	$10,272	$—	$—	$10,272
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(1,594)	$—	$—	$(1,594)
Total – Net	$8,678	$31,321,762	$—	$31,330,440
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2020

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT OBLIGATIONS – 85.7%

Brazil – 11.7%

Brazil Letras do Tesouro Nacional 10.26%, 7/1/21, Series LTN(a)	800,000	BRL	$143,084
8.91%, 1/1/22, Series LTN(a)	11,035,000	BRL	1,935,385
6.26%, 7/1/22, Series LTN(a)	8,130,000	BRL	1,389,768
5.76%, 7/1/23, Series LTN(a)	16,930,000	BRL	2,705,674
5.38%, 1/1/24, Series LTN(a)	5,950,000	BRL	914,014

Brazil Notas do Tesouro Nacional 10.00%, 1/1/21, Series F	1,693,000	BRL	316,350
10.00%, 1/1/23, Series F	13,435,000	BRL	2,756,746
10.00%, 1/1/25, Series F	11,249,000	BRL	2,371,636
10.00%, 1/1/27, Series F	6,680,000	BRL	1,424,484
10.00%, 1/1/29, Series F	4,460,000	BRL	965,293

Total Brazil			14,922,434

Chile – 2.0%

Bonos de la Tesoreria de la Republica en pesos 4.00%, 3/1/23(b)(c)	250,000,000	CLP	351,016
4.50%, 3/1/26	330,000,000	CLP	493,275
4.70%, 9/1/30(b)(c)	275,000,000	CLP	427,160
5.00%, 3/1/35	390,000,000	CLP	633,196
6.00%, 1/1/43, Series 30YR	350,000,000	CLP	666,729

Total Chile			2,571,376

China – 7.4%

China Government Bond 3.29%, 10/18/23, Series 1823	5,600,000	CNY	828,467
3.19%, 4/11/24, Series 1904	9,100,000	CNY	1,340,063
2.94%, 10/17/24, Series 1913	7,000,000	CNY	1,023,511
3.22%, 12/6/25, Series 1828	6,100,000	CNY	903,945
3.25%, 6/6/26, Series 1907	8,800,000	CNY	1,298,187
3.12%, 12/5/26, Series 1916	8,000,000	CNY	1,170,867
3.25%, 11/22/28, Series 1827	8,000,000	CNY	1,178,804
3.29%, 5/23/29, Series 1906	8,000,000	CNY	1,182,319
3.13%, 11/21/29, Series 1915	4,000,000	CNY	585,609

Total China			9,511,772

Colombia – 7.1%

Colombia Government International Bond 7.75%, 4/14/21	749,000,000	COP	205,154

Colombian TES 7.00%, 5/4/22, Series B	3,241,700,000	COP	925,276
10.00%, 7/24/24, Series B	5,853,700,000	COP	1,908,490
6.25%, 11/26/25, Series B	2,397,300,000	COP	696,391
7.50%, 8/26/26, Series B	3,709,200,000	COP	1,136,622
6.00%, 4/28/28, Series B	5,345,600,000	COP	1,495,546
7.75%, 9/18/30, Series B	3,762,200,000	COP	1,156,007
7.00%, 6/30/32, Series B	4,537,500,000	COP	1,288,090
7.25%, 10/18/34, Series B	1,000,000,000	COP	284,730

Total Colombia			9,096,306

Hungary – 2.0%

Hungary Government Bond 7.00%, 6/24/22, Series 22/A	65,120,000	HUF	244,968
1.75%, 10/26/22, Series 22/B	117,210,000	HUF	403,142
3.00%, 6/26/24, Series 24/B	213,440,000	HUF	766,201
3.00%, 10/27/27, Series 27/A	322,740,000	HUF	1,169,311

Total Hungary			2,583,622

India – 5.3%

India Government Bond 7.68%, 12/15/23	30,000,000	INR	440,539
8.40%, 7/28/24	123,000,000	INR	1,847,855
7.59%, 3/20/29	100,000,000	INR	1,472,732
7.88%, 3/19/30	100,000,000	INR	1,501,885
9.20%, 9/30/30	90,920,000	INR	1,484,217

Total India			6,747,228

Indonesia – 7.1%

Indonesia Treasury Bond 8.38%, 3/15/24, Series FR70	24,665,000,000	IDR	1,861,583
8.38%, 9/15/26, Series FR56	23,181,000,000	IDR	1,780,142
9.00%, 3/15/29, Series FR71	14,875,000,000	IDR	1,163,238
8.75%, 5/15/31, Series FR73	13,601,000,000	IDR	1,050,347
8.25%, 6/15/32, Series FR58	11,549,000,000	IDR	857,659
8.38%, 3/15/34, Series FR68	16,000,000,000	IDR	1,196,608
8.25%, 5/15/36, Series FR72	14,563,000,000	IDR	1,078,637
7.50%, 5/15/38, Series FR75	300,000,000	IDR	20,739
8.75%, 2/15/44, Series FR67	1,390,000,000	IDR	105,721

Total Indonesia			9,114,674

Malaysia – 3.9%

Malaysia Government Bond
4.16%, 7/15/21, Series 0111	393,000	MYR	96,333
3.42%, 8/15/22, Series 0112	1,743,000	MYR	431,782
4.18%, 7/15/24, Series 0114	2,460,000	MYR	636,729
3.96%, 9/15/25, Series 0115	3,490,000	MYR	911,136
3.90%, 11/16/27, Series 0417	4,410,000	MYR	1,159,514
3.89%, 8/15/29, Series 0219	2,500,000	MYR	660,406
4.76%, 4/7/37, Series 0317	1,400,000	MYR	400,769

Malaysia Government Investment Issue 4.09%, 11/30/23, Series 0318	2,450,000	MYR	628,261

Total Malaysia			4,924,930

Mexico – 4.6%

Mexican Bonos 8.50%, 5/31/29, Series M 20	7,455,000	MXN	402,708
7.75%, 5/29/31, Series M	20,133,000	MXN	1,040,411
7.75%, 11/23/34, Series M	11,319,000	MXN	583,384
10.00%, 11/20/36, Series M 30	9,237,000	MXN	566,071
8.50%, 11/18/38, Series M 30	24,854,000	MXN	1,344,405
7.75%, 11/13/42, Series M	19,142,000	MXN	957,135
8.00%, 11/7/47, Series M	20,000,000	MXN	1,020,625

Total Mexico			5,914,739

Peru – 3.6%

Peru Government Bond 6.15%, 8/12/32	101,000	PEN	33,628

Peruvian Government International Bond
5.70%, 8/12/24(c)	780,000	PEN	257,848
8.20%, 8/12/26(c)	3,063,000	PEN	1,149,096
6.95%, 8/12/31(c)	5,421,000	PEN	1,926,835
6.90%, 8/12/37(c)	3,475,000	PEN	1,191,682

Total Peru			4,559,089

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2020

Investments	Principal Amount†		Value

Philippines – 2.3%

Philippine Government International Bond
4.95%, 1/15/21	11,000,000	PHP	$228,406
3.90%, 11/26/22	39,000,000	PHP	821,491
6.25%, 1/14/36	70,000,000	PHP	1,858,786

Total Philippines			2,908,683

Poland – 4.9%

Republic of Poland Government Bond
3.25%, 7/25/25, Series 0725	695,000	PLN	212,401
2.50%, 7/25/26, Series 0726	9,495,000	PLN	2,812,073
2.50%, 7/25/27, Series 0727	8,905,000	PLN	2,649,074
2.75%, 10/25/29, Series 1029	1,750,000	PLN	535,583

Total Poland			6,209,131

Romania – 2.1%

Romania Government Bond
5.95%, 6/11/21, Series 10Y	850,000	RON	215,366
4.00%, 10/27/21, Series 3Y	400,000	RON	100,132
5.85%, 4/26/23, Series 10Y	3,470,000	RON	915,110
4.75%, 2/24/25, Series 10Y	1,970,000	RON	513,169
5.80%, 7/26/27, Series 15Y	2,880,000	RON	805,736
5.00%, 2/12/29, Series 10Y	500,000	RON	133,816

Total Romania			2,683,329

Russia – 10.2%

Russian Federal Bond – OFZ
7.00%, 12/15/21, Series 5083	26,235,000	RUB	366,093
7.40%, 12/7/22, Series 6220	28,000,000	RUB	400,929
7.00%, 1/25/23, Series 6211	38,349,000	RUB	546,263
7.00%, 8/16/23, Series 6215	67,505,000	RUB	969,696
6.50%, 2/28/24, Series 6223	119,910,000	RUB	1,707,840
7.40%, 7/17/24, Series 6227	90,000,000	RUB	1,318,044
7.10%, 10/16/24, Series 6222	100,000,000	RUB	1,452,343
7.75%, 9/16/26, Series 6219	50,000,000	RUB	756,939
7.05%, 1/19/28, Series 6212	99,885,000	RUB	1,455,993
6.90%, 5/23/29, Series 6224	55,000,000	RUB	794,163
7.65%, 4/10/30, Series 6228	11,000,000	RUB	166,331
8.50%, 9/17/31, Series 6218	51,440,000	RUB	831,276
7.70%, 3/23/33, Series 6221	83,865,000	RUB	1,278,967
7.25%, 5/10/34, Series 6225	65,860,000	RUB	969,717

Total Russia			13,014,594

South Africa – 4.6%

Republic of South Africa Government Bond
8.00%, 1/31/30, Series 2030	14,455,000	ZAR	786,735
7.00%, 2/28/31, Series R213	13,227,000	ZAR	641,743
8.25%, 3/31/32, Series 2032	8,000,000	ZAR	410,909
6.25%, 3/31/36, Series R209	17,301,600	ZAR	676,686
8.50%, 1/31/37, Series 2037	8,000,000	ZAR	378,046
9.00%, 1/31/40, Series 2040	14,300,000	ZAR	686,333
6.50%, 2/28/41, Series R214	4,005,000	ZAR	150,188
8.75%, 1/31/44, Series 2044	19,155,000	ZAR	884,751
8.75%, 2/28/48, Series 2048	26,120,000	ZAR	1,200,599

Total South Africa			5,815,990

Thailand – 3.7%

Thailand Government Bond
2.00%, 12/17/22	19,000,000	THB	630,399
3.63%, 6/16/23	17,900,000	THB	623,058
1.45%, 12/17/24	7,615,000	THB	251,166
3.85%, 12/12/25	5,480,000	THB	202,180
2.13%, 12/17/26	16,000,000	THB	547,277
2.88%, 12/17/28	12,615,000	THB	455,453
4.88%, 6/22/29	7,602,000	THB	315,218
3.65%, 6/20/31	14,000,000	THB	541,973
3.40%, 6/17/36	20,460,000	THB	800,362
2.88%, 6/17/46	8,985,000	THB	333,149

Total Thailand			4,700,235

Turkey – 3.2%

Turkey Government Bond
11.00%, 3/2/22	5,620,000	TRY	744,789
12.20%, 1/18/23	8,000,000	TRY	1,069,439
16.20%, 6/14/23	2,030,000	TRY	294,335
8.00%, 3/12/25	7,157,000	TRY	800,588
11.00%, 2/24/27	4,555,000	TRY	557,692
10.50%, 8/11/27	4,910,000	TRY	581,807

Total Turkey			4,048,650
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $122,605,220)			109,326,782

SUPRANATIONAL BONDS – 5.8%

European Bank for Reconstruction & Development 6.45%, 12/13/22	7,910,000,000	IDR	554,881

European Investment Bank
7.63%, 1/12/22	18,000,000	MXN	853,516
8.13%, 12/21/26	9,740,000	ZAR	642,942
8.00%, 5/5/27(c)	28,200,000	ZAR	1,840,189

International Bank for Reconstruction & Development 8.25%, 12/21/26	16,000,000	ZAR	1,058,255

International Finance Corp.
7.50%, 1/18/28	37,000,000	MXN	1,824,895
5.50%, 2/28/28	44,850,000	RUB	647,101
TOTAL SUPRANATIONAL BONDS (Cost: $7,742,406)			7,421,779

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2020

Investments	Principal Amount†	Value

REPURCHASE AGREEMENT – 4.6%

United States – 4.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/20 (tri-party custodian: The Bank of New York Mellon Corp.), 0.09% due 9/1/20; Proceeds at maturity – $5,860,015 (fully collateralized by U.S. Treasury Bond, 7.13% due 2/15/23, U.S. Treasury Notes, 0.5% – 1.5% due 2/28/23 - 3/31/23; Market value including accrued interest – $5,977,209)

(Cost: $5,860,000)	5,860,000	$5,860,000

TOTAL INVESTMENTS IN SECURITIES – 96.1% (Cost: $136,207,626)		122,608,561

Other Assets less Liabilities – 3.9%		4,909,980

NET ASSETS – 100.0%		$127,518,541
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2020.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

BNP Paribas SA	9/2/2020	125,632	USD	1,826,688,040	IDR	$194	$—
Bank of America N.A.	9/16/2020	5,788,800	PLN	1,478,704	USD	99,380	—
Bank of America N.A.	9/16/2020	5,248,000	RUB	75,614	USD	—	(4,870)
Bank of America N.A.	9/16/2020	410,790	USD	31,296,000	INR	—	(14,429)
Bank of America N.A.	9/16/2020	255,225	USD	1,000,000	PLN	—	(17,384)
Bank of America N.A.	9/17/2020	49,664,960	MXN	2,254,424	USD	10,653	—
Bank of America N.A.	9/17/2020	427,827	USD	9,700,000	MXN	—	(14,562)
Bank of Montreal	9/16/2020	277,704	USD	21,000,000	INR	—	(7,622)
Citibank N.A.	9/16/2020	6,150,600	PLN	1,570,463	USD	106,251	—
Citibank N.A.	9/16/2020	2,200,000	PLN	599,765	USD	—	(24)
Citibank N.A.	9/16/2020	5,576,000	RUB	80,348	USD	—	(5,182)
Citibank N.A.	9/16/2020	436,180	USD	33,252,000	INR	—	(15,615)
Citibank N.A.	9/16/2020	429,370	USD	1,700,000	PLN	—	(34,067)
Citibank N.A.	9/17/2020	52,769,020	MXN	2,393,261	USD	13,383	—
Citibank N.A.	9/17/2020	20,000,000	MXN	912,122	USD	20	—
Citibank N.A.	9/17/2020	1,771,330	USD	40,000,000	MXN	—	(52,955)
Goldman Sachs	9/16/2020	6,150,600	PLN	1,570,272	USD	106,441	—
Goldman Sachs	9/16/2020	5,576,000	RUB	80,350	USD	—	(5,184)
Goldman Sachs	9/16/2020	436,166	USD	33,252,000	INR	—	(15,628)
Goldman Sachs	9/16/2020	98,490	USD	7,500,000	INR	—	(3,413)
Goldman Sachs	9/17/2020	52,769,020	MXN	2,394,967	USD	11,677	—
JP Morgan Chase Bank N.A.	9/16/2020	470,158	USD	36,000,000	INR	—	(18,974)
State Street Bank and Trust	9/1/2020	102,273	USD	1,735,858	ZAR	—	(190)
State Street Bank and Trust	9/2/2020	610,712	USD	2,248,580	PLN	—	(2,222)

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

UBS AG	9/16/2020	729,352	USD	2,850,000	PLN	$—	$(47,585)
UBS AG	9/17/2020	14,000,000	MXN	628,760	USD	9,740	—
						$357,739	$(259,906)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Foreign Government Obligations	$—	$109,326,782	$—	$109,326,782
Supranational Bonds	—	7,421,779	—	7,421,779
Repurchase Agreement	—	5,860,000	—	5,860,000
Total Investments in Securities	$—	$122,608,561	$—	$122,608,561
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$357,739	$—	$357,739
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(259,906)	$—	$(259,906)
Total - Net	$—	$122,706,394	$—	$122,706,394
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 100.0%

U.S. Treasury Notes – 100.0%

U.S. Treasury Floating Rate Notes
0.41%, 10/31/21, (3-month U.S. Treasury Bill Money Market Yield + 0.30%)*	$373,081,000	$374,331,374
0.26%, 1/31/22, (3-month U.S. Treasury Bill Money Market Yield + 0.154%)*	379,992,000	380,678,315
0.22%, 4/30/22, (3-month U.S. Treasury Bill Money Market Yield + 0.114%)*	422,608,000	423,121,532

0.16%, 7/31/22, (3-month U.S. Treasury Bill Money Market Yield + 0.055%)*	313,549,000	313,586,770

TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $1,489,967,938)		1,491,717,991

Other Assets less Liabilities – 0.0%		221,808

NET ASSETS – 100.0%		$1,491,939,799
*	Floating rate note. Coupon shown is in effect at August 31, 2020. Date represents the ultimate maturity date.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$1,491,717,991	$—	$1,491,717,991
Total Investments in Securities	$—	$1,491,717,991	$—	$1,491,717,991

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.7%

United States – 94.7%

Acadia Healthcare Co., Inc. 5.63%, 2/15/23	$233,000	$235,354

ADT Security Corp. (The) 6.25%, 10/15/21	284,000	300,792
3.50%, 7/15/22	335,000	343,581
4.13%, 6/15/23	334,000	349,661

AECOM 5.88%, 10/15/24	362,000	404,121
5.13%, 3/15/27	160,000	176,018

AES Corp. (The) 5.13%, 9/1/27	200,000	216,361

Allison Transmission, Inc. 5.88%, 6/1/29(a)(b)	200,000	219,273

Ally Financial, Inc. 5.75%, 11/20/25	200,000	224,454

AMC Entertainment Holdings, Inc. 10.50%, 4/15/25(a)(b)	250,000	220,625

AMC Networks, Inc. 5.00%, 4/1/24	189,000	192,898
4.75%, 8/1/25(b)	330,000	342,047

American Axle & Manufacturing, Inc. 6.25%, 4/1/25(b)	250,000	258,364

AmeriGas Partners L.P. 5.63%, 5/20/24(b)	190,000	208,027
5.50%, 5/20/25	370,000	407,228
5.75%, 5/20/27	260,000	293,619

Amkor Technology, Inc. 6.63%, 9/15/27(a)	200,000	219,463

Antero Midstream Partners L.P. 5.38%, 9/15/24	568,000	525,400

Antero Resources Corp. 5.38%, 11/1/21(b)	589,000	572,802
5.13%, 12/1/22(b)	272,000	234,525

Aramark Services, Inc. 6.38%, 5/1/25(a)	350,000	367,062
5.00%, 2/1/28(a)(b)	330,000	328,893

Archrock Partners L.P. 6.25%, 4/1/28(a)(b)	290,000	292,117

Avient Corp. 5.25%, 3/15/23	370,000	402,255

Axalta Coating Systems LLC 4.88%, 8/15/24(a)	250,000	256,746

B&G Foods, Inc. 5.25%, 4/1/25	250,000	258,928
5.25%, 9/15/27	140,000	149,843

Ball Corp. 4.00%, 11/15/23	147,000	156,555

Bausch Health Cos., Inc. 5.50%, 3/1/23(a)	250,000	250,286
5.88%, 5/15/23(a)	57,000	56,902
7.00%, 3/15/24(a)	270,000	280,530

Beacon Roofing Supply, Inc. 4.88%, 11/1/25(a)	420,000	417,138

Bed Bath & Beyond, Inc. 5.17%, 8/1/44	250,000	172,031

Berry Global, Inc. 4.88%, 7/15/26(a)	300,000	319,063

Blue Cube Spinco LLC 9.75%, 10/15/23	233,000	241,205
10.00%, 10/15/25	30,000	31,851

BMC East LLC 5.50%, 10/1/24(a)	165,000	171,789

Boyd Gaming Corp. 6.00%, 8/15/26(b)	370,000	387,090
4.75%, 12/1/27(b)	250,000	249,298

Brookfield Property REIT, Inc. 5.75%, 5/15/26(a)	400,000	326,936

Builders FirstSource, Inc. 5.00%, 3/1/30(a)(b)	320,000	342,318

CCO Holdings LLC 4.00%, 3/1/23(a)	161,000	163,715
5.75%, 2/15/26(a)	480,000	503,669
5.13%, 5/1/27(a)	300,000	319,906
5.88%, 5/1/27(a)(b)	100,000	105,225
4.75%, 3/1/30(a)	640,000	688,384
4.50%, 8/15/30(a)(b)	500,000	531,252

CDK Global, Inc. 5.00%, 10/15/24	62,000	70,270
5.25%, 5/15/29(a)	250,000	272,965

CDW LLC 5.50%, 12/1/24	56,000	62,026
4.13%, 5/1/25	110,000	114,910
4.25%, 4/1/28	150,000	157,003

Cedar Fair L.P. 5.50%, 5/1/25(a)	250,000	258,438

Centene Corp. 4.75%, 5/15/22	400,000	403,500

CenturyLink, Inc. 5.80%, 3/15/22, Series T(b)	537,000	562,145
7.50%, 4/1/24, Series Y(b)	54,000	61,290
5.63%, 4/1/25(b)	440,000	475,750
5.13%, 12/15/26(a)(b)	270,000	280,390
4.00%, 2/15/27(a)(b)	310,000	315,227

CF Industries, Inc. 3.45%, 6/1/23	230,000	239,850
4.95%, 6/1/43(b)	420,000	498,427
5.38%, 3/15/44	250,000	311,437

Chemours Co. (The) 6.63%, 5/15/23	292,000	293,996
7.00%, 5/15/25(b)	320,000	326,720
5.38%, 5/15/27(b)	250,000	252,014

Churchill Downs, Inc. 5.50%, 4/1/27(a)	250,000	263,079

Cinemark USA, Inc. 4.88%, 6/1/23	339,000	312,694

Clearway Energy Operating LLC 5.75%, 10/15/25	250,000	265,651
4.75%, 3/15/28(a)	300,000	314,532

Cleveland-Cliffs, Inc. 9.88%, 10/17/25(a)	350,000	386,515
6.75%, 3/15/26(a)(b)	300,000	306,750
5.88%, 6/1/27	370,000	339,937

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value

Colfax Corp. 6.00%, 2/15/24(a)	$335,000	$348,435

CommScope Technologies LLC 6.00%, 6/15/25(a)	466,000	478,377
5.00%, 3/15/27(a)	310,000	308,483

CommScope, Inc. 5.50%, 3/1/24(a)	452,000	467,307
6.00%, 3/1/26(a)	220,000	234,039
8.25%, 3/1/27(a)(b)	425,000	460,039

Community Health Systems, Inc. 6.25%, 3/31/23	1,390,000	1,395,212
8.63%, 1/15/24(a)	206,000	215,656
6.63%, 2/15/25(a)(b)	498,000	510,400
8.00%, 3/15/26(a)	250,000	259,625

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	300,000	328,446

Continental Resources, Inc. 4.50%, 4/15/23(b)	250,000	252,801
4.90%, 6/1/44	260,000	230,837

CoreCivic, Inc. 5.00%, 10/15/22(b)	130,000	128,507

Cornerstone Building Brands, Inc. 8.00%, 4/15/26(a)(b)	310,000	328,009

Cott Holdings, Inc. 5.50%, 4/1/25(a)	300,000	310,500

Coty, Inc. 6.50%, 4/15/26(a)(b)	360,000	299,036

Crestwood Midstream Partners L.P. 6.25%, 4/1/23	259,000	255,735

Crown Americas LLC 4.50%, 1/15/23	335,000	352,794

CSC Holdings LLC 6.75%, 11/15/21	99,000	104,229
5.88%, 9/15/22	90,000	95,600
5.25%, 6/1/24	322,000	349,338
5.50%, 4/15/27(a)	260,000	277,540
7.50%, 4/1/28(a)	370,000	415,837
6.50%, 2/1/29(a)	400,000	450,750
5.75%, 1/15/30(a)	610,000	665,666

CVR Partners L.P. 9.25%, 6/15/23(a)	521,000	513,240

Del Monte Foods, Inc. 11.88%, 5/15/25(a)	300,000	322,021

Dell International LLC 7.13%, 6/15/24(a)(b)	128,000	132,928

Delta Air Lines, Inc. 3.63%, 3/15/22	280,000	278,465
3.80%, 4/19/23	250,000	240,341
2.90%, 10/28/24(b)	250,000	229,708
3.75%, 10/28/29(b)	1,150,000	1,027,470

Diamond Resorts International, Inc. 7.75%, 9/1/23(a)	416,000	408,976
10.75%, 9/1/24(a)	184,000	163,511

Diamond Sports Group LLC 5.38%, 8/15/26(a)	1,320,000	1,032,788
6.63%, 8/15/27(a)	1,000,000	563,750

DISH DBS Corp. 6.75%, 6/1/21	425,000	436,050
5.88%, 7/15/22	744,000	781,944
5.00%, 3/15/23	487,000	504,654
5.88%, 11/15/24	651,000	689,043

Elanco Animal Health, Inc. 5.27%, 8/28/23	517,000	567,084

EMC Corp. 3.38%, 6/1/23	362,000	374,893

Encompass Health Corp. 5.13%, 3/15/23	320,000	323,566

Endo Dac 6.00%, 6/30/28(a)(b)	711,000	551,736

EnLink Midstream Partners L.P.
6.00%, 12/15/22, Series C, (6.00% fixed rate until 12/15/22; 3-month U.S. dollar London Interbank Offered Rate + 4.11% thereafter)(c)(d)	320,000	132,800
4.40%, 4/1/24	217,000	201,401

Entegris, Inc. 4.63%, 2/10/26(a)	250,000	258,780

ESH Hospitality, Inc. 5.25%, 5/1/25(a)	200,000	203,295
4.63%, 10/1/27(a)(b)	220,000	220,271

Ford Motor Co. 8.50%, 4/21/23	250,000	276,750
9.00%, 4/22/25	250,000	292,888
9.63%, 4/22/30(b)	210,000	275,600

Ford Motor Credit Co. LLC 5.88%, 8/2/21	30,000	30,681
3.81%, 10/12/21	1,230,000	1,237,564
3.22%, 1/9/22(b)	70,000	69,905
3.35%, 11/1/22	90,000	89,990
4.14%, 2/15/23	660,000	676,302
3.66%, 9/8/24	20,000	19,944
4.39%, 1/8/26	10,000	10,187
4.54%, 8/1/26	180,000	183,938

Freeport-McMoRan, Inc. 3.88%, 3/15/23	853,000	884,885
4.55%, 11/14/24	496,000	536,119
5.00%, 9/1/27(b)	260,000	275,378
4.25%, 3/1/30(b)	300,000	315,468
5.45%, 3/15/43	710,000	798,530

Gap, Inc. (The) 8.38%, 5/15/23(a)(b)	200,000	223,500
8.63%, 5/15/25(a)	300,000	335,595
8.88%, 5/15/27(a)(b)	300,000	338,625

Gartner, Inc. 5.13%, 4/1/25(a)	250,000	260,576

Genesis Energy L.P. 6.00%, 5/15/23	300,000	281,693

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/23(b)	292,000	293,280
5.00%, 5/31/26(b)	300,000	301,500
4.88%, 3/15/27	490,000	490,625

Graphic Packaging International LLC 4.75%, 4/15/21	290,000	294,350

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value

Gray Television, Inc. 5.88%, 7/15/26(a)	$350,000	$363,825
7.00%, 5/15/27(a)(b)	350,000	380,642

Greif, Inc. 6.50%, 3/1/27(a)	300,000	320,194

Griffon Corp. 5.75%, 3/1/28(b)	250,000	265,913

Group 1 Automotive, Inc. 5.00%, 6/1/22	112,000	112,000

GrubHub Holdings, Inc. 5.50%, 7/1/27(a)	280,000	293,300

GTT Communications, Inc. 7.88%, 12/31/24(a)	162,000	61,542

Hanesbrands, Inc. 4.63%, 5/15/24(a)	181,000	190,522
4.88%, 5/15/26(a)	70,000	76,342

HAT Holdings I LLC 5.25%, 7/15/24(a)	159,000	166,820

HCA, Inc. 5.88%, 5/1/23	253,000	277,403
5.38%, 2/1/25	616,000	694,383

Hilton Domestic Operating Co., Inc. 4.25%, 9/1/24	652,000	657,637
5.13%, 5/1/26	250,000	258,390
4.88%, 1/15/30(b)	140,000	144,505

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	310,000	338,086

Hughes Satellite Systems Corp. 5.25%, 8/1/26	250,000	274,015
6.63%, 8/1/26	250,000	284,015

Ingles Markets, Inc. 5.75%, 6/15/23	52,000	52,942

Ingram Micro, Inc. 5.45%, 12/15/24	178,000	191,111

IQVIA, Inc. 5.00%, 5/15/27(a)	250,000	263,643

Iron Mountain, Inc. 4.88%, 9/15/27(a)	150,000	156,061
5.25%, 3/15/28(a)	130,000	137,087

j2 Cloud Services LLC 6.00%, 7/15/25(a)	260,000	271,063

JBS USA LUX S.A. 5.88%, 7/15/24(a)	125,000	127,696
5.75%, 6/15/25(a)	100,000	103,500
6.75%, 2/15/28(a)	120,000	133,177
6.50%, 4/15/29(a)	300,000	341,256
5.50%, 1/15/30(a)	280,000	311,478

Kaiser Aluminum Corp. 4.63%, 3/1/28(a)	250,000	247,703

KB Home 7.63%, 5/15/23(b)	58,000	64,145

Kennedy-Wilson, Inc. 5.88%, 4/1/24	273,000	276,666

Kraft Heinz Foods Co. 3.75%, 4/1/30(a)	160,000	171,286
5.00%, 7/15/35	80,000	92,779
6.88%, 1/26/39	270,000	368,560
4.63%, 10/1/39(a)	250,000	266,440
6.50%, 2/9/40(b)	250,000	318,517
5.20%, 7/15/45(b)	420,000	478,664
4.38%, 6/1/46	450,000	462,331
4.88%, 10/1/49(a)	250,000	276,142
5.50%, 6/1/50(a)	140,000	166,227

L Brands, Inc. 5.63%, 2/15/22	207,000	213,153
7.50%, 6/15/29	550,000	586,679
6.88%, 11/1/35	465,000	476,718

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	161,000	159,892
4.25%, 2/1/27(a)	250,000	230,000

Lamar Media Corp. 5.75%, 2/1/26	270,000	282,035

Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	260,000	271,998

Lennar Corp. 4.75%, 4/1/21	30,000	30,368
4.50%, 4/30/24	262,000	281,651

Level 3 Financing, Inc. 5.13%, 5/1/23	340,000	340,886
5.38%, 1/15/24	300,000	304,469

Lions Gate Capital Holdings LLC 6.38%, 2/1/24(a)	248,000	254,353
5.88%, 11/1/24(a)	238,000	240,653

Live Nation Entertainment, Inc. 4.75%, 10/15/27(a)(b)	350,000	331,077

LPL Holdings, Inc. 5.75%, 9/15/25(a)	300,000	312,934

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	200,000	213,375
6.50%, 9/15/26	250,000	260,118

Match Group Holdings II LLC 4.13%, 8/1/30(a)(b)	250,000	262,305

Mattel, Inc. 6.75%, 12/31/25(a)(b)	370,000	393,032

Maxim Crane Works Holdings Capital LLC 10.13%, 8/1/24(a)	69,000	69,290

MDC Partners, Inc. 6.50%, 5/1/24(a)	568,000	543,298

MEDNAX, Inc. 5.25%, 12/1/23(a)	331,000	337,208
6.25%, 1/15/27(a)(b)	270,000	286,543

Meredith Corp. 6.88%, 2/1/26(b)	430,000	374,449

Meritage Homes Corp. 7.00%, 4/1/22	191,000	205,041

MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	386,000	417,886

MGM Resorts International 7.75%, 3/15/22	997,000	1,059,936
6.00%, 3/15/23	352,000	372,020
6.75%, 5/1/25	200,000	214,315
5.75%, 6/15/25	210,000	224,808

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value

Molina Healthcare, Inc. 5.38%, 11/15/22	$138,000	$144,848

MPT Operating Partnership L.P. 5.25%, 8/1/26	270,000	284,284

MSCI, Inc. 4.00%, 11/15/29(a)	320,000	342,941

Nationstar Mortgage Holdings, Inc. 9.13%, 7/15/26(a)	250,000	272,346
6.00%, 1/15/27(a)	260,000	276,128

Navient Corp. 5.00%, 10/26/20	60,000	60,214
6.63%, 7/26/21	297,000	305,168
7.25%, 1/25/22	52,000	54,716
6.50%, 6/15/22	145,000	151,525
5.50%, 1/25/23	79,000	81,523
7.25%, 9/25/23	99,000	104,878
6.13%, 3/25/24	652,000	683,371
5.88%, 10/25/24(b)	250,000	257,813
6.75%, 6/15/26(b)	270,000	281,306

Navistar International Corp. 9.50%, 5/1/25(a)	230,000	262,775
6.63%, 11/1/25(a)	350,000	358,157

NCL Corp. Ltd. 12.25%, 5/15/24(a)(b)	300,000	334,687
3.63%, 12/15/24(a)	62,000	42,586

NCR Corp. 5.00%, 7/15/22	185,000	184,969
6.38%, 12/15/23(b)	191,000	195,178
6.13%, 9/1/29(a)	250,000	268,548

Newell Brands, Inc. 4.35%, 4/1/23	456,000	483,075
4.70%, 4/1/26	310,000	334,468

Newmark Group, Inc. 6.13%, 11/15/23	391,000	401,782

Nexstar Broadcasting, Inc. 5.63%, 8/1/24(a)	180,000	185,138
5.63%, 7/15/27(a)	600,000	633,939

NextEra Energy Operating Partners L.P. 4.25%, 7/15/24(a)	350,000	374,190
4.25%, 9/15/24(a)	402,000	428,632

Nielsen Finance LLC 5.00%, 4/15/22(a)	2,000	2,004

Northwest Hardwoods, Inc. 7.50%, 8/1/21(a)(e)	310,000	110,438

NRG Energy, Inc. 7.25%, 5/15/26	140,000	150,001
5.25%, 6/15/29(a)	200,000	218,463

NuStar Logistics L.P. 5.63%, 4/28/27	290,000	292,121

Occidental Petroleum Corp. 2.70%, 8/15/22	500,000	492,837
2.70%, 2/15/23	300,000	289,386
2.90%, 8/15/24	750,000	691,402
3.50%, 6/15/25	260,000	237,099
3.40%, 4/15/26(b)	200,000	177,676
7.50%, 5/1/31(b)	300,000	318,750
6.45%, 9/15/36	300,000	294,563
4.10%, 2/15/47	250,000	188,100
4.40%, 8/15/49	250,000	193,174

OI European Group B.V. 4.00%, 3/15/23(a)	65,000	65,901

Olin Corp. 5.13%, 9/15/27(b)	260,000	258,155
5.00%, 2/1/30(b)	580,000	561,043

Omnimax International, Inc. 12.00%, 8/15/20(f)	71,104	58,562

OneMain Finance Corp. 7.75%, 10/1/21	328,000	344,326
6.13%, 5/15/22	345,000	363,328
5.63%, 3/15/23	713,000	758,008
6.13%, 3/15/24	327,000	354,965
8.88%, 6/1/25(b)	150,000	169,403
7.13%, 3/15/26	420,000	482,475
5.38%, 11/15/29	550,000	587,125

Outfront Media Capital LLC 5.63%, 2/15/24(b)	163,000	165,870

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)(b)	367,000	391,352

Patterson-UTI Energy, Inc. 3.95%, 2/1/28	300,000	250,296

PBF Holding Co. LLC 9.25%, 5/15/25(a)	170,000	186,392
7.25%, 6/15/25(b)	260,000	247,545
6.00%, 2/15/28(a)(b)	250,000	211,281

PBF Logistics L.P. 6.88%, 5/15/23(b)	335,000	333,325

Penske Automotive Group, Inc. 5.75%, 10/1/22	330,000	331,259

Performance Food Group, Inc. 5.50%, 10/15/27(a)	250,000	261,083

Pilgrim’s Pride Corp. 5.75%, 3/15/25(a)	300,000	308,625
5.88%, 9/30/27(a)(b)	100,000	106,375

Plantronics, Inc. 5.50%, 5/31/23(a)(b)	199,000	188,476

Post Holdings, Inc. 5.00%, 8/15/26(a)	420,000	436,605
5.75%, 3/1/27(a)	400,000	423,626
5.63%, 1/15/28(a)	420,000	449,788
4.63%, 4/15/30(a)	250,000	261,250

Prestige Brands, Inc. 6.38%, 3/1/24(a)	304,000	314,608

Prime Security Services Borrower LLC 5.25%, 4/15/24(a)	383,000	406,978
5.75%, 4/15/26(a)	220,000	243,539
6.25%, 1/15/28(a)	500,000	525,705

PulteGroup, Inc. 5.00%, 1/15/27	250,000	285,625

Qorvo, Inc. 4.38%, 10/15/29	250,000	268,555

QVC, Inc. 4.38%, 3/15/23	180,000	188,325
4.85%, 4/1/24	60,000	63,780
4.75%, 2/15/27(b)	380,000	406,009

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value

Qwest Corp. 6.75%, 12/1/21	$300,000	$318,041

Radiate Holdco LLC 6.88%, 2/15/23(a)(b)	61,000	62,747

Range Resources Corp. 5.88%, 7/1/22	170,000	172,723

RBS Global, Inc. 4.88%, 12/15/25(a)	200,000	205,373

Realogy Group LLC 9.38%, 4/1/27(a)(b)	250,000	260,600
Rite Aid Corp. 7.50%, 7/1/25(a)	193,000	193,343
8.00%, 11/15/26(a)	432,000	439,560
Ruby Pipeline LLC 7.00%, 4/1/22(a)	32,976	29,438
Sabre GLBL, Inc. 5.38%, 4/15/23(a)	179,000	181,256
5.25%, 11/15/23(a)	73,000	72,673
9.25%, 4/15/25(a)	200,000	222,875
Sally Holdings LLC 5.63%, 12/1/25(b)	260,000	264,362
SBA Communications Corp. 4.00%, 10/1/22	175,320	176,895
Scientific Games International, Inc. 8.25%, 3/15/26(a)(b)	250,000	256,676
7.00%, 5/15/28(a)	260,000	255,297
7.25%, 11/15/29(a)	280,000	276,973
Select Medical Corp. 6.25%, 8/15/26(a)	390,000	419,566
Service Corp. International 4.63%, 12/15/27(b)	200,000	217,081
Signature Aviation U.S. Holdings, Inc. 5.38%, 5/1/26(a)	250,000	258,226
Silgan Holdings, Inc. 4.13%, 2/1/28	310,000	322,012
Sinclair Television Group, Inc. 5.63%, 8/1/24(a)	320,000	320,802
Sirius XM Radio, Inc. 3.88%, 8/1/22(a)	314,000	317,140
4.63%, 7/15/24(a)	334,000	346,942
Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	290,000	314,417
SM Energy Co. 10.00%, 1/15/25(a)(b)	130,200	128,882
Spectrum Brands, Inc. 5.75%, 7/15/25	250,000	258,750
Spirit AeroSystems, Inc. 7.50%, 4/15/25(a)(b)	450,000	455,062
4.60%, 6/15/28(b)	200,000	157,500
Sprint Communications, Inc. 11.50%, 11/15/21	106,000	118,058
6.00%, 11/15/22	232,000	252,010
Sprint Corp. 7.25%, 9/15/21	21,000	22,183
7.88%, 9/15/23	656,000	763,830
7.13%, 6/15/24	334,000	388,599
7.63%, 3/1/26(b)	270,000	332,459
SS&C Technologies, Inc. 5.50%, 9/30/27(a)	500,000	536,175
SSL Robotics LLC 9.75%, 12/31/23(a)	260,000	294,424
Starwood Property Trust, Inc. 5.00%, 12/15/21	360,000	366,377
Stericycle, Inc. 5.38%, 7/15/24(a)	474,000	496,515
Suburban Propane Partners L.P. 5.50%, 6/1/24	629,000	637,249
SunCoke Energy Partners L.P. 7.50%, 6/15/25(a)	200,000	179,873
Sunoco L.P. 4.88%, 1/15/23	396,000	403,383
T-Mobile USA, Inc. 4.00%, 4/15/22	558,000	580,602
Tallgrass Energy Partners L.P. 4.75%, 10/1/23(a)	176,000	173,028
5.50%, 9/15/24(a)	208,000	204,488
Taylor Morrison Communities, Inc. 5.88%, 4/15/23(a)	250,000	265,599
TEGNA, Inc. 4.63%, 3/15/28(a)	300,000	303,750
5.00%, 9/15/29(a)	600,000	604,080
Tenet Healthcare Corp. 8.13%, 4/1/22	505,000	545,779
6.75%, 6/15/23	587,000	627,209
4.63%, 7/15/24	454,000	464,896
4.63%, 9/1/24(a)	342,000	353,265
4.88%, 1/1/26(a)	370,000	385,259
TerraForm Power Operating LLC 4.25%, 1/31/23(a)	359,000	372,498
4.75%, 1/15/30(a)(b)	410,000	439,606
Toll Brothers Finance Corp. 4.38%, 4/15/23	80,000	84,092
TransDigm, Inc. 6.50%, 7/15/24	414,000	417,080
6.50%, 5/15/25	90,000	90,900
8.00%, 12/15/25(a)	60,000	65,310
6.25%, 3/15/26(a)	370,000	391,073
6.38%, 6/15/26	580,000	588,596
7.50%, 3/15/27(b)	340,000	355,875
5.50%, 11/15/27	300,000	293,430
Transocean Guardian Ltd. 5.88%, 1/15/24(a)	96,720	76,892
Transocean Sentry Ltd. 5.38%, 5/15/23(a)	2,000	1,600
Transocean, Inc. 7.25%, 11/1/25(a)	290,000	94,250
TreeHouse Foods, Inc. 4.88%, 3/15/22	210,000	210,948
6.00%, 2/15/24(a)	94,000	97,079
Tronox, Inc. 6.50%, 4/15/26(a)(b)	300,000	309,461
Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	290,000	279,850
U.S. Concrete, Inc. 6.38%, 6/1/24(b)	218,000	225,608

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

Investments	Principal Amount	Value
U.S. Foods, Inc. 5.88%, 6/15/24(a)(b)	$300,000	$305,250
United Rentals North America, Inc. 5.50%, 5/15/27	250,000	268,244
3.88%, 11/15/27	130,000	135,688
4.88%, 1/15/28	300,000	316,875
4.00%, 7/15/30	280,000	292,950
Uniti Group L.P. 6.00%, 4/15/23(a)	197,000	199,492
7.88%, 2/15/25(a)(b)	572,000	605,436
USA Compression Partners L.P. 6.88%, 4/1/26	250,000	258,060
Vector Group Ltd. 6.13%, 2/1/25(a)	260,000	264,524
Vericast Corp. 12.50%, 5/1/24(a)	147,009	151,419

VeriSign, Inc.
5.25%, 4/1/25	80,000	89,808
4.75%, 7/15/27	120,000	128,066

ViacomCBS, Inc.
5.88%, 2/28/57, (5.875% fixed rate until 2/28/22; 3-month U.S. dollar London Interbank Offered Rate + 3.895% thereafter)(d)	138,800	144,269
VICI Properties LP
3.50%, 2/15/25(a)	280,000	281,121
3.75%, 2/15/27(a)	340,000	339,735
4.13%, 8/15/30(a)	320,000	320,400
Vista Outdoor, Inc. 5.88%, 10/1/23(b)	250,000	254,661

Vistra Operations Co. LLC
5.63%, 2/15/27(a)	380,000	402,405
5.00%, 7/31/27(a)	350,000	371,518
W&T Offshore, Inc. 9.75%, 11/1/23(a)(b)	184,000	134,458
Washington Prime Group L.P. 6.45%, 8/15/24	394,000	206,891
WESCO Distribution, Inc. 5.38%, 12/15/21	144,000	145,295
Western Digital Corp. 4.75%, 2/15/26(b)	525,000	568,780
Western Midstream Operating L.P. 5.05%, 2/1/30	200,000	205,017
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/26(a)	330,000	342,994
Xerox Corp. 4.13%, 3/15/23	403,000	414,884

XPO Logistics, Inc.
6.50%, 6/15/22(a)(b)	417,000	419,210
6.75%, 8/15/24(a)	614,000	654,432
6.25%, 5/1/25(a)	340,000	363,587

Yum! Brands, Inc.
3.88%, 11/1/20	130,000	129,819
7.75%, 4/1/25(a)	160,000	178,800
TOTAL U.S. CORPORATE BONDS (Cost: $117,461,355)		121,522,700

FOREIGN CORPORATE BONDS – 1.0%

Canada – 0.4%
Open Text Holdings, Inc. 4.13%, 2/15/30(a)	300,000	311,583

Videotron Ltd.
5.00%, 7/15/22	40,000	42,133
5.38%, 6/15/24(a)	160,000	174,675

Total Canada		528,391

Liberia – 0.0%

Eletson Holdings, Inc. 9.63%, 1/15/22, Series Ai(e)	30,264	11,046

Netherlands – 0.3%

Koninklijke KPN N.V.

7.00%, 3/28/73, (7.00% fixed rate until 3/28/23; 10-year U.S. dollar Swap Rate + 5.21% until 3/28/43; 10-year U.S. dollar Swap Rate + 5.96% thereafter)(a)(b)(d)	290,000	315,987

United Kingdom – 0.3%

Avon International Operations, Inc. 7.88%, 8/15/22(a)	425,000	431,475
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,255,094)		1,286,899

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 15.5%

United States – 15.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(g)
(Cost: $19,910,760)	19,910,760	19,910,760

TOTAL INVESTMENTS IN SECURITIES – 111.2% (Cost: $138,627,209)		142,720,359

Other Assets less Liabilities – (11.2)%		(14,343,230)

NET ASSETS – 100.0%		$128,377,129

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at August 31, 2020 (See Note 2). At August 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $19,614,026. The Fund also had securities on loan having a total market value of $206,381 that were sold and pending settlement. The total market value of the collateral held by the Fund was $20,530,290. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $619,530.

(c)	The security has a perpetual maturity; the date displayed is the next call date.

(d)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

(e)	Security in default on interest payments.

(f)	Security in default on principal payment.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2020.

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	212	12/31/20	$(46,840,406)	$(15,000)
5 Year U.S. Treasury Note	472	12/31/20	(59,486,750)	(55,313)
U.S. Treasury Long Bond	6	12/21/20	(1,054,313)	12,379
U.S. Treasury Ultra Long Term Bond	2	12/21/20	(441,812)	(1,000)
Ultra 10 Year U.S. Treasury Note	23	12/21/20	(3,667,063)	14,802
			$(111,490,344)	$(44,132)

Long Exposure
10 Year U.S. Treasury Note	42	12/21/20	$5,848,500	$1,101
			$5,848,500	$1,101
Total – Net			$(105,641,844)	$(43,031)

†	As of August 31, 2020, deposits at broker for futures contracts of $459,386 included cash collateral of $467,870 and previously settled variation margin losses on open futures contracts of $8,484.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$121,522,700	$—	$121,522,700
Foreign Corporate Bonds	—	1,286,899	—	1,286,899
Investment of Cash Collateral for Securities Loaned	—	19,910,760	—	19,910,760
Total Investments in Securities	$—	$142,720,359	$—	$142,720,359
Financial Derivative Instruments
Futures Contracts[1]	$28,282	$—	$—	$28,282
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(71,313)	$—	$—	$(71,313)
Total – Net	$(43,031)	$142,720,359	$—	$142,677,328
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.1%

Federal Home Loan Bank – 0.6%
1.13%, 7/14/21	$40,000	$40,345
3.00%, 9/10/21	70,000	72,066
3.00%, 10/12/21	75,000	77,403
3.38%, 9/8/23	70,000	76,551
3.38%, 12/8/23	65,000	71,547
1.50%, 8/15/24	85,000	89,249
3.25%, 11/16/28	65,000	77,673
5.50%, 7/15/36	15,000	23,471

Total Federal Home Loan Bank		528,305

Federal Home Loan Mortgage Corporation – 6.4%
2.38%, 1/13/22	155,000	159,765
2.50%, 3/1/28	33,446	35,183
3.50%, 1/1/29	32,985	35,071
2.50%, 6/1/29	62,276	65,497
3.00%, 8/1/29	30,456	32,616
2.50%, 1/1/30	34,959	36,767
2.50%, 2/1/30	52,135	54,834
3.00%, 4/1/30	52,879	55,670
3.00%, 5/1/30	27,373	28,817
2.50%, 12/1/31	53,681	56,472
3.00%, 12/1/31	50,653	53,333
6.25%, 7/15/32	94,000	147,126
2.50%, 11/1/32	30,153	31,670
3.00%, 1/1/33	28,981	30,444
4.00%, 11/1/33	24,239	25,713
4.00%, 5/1/34	46,192	49,989
3.50%, 8/1/34	28,068	30,332
3.00%, 5/1/35	48,062	50,541
3.00%, 5/1/37	28,361	30,021
3.00%, 2/1/38	49,134	51,908
5.50%, 4/1/38	37,146	43,084
4.50%, 12/1/40	53,953	60,716
4.00%, 2/1/41	224,672	250,380
3.50%, 3/1/42	61,705	66,821
3.00%, 6/1/43	68,059	72,950
3.00%, 7/1/43	78,909	86,263
3.00%, 8/1/43	103,929	111,351
4.00%, 12/1/43	22,255	24,442
3.00%, 1/1/44	100,600	107,769
3.50%, 9/1/44	96,292	104,510
4.00%, 9/1/44	66,887	73,179
3.50%, 1/1/45	40,780	43,730
3.00%, 4/1/45	149,151	158,465
4.50%, 7/1/45	32,742	36,518
3.50%, 8/1/45	69,281	73,924
4.00%, 8/1/45	38,718	42,085
3.50%, 9/1/45	91,172	97,256
4.00%, 11/1/45	43,342	46,918
3.50%, 3/1/46	48,901	52,169
3.00%, 4/1/46	15,471	16,363
3.50%, 4/1/46	82,587	88,572
3.00%, 5/1/46	141,513	152,439
3.50%, 5/1/46	21,882	23,456
3.00%, 9/1/46	36,041	38,123
4.50%, 9/1/46	83,222	93,022
3.00%, 10/1/46	88,086	93,302
3.00%, 11/1/46	79,397	83,951
4.00%, 11/1/46	23,508	25,450
3.50%, 12/1/46	103,959	110,752
3.00%, 2/1/47	16,537	17,456
4.00%, 2/1/47	22,671	24,374
4.50%, 4/1/47	23,369	25,424
3.50%, 5/1/47	24,276	25,733
4.50%, 5/1/47	39,998	43,204
4.00%, 7/1/47	139,733	149,734
3.50%, 8/1/47	132,098	139,979
4.00%, 8/1/47	58,655	62,865
3.00%, 10/1/47	78,067	82,369
3.50%, 10/1/47	162,620	172,213
4.00%, 2/1/48	33,320	35,617
4.00%, 7/1/48	171,649	189,259
4.00%, 9/1/48	50,725	54,045
5.00%, 3/1/49	109,476	119,938
3.50%, 10/1/49	173,155	187,096
5.00%, 10/1/49	40,601	44,500
3.00%, 12/1/49	143,687	152,507
3.00%, 3/1/50	193,538	204,163
3.00%, 4/1/50	147,272	157,830
2.50%, 5/1/50	196,724	207,205
3.00%, 6/1/50	419,023	442,102
2.50%, 8/1/50	99,657	104,890

Total Federal Home Loan Mortgage Corporation		5,982,232

Federal National Mortgage Association – 12.0%
4.00%, 7/1/26	6,294	6,672
1.88%, 9/24/26	144,000	155,503
3.50%, 10/1/26	43,623	46,162
3.50%, 12/1/26	9,312	9,850
3.00%, 6/1/27	39,353	41,588
2.50%, 8/1/28	27,412	28,823
3.00%, 11/1/28	13,514	14,321
3.00%, 7/1/29	54,687	57,509
7.25%, 5/15/30	100,000	157,492
3.00%, 9/1/30	31,111	32,690
3.50%, 4/1/31	30,742	32,702
2.50%, 6/1/31	25,283	26,547
2.50%, 7/1/31	26,715	28,092
2.50%, 10/1/31	93,900	98,987
3.50%, 11/1/31	102,127	108,351
2.50%, 4/1/32	27,707	29,583
2.50%, 9/1/32	76,169	81,508
3.00%, 10/1/32	47,723	50,096
2.50%, 12/1/32	16,040	16,840
3.50%, 1/1/33	31,935	33,896
3.00%, 3/1/33	36,004	37,814
3.00%, 4/1/33	58,458	61,386
6.00%, 2/1/34	49,675	58,682
3.00%, 6/1/34	27,305	28,652
2.50%, 7/1/34	65,828	69,110
4.00%, 8/1/34	16,127	17,413
2.00%, 7/1/35	98,663	102,731
2.50%, 9/1/35	50,000	52,521
4.00%, 9/1/35	22,458	23,805
5.50%, 10/1/35	35,230	39,048
3.50%, 1/1/36	17,371	18,726

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.00%, 6/1/36	$149,529	$158,382
3.50%, 7/1/36	45,705	49,190
3.00%, 11/1/36	79,544	86,174
3.00%, 2/1/37	78,339	82,978
3.50%, 4/1/38	30,573	32,456
4.50%, 9/1/39	21,409	23,870
2.50%, 3/1/40	68,901	72,425
2.50%, 5/1/40	48,618	51,187
4.50%, 8/1/40	42,189	47,048
5.50%, 9/1/40	62,364	72,298
3.00%, 5/1/41	49,736	52,905
3.50%, 6/1/42	15,582	16,878
4.00%, 7/1/42	92,320	102,351
4.00%, 9/1/42	282,798	312,350
3.00%, 1/1/43	88,545	95,877
3.00%, 4/1/43	91,895	98,561
3.50%, 5/1/43	23,977	26,028
3.00%, 6/1/43	102,100	111,586
4.00%, 6/1/43	9,675	10,673
3.00%, 8/1/43	188,659	203,990
3.50%, 8/1/43	197,905	214,869
4.00%, 11/1/43	18,146	19,761
3.00%, 2/1/44	73,960	79,284
4.00%, 2/1/44	117,497	129,375
4.50%, 2/1/44	146,734	167,295
4.50%, 5/1/44	15,152	16,855
4.00%, 9/1/44	75,909	83,502
4.00%, 10/1/44	126,160	138,427
3.50%, 2/1/45	132,560	143,710
5.00%, 2/1/45	64,931	72,040
3.50%, 3/1/45	82,738	88,886
3.50%, 4/1/45	84,581	91,308
3.50%, 6/1/45	137,450	149,675
4.00%, 8/1/45	136,852	149,315
3.50%, 12/1/45	264,835	282,959
3.00%, 1/1/46	130,925	138,750
3.50%, 1/1/46	288,819	308,116
3.50%, 2/1/46	50,269	53,618
3.50%, 4/1/46	20,266	21,608
4.00%, 4/1/46	15,436	16,646
3.00%, 5/1/46	107,947	114,329
3.50%, 5/1/46	149,812	159,534
4.50%, 5/1/46	90,874	99,190
4.00%, 7/1/46	53,715	58,100
3.00%, 8/1/46	95,116	100,534
3.00%, 9/1/46	89,362	94,562
3.00%, 10/1/46	59,949	63,452
4.00%, 10/1/46	28,581	30,985
2.50%, 11/1/46	17,597	18,800
3.00%, 11/1/46	184,433	195,829
3.50%, 11/1/46	29,789	31,938
3.00%, 1/1/47	66,741	70,631
3.00%, 2/1/47	35,343	37,400
4.00%, 2/1/47	25,779	27,710
3.50%, 3/1/47	12,170	12,891
4.00%, 3/1/47	26,648	28,608
4.00%, 5/1/47	74,302	79,704
4.00%, 8/1/47	83,951	90,647
3.50%, 11/1/47	226,038	238,657
4.50%, 11/1/47	49,469	53,641
3.00%, 12/1/47	140,137	148,159
3.50%, 12/1/47	87,694	92,446
3.00%, 1/1/48	32,595	34,385
3.50%, 1/1/48	100,358	106,259
4.50%, 5/1/48	52,387	56,549
4.00%, 7/1/48	24,388	26,000
4.50%, 7/1/48	95,351	103,044
4.00%, 8/1/48	66,303	70,668
4.50%, 9/1/48	42,359	45,762
4.00%, 3/1/49	97,356	103,621
5.50%, 4/1/49	43,226	48,043
5.00%, 5/1/49	82,872	90,871
4.00%, 6/1/49	415,069	452,361
3.00%, 8/1/49	75,260	79,392
3.50%, 9/1/49	145,619	153,481
4.00%, 10/1/49	36,594	38,991
3.00%, 12/1/49	209,095	220,574
2.50%, 1/1/50	157,050	165,167
3.00%, 3/1/50	284,655	300,282
2.50%, 4/1/50	192,063	201,828
3.00%, 4/1/50	218,984	231,006
3.50%, 4/1/50	191,031	201,513
2.50%, 6/1/50	348,124	366,671
2.50%, 7/1/50	223,697	235,547
2.50%, 8/1/50	175,000	184,324
2.00%, 9/1/50	275,000	283,685

Total Federal National Mortgage Association		11,288,077

Government National Mortgage Association – 6.6%
3.00%, 4/20/33	59,136	62,064
5.00%, 2/20/43	37,940	43,150
3.50%, 3/20/43	191,921	208,172
4.00%, 5/20/43	38,053	41,924
4.00%, 6/20/43	72,670	80,423
3.00%, 8/20/43	96,359	102,451
5.00%, 4/20/44	80,966	92,143
3.50%, 7/20/44	119,087	127,339
4.00%, 7/20/44	23,594	25,760
5.00%, 7/20/44	14,577	16,590
3.50%, 8/20/44	149,218	159,535
5.00%, 8/20/44	14,509	16,504
3.00%, 9/20/44	68,787	72,975
4.50%, 9/20/44	54,359	60,517
3.00%, 1/20/45	28,222	29,858
4.00%, 4/20/45	140,150	152,866
3.00%, 7/20/45	208,052	220,713
3.50%, 11/20/45	126,365	134,904
3.00%, 12/20/45	159,652	168,587
3.50%, 12/20/45	224,982	240,207
4.50%, 12/20/45	55,043	61,280
3.00%, 5/20/46	27,470	29,044
3.50%, 9/20/46	138,306	147,879
3.00%, 10/20/46	39,257	41,495
3.00%, 12/20/46	18,920	20,011
4.00%, 12/20/46	41,779	45,235
4.00%, 1/20/47	40,347	43,783
4.50%, 1/20/47	46,963	51,886
3.00%, 2/20/47	94,931	100,064

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.50%, 2/20/47	$53,989	$57,570
3.50%, 4/20/47	79,384	84,637
3.00%, 5/20/47	80,785	85,374
4.00%, 7/20/47	56,497	61,016
3.00%, 8/20/47	72,619	76,582
4.00%, 8/20/47	46,262	49,967
4.50%, 10/20/47	21,308	23,125
3.00%, 11/20/47	90,181	95,148
3.00%, 12/20/47	76,775	80,946
3.50%, 1/20/48	254,897	272,807
4.00%, 1/20/48	25,107	26,982
3.00%, 2/20/48	132,132	139,276
3.50%, 3/20/48	47,354	50,249
3.50%, 4/20/48	93,103	98,888
4.50%, 6/20/48	56,489	61,149
3.50%, 7/20/48	85,408	90,691
4.00%, 9/20/48	82,935	88,990
4.50%, 9/20/48	51,351	55,626
5.50%, 10/20/48	61,702	67,710
4.50%, 1/20/49	57,339	61,751
3.50%, 3/20/49	25,414	26,854
5.00%, 3/20/49	49,858	54,049
4.00%, 4/20/49	42,690	45,465
4.00%, 5/20/49	80,789	86,122
3.00%, 8/20/49	48,780	51,418
3.50%, 8/20/49	87,040	91,536
4.00%, 10/20/49	114,297	121,766
3.00%, 11/15/49	24,955	26,162
3.50%, 12/20/49	94,982	99,889
3.50%, 1/20/50	23,499	24,720
4.50%, 1/20/50	50,001	53,646
3.00%, 2/20/50	97,170	102,424
3.00%, 6/20/50	124,314	131,143
3.00%, 7/20/50	99,770	105,345
3.00%, 8/20/50	100,000	105,635
2.50%, 9/1/50(a)	475,000	500,531
3.00%, 9/1/50(a)	150,000	157,597
4.50%, 9/1/50(a)	50,000	53,686
2.50%, 10/1/50(a)	100,000	105,176
3.50%, 10/1/50(a)	50,000	52,646

Total Government National Mortgage Association		6,221,653

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	75,000	115,045

Uniform Mortgage-Backed Securities – 2.4%
2.00%, 9/1/35(a)	250,000	260,142
2.50%, 9/1/35(a)	300,000	314,736
3.00%, 9/1/35(a)	125,000	131,235
3.50%, 9/1/35(a)	100,000	105,686
2.00%, 9/1/50(a)	225,000	232,049
2.50%, 9/1/50(a)	525,000	552,562
3.00%, 9/1/50(a)	25,000	26,355
3.50%, 9/1/50(a)	275,000	290,114
4.50%, 9/1/50(a)	250,000	270,049
3.00%, 10/1/50(a)	75,000	78,907

Total Uniform Mortgage-Backed Securities		2,261,835
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $25,352,199)		26,397,147

U.S. GOVERNMENT OBLIGATIONS – 34.3%

U.S. Treasury Bonds – 9.6%
7.63%, 11/15/22	188,000	219,134
6.88%, 8/15/25	377,000	499,599
5.25%, 2/15/29	259,000	359,271
1.63%, 8/15/29	591,000	642,551
6.13%, 8/15/29	75,000	111,267
6.25%, 5/15/30	94,000	143,714
5.38%, 2/15/31	173,500	256,055
4.50%, 2/15/36	272,000	411,559
5.00%, 5/15/37	24,000	38,887
4.50%, 5/15/38	24,000	37,460
3.50%, 2/15/39	122,000	170,986
4.25%, 5/15/39	66,000	101,068
4.50%, 8/15/39	92,000	145,180
4.38%, 11/15/39	106,000	165,252
4.63%, 2/15/40	132,000	212,200
4.38%, 5/15/40	25,000	39,161
4.25%, 11/15/40	20,000	30,998
2.88%, 5/15/43	21,000	27,349
3.63%, 8/15/43	252,500	367,575
3.75%, 11/15/43	146,000	216,416
3.63%, 2/15/44	134,000	195,384
3.38%, 5/15/44	118,000	166,200
3.13%, 8/15/44	282,000	383,013
3.00%, 11/15/44	137,000	182,649
2.50%, 2/15/45	71,000	87,180
3.00%, 5/15/45	94,000	125,582
2.88%, 8/15/45	94,000	123,254
3.00%, 11/15/45	141,000	189,056
2.50%, 2/15/46	141,000	173,722
2.50%, 5/15/46	615,000	758,420
2.25%, 8/15/46	28,000	33,003
2.88%, 11/15/46	94,000	124,087
3.00%, 2/15/47	240,000	324,253
3.00%, 5/15/47	221,000	298,920
2.75%, 8/15/47	94,000	121,943
2.75%, 11/15/47	169,000	219,561
3.00%, 2/15/48	141,000	191,551
3.13%, 5/15/48	84,000	116,747
3.00%, 8/15/48	41,000	55,883
3.38%, 11/15/48	60,000	87,293
3.00%, 2/15/49	27,000	36,929
2.25%, 8/15/49	425,000	505,833
2.00%, 2/15/50	237,000	268,328

Total U.S. Treasury Bonds		8,964,473

U.S. Treasury Notes – 24.7%
1.13%, 7/31/21	250,000	252,191
2.25%, 7/31/21	100,000	101,884
2.13%, 8/15/21	62,100	63,270
1.13%, 8/31/21	296,000	298,862
1.13%, 9/30/21	71,000	71,741
2.13%, 9/30/21	82,000	83,739
1.25%, 10/31/21	99,000	100,237
2.00%, 10/31/21	89,000	90,916
2.00%, 11/15/21	113,000	115,527
1.38%, 1/31/22	100,000	101,734
1.50%, 1/31/22	88,000	89,684

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
1.88%, 1/31/22	$38,000	$38,926
2.00%, 2/15/22	200,000	205,387
2.50%, 2/15/22	100,000	103,428
1.75%, 2/28/22	200,000	204,805
1.88%, 2/28/22	200,000	205,180
2.38%, 3/15/22	200,000	206,855
0.38%, 3/31/22	100,000	100,375
1.75%, 4/30/22	250,000	256,689
1.88%, 4/30/22	250,000	257,207
1.75%, 5/15/22	278,000	285,612
1.75%, 6/30/22	200,000	205,883
1.75%, 7/15/22	250,000	257,520
1.88%, 7/31/22	200,000	206,641
1.50%, 8/15/22	250,000	256,660
1.63%, 8/15/22	184,000	189,369
1.63%, 8/31/22	188,000	193,603
1.88%, 8/31/22	188,000	194,536
1.50%, 9/15/22	100,000	102,789
1.75%, 9/30/22	188,000	194,345
1.88%, 9/30/22	188,000	194,815
1.38%, 10/15/22	105,000	107,756
1.63%, 11/15/22	191,000	197,260
1.50%, 1/15/23	500,000	516,230
1.75%, 1/31/23	282,000	293,016
2.38%, 1/31/23	282,000	297,246
1.38%, 2/15/23	200,000	206,102
1.50%, 2/28/23	250,000	258,496
0.50%, 3/15/23	100,000	100,930
1.50%, 3/31/23	112,000	115,929
2.50%, 3/31/23	265,000	281,128
2.75%, 4/30/23	188,000	201,042
1.75%, 5/15/23	306,000	319,304
2.75%, 5/31/23	188,000	201,446
1.38%, 6/30/23	127,000	131,398
1.25%, 7/31/23	94,000	97,018
2.50%, 8/15/23	188,000	201,057
1.38%, 9/30/23	188,000	195,079
1.63%, 10/31/23	94,000	98,366
2.25%, 12/31/23	411,000	439,449
2.25%, 1/31/24	104,000	111,369
2.75%, 2/15/24	132,000	143,746
2.13%, 2/29/24	329,000	351,375
2.13%, 3/31/24	612,000	654,541
2.00%, 4/30/24	541,000	576,820
2.50%, 5/15/24	282,000	306,168
2.00%, 5/31/24	235,000	250,862
2.38%, 8/15/24	329,000	357,209
1.25%, 8/31/24	400,000	416,656
1.50%, 9/30/24	150,000	157,884
1.50%, 10/31/24	300,000	315,996
2.25%, 10/31/24	250,000	271,143
2.25%, 11/15/24	419,000	454,779
2.13%, 11/30/24	321,000	346,868
2.25%, 12/31/24	349,000	379,415
2.50%, 1/31/25	99,000	108,877
2.00%, 2/15/25	485,000	523,042
1.13%, 2/28/25	500,000	520,020
2.75%, 2/28/25	99,000	110,130
0.50%, 3/31/25	470,000	475,600
2.63%, 3/31/25	250,000	277,168
2.88%, 4/30/25	188,000	210,957
2.13%, 5/15/25	282,000	306,719
2.88%, 5/31/25	410,000	460,850
2.75%, 6/30/25	350,000	391,918
0.25%, 7/31/25	600,000	599,719
2.00%, 8/15/25	354,000	384,187
2.25%, 11/15/25	282,000	310,508
1.63%, 2/15/26	300,000	321,094
2.25%, 3/31/26	150,000	165,902
1.63%, 5/15/26	73,000	78,261
2.38%, 5/15/27	235,000	264,907
2.25%, 8/15/27	207,000	232,204
2.25%, 11/15/27	58,000	65,230
2.75%, 2/15/28	193,000	224,596
2.88%, 5/15/28	218,000	256,512
2.88%, 8/15/28	337,000	397,877
3.13%, 11/15/28	191,000	230,069
2.63%, 2/15/29	400,000	466,969
2.38%, 5/15/29	55,000	63,235
1.75%, 11/15/29	116,000	127,577
0.63%, 5/15/30	400,000	397,844
2.88%, 5/15/49	100,000	133,953
2.38%, 11/15/49	350,000	427,684
1.25%, 5/15/50	150,000	142,523

Total U.S. Treasury Notes		23,259,625
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $29,290,293)		32,224,098

U.S. CORPORATE BONDS – 24.0%

United States – 24.0%

3M Co.
2.25%, 9/19/26	5,000	5,439
3.13%, 9/19/46	23,000	25,390
3.63%, 10/15/47(b)	18,000	21,127

Abbott Laboratories
3.40%, 11/30/23	14,000	15,335
6.15%, 11/30/37	28,000	43,394
4.75%, 4/15/43	10,000	13,858

AbbVie, Inc.
3.45%, 3/15/22(c)	23,000	23,929
3.60%, 5/14/25	57,000	63,656
4.55%, 3/15/35(c)	10,000	12,538
4.75%, 3/15/45(c)	5,000	6,200
4.70%, 5/14/45	48,000	60,048

Activision Blizzard, Inc.
2.30%, 9/15/21	5,000	5,093
2.60%, 6/15/22	23,000	23,879
3.40%, 6/15/27(b)	50,000	57,139

Aetna, Inc.
4.75%, 3/15/44	18,000	22,486
3.88%, 8/15/47	43,000	50,307

Air Lease Corp.
3.38%, 6/1/21	34,000	34,424
2.63%, 7/1/22(b)	5,000	5,038
3.88%, 7/3/23	5,000	5,204
4.25%, 9/15/24	5,000	5,221

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.63%, 4/1/27	$48,000	$48,168
3.63%, 12/1/27	119,000	122,371
Aircastle Ltd. 5.00%, 4/1/23	5,000	5,031

Alexandria Real Estate Equities, Inc.
4.00%, 1/15/24	5,000	5,534
3.45%, 4/30/25	18,000	20,055
Allstate Corp. (The) 3.28%, 12/15/26	18,000	20,807

Altria Group, Inc.
2.85%, 8/9/22	21,000	21,931
4.80%, 2/14/29	25,000	29,911
5.38%, 1/31/44	48,000	59,747

Amazon.com, Inc.
1.50%, 6/3/30	10,000	10,229
4.05%, 8/22/47	23,000	29,946
4.25%, 8/22/57	92,000	125,508
2.70%, 6/3/60	15,000	15,544
Ameren Illinois Co. 3.80%, 5/15/28(b)	48,000	56,262

American Express Co.
2.75%, 5/20/22	50,000	51,898
3.40%, 2/22/24	50,000	54,827
3.63%, 12/5/24	44,000	48,997
4.05%, 12/3/42	18,000	22,792

American Express Credit Corp. 2.70%, 3/3/22	44,000	45,489
3.30%, 5/3/27	10,000	11,437

American Financial Group, Inc. 4.50%, 6/15/47	25,000	27,834

American Honda Finance Corp. 1.70%, 9/9/21	23,000	23,314
3.38%, 12/10/21	18,000	18,676
2.90%, 2/16/24	5,000	5,361
2.30%, 9/9/26	5,000	5,353

American International Group, Inc. 4.88%, 6/1/22	5,000	5,382
4.70%, 7/10/35	5,000	6,271
4.75%, 4/1/48	28,000	34,323
8.18%, 5/15/68, (8.175% fixed rate until 5/15/38; 3-month U.S. dollar London Interbank Offered Rate + 4.195% thereafter)(b)(d)	50,000	71,884

American Tower Corp. 2.95%, 1/15/25	50,000	54,254
3.60%, 1/15/28(b)	33,000	37,454

American Water Capital Corp. 2.95%, 9/1/27	29,000	32,209
3.75%, 9/1/47	5,000	5,984

AmerisourceBergen Corp. 3.40%, 5/15/24(b)	18,000	19,605

Amgen, Inc. 2.25%, 8/19/23(b)	5,000	5,245
4.66%, 6/15/51	82,000	108,625

Anthem, Inc. 3.50%, 8/15/24	5,000	5,509
6.38%, 6/15/37	18,000	26,019
4.65%, 1/15/43	65,000	82,946

Apple, Inc. 2.40%, 5/3/23	18,000	19,010
3.00%, 2/9/24	18,000	19,462
2.85%, 5/11/24	48,000	51,973
1.13%, 5/11/25	10,000	10,273
3.25%, 2/23/26	50,000	56,563
3.00%, 6/20/27	23,000	25,966
2.20%, 9/11/29	75,000	80,936
1.65%, 5/11/30	5,000	5,193
4.45%, 5/6/44	18,000	24,312
4.38%, 5/13/45	18,000	23,813
3.75%, 11/13/47	48,000	58,369
2.65%, 5/11/50	10,000	10,374

Applied Materials, Inc. 5.85%, 6/15/41(b)	25,000	38,584

Aptiv Corp. 4.15%, 3/15/24	5,000	5,525

Archer-Daniels-Midland Co. 3.38%, 3/15/22	44,000	46,002
4.02%, 4/16/43	9,000	11,327

Ares Capital Corp. 4.25%, 3/1/25	18,000	18,606

Ascension Health 4.85%, 11/15/53	24,000	36,481

Assurant, Inc. 4.00%, 3/15/23	18,000	19,398
4.20%, 9/27/23(b)	18,000	19,344

AT&T, Inc. 3.80%, 2/15/27	49,000	55,978
4.30%, 2/15/30	25,000	29,894
5.38%, 10/15/41	5,000	6,275
4.30%, 12/15/42	25,000	28,531
5.35%, 12/15/43	24,000	30,235
4.35%, 6/15/45	46,000	52,826
4.75%, 5/15/46	10,000	12,042
5.45%, 3/1/47	10,000	13,118

AutoNation, Inc. 3.50%, 11/15/24	18,000	19,112
4.50%, 10/1/25	18,000	20,036

AutoZone, Inc. 3.25%, 4/15/25	18,000	19,874
4.00%, 4/15/30(b)	50,000	59,535

AvalonBay Communities, Inc. 2.30%, 3/1/30	50,000	53,006

AXIS Specialty Finance LLC 3.90%, 7/15/29(b)	50,000	55,207

Baker Hughes a GE Co. LLC 3.34%, 12/15/27	48,000	52,414

Bank of America Corp. 4.10%, 7/24/23	25,000	27,588
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(d)	105,000	110,689
4.13%, 1/22/24	48,000	53,723
3.55%, 3/5/24, (3.55% fixed rate until 3/5/23; 3-month U.S. dollar London Interbank Offered Rate + 0.78% thereafter)(d)	10,000	10,710

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
4.00%, 4/1/24	$50,000	$55,845
4.20%, 8/26/24	48,000	53,834
2.46%, 10/22/25, (2.456% fixed rate until 10/22/24; 3-month U.S. dollar London Interbank Offered Rate + 0.87% thereafter)(d)	50,000	52,955
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(d)	10,000	10,137
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(d)	94,000	105,201
7.75%, 5/14/38	100,000	166,553
2.68%, 6/19/41, (2.676% fixed rate until 6/19/40; Secured Overnight Financing Rate + 1.93% thereafter)(d)	10,000	10,247
5.88%, 2/7/42	10,000	14,972
5.00%, 1/21/44	10,000	13,904
4.75%, 4/21/45, Series L	10,000	13,414
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(d)	18,000	22,135

BankUnited, Inc. 4.88%, 11/17/25	18,000	20,320

Baylor Scott & White Holdings 4.19%, 11/15/45	24,000	30,019

Becton Dickinson and Co. 2.89%, 6/6/22	19,000	19,731

Bemis Co., Inc. 4.50%, 10/15/21	5,000	5,158

Berkshire Hathaway Energy Co. 3.25%, 4/15/28	23,000	26,197
3.70%, 7/15/30(c)	25,000	29,797
3.80%, 7/15/48	25,000	29,939

Berkshire Hathaway Finance Corp. 1.85%, 3/12/30(b)	50,000	52,070
4.20%, 8/15/48	20,000	25,830

Berkshire Hathaway, Inc. 3.75%, 8/15/21	5,000	5,173

Black Hills Corp. 4.35%, 5/1/33	25,000	29,194

BlackRock, Inc. 3.50%, 3/18/24	18,000	19,885

Boardwalk Pipelines L.P. 4.95%, 12/15/24	5,000	5,457
4.45%, 7/15/27	18,000	19,679

Boeing Co. (The) 4.88%, 5/1/25	25,000	27,231
2.25%, 6/15/26	5,000	4,908
5.15%, 5/1/30	120,000	134,736
5.88%, 2/15/40	10,000	11,451
5.93%, 5/1/60	30,000	36,845

Boston Properties L.P. 3.85%, 2/1/23	5,000	5,344
3.13%, 9/1/23	19,000	20,205
3.65%, 2/1/26(b)	5,000	5,591
2.75%, 10/1/26(b)	24,000	25,962

BP Capital Markets America, Inc. 2.75%, 5/10/23	28,000	29,764
3.12%, 5/4/26	5,000	5,554

Bristol-Myers Squibb Co. 4.00%, 8/15/23	18,000	19,923
3.45%, 11/15/27	28,000	32,306
3.40%, 7/26/29	50,000	58,464
4.25%, 10/26/49	50,000	66,785

Brixmor Operating Partnership L.P. 3.65%, 6/15/24	5,000	5,269

Broadcom Corp. 3.63%, 1/15/24	59,000	63,771
3.13%, 1/15/25	5,000	5,368
3.88%, 1/15/27	23,000	25,531
3.50%, 1/15/28	5,000	5,418

Broadcom, Inc. 4.15%, 11/15/30	20,000	22,593

Burlington Northern Santa Fe LLC 3.00%, 4/1/25	18,000	19,874
7.00%, 12/15/25	47,000	61,665
6.15%, 5/1/37	10,000	15,062
5.15%, 9/1/43	48,000	67,987
3.90%, 8/1/46	5,000	6,226

Burlington Resources LLC 7.40%, 12/1/31	14,000	20,725

Capital One Financial Corp. 3.45%, 4/30/21	23,000	23,410
4.75%, 7/15/21	5,000	5,193
3.50%, 6/15/23	28,000	30,065

Carlisle Cos., Inc. 3.75%, 12/1/27	18,000	20,285

Caterpillar Financial Services Corp. 3.15%, 9/7/21	5,000	5,146
2.95%, 2/26/22	25,000	26,006
2.85%, 6/1/22(b)	5,000	5,221
2.40%, 6/6/22	5,000	5,188
3.75%, 11/24/23	33,000	36,531

Cboe Global Markets, Inc. 3.65%, 1/12/27	5,000	5,736

CBRE Services, Inc. 4.88%, 3/1/26	5,000	5,805

Celanese U.S. Holdings LLC 5.88%, 6/15/21	5,000	5,190

Celgene Corp. 4.00%, 8/15/23	3,000	3,236

CenterPoint Energy Resources Corp. 3.55%, 4/1/23	9,000	9,639
4.10%, 9/1/47	5,000	5,795

CenterPoint Energy, Inc. 3.85%, 2/1/24	18,000	19,789

Charter Communications Operating LLC 4.46%, 7/23/22	50,000	53,301
4.50%, 2/1/24	18,000	20,082
5.05%, 3/30/29	100,000	120,834
6.38%, 10/23/35	5,000	6,938
6.83%, 10/23/55	73,000	100,805

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Children’s Hospital Corp. (The) 4.12%, 1/1/47, Series 2017	$50,000	$63,991

Chubb INA Holdings, Inc. 2.70%, 3/13/23	68,000	71,577
3.15%, 3/15/25	18,000	20,074

Church & Dwight Co., Inc. 2.88%, 10/1/22	5,000	5,244

Cigna Corp. 3.40%, 3/1/27	10,000	11,214
6.13%, 11/15/41	94,000	137,683
3.88%, 10/15/47	5,000	5,732

Cintas Corp. No. 2 2.90%, 4/1/22	5,000	5,184
3.25%, 6/1/22	28,000	29,167
3.70%, 4/1/27	23,000	26,301

Cisco Systems, Inc. 1.85%, 9/20/21	10,000	10,157
3.00%, 6/15/22(b)	5,000	5,251
2.60%, 2/28/23	5,000	5,291
5.90%, 2/15/39	15,000	22,816

Citigroup, Inc. 4.50%, 1/14/22	50,000	52,852
3.30%, 4/27/25	9,000	10,001
5.50%, 9/13/25	35,000	41,763
3.70%, 1/12/26	9,000	10,207
4.45%, 9/29/27	64,000	74,448
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(d)	74,000	82,791
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(d)	150,000	174,286
6.63%, 6/15/32	5,000	7,048
6.68%, 9/13/43	19,000	29,760

Cleco Corporate Holdings LLC 3.74%, 5/1/26	23,000	24,587

CME Group, Inc. 3.00%, 3/15/25	5,000	5,484
5.30%, 9/15/43	5,000	7,335
4.15%, 6/15/48	5,000	6,595

CNH Industrial Capital LLC 4.38%, 4/5/22	5,000	5,254

Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	5,000	6,032

Comcast Corp. 3.13%, 7/15/22	5,000	5,257
2.75%, 3/1/23	50,000	52,906
3.70%, 4/15/24	23,000	25,556
3.30%, 2/1/27	23,000	25,997
3.55%, 5/1/28(b)	136,000	158,103
6.45%, 3/15/37	27,000	40,794
3.40%, 7/15/46	10,000	11,128
3.97%, 11/1/47	28,000	33,702
4.05%, 11/1/52	28,000	34,294
4.95%, 10/15/58	28,000	40,490

CommonSpirit Health 3.35%, 10/1/29	27,000	28,800

Commonwealth Edison Co. 4.70%, 1/15/44	15,000	20,140

Conagra Brands, Inc. 7.00%, 10/1/28	19,000	25,985

Concho Resources, Inc. 3.75%, 10/1/27	23,000	25,267

Connecticut Light & Power Co. (The) 4.30%, 4/15/44	15,000	19,467

ConocoPhillips 6.50%, 2/1/39	18,000	27,296

Consolidated Edison Co. of New York, Inc. 4.00%, 11/15/57, Series C	43,000	51,187

Constellation Brands, Inc. 3.15%, 8/1/29	25,000	27,262
5.25%, 11/15/48	69,000	92,560

Consumers Energy Co. 3.95%, 7/15/47	25,000	31,320

Corning, Inc. 5.85%, 11/15/68	18,000	24,278
5.45%, 11/15/79	50,000	62,764

Costco Wholesale Corp. 2.30%, 5/18/22	5,000	5,177
3.00%, 5/18/27	5,000	5,638

Crown Castle International Corp. 5.25%, 1/15/23	26,000	28,825
3.15%, 7/15/23	18,000	19,245
4.30%, 2/15/29	50,000	59,143
4.75%, 5/15/47	50,000	64,123
3.25%, 1/15/51	5,000	5,212

CSX Corp. 4.50%, 8/1/54	18,000	23,795

CVS Health Corp. 6.25%, 6/1/27	48,000	61,408
3.25%, 8/15/29(b)	25,000	27,818
4.88%, 7/20/35	48,000	61,373
5.30%, 12/5/43	48,000	63,066
5.05%, 3/25/48	10,000	13,061

Darden Restaurants, Inc. 3.85%, 5/1/27(b)	68,000	70,213

Dell International LLC 4.42%, 6/15/21(c)	11,000	11,286
8.35%, 7/15/46(c)	23,000	31,124

Dignity Health 5.27%, 11/1/64	25,000	31,379

Discovery Communications LLC 4.88%, 4/1/43	23,000	26,207
5.20%, 9/20/47	10,000	12,013

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	84,000	129,298

Dominion Energy, Inc. 3.90%, 10/1/25	5,000	5,721
5.95%, 6/15/35, Series B	5,000	6,896
4.60%, 3/15/49, Series A(b)	100,000	134,917

Dover Corp. 3.15%, 11/15/25	23,000	25,432

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Dow Chemical Co. (The) 7.38%, 11/1/29	$5,000	$7,120
4.25%, 10/1/34	23,000	27,232
9.40%, 5/15/39	25,000	42,625
4.38%, 11/15/42	5,000	5,650

DR Horton, Inc. 4.38%, 9/15/22	18,000	19,142

DTE Electric Co. 3.75%, 8/15/47	25,000	30,006

Duke Energy Carolinas LLC 3.70%, 12/1/47	48,000	58,007

Duke Energy Corp. 3.15%, 8/15/27	23,000	25,613

Duke Energy Florida LLC 6.40%, 6/15/38(b)	43,500	67,191

Duke Energy Ohio, Inc. 3.80%, 9/1/23	18,000	19,681

DXC Technology Co. 4.75%, 4/15/27	10,000	11,154

Eagle Materials, Inc. 4.50%, 8/1/26(b)	15,000	15,570

Eastman Chemical Co. 3.50%, 12/1/21	18,000	18,637
4.80%, 9/1/42	23,000	27,533

Eaton Vance Corp. 3.50%, 4/6/27(b)	18,000	19,919

eBay, Inc. 2.75%, 1/30/23	50,000	52,532

Ecolab, Inc. 3.25%, 1/14/23	18,000	19,084
2.70%, 11/1/26(b)	5,000	5,619
3.25%, 12/1/27	50,000	56,441

Emerson Electric Co. 2.63%, 12/1/21	50,000	51,365
2.63%, 2/15/23	5,000	5,269

Enable Midstream Partners L.P. 3.90%, 5/15/24	48,000	47,721

Enbridge Energy Partners L.P. 5.88%, 10/15/25	5,000	6,056

Energy Transfer Operating L.P. 4.20%, 9/15/23, Series 5Y	5,000	5,310
4.90%, 3/15/35	38,000	37,892
6.63%, 10/15/36	19,000	20,687

Entergy Louisiana LLC 4.00%, 3/15/33	5,000	6,295

Enterprise Products Operating LLC 3.35%, 3/15/23	32,000	34,096
6.88%, 3/1/33, Series D	19,000	25,248
6.45%, 9/1/40	50,000	67,155
4.25%, 2/15/48	44,000	48,053

Equitable Holdings, Inc. 4.35%, 4/20/28	48,000	54,934

ERP Operating L.P. 3.00%, 7/1/29(b)	100,000	111,135

Exelon Corp. 5.10%, 6/15/45	33,000	43,195
4.70%, 4/15/50	25,000	32,378

Expedia Group, Inc. 3.80%, 2/15/28	5,000	4,999

Exxon Mobil Corp. 3.04%, 3/1/26	23,000	25,641
3.57%, 3/6/45	23,000	25,803

FedEx Corp. 3.40%, 1/14/22	50,000	52,028
4.00%, 1/15/24(b)	5,000	5,552
3.20%, 2/1/25	18,000	19,792
4.20%, 10/17/28	18,000	21,325
3.90%, 2/1/35	19,000	21,656
3.88%, 8/1/42	5,000	5,402
4.75%, 11/15/45	5,000	6,068
4.40%, 1/15/47	18,000	20,868

Fidelity National Information Services, Inc. 3.50%, 4/15/23	23,000	24,568

Fifth Third Bancorp 8.25%, 3/1/38	20,000	33,300

FirstEnergy Corp. 3.90%, 7/15/27, Series B(b)	18,000	19,783
7.38%, 11/15/31, Series C	5,000	7,088

Fiserv, Inc. 3.20%, 7/1/26	50,000	56,114

Flex Ltd. 5.00%, 2/15/23	5,000	5,452

Florida Power & Light Co. 3.70%, 12/1/47	5,000	6,195
4.13%, 6/1/48(b)	28,000	37,377

Ford Motor Co. 4.75%, 1/15/43	25,000	23,203

General Dynamics Corp. 2.13%, 8/15/26	18,000	19,404
3.75%, 5/15/28(b)	23,000	27,099

General Electric Co. 4.65%, 10/17/21	26,000	27,190
6.75%, 3/15/32, Series A	28,000	35,110
6.15%, 8/7/37	24,000	28,508
5.88%, 1/14/38	74,000	85,549

General Mills, Inc. 4.55%, 4/17/38	28,000	36,341

General Motors Co. 4.20%, 10/1/27	71,000	75,616

General Motors Financial Co., Inc. 3.55%, 4/9/21	5,000	5,085
3.45%, 4/10/22	5,000	5,148
3.15%, 6/30/22	5,000	5,153
4.00%, 1/15/25	76,000	81,877
4.30%, 7/13/25	5,000	5,454
4.35%, 1/17/27	5,000	5,427

George Washington University (The) 4.13%, 9/15/48, Series 2018	26,000	33,993

Georgia Power Co. 3.25%, 4/1/26	25,000	27,853
4.30%, 3/15/43	47,000	56,441

Georgia-Pacific LLC 7.75%, 11/15/29	5,000	7,480

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Gilead Sciences, Inc. 3.50%, 2/1/25	$5,000	$5,611
3.65%, 3/1/26	69,000	79,213
5.65%, 12/1/41(b)	13,000	19,029
4.50%, 2/1/45	18,000	23,409

Global Payments, Inc. 3.75%, 6/1/23	23,000	24,730

GLP Capital L.P. 5.38%, 11/1/23	18,000	19,342
5.75%, 6/1/28	18,000	20,525

Goldman Sachs Capital I 6.35%, 2/15/34	19,000	26,845

Goldman Sachs Group, Inc. (The) 3.00%, 4/26/22	10,000	10,165
3.63%, 1/22/23	28,000	30,069
3.20%, 2/23/23	28,000	29,811
3.50%, 1/23/25	50,000	54,985
3.27%, 9/29/25, (3.272% fixed rate until 9/29/24; 3-month U.S. dollar London Interbank Offered Rate + 1.201% thereafter)(d)	50,000	54,580
3.75%, 2/25/26(b)	5,000	5,669
5.95%, 1/15/27	23,000	28,516
3.85%, 1/26/27	23,000	26,230
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(d)	23,000	26,104
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(d)	71,000	81,479
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month U.S. dollar London Interbank Offered Rate + 1.301% thereafter)(d)	50,000	58,838
6.13%, 2/15/33	9,000	12,761
5.15%, 5/22/45(b)	18,000	24,022

Halliburton Co. 6.70%, 9/15/38	18,000	23,084

HCA, Inc. 4.13%, 6/15/29	50,000	57,672

Healthcare Trust of America Holdings L.P. 3.75%, 7/1/27	5,000	5,463

Healthpeak Properties, Inc. 3.88%, 8/15/24	5,000	5,579

Hershey Co. (The) 2.30%, 8/15/26	73,000	79,221

Hess Corp. 7.88%, 10/1/29	50,000	63,370
6.00%, 1/15/40	23,000	26,684

Hewlett Packard Enterprise Co. 4.40%, 10/15/22	48,000	51,481
6.20%, 10/15/35	23,000	28,813

Home Depot, Inc. (The) 3.25%, 3/1/22	94,000	98,286
2.80%, 9/14/27	23,000	25,596
5.88%, 12/16/36	15,000	22,499

Honeywell International, Inc. 2.50%, 11/1/26	10,000	11,024

Hubbell, Inc. 3.15%, 8/15/27(b)	23,000	24,194

Hudson Pacific Properties L.P. 3.95%, 11/1/27	5,000	5,418

Humana, Inc. 4.80%, 3/15/47(b)	23,000	30,630

Hyatt Hotels Corp. 3.38%, 7/15/23	48,000	48,784

Illinois Tool Works, Inc. 2.65%, 11/15/26	5,000	5,562

Intel Corp. 3.30%, 10/1/21	10,000	10,333
3.75%, 3/25/27	50,000	58,592
4.10%, 5/11/47	18,000	22,806
4.75%, 3/25/50	25,000	34,749

Intercontinental Exchange, Inc. 3.75%, 12/1/25	5,000	5,673
3.10%, 9/15/27	5,000	5,580

International Business Machines Corp. 6.22%, 8/1/27(b)	34,000	45,189
5.88%, 11/29/32	24,000	35,030
4.00%, 6/20/42	50,000	60,298

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	5,000	6,229

International Lease Finance Corp. 5.88%, 8/15/22	76,000	82,298

International Paper Co. 3.80%, 1/15/26(b)	5,000	5,712
7.30%, 11/15/39	25,000	36,485
4.80%, 6/15/44	5,000	6,137
4.35%, 8/15/48	10,000	12,039

Invesco Finance PLC 4.00%, 1/30/24	18,000	19,744

ITC Holdings Corp. 5.30%, 7/1/43	15,000	19,823

Jabil, Inc. 4.70%, 9/15/22	5,000	5,380
3.95%, 1/12/28(b)	50,000	55,084

Jefferies Group LLC 6.45%, 6/8/27	25,000	30,126

John Deere Capital Corp. 2.80%, 3/6/23(b)	24,000	25,526
3.45%, 6/7/23(b)	5,000	5,422
2.80%, 9/8/27	69,000	77,172

Johnson & Johnson 2.45%, 12/5/21	50,000	51,415
2.63%, 1/15/25	48,000	52,339
4.50%, 9/1/40	19,000	25,543

Johnson Controls International PLC 6.00%, 1/15/36(b)	18,000	23,967

JPMorgan Chase & Co. 4.50%, 1/24/22	54,000	57,129
3.20%, 1/25/23	142,000	151,431
3.88%, 2/1/24(b)	50,000	55,393
3.56%, 4/23/24, (3.559% fixed rate until 4/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.73% thereafter)(d)	5,000	5,379

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; Secured Overnight Financing Rate + 1.585% thereafter)(d)	$50,000	$52,285
3.30%, 4/1/26	10,000	11,237
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(d)	50,000	56,527
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(d)	23,000	26,002
5.50%, 10/15/40	35,000	50,796
5.63%, 8/16/43	68,000	99,526
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.22% thereafter)(d)	48,000	58,959

Kaiser Foundation Hospitals 3.15%, 5/1/27	24,000	26,986
4.15%, 5/1/47	9,000	11,595

Keurig Dr. Pepper, Inc. 2.55%, 9/15/26	23,000	24,989
4.42%, 12/15/46	48,000	60,467

KeyCorp 4.15%, 10/29/25(b)	69,000	79,834

Kimberly-Clark Corp. 3.90%, 5/4/47	50,000	63,855

Kimco Realty Corp. 3.30%, 2/1/25(b)	18,000	19,341
2.80%, 10/1/26(b)	5,000	5,249

Kinder Morgan Energy Partners L.P. 3.45%, 2/15/23	5,000	5,258
3.50%, 9/1/23	5,000	5,371
6.55%, 9/15/40	50,000	62,312
5.50%, 3/1/44	18,000	21,592
5.40%, 9/1/44	44,000	52,846

Kinder Morgan, Inc. 7.75%, 1/15/32(b)	5,000	7,186

KLA Corp. 3.30%, 3/1/50	25,000	26,786

Kroger Co. (The) 3.70%, 8/1/27	18,000	20,886
5.15%, 8/1/43	18,000	23,380

Laboratory Corp. of America Holdings 3.20%, 2/1/22	71,000	73,715

Legg Mason, Inc. 5.63%, 1/15/44	5,000	6,822

Lincoln National Corp. 3.80%, 3/1/28	5,000	5,680

Lockheed Martin Corp. 6.15%, 9/1/36, Series B	39,000	58,123
4.09%, 9/15/52	24,000	31,238

Loews Corp. 3.75%, 4/1/26	18,000	20,448

Lowe’s Cos., Inc. 3.80%, 11/15/21	5,000	5,165
3.12%, 4/15/22	5,000	5,193
2.50%, 4/15/26(b)	5,000	5,446
4.05%, 5/3/47	15,000	17,948

Lubrizol Corp. (The) 6.50%, 10/1/34	114,000	178,241

LYB International Finance B.V. 4.88%, 3/15/44	5,000	5,999

LYB International Finance II B.V. 3.50%, 3/2/27	23,000	25,569

LyondellBasell Industries N.V. 4.63%, 2/26/55	20,000	22,984

Marathon Oil Corp. 2.80%, 11/1/22	24,000	24,529
3.85%, 6/1/25(b)	5,000	5,196
6.80%, 3/15/32	5,000	5,533

Marathon Petroleum Corp. 5.38%, 10/1/22	18,000	18,073
6.50%, 3/1/41	50,000	64,040
5.00%, 9/15/54	50,000	55,858

Marriott International, Inc. 3.13%, 10/15/21, Series N	5,000	5,101

Marsh & McLennan Cos., Inc. 3.30%, 3/14/23	18,000	19,167
4.20%, 3/1/48(b)	5,000	6,492

Martin Marietta Materials, Inc. 3.50%, 12/15/27	5,000	5,607

Marvell Technology Group Ltd. 4.20%, 6/22/23	5,000	5,400

Massachusetts Institute of Technology 3.89%, 7/1/2116	19,000	23,963

McCormick & Co., Inc. 2.70%, 8/15/22	5,000	5,211
4.20%, 8/15/47	50,000	64,210

McDonald’s Corp. 3.38%, 5/26/25	5,000	5,594
6.30%, 10/15/37	19,000	28,056
3.70%, 2/15/42	19,000	21,295
3.63%, 9/1/49	25,000	28,334

McKesson Corp. 3.95%, 2/16/28(b)	5,000	5,865

Merck & Co., Inc. 2.35%, 2/10/22	51,000	52,618
2.40%, 9/15/22	5,000	5,200
6.50%, 12/1/33	50,000	78,379
2.35%, 6/24/40	5,000	5,113
2.45%, 6/24/50	5,000	5,031

MetLife, Inc. 3.60%, 11/13/25(b)	94,000	107,325

Microsoft Corp. 3.30%, 2/6/27	92,000	105,461
4.10%, 2/6/37	48,000	61,991
3.50%, 11/15/42	23,000	27,631
4.25%, 2/6/47	18,000	24,324
2.53%, 6/1/50	25,000	26,372
4.50%, 2/6/57	18,000	25,888

MidAmerican Energy Co. 4.80%, 9/15/43	15,000	20,300

Molson Coors Beverage Co. 5.00%, 5/1/42	5,000	5,672

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Moody’s Corp. 2.75%, 12/15/21	$5,000	$5,146
3.25%, 1/15/28	18,000	20,294

Morgan Stanley 5.50%, 7/28/21	34,000	35,565
4.88%, 11/1/22	44,000	47,958
3.13%, 1/23/23	50,000	53,038
3.75%, 2/25/23	28,000	30,235
4.10%, 5/22/23	50,000	54,383
3.70%, 10/23/24	30,000	33,520
4.00%, 7/23/25	9,000	10,309
3.88%, 1/27/26	9,000	10,332
3.13%, 7/27/26	9,000	10,048
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(d)	32,000	36,280
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(d)	74,000	85,140
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(d)	19,000	22,964
4.38%, 1/22/47	14,000	18,711

Mosaic Co. (The) 4.88%, 11/15/41	10,000	10,463
5.63%, 11/15/43	25,000	28,902

Mount Sinai Hospitals Group, Inc. 3.98%, 7/1/48, Series 2017	5,000	5,781

MPLX L.P. 4.00%, 3/15/28(b)	18,000	19,853

Mylan N.V. 3.95%, 6/15/26	10,000	11,334

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/28(b)	5,000	5,828
3.90%, 11/1/28	18,000	21,375
4.02%, 11/1/32	18,000	22,128

NBCUniversal Media LLC 5.95%, 4/1/41	5,000	7,475

NIKE, Inc. 3.88%, 11/1/45(b)	5,000	6,087
3.38%, 11/1/46	5,000	5,779

NiSource, Inc. 5.25%, 2/15/43	5,000	6,705
5.65%, 2/1/45	5,000	6,932
3.95%, 3/30/48	18,000	21,557

Noble Energy, Inc. 3.90%, 11/15/24	5,000	5,554

Nordstrom, Inc. 6.95%, 3/15/28(b)	5,000	5,089

Norfolk Southern Corp. 3.25%, 12/1/21	5,000	5,151
2.90%, 2/15/23	10,000	10,542
3.15%, 6/1/27	23,000	25,537
4.05%, 8/15/52	5,000	6,082

Northrop Grumman Corp. 3.50%, 3/15/21	5,000	5,087
3.25%, 8/1/23	48,000	52,065
3.20%, 2/1/27(b)	23,000	25,991

NVIDIA Corp. 2.20%, 9/16/21	5,000	5,091

NVR, Inc. 3.95%, 9/15/22	5,000	5,295

NYU Langone Hospitals 3.38%, 7/1/55, Series 2020	25,000	26,115

Omega Healthcare Investors, Inc. 4.50%, 4/1/27	18,000	19,125
4.75%, 1/15/28	23,000	24,859

Oncor Electric Delivery Co. LLC 5.75%, 3/15/29	34,000	44,609
5.30%, 6/1/42	48,000	68,314

ONEOK, Inc. 4.00%, 7/13/27(b)	18,000	18,829
4.55%, 7/15/28	128,000	136,369

Oracle Corp. 3.63%, 7/15/23	23,000	25,115
2.50%, 4/1/25	50,000	53,874
2.65%, 7/15/26(b)	71,000	77,981
4.50%, 7/8/44	23,000	28,630
4.00%, 11/15/47	18,000	21,366

Owens Corning 4.30%, 7/15/47	23,000	24,752

Pacific Gas and Electric Co. 2.10%, 8/1/27	80,000	77,772
3.50%, 8/1/50(b)	5,000	4,679

Packaging Corp. of America 4.50%, 11/1/23	43,000	47,559

Parker-Hannifin Corp. 3.50%, 9/15/22	5,000	5,294
3.30%, 11/21/24	18,000	19,796
6.25%, 5/15/38	15,000	21,146

Partners Healthcare System, Inc. 3.34%, 7/1/60, Series 2020	25,000	27,516

PeaceHealth Obligated Group 4.79%, 11/15/48, Series 2018	50,000	66,851

People’s United Financial, Inc. 3.65%, 12/6/22	55,000	58,445

PepsiCo, Inc. 3.00%, 8/25/21	50,000	51,378
2.63%, 3/19/27	50,000	55,282
3.00%, 10/15/27	28,000	31,748
2.75%, 3/19/30(b)	50,000	56,195
4.25%, 10/22/44	23,000	29,783

Pfizer, Inc. 3.00%, 12/15/26	10,000	11,410
7.20%, 3/15/39	89,000	149,384
4.30%, 6/15/43	5,000	6,467

Philip Morris International, Inc. 2.50%, 8/22/22	23,000	24,007
4.88%, 11/15/43	32,000	41,689

Plains All American Pipeline L.P. 3.65%, 6/1/22	39,500	40,619
6.65%, 1/15/37	23,000	26,094

PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	28,000	31,051
3.45%, 4/23/29	50,000	58,054

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Procter & Gamble Co. (The) 2.15%, 8/11/22	$28,000	$29,056
3.00%, 3/25/30	50,000	57,864

Progressive Corp. (The) 3.95%, 3/26/50(b)	25,000	32,257

Prologis L.P. 4.38%, 9/15/48(b)	5,000	6,831

Prudential Financial, Inc. 5.70%, 12/14/36	5,000	7,158
6.63%, 12/1/37	69,000	104,413
5.88%, 9/15/42, (5.875% fixed rate until 9/15/22; 3-month U.S. dollar London Interbank Offered Rate + 4.175% thereafter)(d)	5,000	5,349
4.60%, 5/15/44	5,000	6,215
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(b)(d)	5,000	5,504
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(b)(d)	5,000	5,784

PSEG Power LLC 3.85%, 6/1/23	5,000	5,399

Public Service Co. of Colorado 4.30%, 3/15/44	79,000	102,363

Public Service Electric & Gas Co. 2.38%, 5/15/23	93,000	97,371
3.00%, 5/15/27	19,000	21,118

QUALCOMM, Inc. 3.00%, 5/20/22	60,000	62,731
2.60%, 1/30/23	10,000	10,511
2.90%, 5/20/24	22,000	23,782

Quest Diagnostics, Inc. 4.70%, 4/1/21	5,000	5,129

Raytheon Technologies Corp. 2.80%, 3/15/22(c)	18,000	18,629
3.95%, 8/16/25	50,000	57,316
3.50%, 3/15/27(c)	300,000	340,882
4.88%, 10/15/40(c)	20,000	25,803
4.80%, 12/15/43(c)	10,000	12,912
3.75%, 11/1/46	73,000	84,448
4.35%, 4/15/47(c)	55,000	68,780

Realty Income Corp. 3.25%, 10/15/22	28,000	29,470
3.00%, 1/15/27	5,000	5,416

Republic Services, Inc. 5.25%, 11/15/21	5,000	5,287

Roper Technologies, Inc. 2.80%, 12/15/21	18,000	18,507
3.80%, 12/15/26	5,000	5,799

RWJ Barnabas Health, Inc. 3.95%, 7/1/46	24,000	27,580

Ryder System, Inc. 3.75%, 6/9/23	23,000	24,841

Sabra Health Care L.P. 5.13%, 8/15/26	18,000	19,633

Santander Holdings USA, Inc. 4.40%, 7/13/27	23,000	25,691

Sempra Energy 2.88%, 10/1/22	5,000	5,199
4.05%, 12/1/23	5,000	5,481
3.25%, 6/15/27	23,000	25,558

Sherwin-Williams Co. (The) 4.50%, 6/1/47	5,000	6,332
3.80%, 8/15/49	20,000	23,157

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/21	3,000	3,061

Simon Property Group L.P. 2.35%, 1/30/22	5,000	5,102
2.75%, 2/1/23	5,000	5,204
3.75%, 2/1/24(b)	5,000	5,427
3.30%, 1/15/26	5,000	5,469
3.25%, 11/30/26	23,000	25,284

SITE Centers Corp. 4.70%, 6/1/27	43,000	45,387

Southern California Edison Co. 4.65%, 10/1/43	74,000	86,320

Southern California Gas Co. 4.13%, 6/1/48, Series UU	5,000	6,307

Southern Co. (The) 3.25%, 7/1/26	5,000	5,615

Southern Co. Gas Capital Corp. 4.40%, 6/1/43	5,000	5,973

Southern Power Co. 5.15%, 9/15/41	19,000	22,048

Spectra Energy Partners L.P. 3.50%, 3/15/25	5,000	5,504

Spirit AeroSystems, Inc. 4.60%, 6/15/28	18,000	14,175

Stanford Health Care 3.80%, 11/15/48, Series 2018	25,000	31,482

Starbucks Corp. 3.10%, 3/1/23	5,000	5,321
2.45%, 6/15/26	5,000	5,429
4.00%, 11/15/28(b)	5,000	5,904

State Street Corp.
2.65%, 5/15/23, (2.653% fixed rate until 5/15/22; 3-month U.S. dollar London Interbank Offered Rate + 0.635% thereafter)(d)	5,000	5,197
3.10%, 5/15/23	48,000	51,361
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(d)	50,000	53,345

Stryker Corp. 3.38%, 5/15/24	5,000	5,469

Sunoco Logistics Partners Operations L.P. 3.90%, 7/15/26(b)	5,000	5,249

Synchrony Financial 3.70%, 8/4/26	5,000	5,212

Synovus Financial Corp. 3.13%, 11/1/22	5,000	5,181

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Sysco Corp. 3.30%, 7/15/26	$5,000	$5,433

Tampa Electric Co. 4.30%, 6/15/48	18,000	23,044

Tapestry, Inc. 4.13%, 7/15/27	155,000	151,560

Target Corp. 2.90%, 1/15/22	23,000	23,833
2.50%, 4/15/26	5,000	5,488

TC PipeLines L.P. 4.38%, 3/13/25	19,000	20,584

TD Ameritrade Holding Corp. 2.95%, 4/1/22	10,000	10,378

Texas Instruments, Inc. 2.90%, 11/3/27	28,000	31,498
4.15%, 5/15/48	39,000	51,329

Thermo Fisher Scientific, Inc. 4.50%, 3/25/30	50,000	62,333

Time Warner Cable LLC 6.75%, 6/15/39	20,500	28,587
5.50%, 9/1/41	5,000	6,162
4.50%, 9/15/42	10,000	11,222

Toyota Motor Credit Corp. 2.90%, 4/17/24	5,000	5,390
2.15%, 2/13/30	50,000	53,129

Trane Technologies Luxembourg Finance S.A. 3.55%, 11/1/24	25,000	27,702

Travelers Cos., Inc. (The) 6.25%, 6/15/37(b)	10,000	15,197
3.75%, 5/15/46(b)	25,000	30,125
4.00%, 5/30/47	23,000	28,749

Trimble, Inc. 4.15%, 6/15/23(b)	5,000	5,417

Truist Financial Corp. 3.20%, 9/3/21	5,000	5,134
3.05%, 6/20/22	50,000	52,251
2.85%, 10/26/24	94,000	102,842

TWDC Enterprises 18 Corp. 2.95%, 6/15/27(b)	23,000	25,548
3.70%, 12/1/42	5,000	5,709
3.00%, 7/30/46	48,000	49,808

Tyson Foods, Inc. 2.25%, 8/23/21	5,000	5,086
4.88%, 8/15/34	50,000	65,765

U.S. Airways Pass Through Trust 3.95%, 5/15/27, Series 2013-1, Class A	154,190	127,642

U.S. Bancorp 2.63%, 1/24/22, Series V	5,000	5,157
3.90%, 4/26/28(b)	28,000	33,733

Union Electric Co. 2.95%, 6/15/27	18,000	19,977

Union Pacific Corp. 3.50%, 6/8/23	27,000	29,247
3.75%, 7/15/25	5,000	5,698
3.25%, 8/15/25	5,000	5,568
2.75%, 3/1/26	5,000	5,477
4.00%, 4/15/47	19,000	23,168
3.84%, 3/20/60	24,000	28,142
4.38%, 11/15/65	5,000	6,345

United Airlines Pass Through Trust 4.30%, 2/15/27, Series A	17,570	16,420

United Parcel Service, Inc. 2.45%, 10/1/22	5,000	5,219
2.50%, 4/1/23(b)	25,000	26,265
2.40%, 11/15/26(b)	5,000	5,493
3.05%, 11/15/27	23,000	26,080
3.40%, 11/15/46	5,000	5,707

UnitedHealth Group, Inc. 2.88%, 3/15/22	5,000	5,169
2.75%, 2/15/23(b)	5,000	5,267
3.70%, 12/15/25	15,000	17,293
3.10%, 3/15/26	94,000	105,895
3.88%, 12/15/28	18,000	21,539
5.80%, 3/15/36	5,000	7,246
3.95%, 10/15/42	5,000	6,034
3.75%, 10/15/47	15,000	18,064

University of Southern California 3.03%, 10/1/39	24,000	26,583

Upjohn, Inc. 2.70%, 6/22/30(b)(c)	10,000	10,433
3.85%, 6/22/40(c)	5,000	5,451
4.00%, 6/22/50(c)	10,000	10,924

Valero Energy Partners L.P. 4.38%, 12/15/26	18,000	20,734

Ventas Realty L.P. 4.38%, 2/1/45	24,000	24,988

VEREIT Operating Partnership L.P. 4.60%, 2/6/24	18,000	19,387
3.95%, 8/15/27	5,000	5,371

Verizon Communications, Inc. 2.95%, 3/15/22	50,000	51,989
5.15%, 9/15/23(b)	70,000	79,679
3.50%, 11/1/24	23,000	25,620
5.25%, 3/16/37	10,000	13,600
6.55%, 9/15/43	68,000	109,497
4.86%, 8/21/46	50,000	67,619
5.01%, 4/15/49	23,000	32,163

ViacomCBS, Inc. 3.38%, 2/15/28	5,000	5,513
6.88%, 4/30/36	5,000	6,843
4.90%, 8/15/44	5,000	5,653
4.60%, 1/15/45	50,000	54,690

Visa, Inc. 2.80%, 12/14/22	50,000	52,778
3.65%, 9/15/47	53,000	65,529

Vulcan Materials Co. 4.50%, 4/1/25	18,000	20,555

Wachovia Corp. 5.50%, 8/1/35	5,000	6,716

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	78,000	86,242

Walmart, Inc. 3.55%, 6/26/25	94,000	107,209

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
6.50%, 8/15/37	$48,000	$76,562
4.05%, 6/29/48	10,000	13,018

Walt Disney Co. (The) 3.35%, 3/24/25	25,000	27,865
2.65%, 1/13/31	10,000	10,856
6.40%, 12/15/35	4,000	6,034
6.65%, 11/15/37	20,000	30,395
3.50%, 5/13/40	10,000	11,244
4.95%, 10/15/45	5,000	6,621
3.80%, 5/13/60	15,000	17,695

Wells Fargo & Co. 2.10%, 7/26/21	9,000	9,142
2.63%, 7/22/22	44,000	45,792
4.13%, 8/15/23	69,000	75,591
3.00%, 10/23/26	25,000	27,558
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(d)	64,000	71,873
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; 3-month U.S. dollar London Interbank Offered Rate + 3.77% thereafter)(d)	50,000	61,068
5.38%, 2/7/35	5,000	6,809
5.38%, 11/2/43	47,000	63,160
4.75%, 12/7/46	71,000	90,050
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; 3-month U.S. dollar London Interbank Offered Rate + 4.24% thereafter)(d)	25,000	34,246

Welltower, Inc. 4.25%, 4/1/26	23,000	26,322

Western Union Co. (The) 3.60%, 3/15/22	5,000	5,209
4.25%, 6/9/23	55,000	59,664

Westlake Chemical Corp. 5.00%, 8/15/46	35,000	40,202

WestRock MWV LLC 7.95%, 2/15/31	14,000	20,194

Whirlpool Corp. 4.50%, 6/1/46	30,000	35,589

Williams Cos., Inc. (The) 3.75%, 6/15/27	10,000	11,055
7.50%, 1/15/31, Series A	50,000	65,946
6.30%, 4/15/40(b)	10,000	12,632
5.75%, 6/24/44	75,000	90,439

Wisconsin Public Service Corp. 3.67%, 12/1/42	38,000	44,410

WW Grainger, Inc. 3.75%, 5/15/46	23,000	26,448

Xilinx, Inc. 3.00%, 3/15/21	5,000	5,069
2.95%, 6/1/24	48,000	51,940

Xylem, Inc. 4.88%, 10/1/21	5,000	5,232
3.25%, 11/1/26	5,000	5,618

Zimmer Biomet Holdings, Inc. 3.15%, 4/1/22	5,000	5,181
TOTAL U.S. CORPORATE BONDS (Cost: $20,270,029)		22,587,644

FOREIGN CORPORATE BONDS – 3.6%

Australia – 0.1%

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	23,000	32,747

Westpac Banking Corp. 2.75%, 1/11/23	50,000	52,815
3.35%, 3/8/27	23,000	26,467
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(d)	10,000	11,414

Total Australia		123,443

Belgium – 0.4%

Anheuser-Busch Cos. LLC 3.65%, 2/1/26	279,000	316,102

Anheuser-Busch InBev Worldwide, Inc. 4.90%, 1/23/31	40,000	51,027
4.60%, 4/15/48	19,000	22,688
4.44%, 10/6/48	19,000	22,206

Total Belgium		412,023

Bermuda – 0.0%

Aspen Insurance Holdings Ltd. 4.65%, 11/15/23	18,000	19,302

Brazil – 0.0%

Vale Overseas Ltd. 6.88%, 11/21/36	10,000	13,315

Canada – 0.9%

Bank of Montreal 2.35%, 9/11/22	44,000	45,888
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(d)	49,000	54,348

Bank of Nova Scotia (The) 3.13%, 4/20/21	5,000	5,092
2.45%, 9/19/22(b)	48,000	50,164
2.00%, 11/15/22	50,000	51,788

Brookfield Finance, Inc. 3.90%, 1/25/28	18,000	20,358
4.70%, 9/20/47	5,000	5,927

Canadian National Railway Co. 2.95%, 11/21/24	25,000	27,101

Canadian Natural Resources Ltd. 3.45%, 11/15/21	18,000	18,461
3.80%, 4/15/24(b)	50,000	53,995

Cenovus Energy, Inc. 5.25%, 6/15/37	28,000	25,446

CNOOC Petroleum North America ULC 6.40%, 5/15/37	25,000	36,836

Kinross Gold Corp. 4.50%, 7/15/27	5,000	5,723

Magna International, Inc. 3.63%, 6/15/24(b)	5,000	5,535

Nutrien Ltd. 3.15%, 10/1/22	43,000	45,074
5.63%, 12/1/40	5,000	6,422
5.25%, 1/15/45	18,000	22,675

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Rogers Communications, Inc. 3.00%, 3/15/23	$48,000	$50,804
4.50%, 3/15/43	50,000	61,313

Royal Bank of Canada 2.75%, 2/1/22	50,000	51,779
2.80%, 4/29/22(b)	50,000	52,080

TELUS Corp. 4.60%, 11/16/48	5,000	6,316

Toronto-Dominion Bank (The)
3.63%, 9/15/31, (3.625% fixed rate until 9/15/26; 5-year U.S. dollar Swap Rate + 2.205% thereafter)(d)	65,000	74,045

TransCanada PipeLines Ltd. 4.25%, 5/15/28(b)	19,000	22,164
4.63%, 3/1/34	28,000	33,746
5.85%, 3/15/36(b)	29,000	38,205

Total Canada		871,285

Colombia – 0.2%

Ecopetrol S.A. 5.88%, 9/18/23	94,000	104,575
5.88%, 5/28/45	25,000	28,417

Total Colombia		132,992

France – 0.0%

Sanofi 3.63%, 6/19/28(b)	5,000	5,891

Total Capital International S.A. 3.46%, 7/12/49	20,000	22,359

Total France		28,250

Germany – 0.1%

Deutsche Telekom International Finance B.V. 9.25%, 6/1/32	50,000	84,276

Japan – 0.3%

Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	5,000	5,189
3.76%, 7/26/23	54,000	58,873
3.78%, 3/2/25	5,000	5,618
3.68%, 2/22/27(b)	18,000	20,534

Sumitomo Mitsui Financial Group, Inc. 2.78%, 10/18/22	50,000	52,396
2.63%, 7/14/26(b)	10,000	10,877
3.35%, 10/18/27	23,000	25,527
3.20%, 9/17/29	50,000	54,366

Total Japan		233,380

Netherlands – 0.2%

Cooperatieve Rabobank UA 3.88%, 2/8/22	59,000	62,038
5.25%, 5/24/41	24,000	35,605

Shell International Finance B.V. 3.40%, 8/12/23	47,000	51,063
5.50%, 3/25/40	27,000	37,935

Total Netherlands		186,641

Norway – 0.2%

Equinor ASA 3.15%, 1/23/22	19,000	19,749
2.45%, 1/17/23	106,000	111,140
2.65%, 1/15/24(b)	5,000	5,362
3.70%, 3/1/24(b)	5,000	5,565
3.63%, 9/10/28(b)	24,000	28,156
5.10%, 8/17/40(b)	19,000	25,941

Total Norway		195,913

Peru – 0.0%

Southern Copper Corp. 6.75%, 4/16/40	5,000	7,236

Spain – 0.1%

Telefonica Emisiones S.A. 7.05%, 6/20/36	9,000	13,125

Telefonica Europe B.V. 8.25%, 9/15/30	47,000	71,637

Total Spain		84,762

Switzerland – 0.1%

Novartis Capital Corp. 2.40%, 5/17/22(b)	5,000	5,179
3.70%, 9/21/42	15,000	18,312

Syngenta Finance N.V. 3.13%, 3/28/22(b)	19,000	19,377

Total Switzerland		42,868

United Kingdom – 1.0%

AstraZeneca PLC 4.38%, 11/16/45	50,000	65,682

Barclays PLC
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(d)	200,000	216,387

BP Capital Markets PLC 3.54%, 11/4/24	5,000	5,550
3.28%, 9/19/27	24,000	26,855

British Telecommunications PLC 9.63%, 12/15/30	9,000	14,680

CNH Industrial N.V. 4.50%, 8/15/23	20,000	21,538

HSBC Holdings PLC 4.00%, 3/30/22	71,000	74,852
4.38%, 11/23/26	200,000	226,466
7.63%, 5/17/32	39,000	54,184

Janus Capital Group, Inc. 4.88%, 8/1/25	18,000	20,530

Natwest Group PLC 6.13%, 12/15/22	23,000	25,253
6.00%, 12/19/23	23,000	25,956

Reynolds American, Inc. 7.25%, 6/15/37	23,000	30,942
5.85%, 8/15/45	10,000	12,441
Unilever Capital Corp. 5.90%, 11/15/32	5,000	7,399

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Vodafone Group PLC 4.38%, 2/19/43	$34,000	$40,020
5.25%, 5/30/48	30,000	39,428

Total United Kingdom		908,163
TOTAL FOREIGN CORPORATE BONDS (Cost: $3,028,471)		3,343,849

FOREIGN GOVERNMENT AGENCIES – 1.3%

Austria – 0.0%

Oesterreichische Kontrollbank AG 2.38%, 10/1/21	9,000	9,205

Canada – 0.8%

Export Development Canada 2.50%, 1/24/23	10,000	10,543
1.38%, 2/24/23	50,000	51,427

Province of Alberta Canada 3.30%, 3/15/28	95,000	110,727

Province of British Columbia Canada 2.00%, 10/23/22	110,000	114,094

Province of New Brunswick Canada 3.63%, 2/24/28	20,000	23,555

Province of Ontario Canada 2.50%, 9/10/21	10,000	10,222
2.25%, 5/18/22	10,000	10,326
3.20%, 5/16/24	110,000	121,091
2.50%, 4/27/26	80,000	88,091

Province of Quebec Canada 2.63%, 2/13/23	9,000	9,495
2.88%, 10/16/24, Series QO	105,000	115,329
7.50%, 9/15/29, Series PD	81,000	124,755

Total Canada		789,655

Germany – 0.2%

Kreditanstalt fuer Wiederaufbau 2.38%, 8/25/21	9,000	9,190
2.13%, 6/15/22(b)	9,000	9,310
2.13%, 1/17/23	33,000	34,496
2.50%, 11/20/24(b)	33,000	36,035
2.88%, 4/3/28	40,000	46,780

Landwirtschaftliche Rentenbank 2.25%, 10/1/21	9,000	9,196
1.75%, 7/27/26(b)	50,000	53,549

Total Germany		198,556

Japan – 0.3%

Japan Bank for International Cooperation 2.88%, 7/21/27	200,000	227,459

TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $1,166,485)		1,224,875

FOREIGN GOVERNMENT OBLIGATIONS – 1.3%

Canada – 0.1%

Canada Government International Bond 2.63%, 1/25/22	50,000	51,736

Colombia – 0.3%

Colombia Government International Bond 3.13%, 4/15/31	200,000	207,850
10.38%, 1/28/33	25,000	39,537

Total Colombia		247,387

Hungary – 0.1%

Hungary Government International Bond 5.38%, 2/21/23	50,000	55,322
5.38%, 3/25/24	18,000	20,759

Total Hungary		76,081

Italy – 0.1%

Republic of Italy Government International Bond 5.38%, 6/15/33	56,000	70,438

Mexico – 0.2%

Mexico Government International Bond 4.00%, 10/2/23	157,000	171,381
5.75%, 10/12/2110	18,000	21,974

Total Mexico		193,355

Panama – 0.0%

Panama Government International Bond 8.88%, 9/30/27	19,000	27,442

Peru – 0.0%

Peruvian Government International Bond 4.13%, 8/25/27	19,000	22,203

Philippines – 0.2%

Philippine Government International Bond 3.95%, 1/20/40	200,000	236,545

Poland – 0.2%
Republic of Poland Government International Bond 5.13%, 4/21/21	74,000	76,460
3.00%, 3/17/23	24,000	25,534
3.25%, 4/6/26	47,000	53,196

Total Poland		155,190

Uruguay – 0.1%
Uruguay Government International Bond 5.10%, 6/18/50	28,000	38,690
4.98%, 4/20/55	74,000	101,699

Total Uruguay		140,389
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,113,172)		1,220,766

SUPRANATIONAL BONDS – 1.3%
Asian Development Bank 2.25%, 1/20/21	42,000	42,307
2.75%, 3/17/23	9,000	9,581
1.50%, 10/18/24	125,000	131,223
2.00%, 1/22/25	5,000	5,366
Asian Infrastructure Investment Bank (The) 2.25%, 5/16/24	50,000	53,600
Corporacion Andina de Fomento 3.25%, 2/11/22	50,000	51,563
4.38%, 6/15/22	5,000	5,310

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
European Investment Bank 2.25%, 3/15/22(b)	$14,000	$14,445
2.25%, 8/15/22	9,000	9,365
2.50%, 3/15/23	141,000	149,217
3.25%, 1/29/24	14,000	15,429
2.38%, 5/24/27(b)	94,000	105,278
4.88%, 2/15/36	50,000	75,276
Inter-American Development Bank 1.75%, 9/14/22	141,000	145,366
2.50%, 1/18/23	9,000	9,484
1.75%, 3/14/25	50,000	53,055
3.20%, 8/7/42	50,000	64,015
International Bank for Reconstruction & Development 2.13%, 2/13/23	5,000	5,232
2.50%, 11/25/24, Series GDIF	64,000	69,849
2.13%, 3/3/25, Series GDIF	50,000	53,904
2.50%, 7/29/25, Series GDIF	64,000	70,578
2.50%, 11/22/27, Series GDIF	39,000	44,104

International Finance Corp. 1.38%, 10/16/24	60,000	62,627
TOTAL SUPRANATIONAL BONDS (Cost: $1,195,040)		1,246,174

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%

United States – 1.9%
Bank 2.85%, 10/17/52, Series 2019-BN21, Class A5	75,000	83,523
3.44%, 9/15/60, Series 2017-BNK7, Class A5	105,000	118,588
Benchmark Mortgage Trust 4.02%, 3/15/52, Series 2019-B9, Class A5	60,000	71,266
CFCRE Commercial Mortgage Trust 3.83%, 12/15/47, Series 2011-C2, Class A4	79,628	80,880
Commercial Mortgage Trust 3.60%, 5/10/47, Series 2014-CR17, Class ASB	41,308	43,113
2.87%, 2/10/48, Series 2015-DC1, Class A2	10,358	10,426
CSAIL Commercial Mortgage Trust 4.10%, 4/15/51, Series 2018-CX11, Class A3	100,000	111,680
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 2.87%, 12/25/21, Series K017, Class A2	89,949	91,841
2.48%, 3/25/25, Series K049, Class A1	12,576	13,110
3.43%, 1/25/27, Series K063, Class A2^(d)	70,000	80,867
3.69%, 1/25/29, Series K088, Class A2	115,000	138,348
3.99%, 8/25/33, Series K157, Class A3^(d)	70,000	89,248

Federal National Mortgage Association Alternative Credit Enhancement Securities
3.33%, 7/25/23, Series 2014-M1, Class A2^(d)	93,190	98,692
2.49%, 5/25/26, Series 2016-M6, Class A2	57,210	62,043
2.57%, 12/25/26, Series 2017-M3, Class A2^(d)	45,000	48,878
3.15%, 3/25/28, Series 2018-M4, Class A2^(d)	25,000	28,303
3.15%, 3/25/28, Series 2018-M7, Class A2^(d)	145,000	166,322
3.09%, 2/25/30, Series 2018-M3, Class A1^(d)	24,108	26,591
GS Mortgage Securities Trust 3.00%, 9/1/52, Series 2019-GC42, Class A4	50,000	56,129
JPMBB Commercial Mortgage Securities Trust 4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	54,706
Morgan Stanley Bank of America Merrill Lynch Trust 3.10%, 5/15/46, Series 2013-C9, Class A4	105,000	109,825
3.46%, 12/15/49, Series 2016-C32, Class A3	100,000	110,909
WFRBS Commercial Mortgage Trust 4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	108,312
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,655,797)		1,803,600

MUNICIPAL BONDS – 0.4%

United States – 0.4%
Bay Area Toll Authority 7.04%, 4/1/50, Series S1-SUB	25,000	45,385
New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	45,000	50,841
Port Authority of New York & New Jersey 4.81%, 10/15/65, Series 192	25,000	34,224
Port of Morrow OR 2.54%, 9/1/40	20,000	20,319
State of California 7.55%, 4/1/39	40,000	70,869
Texas Transportation Commission 2.56%, 4/1/42	20,000	20,444

Texas Transportation Commission State Highway Fund
5.18%, 4/1/30, Series B-BUILD	50,000	64,896
4.00%, 10/1/33	20,000	25,361
TOTAL MUNICIPAL BONDS (Cost: $300,042)		332,339

ASSET-BACKED SECURITIES – 0.2%

United States – 0.2%
Americredit Automobile Receivables Trust 3.07%, 12/19/22, Series 2018-1, Class A3	14,024	14,148
BMW Vehicle Owner Trust 2.51%, 6/25/24, Series 2018-A, Class A4	10,000	10,206
CarMax Auto Owner Trust 2.64%, 6/15/23, Series 2018-1, Class A4	29,000	29,867
Discover Card Execution Note Trust 3.11%, 1/16/24, Series 2018-A4, Class A4	30,000	30,751
Ford Credit Auto Lease Trust 2.22%, 10/15/22, Series 2019-B, Class A3	20,000	20,310

GM Financial Consumer Automobile Receivables Trust
2.46%, 7/17/23, Series 2018-1, Class A4	20,000	20,448
2.65%, 2/16/24, Series 2019-2, Class A3	20,000	20,476
World Financial Network Credit Card Master Trust 3.07%, 12/16/24, Series 2018-A, Class A	67,000	67,745
TOTAL ASSET-BACKED SECURITIES (Cost: $209,437)		213,951

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

REPURCHASE AGREEMENT – 6.2%

United States – 6.2%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/20 (tri-party custodian: The Bank of New York Mellon Corp.), 0.09% due 9/1/20; Proceeds at maturity – $5,878,515 (fully collateralized by Fannie Mae Interest STRIPS, 4.50% – 5.00% due 7/1/37 – 11/1/39, Freddie Mac Gold STRIPS, 4.50% due 12/15/39, U.S. Treasury Inflation Indexed Bond, 0.63% due 1/15/24, U.S. Treasury Notes, 2.13% – 2.63% due 11/30/23 – 12/31/23; Market value including accrued interest – $6,048,652)

(Cost: $5,878,500)	$5,878,500	$5,878,500

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(e)
(Cost: $2,385,013)	2,385,013	2,385,013
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 105.1% (Cost: $91,844,478)		98,857,956
Securities Sold Short	Principal Amount	Value

U.S. GOVERNMENT AGENCIES SOLD SHORT – (0.1)%

Uniform Mortgage-Backed Security – (0.1)%
4.00%, 9/1/50(a)
(Proceeds: $53,158)	$(50,000)	$(53,295)

Other Assets less Liabilities – (5.0)%		(4,716,631)

NET ASSETS – 100.0%		$94,088,030

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

Security, or portion thereof, was on loan at August 31, 2020 (See Note 2). At August 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,385,891 and the total market value of the collateral held by the Fund was $2,453,831. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $68,818.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	195	12/31/20	$(43,084,336)	$(24,150)
5 Year U.S. Treasury Note	280	12/31/20	(35,288,750)	(52,316)
U.S. Treasury Ultra Long Term Bond	46	12/21/20	(10,161,687)	24,926
Ultra 10 Year U.S. Treasury Note	70	12/21/20	(11,160,625)	9,839
			$(99,695,398)	$(41,701)
†

As of August 31, 2020, deposits at broker for futures contracts of $1,115,172 included cash collateral of $1,001,976 and previously settled variation margin gains on open futures contracts of $113,196.

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$26,397,147	$—	$26,397,147
U.S. Government Obligations	—	32,224,098	—	32,224,098
U.S. Corporate Bonds	—	22,587,644	—	22,587,644
Foreign Corporate Bonds	—	3,343,849	—	3,343,849
Foreign Government Agencies	—	1,224,875	—	1,224,875
Foreign Government Obligations	—	1,220,766	—	1,220,766
Supranational Bonds	—	1,246,174	—	1,246,174
Commercial Mortgage-Backed Securities	—	1,803,600	—	1,803,600
Municipal Bonds	—	332,339	—	332,339
Asset-Backed Securities	—	213,951	—	213,951
Repurchase Agreement	—	5,878,500	—	5,878,500
Investment of Cash Collateral for Securities Loaned	—	2,385,013	—	2,385,013
Total Investments in Securities	$—	$98,857,956	$—	$98,857,956
Financial Derivative Instruments
Futures Contracts[1]	$34,765	$—	$—	$34,765
Liabilities:
Investments in Securities Sold Short
U.S. Government Agencies	$—	$(53,295)	$—	$(53,295)
Financial Derivative Instruments
Futures Contracts[1]	$(76,466)	$—	$—	$(76,466)
Total – Net	$(41,701)	$98,804,661	$—	$98,762,960
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2020

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – 4.0%

United States – 4.0%

Santander Drive Auto Receivables Trust 2.28%, 9/15/23, Series 2019-3, Class B	$250,000	$252,984

Sofi Consumer Loan Program Trust
4.73%, 1/26/26, Series 2017-1, Class B(a)	230,000	232,822
3.65%, 2/25/27, Series 2018-1, Class B(a)	250,000	257,345
3.79%, 4/26/27, Series 2018-2, Class B(a)	375,000	385,040

4.02%, 8/25/27, Series 2018-3, Class B(a)	100,000	101,609
TOTAL ASSET-BACKED SECURITIES (Cost: $1,221,909)		1,229,800

COLLATERALIZED LOAN OBLIGATIONS – 4.7%

Cayman Islands – 3.9%
BDS Ltd.
2.65%, 2/16/37, Series 2020-FL5, Class D, (1-month U.S. dollar London Interbank Offered Rate + 2.50%)(a)(b)	300,000	279,040
LCM 28 Ltd.
2.42%, 10/20/30, Series 28A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 2.15%)(a)(b)	400,000	385,486
Neuberger Berman Loan Advisers Ltd.
2.92%, 1/19/32, Series 2019-32A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 2.65%)(a)(b)	300,000	300,222
TCW Ltd.
2.65%, 4/25/31, Series 2018-1A, Class B2R2, (3-month U.S. dollar London Interbank Offered Rate + 2.40%)(a)(b)	250,000	250,189

Total Cayman Islands		1,214,937

Morocco – 0.8%

OCP S.A.
1.33%, 4/26/31, Series 2014-5A, Class A1R, (3-month U.S. dollar London Interbank Offered Rate + 1.08%)(a)(b)	250,000	247,739
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost: $1,473,814)		1,462,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 28.8%

United States – 28.8%
Arroyo Mortgage Trust
3.76%, 4/25/48, Series 2018-1, Class A1^(a)(b)	52,717	54,340
CSMC Trust
3.96%, 10/25/44, Series 2014-WIN2, Class B1^(a)(b)	238,237	247,080
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.48%, 9/25/30, Series 2018-HQA1, Class M2, (1-month U.S. dollar London Interbank Offered Rate + 2.30%)(b)	159,478	157,790

Federal Home Loan Mortgage Corporation REMIC
5.00%, 11/15/32, Series 2519, Class NU	1,188,170	1,324,953
5.50%, 11/15/32, Series 2520, Class PH	206,945	240,573
5.00%, 11/15/34, Series 2893, Class PE	62,716	71,853
5.00%, 1/15/40, Series 3626, Class ME	425,000	518,006
5.00%, 4/15/40, Series 3658, Class CZ	351,673	439,304
4.00%, 1/15/41, Series 4179, Class AZ	672,352	763,636
4.50%, 9/15/42, Series 4671, Class JM	308,589	329,674
3.00%, 5/15/43, Series 4322, Class DJ	206,869	215,465

Federal National Mortgage Association REMIC
4.00%, 8/25/33, Series 2014-58, Class VM	100,000	110,450
4.50%, 10/25/34, Series 2004-75, Class ZG	10,648	11,733
4.75%, 8/25/35, Series 2005-80, Class SZ	101,811	123,055
6.00%, 7/25/36, Series 2006-62, Class PZ	123,739	202,896
4.50%, 10/25/36, Series 2009-19, Class PW	52,256	59,144
5.00%, 4/25/37, Series 2007-26, Class JZ	344,615	393,628
5.00%, 11/25/39, Series 2009-89, Class PH	118,000	141,546
5.00%, 7/25/40, Series 2010-80, Class PZ	249,114	311,630
5.00%, 6/25/41, Series 2011-52, Class GB	257,009	297,267
2.50%, 9/25/41, Series 2011-127, Class JC	63,911	64,887
3.00%, 2/25/43, Series 2013-1, Class JZ	341,788	350,742
3.00%, 3/25/46, Series 2016-9, Class D	48,717	52,348
2.50%, 9/25/46, Series 2016-63, Class CA	153,489	153,771

Government National Mortgage Association
5.50%, 4/20/37, Series 2007-24, Class PC	113,248	123,045
3.00%, 7/16/41, Series 2011-135, Class WH	138,757	143,409
3.75%, 4/16/44, Series 2014-60, Class AL	250,000	289,705
3.00%, 11/20/45, Series 2015-165, Class ZE	115,295	128,880
GS Mortgage-Backed Securities Trust
3.50%, 5/25/50, Series 2020-PJ1, Class A6^(a)(b)	182,881	186,354

JP Morgan Mortgage Trust
3.67%, 5/25/45, Series 2015-3, Class B3^(a)(b)	213,201	216,498
3.51%, 5/25/50, Series 2019-9, Class B2A^(a)(b)	295,963	307,870
4.52%, 5/25/50, Series 2019-INV3, Class B3^(a)(b)	228,502	226,770
3.00%, 12/25/50, Series 2020-5, Class A15^(a)(b)	244,939	252,652
3.74%, 12/25/50, Series 2020-5, Class B1^(a)(b)	249,581	271,251
Sequoia Mortgage Trust
4.00%, 2/25/48, Series 2018-CH1, Class A1^(a)(b)	131,398	134,804
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $8,737,386)		8,917,009

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%

United States – 4.2%
Benchmark Mortgage Trust 2.50%, 12/15/62, Series 2019-B14, Class D(a)	380,000	324,413
Cantor Commercial Real Estate Lending 2.50%, 1/15/53, Series 2019-CF3, Class D^(a)(b)	250,000	201,050
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 3.70%, 3/25/28, Series K077, Class A1	474,637	539,371

Morgan Stanley Bank of America Merrill Lynch Trust 5.11%, 2/15/47, Series 2014-C14, Class C^(b)	242,000	250,130
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,300,381)		1,314,964

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (concluded)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 66.4%

Federal Home Loan Mortgage Corporation – 5.4%
4.00%, 1/1/42	$425,805	$470,413
3.50%, 8/1/46	486,549	531,589
3.50%, 9/1/47	616,882	671,165

Total Federal Home Loan Mortgage Corporation		1,673,167

Federal National Mortgage Association – 14.5%
4.00%, 11/1/43	551,266	607,021
4.00%, 5/1/47	485,858	536,243
4.00%, 12/1/47	445,000	487,941
4.00%, 10/1/48	1,656,955	1,830,583
3.50%, 3/1/50	847,701	893,387
4.50%, 6/1/56	130,761	146,719

Total Federal National Mortgage Association		4,501,894

Government National Mortgage Association – 11.4%
3.50%, 7/20/47	779,284	856,099
4.50%, 5/20/49	241,274	258,957
3.00%, 10/1/50(c)	2,287,000	2,404,120

Total Government National Mortgage Association		3,519,176

Uniform Mortgage-Backed Securities – 35.1%
3.00%, 9/1/50(c)	2,775,000	2,925,457
2.00%, 10/1/50(c)	2,288,000	2,354,402
2.50%, 10/1/50(c)	5,333,000	5,602,350

Total Uniform Mortgage-Backed Securities		10,882,209
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $20,334,689)		20,576,446

TOTAL INVESTMENTS IN SECURITIES – 108.1% (Cost: $33,068,179)		33,500,895

Other Assets less Liabilities – (8.1)%		(2,514,870)

NET ASSETS – 100.0%		$30,986,025

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

(c)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Term Bond	2	12/21/20	$(441,813)	$8,719
Ultra 10 Year U.S. Treasury Note	2	12/21/20	(318,875)	1,287
			$(760,688)	$10,006
†	As of August 31, 2020, deposits at broker for futures contracts of $25,001 included cash collateral of $8,776 and previously settled variation margin gains on open futures contracts of $16,225.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Asset-Backed Securities	$—	$1,229,800	$—	$1,229,800
Collateralized Loan Obligations	—	1,462,676	—	1,462,676
Collateralized Mortgage Obligations	—	8,917,009	—	8,917,009
Commercial Mortgage-Backed Securities	—	1,314,964	—	1,314,964
U.S. Government Agencies	—	20,576,446	—	20,576,446
Total Investments in Securities	$—	$33,500,895	$—	$33,500,895
Financial Derivative Instruments
Futures Contracts[1]	$10,006	$—	$—	$10,006
Total – Net	$10,006	$33,500,895	$—	$33,510,901
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 39.1%

Federal Farm Credit Bank – 0.2%
2.50%, 2/4/31	$500,000	$504,265
1.79%, 6/22/35	500,000	499,928
1.65%, 7/23/35	1,500,000	1,500,298

Total Federal Farm Credit Bank		2,504,491

Federal Home Loan Bank – 0.6%

5.50%, 7/15/36	5,400,000	8,449,698

Federal Home Loan Mortgage Corporation – 8.4%
3.50%, 6/1/27	541,170	572,222
2.50%, 4/1/30	3,234,362	3,401,519
3.00%, 5/1/30	996,206	1,047,685
6.75%, 3/15/31	9,500,000	14,860,122
6.25%, 7/15/32	11,264,000	17,630,066
3.00%, 1/1/33	2,898,134	3,043,586
4.00%, 11/1/33	92,166	97,669
5.50%, 12/1/33	401,691	471,576
2.50%, 6/1/35	1,946,075	2,043,109
6.50%, 3/1/36	267,861	301,513
5.00%, 6/1/37	2,390	2,754
6.00%, 9/1/37	214,202	251,688
5.50%, 2/1/40	9,089	10,526
4.50%, 8/1/40	190,310	212,863
4.00%, 11/1/40	16,837	18,544
5.00%, 3/1/41	284,498	327,571
5.50%, 6/1/41	268,800	312,512
5.00%, 7/1/41	8,065	9,280
3.50%, 10/1/41	610,569	660,501
3.50%, 2/1/42	252,407	273,273
5.00%, 2/1/42	412,896	475,435
4.00%, 4/1/42	736,044	816,440
4.50%, 5/1/42	284,048	317,563
3.50%, 6/1/42	60,371	65,374
3.00%, 7/1/42	287,631	308,052
3.50%, 8/1/42	283,118	306,515
3.50%, 9/1/42	305,747	332,070
3.00%, 3/1/43	443,712	475,781
3.00%, 4/1/43	290,634	311,537
3.00%, 7/1/43	928,964	1,015,543
3.50%, 7/1/43	365,615	396,984
3.00%, 8/1/43	85,506	91,612
4.00%, 8/1/43	32,317	35,596
3.50%, 1/1/44	1,961,182	2,129,196
3.00%, 2/1/44	203,956	218,550
3.50%, 2/1/44	176,828	190,351
4.00%, 3/1/44	62,260	67,856
4.00%, 4/1/44	542,536	598,796
3.50%, 5/1/44	286,286	306,278
4.00%, 5/1/44	234,654	255,691
4.50%, 5/1/44	13,893	15,515
3.50%, 7/1/44	72,637	77,780
4.50%, 7/1/44	166,624	185,123
4.00%, 8/1/44	621,664	702,279
3.50%, 10/1/44	26,196	28,179
4.50%, 11/1/44	167,705	185,793
3.50%, 12/1/44	367,169	392,323
3.50%, 1/1/45	74,627	80,025
4.00%, 2/1/45	139,796	151,650
4.00%, 3/1/45	14,301	15,647
3.00%, 4/1/45	24,135	25,642
4.00%, 4/1/45	73,883	80,108
3.00%, 5/1/45	98,886	105,120
3.50%, 5/1/45	160,262	171,062
3.50%, 6/1/45	79,167	84,471
4.00%, 6/1/45	211,634	231,092
3.00%, 7/1/45	25,754	27,370
3.00%, 8/1/45	104,706	111,159
3.50%, 8/1/45	934,900	1,011,862
3.50%, 9/1/45	451,890	482,134
4.00%, 9/1/45	129,050	139,725
3.50%, 10/1/45	169,395	180,750
4.00%, 10/1/45	136,844	148,131
3.50%, 11/1/45	82,542	88,134
4.00%, 11/1/45	105,484	114,189
4.50%, 11/1/45	776,586	865,770
3.00%, 12/1/45	103,341	109,552
4.50%, 12/1/45	247,061	276,284
4.00%, 1/1/46	29,313	32,279
4.00%, 2/1/46	165,771	180,205
3.50%, 3/1/46	196,430	209,556
4.00%, 3/1/46	943,404	1,038,146
3.00%, 4/1/46	514,648	544,312
3.50%, 4/1/46	775,349	831,529
4.50%, 4/1/46	571,450	638,720
3.50%, 5/1/46	265,545	283,711
3.00%, 6/1/46	112,695	119,359
3.50%, 6/1/46	259,653	277,155
3.00%, 9/1/46	2,229,780	2,366,519
3.50%, 9/1/46	200,478	214,042
2.50%, 10/1/46	107,423	114,842
3.00%, 10/1/46	96,428	104,294
3.50%, 10/1/46	75,963	80,904
3.00%, 11/1/46	1,150,700	1,216,824
3.50%, 11/1/46	27,072	28,909
4.00%, 11/1/46	47,017	50,900
4.50%, 11/1/46	477,354	521,848
3.00%, 12/1/46	423,025	447,520
3.00%, 1/1/47	752,276	795,172
4.00%, 1/1/47	213,831	231,163
4.50%, 1/1/47	769,377	847,927
3.00%, 2/1/47	647,959	685,202
3.00%, 4/1/47	929,289	982,775
3.50%, 4/1/47	519,167	550,211
4.00%, 4/1/47	192,044	206,205
3.50%, 5/1/47	254,893	270,192
4.00%, 5/1/47	156,229	167,649
4.50%, 5/1/47	39,998	43,204
4.00%, 6/1/47	240,108	257,534
3.50%, 7/1/47	265,689	282,485
4.00%, 7/1/47	419,198	449,202
3.50%, 8/1/47	273,501	289,890
4.00%, 8/1/47	861,215	923,432
4.50%, 8/1/47	192,997	209,608
3.50%, 9/1/47	622,487	659,731
4.50%, 9/1/47	247,550	269,419

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
4.00%, 10/1/47	$702,312	$752,416
4.50%, 10/1/47	108,010	117,199
3.50%, 11/1/47	799,735	846,488
3.50%, 12/1/47	410,683	433,045
3.50%, 1/1/48	233,004	246,765
4.00%, 1/1/48	539,748	578,948
4.50%, 2/1/48	156,472	169,425
3.50%, 5/1/48	375,463	396,959
4.00%, 8/1/48	613,693	654,272
5.00%, 8/1/48	127,126	139,809
3.00%, 9/1/48	683,170	722,806
4.00%, 9/1/48	1,426,102	1,520,704
4.50%, 10/1/48	435,379	470,836
5.00%, 11/1/48	224,599	246,453
3.00%, 12/1/48	151,896	160,235
4.50%, 12/1/48	106,678	115,238
5.00%, 12/1/48	89,915	98,613
4.50%, 2/1/49	1,272,353	1,378,914
4.50%, 3/1/49	79,459	85,891
5.00%, 3/1/49	523,853	573,938
4.00%, 5/1/49	357,333	380,705
4.50%, 5/1/49	284,747	307,371
4.00%, 6/1/49	300,340	322,460
4.00%, 7/1/49	1,148,673	1,263,294
4.50%, 7/1/49	300,160	324,149
5.50%, 7/1/49	200,000	222,411
2.50%, 8/1/49	234,189	246,204
3.00%, 8/1/49	1,017,529	1,073,390
3.50%, 8/1/49	905,093	965,568
3.00%, 10/1/49	1,107,588	1,177,270
5.00%, 10/1/49	1,791,595	1,963,145
5.50%, 10/1/49	569,137	633,686
3.00%, 12/1/49	1,103,266	1,163,834
2.50%, 1/1/50	2,725,008	2,866,269
3.00%, 3/1/50	586,551	625,618
3.50%, 3/1/50	870,961	918,155
3.00%, 4/1/50	940,508	996,995
2.00%, 6/1/50	494,225	509,834
2.50%, 6/1/50	2,958,673	3,113,981
4.00%, 6/1/50	1,568,334	1,678,872
2.50%, 7/1/50	372,980	395,536
2.50%, 8/1/50	1,893,760	1,994,509

Total Federal Home Loan Mortgage Corporation		110,625,453

Federal National Mortgage Association – 21.7%
4.00%, 9/1/25	1,347,462	1,428,318
2.50%, 11/1/30	429,056	452,573
6.63%, 11/15/30	13,355,000	20,546,358
3.00%, 5/1/32	376,459	395,122
2.50%, 6/1/32	1,382,993	1,453,811
6.00%, 9/1/32	198,326	232,585
6.00%, 12/1/32	408,345	461,698
2.50%, 1/1/33	475,646	500,969
5.00%, 8/1/33	331,820	380,728
3.00%, 4/1/35	3,758,882	3,951,168
2.00%, 5/1/35	1,453,252	1,512,887
2.50%, 5/1/35	1,950,670	2,047,906
2.00%, 7/1/35	1,677,278	1,746,435
2.50%, 7/1/35	984,775	1,033,863
5.50%, 10/1/35	40,880	48,021
5.50%, 4/1/37	372,529	437,263
5.63%, 7/15/37	3,010,000	4,789,601
5.00%, 5/1/38	13,466	15,466
6.00%, 5/1/38	36,804	43,370
5.50%, 6/1/38	110,038	127,836
5.50%, 11/1/38	2,803	3,252
4.00%, 8/1/39	89,695	98,898
4.50%, 9/1/39	552,577	615,880
5.00%, 9/1/39	246,866	284,327
4.50%, 11/1/39	118,888	132,859
5.50%, 4/1/40	16,003	18,805
4.50%, 8/1/40	287,912	322,422
4.50%, 9/1/40	178,919	200,132
4.00%, 10/1/40	175,054	191,657
4.00%, 12/1/40	29,524	33,246
3.50%, 1/1/41	341,565	368,219
4.00%, 1/1/41	34,950	38,561
4.00%, 2/1/41	55,965	61,985
4.50%, 2/1/41	84,679	94,679
4.00%, 3/1/41	676,974	746,829
6.00%, 7/1/41	561,674	680,939
4.50%, 8/1/41	221,615	247,809
4.00%, 9/1/41	76,161	83,833
5.50%, 9/1/41	59,759	69,374
4.00%, 10/1/41	871,298	991,221
4.00%, 11/1/41	143,677	158,181
4.00%, 12/1/41	108,214	121,972
4.00%, 1/1/42	211,757	234,808
4.50%, 1/1/42	192,296	215,133
6.00%, 1/1/42	322,960	382,535
3.00%, 3/1/42	286,047	306,074
4.00%, 3/1/42	304,210	337,158
4.00%, 5/1/42	37,056	40,886
3.50%, 6/1/42	493,416	534,479
4.00%, 6/1/42	494,059	545,499
4.00%, 9/1/42	296,925	338,284
3.00%, 10/1/42	407,251	440,951
4.00%, 12/1/42	148,175	163,196
4.00%, 2/1/43	211,909	233,733
2.50%, 3/1/43	22,492	24,043
3.00%, 4/1/43	851,251	912,526
2.50%, 5/1/43	85,086	90,955
3.00%, 5/1/43	207,753	222,714
3.50%, 5/1/43	47,955	52,056
3.00%, 6/1/43	606,553	657,706
3.00%, 7/1/43	2,366,739	2,546,697
3.50%, 7/1/43	1,402,860	1,554,754
3.00%, 8/1/43	2,299,652	2,498,012
3.50%, 8/1/43	967,920	1,054,482
4.00%, 8/1/43	65,375	71,206
3.00%, 9/1/43	3,645,392	3,911,284
4.00%, 9/1/43	386,456	426,966
4.50%, 9/1/43	31,703	35,437
3.50%, 10/1/43	270,769	293,145
3.50%, 11/1/43	410,079	444,032
4.00%, 11/1/43	392,047	441,485
3.50%, 12/1/43	581,661	630,769

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
4.00%, 1/1/44	$656,284	$731,627
4.00%, 2/1/44	176,491	196,087
4.00%, 3/1/44	164,533	181,202
4.00%, 5/1/44	13,258	14,431
4.50%, 5/1/44	167,379	186,437
3.50%, 6/1/44	240,008	259,610
4.00%, 6/1/44	71,146	79,489
4.00%, 7/1/44	868,566	960,717
3.00%, 8/1/44	955,214	1,008,673
3.50%, 8/1/44	32,302	35,493
4.00%, 8/1/44	74,609	81,013
4.00%, 9/1/44	260,948	284,085
3.00%, 10/1/44	635,462	681,014
4.00%, 10/1/44	243,136	263,934
4.00%, 11/1/44	308,153	342,081
5.00%, 11/1/44	260,727	300,111
4.00%, 12/1/44	142,086	156,837
3.00%, 1/1/45	9,451	10,015
3.50%, 2/1/45	1,505,393	1,631,116
4.00%, 2/1/45	805,677	887,005
4.50%, 2/1/45	697,304	779,439
3.00%, 4/1/45	230,104	243,736
3.00%, 5/1/45	1,402,967	1,495,970
3.50%, 5/1/45	118,471	126,394
3.00%, 6/1/45	198,889	211,242
3.50%, 6/1/45	1,125,868	1,201,079
4.00%, 6/1/45	1,024,740	1,122,151
3.50%, 7/1/45	1,564,783	1,669,099
3.50%, 8/1/45	755,582	824,704
3.50%, 9/1/45	5,254,374	5,605,153
4.00%, 9/1/45	490,366	533,659
3.00%, 10/1/45	101,169	107,344
3.50%, 10/1/45	149,799	160,617
4.00%, 10/1/45	450,403	487,808
4.50%, 10/1/45	215,318	240,588
3.00%, 11/1/45	89,550	94,747
3.50%, 11/1/45	255,572	272,620
4.00%, 11/1/45	163,453	176,575
3.00%, 12/1/45	1,699,318	1,819,832
3.50%, 12/1/45	415,545	444,060
3.00%, 1/1/46	223,475	236,598
3.50%, 1/1/46	3,322,079	3,543,988
4.00%, 1/1/46	226,224	248,384
3.00%, 2/1/46	229,195	242,866
3.50%, 2/1/46	782,570	837,791
3.50%, 3/1/46	2,601,207	2,845,935
4.00%, 3/1/46	63,865	69,220
3.00%, 4/1/46	2,223,547	2,345,617
3.50%, 4/1/46	1,965,047	2,095,844
4.00%, 4/1/46	92,618	99,874
3.50%, 5/1/46	334,768	357,258
4.50%, 5/1/46	72,240	79,544
3.00%, 6/1/46	973,858	1,051,416
3.50%, 6/1/46	159,828	170,203
4.50%, 6/1/46	154,074	168,496
3.50%, 7/1/46	1,262,517	1,343,251
4.00%, 7/1/46	93,064	100,430
2.50%, 8/1/46	19,207	20,524
3.00%, 8/1/46	951,161	1,005,344
2.50%, 9/1/46	40,557	43,308
3.00%, 9/1/46	1,044,805	1,106,986
4.00%, 9/1/46	958,803	1,057,928
2.50%, 10/1/46	50,363	53,796
3.00%, 10/1/46	4,607,869	4,876,133
4.00%, 10/1/46	171,485	185,911
2.50%, 11/1/46	35,194	37,600
3.00%, 11/1/46	3,130,413	3,310,768
2.50%, 12/1/46	78,099	83,447
3.00%, 12/1/46	1,849,319	1,959,997
3.50%, 12/1/46	1,981,342	2,127,083
4.00%, 12/1/46	141,247	151,549
2.50%, 1/1/47	106,146	112,442
3.00%, 1/1/47	703,300	749,741
3.50%, 1/1/47	745,250	793,870
4.50%, 1/1/47	174,910	190,791
5.50%, 1/1/47	429,360	505,264
3.00%, 2/1/47	1,211,363	1,281,584
3.50%, 2/1/47	5,507,124	5,940,994
4.00%, 2/1/47	907,803	998,898
4.00%, 3/1/47	171,145	183,792
4.50%, 3/1/47	102,964	111,692
3.00%, 4/1/47	2,155,334	2,281,218
3.50%, 4/1/47	1,020,703	1,080,974
4.00%, 4/1/47	308,406	330,807
4.50%, 4/1/47	303,369	331,251
3.00%, 5/1/47	859,749	934,058
3.50%, 5/1/47	2,682,387	2,862,629
4.00%, 5/1/47	2,757,467	2,965,893
4.50%, 5/1/47	1,535,445	1,705,355
3.50%, 6/1/47	222,518	235,786
4.00%, 6/1/47	830,240	893,224
3.50%, 7/1/47	2,290,787	2,490,605
4.00%, 7/1/47	634,864	686,449
4.50%, 7/1/47	586,079	635,958
5.00%, 7/1/47	366,155	421,468
3.50%, 8/1/47	837,844	891,748
4.00%, 8/1/47	2,179,554	2,350,411
3.00%, 9/1/47	1,150,287	1,236,319
3.50%, 9/1/47	776,033	821,693
4.00%, 9/1/47	714,269	763,404
4.50%, 9/1/47	340,165	369,067
3.50%, 10/1/47	195,330	206,974
4.00%, 10/1/47	1,010,549	1,079,494
4.50%, 10/1/47	361,631	393,056
3.50%, 11/1/47	432,499	458,061
4.50%, 11/1/47	471,935	511,733
3.00%, 12/1/47	568,132	599,321
3.50%, 12/1/47	1,519,719	1,611,235
4.00%, 12/1/47	540,354	576,645
3.00%, 1/1/48	1,767,246	1,864,266
3.50%, 1/1/48	2,904,152	3,076,105
3.00%, 2/1/48	267,967	282,678
3.50%, 2/1/48	64,255	67,975
3.50%, 3/1/48	800,102	846,676
2.50%, 4/1/48	752,687	796,467
4.00%, 4/1/48	789,635	842,505

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.50%, 5/1/48	$533,447	$563,448
4.00%, 5/1/48	554,153	600,681
4.50%, 5/1/48	902,667	974,924
5.00%, 5/1/48	281,461	311,310
3.50%, 6/1/48	198,890	209,951
4.00%, 6/1/48	244,911	261,372
4.50%, 6/1/48	67,741	73,361
5.00%, 6/1/48	70,411	77,724
3.50%, 7/1/48	1,548,296	1,648,060
4.00%, 7/1/48	925,264	986,333
4.50%, 7/1/48	420,981	455,259
3.00%, 8/1/48	1,200,984	1,293,779
3.50%, 8/1/48	419,884	450,826
4.50%, 8/1/48	398,557	431,486
5.00%, 8/1/48	260,675	287,105
3.00%, 9/1/48	446,949	472,541
3.50%, 9/1/48	610,484	645,692
4.00%, 9/1/48	3,885,022	4,145,516
4.00%, 10/1/48	4,706,707	5,112,619
4.50%, 10/1/48	239,965	259,378
3.00%, 11/1/48	2,754,424	2,916,340
3.50%, 11/1/48	4,426,841	4,683,146
4.00%, 11/1/48	362,398	393,790
4.50%, 11/1/48	1,435,725	1,555,760
5.00%, 11/1/48	340,483	373,527
4.50%, 12/1/48	1,450,603	1,565,898
5.00%, 12/1/48	88,666	97,140
4.00%, 1/1/49	1,299,434	1,386,475
4.50%, 1/1/49	747,784	809,430
3.00%, 2/1/49	744,744	785,630
5.00%, 2/1/49	465,283	510,190
4.00%, 3/1/49	1,133,803	1,207,602
4.50%, 3/1/49	682,902	737,298
5.00%, 3/1/49	34,996	38,358
3.50%, 4/1/49	1,415,911	1,494,103
4.00%, 4/1/49	834,711	889,357
4.50%, 4/1/49	309,291	333,961
3.00%, 5/1/49	271,810	286,732
3.50%, 5/1/49	415,471	438,222
4.00%, 5/1/49	2,253,890	2,430,035
4.50%, 5/1/49	437,712	472,701
5.00%, 5/1/49	89,238	97,893
3.00%, 6/1/49	759,093	800,766
3.50%, 6/1/49	4,074,732	4,306,884
4.00%, 6/1/49	859,242	915,546
3.50%, 7/1/49	1,377,145	1,452,967
4.00%, 7/1/49	435,502	464,299
3.00%, 8/1/49	569,225	600,475
3.50%, 8/1/49	2,455,465	2,623,181
4.00%, 8/1/49	795,236	847,252
2.50%, 9/1/49	1,267,831	1,332,664
3.00%, 9/1/49	7,551,458	7,985,916
3.50%, 9/1/49	1,019,500	1,075,146
5.50%, 9/1/49	193,511	215,020
3.00%, 10/1/49	3,468,143	3,671,728
4.00%, 10/1/49	692,755	738,131
4.50%, 10/1/49	392,962	424,725
2.50%, 11/1/49	2,111,566	2,219,607
2.50%, 12/1/49	1,853,890	1,948,222
3.00%, 12/1/49	4,400,490	4,642,071
3.00%, 1/1/50	2,378,185	2,513,043
3.00%, 2/1/50	3,889,635	4,114,511
3.50%, 2/1/50	1,208,039	1,305,906
4.50%, 2/1/50	1,583,025	1,710,533
2.50%, 3/1/50	184,210	193,474
3.00%, 3/1/50	3,207,427	3,383,511
2.50%, 4/1/50	1,963,842	2,063,696
3.50%, 4/1/50	974,257	1,027,717
4.50%, 4/1/50	864,221	934,672
2.50%, 5/1/50	2,949,173	3,135,700
2.50%, 6/1/50	4,227,219	4,452,432
2.50%, 7/1/50	497,647	524,160
3.00%, 7/1/50	1,189,337	1,259,812
2.50%, 8/1/50	800,000	842,621
2.00%, 9/1/50	5,800,000	5,983,174
2.50%, 9/1/50	500,000	526,045

Total Federal National Mortgage Association		285,948,082

Government National Mortgage Association – 1.1%
2.50%, 3/20/43	166,418	176,474
3.00%, 1/20/47	656,105	694,004
2.50%, 2/20/47	291,058	309,182
3.00%, 2/20/47	379,723	400,254
3.00%, 9/20/47	184,878	194,960
3.50%, 10/20/47	199,372	212,736
3.50%, 1/20/48	677,920	720,679
3.00%, 3/20/48	301,235	317,522
3.50%, 3/20/48	1,136,487	1,205,972
3.50%, 4/20/48	473,732	503,164
4.00%, 2/20/49	281,353	300,299
3.50%, 3/20/49	498,115	526,329
4.00%, 4/20/49	438,760	467,282
3.00%, 8/20/49	300,187	316,418
5.00%, 9/20/49	87,384	94,916
4.50%, 10/20/49	351,616	377,611
3.00%, 11/20/49	1,039,706	1,095,920
5.00%, 11/20/49	45,250	49,047
4.50%, 12/20/49	300,000	321,994
3.50%, 1/20/50	488,784	514,180
3.00%, 2/20/50	495,568	522,362
3.50%, 2/20/50	95,706	100,719
5.00%, 3/20/50	95,951	104,328
3.50%, 6/20/50	397,964	422,470
3.00%, 7/20/50	199,541	210,690
3.00%, 8/20/50	250,000	264,089
2.50%, 9/1/50(a)	600,000	632,250
3.00%, 9/1/50(a)	750,000	789,785
3.50%, 9/1/50(a)	400,000	420,984
4.00%, 9/1/50(a)	1,300,000	1,384,652
4.50%, 9/1/50(a)	300,000	322,113
5.00%, 9/1/50(a)	100,000	108,422
2.50%, 10/1/50(a)	200,000	210,352

Total Government National Mortgage Association		14,292,159

Tennessee Valley Authority – 3.0%
4.70%, 7/15/33, Series B	1,750,000	2,426,631
5.88%, 4/1/36	3,300,000	5,163,114

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
6.15%, 1/15/38	$100,000	$163,241
5.50%, 6/15/38	2,000,000	3,094,931
5.25%, 9/15/39	4,516,000	6,927,257
3.50%, 12/15/42	2,767,000	3,531,035
4.88%, 1/15/48	1,995,000	3,042,248
5.38%, 4/1/56	2,790,000	4,821,713
4.63%, 9/15/60	3,200,000	4,988,250
4.25%, 9/15/65	3,100,000	4,659,429

Total Tennessee Valley Authority		38,817,849

Uniform Mortgage-Backed Securities – 4.1%
2.00%, 9/1/35(a)	3,250,000	3,381,841
2.50%, 9/1/35(a)	6,950,000	7,291,392
3.00%, 9/1/35(a)	4,500,000	4,724,473
3.50%, 9/1/35(a)	4,300,000	4,544,478
2.00%, 9/1/50(a)	4,900,000	5,053,508
2.50%, 9/1/50(a)	17,250,000	18,155,625
3.00%, 9/1/50(a)	5,275,000	5,561,004
4.00%, 9/1/50(a)	2,200,000	2,344,977
4.50%, 9/1/50(a)	450,000	486,088
5.00%, 9/1/50(a)	1,450,000	1,589,562
5.50%, 9/1/50(a)	600,000	665,802

Total Uniform Mortgage-Backed Securities		53,798,750
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $506,334,167)		514,436,482

U.S. GOVERNMENT OBLIGATIONS – 19.1%

U.S. Treasury Bonds – 7.2%
8.00%, 11/15/21	750,000	821,016
7.25%, 8/15/22	700,000	797,617
7.13%, 2/15/23	55,000	64,440
6.25%, 8/15/23	175,000	206,568
7.50%, 11/15/24	175,000	228,402
1.63%, 8/15/29	1,070,000	1,163,332
6.25%, 5/15/30	256,000	391,390
0.63%, 8/15/30	1,700,000	1,688,711
5.38%, 2/15/31	527,000	777,757
4.50%, 2/15/36	416,000	629,444
4.75%, 2/15/37	493,000	776,494
5.00%, 5/15/37	600,000	972,164
4.38%, 2/15/38	1,000,000	1,537,617
4.50%, 5/15/38	180,000	280,948
3.50%, 2/15/39	285,000	399,434
4.25%, 5/15/39	750,000	1,148,496
4.50%, 8/15/39	876,000	1,382,369
4.38%, 11/15/39	925,000	1,442,061
4.63%, 2/15/40	875,000	1,406,631
4.38%, 5/15/40	1,025,000	1,605,607
1.13%, 8/15/40	3,000,000	2,946,797
3.88%, 8/15/40	578,000	854,176
4.25%, 11/15/40	1,200,000	1,859,906
4.75%, 2/15/41	1,500,000	2,469,551
4.38%, 5/15/41	525,000	829,028
3.75%, 8/15/41	1,239,000	1,814,941
3.13%, 11/15/41	1,100,000	1,482,551
3.13%, 2/15/42	1,380,000	1,864,240
3.00%, 5/15/42	1,250,000	1,657,910
2.75%, 8/15/42	1,303,000	1,665,702
2.75%, 11/15/42	1,300,000	1,659,988
3.13%, 2/15/43	700,000	946,066
2.88%, 5/15/43	1,520,000	1,979,563
3.63%, 8/15/43	1,549,000	2,254,945
3.75%, 11/15/43	1,035,000	1,534,185
3.63%, 2/15/44	1,800,000	2,624,555
3.38%, 5/15/44	1,260,000	1,774,681
3.13%, 8/15/44	1,500,000	2,037,305
3.00%, 11/15/44	1,500,000	1,999,805
2.50%, 2/15/45	1,500,000	1,841,836
3.00%, 5/15/45	1,320,000	1,763,489
2.88%, 8/15/45	1,305,000	1,711,130
3.00%, 11/15/45	1,000,000	1,340,820
2.50%, 2/15/46	1,375,000	1,694,097
2.50%, 5/15/46	1,500,000	1,849,805
2.25%, 8/15/46	1,725,000	2,033,209
2.88%, 11/15/46	1,100,000	1,452,086
3.00%, 2/15/47	1,390,000	1,877,966
3.00%, 5/15/47	1,000,000	1,352,578
2.75%, 8/15/47	1,590,000	2,062,652
2.75%, 11/15/47	1,610,000	2,091,679
3.00%, 2/15/48	1,730,000	2,350,232
3.13%, 5/15/48	1,975,000	2,744,941
3.00%, 8/15/48	2,145,000	2,923,652
3.38%, 11/15/48	2,230,000	3,244,389
3.00%, 2/15/49	2,280,000	3,118,434
2.25%, 8/15/49	2,310,000	2,749,351
2.00%, 2/15/50	2,440,000	2,762,538
1.38%, 8/15/50	1,700,000	1,668,391

Total U.S. Treasury Bonds		94,609,668

U.S. Treasury Notes – 11.9%
2.13%, 8/15/21	1,260,000	1,283,747
2.75%, 8/15/21	1,000,000	1,024,706
1.13%, 8/31/21	885,000	893,559
1.50%, 8/31/21	1,500,000	1,520,190
2.00%, 8/31/21	1,000,000	1,018,499
1.13%, 9/30/21	1,400,000	1,414,602
1.50%, 9/30/21	2,000,000	2,029,124
2.13%, 9/30/21	1,000,000	1,021,203
1.25%, 10/31/21	1,800,000	1,822,500
1.50%, 10/31/21	1,210,000	1,229,024
2.00%, 10/31/21	2,200,000	2,247,352
2.00%, 11/15/21	2,000,000	2,044,727
1.75%, 11/30/21	1,600,000	1,631,625
1.88%, 11/30/21	1,500,000	1,532,285
2.63%, 12/15/21	750,000	773,950
2.00%, 12/31/21	1,200,000	1,229,625
2.13%, 12/31/21	1,800,000	1,847,391
1.50%, 1/31/22	1,760,000	1,793,687
1.88%, 1/31/22	2,400,000	2,458,500
2.00%, 2/15/22	1,225,000	1,257,994
1.13%, 2/28/22	1,000,000	1,014,648
1.75%, 2/28/22	1,300,000	1,331,230
1.88%, 2/28/22	2,150,000	2,205,682
2.38%, 3/15/22	1,000,000	1,034,277
0.38%, 3/31/22	1,000,000	1,003,750
1.75%, 3/31/22	1,500,000	1,538,027
1.88%, 3/31/22	2,000,000	2,054,766
2.25%, 4/15/22	1,500,000	1,551,152

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
0.13%, 4/30/22	$1,695,000	$1,694,669
1.75%, 4/30/22	1,280,000	1,314,250
1.88%, 4/30/22	1,000,000	1,028,828
1.75%, 5/15/22	1,000,000	1,027,383
0.13%, 5/31/22	2,675,000	2,674,269
1.75%, 5/31/22	2,500,000	2,570,020
1.88%, 5/31/22	1,000,000	1,030,273
1.75%, 6/15/22	1,201,000	1,235,482
0.13%, 6/30/22	700,000	699,836
1.75%, 7/15/22	800,000	824,063
1.88%, 7/31/22	498,000	514,535
2.00%, 7/31/22	710,000	735,266
1.50%, 8/15/22	1,700,000	1,745,289
1.63%, 8/15/22	1,000,000	1,029,180
1.63%, 8/31/22	1,190,000	1,225,468
1.50%, 9/15/22	1,585,000	1,629,207
1.75%, 9/30/22	45,000	46,519
1.88%, 9/30/22	880,000	911,900
1.88%, 10/31/22	1,325,000	1,374,920
2.00%, 10/31/22	800,000	832,219
1.63%, 11/15/22	2,105,000	2,173,988
2.00%, 11/30/22	1,785,000	1,859,677
1.63%, 12/15/22	800,000	827,375
2.13%, 12/31/22	2,840,000	2,971,239
1.50%, 1/15/23	1,500,000	1,548,691
1.75%, 1/31/23	800,000	831,250
2.38%, 1/31/23	400,000	421,625
1.38%, 2/15/23	970,000	999,593
2.00%, 2/15/23	475,000	496,728
1.50%, 2/28/23	920,000	951,266
2.63%, 2/28/23	750,000	796,553
0.50%, 3/15/23	5,000	5,046
1.50%, 3/31/23	1,750,000	1,811,387
0.25%, 4/15/23	1,115,000	1,118,288
1.63%, 4/30/23	970,000	1,008,307
2.75%, 4/30/23	600,000	641,625
0.13%, 5/15/23	290,000	289,875
1.75%, 5/15/23	1,715,000	1,789,562
1.63%, 5/31/23	935,000	973,094
2.75%, 5/31/23	230,000	246,450
1.38%, 6/30/23	480,000	496,622
2.63%, 6/30/23	215,000	230,075
0.13%, 7/15/23	1,000,000	999,531
1.25%, 7/31/23	680,000	701,834
2.50%, 8/15/23	50,000	53,473
1.38%, 8/31/23	380,000	393,946
2.75%, 8/31/23	625,000	673,633
1.38%, 9/30/23	500,000	518,828
2.88%, 9/30/23	1,210,000	1,311,196
1.63%, 10/31/23	375,000	392,417
2.88%, 10/31/23	245,000	266,016
2.75%, 11/15/23	450,000	487,266
2.13%, 11/30/23	580,000	616,930
2.88%, 11/30/23	745,000	810,449
2.25%, 12/31/23	415,000	443,726
2.63%, 12/31/23	740,000	800,414
2.25%, 1/31/24	750,000	803,145
2.50%, 1/31/24	360,000	388,561
2.75%, 2/15/24	1,135,000	1,235,997
2.38%, 2/29/24	1,000,000	1,076,641
2.13%, 3/31/24	1,923,000	2,056,671
2.00%, 4/30/24	170,000	181,256
2.25%, 4/30/24	1,000,000	1,075,391
2.50%, 5/15/24	1,900,000	2,062,836
2.00%, 5/31/24	1,780,000	1,900,150
1.75%, 6/30/24	1,000,000	1,059,375
2.00%, 6/30/24	964,000	1,030,388
1.75%, 7/31/24	1,000,000	1,060,488
2.13%, 7/31/24	576,000	619,358
2.38%, 8/15/24	3,500,000	3,800,098
1.25%, 8/31/24	500,000	520,820
1.88%, 8/31/24	1,100,000	1,173,176
1.50%, 9/30/24	1,615,000	1,699,882
2.13%, 9/30/24	894,000	963,634
1.50%, 10/31/24	1,000,000	1,053,320
2.25%, 10/31/24	1,510,000	1,637,701
2.25%, 11/15/24	2,150,000	2,333,590
1.50%, 11/30/24	500,000	527,100
1.75%, 12/31/24	525,000	559,535
2.25%, 12/31/24	972,000	1,056,708
1.38%, 1/31/25	1,304,000	1,369,608
2.50%, 1/31/25	950,000	1,044,777
2.00%, 2/15/25	2,000,000	2,156,875
7.63%, 2/15/25	500,000	664,063
1.13%, 2/28/25	1,000,000	1,040,039
2.75%, 2/28/25	822,000	914,411
0.50%, 3/31/25	175,000	177,085
2.63%, 3/31/25	902,000	1,000,022
0.38%, 4/30/25	458,000	460,737
2.13%, 5/15/25	1,875,000	2,039,355
0.25%, 5/31/25	670,000	670,105
2.88%, 5/31/25	500,000	562,012
0.25%, 6/30/25	250,000	249,980
2.75%, 6/30/25	311,000	348,247
0.25%, 7/31/25	1,900,000	1,899,109
1.63%, 2/15/26	1,000,000	1,070,313
1.63%, 5/15/26	20,000	21,441
1.50%, 8/15/26	24,000	25,584
2.63%, 2/15/29	1,135,000	1,325,024
2.38%, 5/15/29	750,000	862,295
1.75%, 11/15/29	265,000	291,448
1.50%, 2/15/30	150,000	161,637
0.63%, 5/15/30	78,000	77,580
1.13%, 5/15/40	3,650,000	3,597,531
2.88%, 5/15/49	2,250,000	3,013,945
2.38%, 11/15/49	1,725,000	2,107,869
1.25%, 5/15/50	2,608,000	2,478,007

Total U.S. Treasury Notes		156,414,293
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $243,126,817)		251,023,961

U.S. CORPORATE BONDS – 25.2%

United States – 25.2%

3M Co.
2.25%, 9/19/26	130,000	141,426
2.88%, 10/15/27	705,000	793,841

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
ABB Finance USA, Inc. 3.80%, 4/3/28	$17,000	$20,152
Abbott Laboratories 3.75%, 11/30/26	251,000	293,995

AbbVie, Inc.
3.45%, 3/15/22(b)	145,000	150,860
3.25%, 10/1/22(b)	20,000	20,975
3.20%, 11/6/22	50,000	52,623
3.85%, 6/15/24(b)	72,000	79,512
2.60%, 11/21/24(b)	300,000	321,353
3.80%, 3/15/25(b)	346,000	387,256
3.60%, 5/14/25	105,000	117,261
3.20%, 5/14/26	252,000	280,620
3.20%, 11/21/29(b)	1,364,000	1,516,593
4.55%, 3/15/35(b)	625,000	783,596
4.50%, 5/14/35	184,000	227,638
4.30%, 5/14/36	71,000	84,970
4.85%, 6/15/44(b)	25,000	31,562
4.75%, 3/15/45(b)	140,000	173,594
4.25%, 11/21/49(b)	250,000	302,838

Activision Blizzard, Inc.
2.30%, 9/15/21	5,000	5,093
3.40%, 9/15/26	189,000	216,708
Adobe, Inc. 2.15%, 2/1/27	75,000	80,721
Adventist Health System/West 2.95%, 3/1/29	50,000	52,156
Advocate Health & Hospitals Corp. 4.27%, 8/15/48	690,000	890,857
AEP Texas, Inc. 3.95%, 6/1/28	100,000	116,292
Aetna, Inc. 6.63%, 6/15/36	75,000	108,434

Agilent Technologies, Inc.
3.88%, 7/15/23	52,000	56,502
2.75%, 9/15/29	33,000	35,807

Air Lease Corp.
2.75%, 1/15/23	25,000	25,146
3.00%, 9/15/23	45,000	45,298
4.25%, 2/1/24(c)	104,000	108,688
4.25%, 9/15/24	201,000	209,903
3.25%, 3/1/25(c)	110,000	111,711
3.75%, 6/1/26	150,000	153,497
3.63%, 4/1/27	201,000	201,704
3.63%, 12/1/27	120,000	123,399
4.63%, 10/1/28	75,000	79,013

Aircastle Ltd.
5.50%, 2/15/22	60,000	61,421
4.40%, 9/25/23	107,000	106,298
4.13%, 5/1/24(c)	165,000	159,744

Alexandria Real Estate Equities, Inc.
3.95%, 1/15/28	100,000	115,423
3.38%, 8/15/31	675,000	768,661
Allstate Corp. (The) 3.28%, 12/15/26(c)	108,000	124,842

Alphabet, Inc.
2.05%, 8/15/50	700,000	669,522
2.25%, 8/15/60	560,000	538,408

Altria Group, Inc.
3.49%, 2/14/22	100,000	104,357
4.00%, 1/31/24	177,000	195,922
4.40%, 2/14/26	200,000	231,976
2.63%, 9/16/26(c)	237,000	256,368
4.80%, 2/14/29	377,000	451,052
3.40%, 5/6/30	500,000	552,136
5.38%, 1/31/44	7,000	8,713
3.88%, 9/16/46	32,000	33,461
5.95%, 2/14/49	72,000	98,033

Amazon.com, Inc.
5.20%, 12/3/25	64,000	78,513
3.15%, 8/22/27	276,000	316,074
Ameren Corp. 3.65%, 2/15/26	50,000	56,728
American Airlines Pass Through Trust 3.38%, 11/1/28, Series 2015-1, Class A	76,120	63,915

American Campus Communities Operating Partnership, L.P.
3.63%, 11/15/27	61,000	64,423
2.85%, 2/1/30	244,000	244,171
American Electric Power Co., Inc. 4.30%, 12/1/28, Series J(c)	50,000	58,909
American Express Co. 3.13%, 5/20/26	68,000	76,460
American Express Credit Corp. 3.30%, 5/3/27	225,000	257,329
American Homes 4 Rent L.P. 4.25%, 2/15/28	230,000	262,416
American Honda Finance Corp. 3.50%, 2/15/28	65,000	75,185

American International Group, Inc.
4.88%, 6/1/22	25,000	26,911
4.13%, 2/15/24	64,000	71,363
3.75%, 7/10/25	80,000	89,861
3.90%, 4/1/26	313,000	358,263
4.20%, 4/1/28	518,000	605,182
3.88%, 1/15/35	718,000	836,819

American Tower Corp.
3.50%, 1/31/23	60,000	64,157
3.00%, 6/15/23	16,000	17,042
5.00%, 2/15/24(c)	43,000	49,080
4.40%, 2/15/26	642,000	746,429
3.38%, 10/15/26	150,000	168,783
3.13%, 1/15/27	145,000	160,244
3.55%, 7/15/27	150,000	169,404
3.80%, 8/15/29	274,000	317,550
2.90%, 1/15/30	625,000	681,633

American Water Capital Corp.
3.85%, 3/1/24	163,000	178,947
3.40%, 3/1/25	40,000	44,365
2.95%, 9/1/27	232,000	257,673
3.75%, 9/1/28	874,000	1,025,048
4.30%, 9/1/45	165,000	210,670
4.00%, 12/1/46	13,000	15,872
3.75%, 9/1/47	25,000	29,918
4.20%, 9/1/48	30,000	37,481
Ameriprise Financial, Inc. 2.88%, 9/15/26	170,000	188,121

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
AmerisourceBergen Corp. 3.45%, 12/15/27	$75,000	$86,081

Amgen, Inc.
3.88%, 11/15/21	115,171	118,965
2.65%, 5/11/22	75,000	77,757
3.63%, 5/15/22	150,000	156,988
2.25%, 8/19/23(c)	156,000	163,633
3.63%, 5/22/24	59,000	65,142
3.13%, 5/1/25	145,000	160,199
3.20%, 11/2/27	301,000	340,118
2.45%, 2/21/30	417,000	446,832
4.40%, 5/1/45	69,000	86,834
4.66%, 6/15/51	250,000	331,175

Amphenol Corp.
3.20%, 4/1/24	607,000	656,862
2.80%, 2/15/30	30,000	32,967

Analog Devices, Inc.
2.88%, 6/1/23	28,000	29,656
3.13%, 12/5/23(c)	107,000	115,442
3.50%, 12/5/26	766,000	872,467

Anthem, Inc.
3.13%, 5/15/22	80,000	83,652
3.50%, 8/15/24	40,000	44,075
3.65%, 12/1/27	442,000	507,909
2.25%, 5/15/30	500,000	519,438
5.10%, 1/15/44	190,000	255,215
Aon Corp. 4.50%, 12/15/28	509,000	621,350

Aon PLC
3.50%, 6/14/24	10,000	11,000
3.88%, 12/15/25	100,000	114,860
Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	109,411

Apple, Inc.
4.50%, 2/23/36	613,000	816,106
3.85%, 5/4/43	380,000	469,276
4.45%, 5/6/44	433,000	584,839
3.45%, 2/9/45	540,000	633,669
4.38%, 5/13/45	490,000	648,241
4.65%, 2/23/46	895,000	1,232,658
3.85%, 8/4/46	1,500,000	1,858,602
4.25%, 2/9/47	550,000	727,559
3.75%, 9/12/47	798,000	969,476
3.75%, 11/13/47	555,000	674,890
2.95%, 9/11/49	527,000	570,148
2.65%, 5/11/50	180,000	186,734
2.40%, 8/20/50	300,000	300,283
Aptiv Corp. 4.15%, 3/15/24	25,000	27,626

Aptiv PLC
4.35%, 3/15/29	75,000	83,913
4.40%, 10/1/46	20,000	19,515
5.40%, 3/15/49	125,000	139,819
Arch Capital Finance LLC 4.01%, 12/15/26(c)	305,000	353,748
Arch Capital Group US, Inc. 5.14%, 11/1/43	50,000	65,220
Archer-Daniels-Midland Co. 2.50%, 8/11/26	285,000	310,878

Ares Capital Corp.
3.63%, 1/19/22	25,000	25,645
3.50%, 2/10/23	137,000	141,135
Arrow Electronics, Inc. 3.88%, 1/12/28	412,000	451,207
Ascension Health 4.85%, 11/15/53	786,000	1,194,757

Assurant, Inc.
4.00%, 3/15/23	25,000	26,942
4.90%, 3/27/28	25,000	27,966

AT&T, Inc.
2.63%, 12/1/22	10,000	10,454
3.60%, 2/17/23	100,000	107,092
4.45%, 4/1/24	350,000	393,311
3.60%, 7/15/25(c)	465,000	521,415
3.88%, 1/15/26	704,000	802,537
4.13%, 2/17/26	70,000	80,966
3.80%, 2/15/27	315,000	359,860
4.25%, 3/1/27	459,000	538,384
4.10%, 2/15/28	409,000	477,967
4.30%, 2/15/30	430,000	514,172
2.25%, 2/1/32	250,000	254,071
4.50%, 5/15/35	314,000	376,639
5.25%, 3/1/37	81,000	102,478
4.85%, 3/1/39	130,000	157,942
6.10%, 7/15/40	50,000	67,705
4.90%, 6/15/42	79,000	96,579
3.10%, 2/1/43	300,000	300,207
5.35%, 12/15/43	103,000	129,760
4.80%, 6/15/44	59,000	71,302
5.15%, 11/15/46	70,000	88,121
5.65%, 2/15/47	85,000	111,555
4.55%, 3/9/49(c)	79,000	93,430
5.15%, 2/15/50	70,000	90,073
3.30%, 2/1/52	250,000	248,914
5.70%, 3/1/57	41,000	56,352
3.50%, 2/1/61	600,000	597,793
Athene Holding Ltd. 4.13%, 1/12/28	403,000	441,057

Autodesk, Inc.
4.38%, 6/15/25	25,000	28,632
3.50%, 6/15/27	165,000	187,322
AutoNation, Inc. 3.80%, 11/15/27	115,000	123,998

AutoZone, Inc.
2.88%, 1/15/23	33,000	34,656
3.13%, 7/15/23	50,000	53,466
3.25%, 4/15/25	73,000	80,600
3.75%, 6/1/27	313,000	358,103
3.75%, 4/18/29	175,000	203,219

AvalonBay Communities, Inc.
2.90%, 10/15/26	50,000	54,740
3.35%, 5/15/27	119,000	133,661
3.20%, 1/15/28	75,000	83,767
3.30%, 6/1/29	320,000	364,527

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Avangrid, Inc.
3.15%, 12/1/24	$50,000	$54,766
3.80%, 6/1/29	150,000	175,441
Avery Dennison Corp. 4.88%, 12/6/28	56,000	69,004
AXIS Specialty Finance LLC 3.90%, 7/15/29	225,000	248,430
AXIS Specialty Finance PLC 4.00%, 12/6/27	25,000	27,395

Baker Hughes a GE Co. LLC
3.34%, 12/15/27	50,000	54,598
3.14%, 11/7/29	75,000	80,493
Baltimore Gas & Electric Co. 2.40%, 8/15/26	90,000	97,420

Bank of America Corp.
3.95%, 4/21/25, Series L	148,000	166,374
4.45%, 3/3/26	50,000	58,000
4.25%, 10/22/26	50,000	57,966
3.56%, 4/23/27, (3.559% fixed rate until 4/23/26; 3-month U.S. dollar London Interbank Offered Rate + 1.06% thereafter)(d)	150,000	168,763
3.25%, 10/21/27	167,000	186,057
4.18%, 11/25/27, Series L	859,000	991,847
3.82%, 1/20/28, (3.824% fixed rate until 1/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.575% thereafter)(d)	100,000	113,882
3.71%, 4/24/28, (3.705% fixed rate until 4/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.512% thereafter)(d)	450,000	510,759
3.59%, 7/21/28, (3.593% fixed rate until 7/21/27; 3-month U.S. dollar London Interbank Offered Rate + 1.37% thereafter)(d)	381,000	430,229
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(d)	145,000	162,278
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.07% thereafter)(d)	250,000	288,415
4.27%, 7/23/29, (4.271% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(d)	396,000	468,687
3.97%, 2/7/30, (3.974% fixed rate until 2/7/29; 3-month U.S. dollar London Interbank Offered Rate + 1.21% thereafter)(d)	311,000	363,670
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(d)	852,000	899,120
6.11%, 1/29/37	152,000	218,088
BankUnited, Inc. 4.88%, 11/17/25	10,000	11,289

Baxalta, Inc.
4.00%, 6/23/25	158,000	181,064
5.25%, 6/23/45	60,000	83,630

Baxter International, Inc.
2.60%, 8/15/26	49,000	53,768
3.95%, 4/1/30(b)	350,000	421,558
BBVA USA 2.50%, 8/27/24	250,000	257,849

Becton Dickinson and Co.
3.36%, 6/6/24	435,000	473,739
3.73%, 12/15/24	70,000	77,794
3.70%, 6/6/27	298,000	338,227
4.69%, 12/15/44	48,000	60,893
Berkshire Hathaway Energy Co. 3.25%, 4/15/28	170,000	193,631

Berkshire Hathaway Finance Corp.
5.75%, 1/15/40	81,000	124,174
4.40%, 5/15/42	352,000	460,350
4.30%, 5/15/43	115,000	149,216
4.20%, 8/15/48	1,734,000	2,239,449
4.25%, 1/15/49	549,000	715,127
Berkshire Hathaway, Inc. 4.50%, 2/11/43	392,000	533,131
Best Buy Co., Inc. 4.45%, 10/1/28	60,000	71,052
BGC Partners, Inc. 5.38%, 7/24/23	50,000	53,033

Biogen, Inc.
2.25%, 5/1/30	300,000	308,984
5.20%, 9/15/45	47,000	64,388
3.15%, 5/1/50	300,000	306,482

Black Hills Corp.
4.25%, 11/30/23	26,000	28,599
4.35%, 5/1/33	180,000	210,200
Block Financial LLC 5.25%, 10/1/25	22,000	24,812

Boardwalk Pipelines L.P.
3.38%, 2/1/23	100,000	102,408
4.95%, 12/15/24	139,000	151,701
4.45%, 7/15/27(c)	100,000	109,329

Boeing Co. (The)
4.88%, 5/1/25	360,000	392,132
2.60%, 10/30/25	25,000	24,942
2.25%, 6/15/26	50,000	49,077
2.80%, 3/1/27	285,000	277,697
5.15%, 5/1/30	750,000	842,099
3.60%, 5/1/34	275,000	270,545
5.71%, 5/1/40	450,000	524,198
5.93%, 5/1/60	592,000	727,075

Booking Holdings, Inc.
3.60%, 6/1/26	40,000	44,939
3.55%, 3/15/28(c)	90,000	100,444
BorgWarner, Inc. 4.38%, 3/15/45	96,000	105,340

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Boston Properties L.P.
3.13%, 9/1/23	$23,000	$24,459
3.80%, 2/1/24	50,000	54,416
3.20%, 1/15/25	8,000	8,708
3.65%, 2/1/26	227,000	253,824
2.75%, 10/1/26	65,000	70,315
4.50%, 12/1/28	450,000	533,342
2.90%, 3/15/30	100,000	105,859

Boston Scientific Corp.
3.45%, 3/1/24	225,000	245,060
3.85%, 5/15/25	153,000	173,989
3.75%, 3/1/26	170,000	194,802
7.00%, 11/15/35	165,000	243,862
7.38%, 1/15/40	2,000	3,221

BP Capital Markets America, Inc.
3.12%, 5/4/26(c)	74,000	82,195
3.02%, 1/16/27	142,000	156,050
3.59%, 4/14/27	159,000	178,895
4.23%, 11/6/28(c)	100,000	119,327
Brandywine Operating Partnership L.P. 4.55%, 10/1/29	250,000	267,354
Brighthouse Financial, Inc. 3.70%, 6/22/27	254,000	267,469

Bristol-Myers Squibb Co.
3.90%, 2/20/28	357,000	416,973
3.40%, 7/26/29	363,000	424,445

Brixmor Operating Partnership L.P.
3.25%, 9/15/23	116,000	119,808
3.65%, 6/15/24	150,000	158,073
4.13%, 6/15/26	30,000	32,607

Broadcom Corp.
3.00%, 1/15/22	673,000	692,016
3.63%, 1/15/24	397,000	429,104
3.88%, 1/15/27	680,000	754,828
3.50%, 1/15/28	717,000	776,950

Broadcom, Inc.
3.15%, 11/15/25	335,000	363,374
3.46%, 9/15/26	144,000	158,027
4.15%, 11/15/30	832,000	939,872

Broadridge Financial Solutions, Inc.
3.40%, 6/27/26	151,000	169,762
2.90%, 12/1/29	275,000	300,454
Brown & Brown, Inc. 4.20%, 9/15/24	20,000	22,199

Bunge Ltd. Finance Corp.
3.25%, 8/15/26	341,000	366,236
3.75%, 9/25/27	67,000	72,910

Burlington Northern Santa Fe LLC
3.65%, 9/1/25	20,000	22,778
3.25%, 6/15/27	40,000	45,597
CA, Inc. 4.70%, 3/15/27	55,000	60,952

California Institute of Technology
4.32%, 8/1/45	70,000	91,095
3.65%, 9/1/2119	350,000	391,058

Campbell Soup Co.
3.30%, 3/19/25	20,000	21,798
4.80%, 3/15/48	68,000	88,510

Capital One Financial Corp.
3.05%, 3/9/22	25,000	25,926
3.20%, 1/30/23	130,000	137,384
3.50%, 6/15/23	32,000	34,360
3.30%, 10/30/24	70,000	76,243
3.20%, 2/5/25	20,000	21,818
4.20%, 10/29/25	454,000	509,374
3.75%, 3/9/27	357,000	396,712
3.80%, 1/31/28	349,000	390,055

Cardinal Health, Inc.
3.08%, 6/15/24	109,000	117,745
3.50%, 11/15/24	144,000	158,417
3.41%, 6/15/27	184,000	206,351
4.50%, 11/15/44	52,000	57,470
4.37%, 6/15/47	105,000	117,231

Carlisle Cos., Inc.
3.50%, 12/1/24	105,000	114,831
3.75%, 12/1/27	25,000	28,174

Carrier Global Corp.
2.70%, 2/15/31(b)	300,000	315,126
3.38%, 4/5/40(b)	50,000	52,161
Caterpillar Financial Services Corp. 2.40%, 8/9/26(c)	90,000	97,889
CBRE Services, Inc. 4.88%, 3/1/26	153,000	177,622

CenterPoint Energy Houston Electric LLC
2.40%, 9/1/26, Series Z	90,000	96,655
3.00%, 2/1/27, Series AA	100,000	109,910

CenterPoint Energy Resources Corp.
3.55%, 4/1/23	15,000	16,065
4.00%, 4/1/28	220,000	254,467

CenterPoint Energy, Inc. 4.25%, 11/1/28	190,000	225,930

Charles Schwab Corp. (The)
3.20%, 1/25/28	100,000	114,018
3.25%, 5/22/29	200,000	230,664

Charter Communications Operating LLC
4.46%, 7/23/22	180,000	191,883
4.91%, 7/23/25	316,000	367,959
4.20%, 3/15/28	150,000	171,988
5.05%, 3/30/29	100,000	120,834
2.80%, 4/1/31	320,000	337,738
6.38%, 10/23/35	555,000	770,100
5.38%, 5/1/47	374,000	448,140
5.75%, 4/1/48	92,000	115,606

Cheniere Corpus Christi Holdings LLC
5.13%, 6/30/27	500,000	563,603
3.70%, 11/15/29(b)	25,000	26,435
Chevron Corp. 3.08%, 5/11/50	500,000	544,574
Chubb INA Holdings, Inc. 3.35%, 5/3/26	130,000	148,832
Church & Dwight Co., Inc. 3.15%, 8/1/27	90,000	99,997

Cigna Corp.
3.05%, 11/30/22	85,000	89,572
3.00%, 7/15/23	80,000	85,505

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
4.13%, 11/15/25	$140,000	$161,989
4.50%, 2/25/26	110,000	129,544
3.40%, 3/1/27	120,000	134,572
3.05%, 10/15/27	518,000	575,030
4.38%, 10/15/28	774,000	927,773
4.80%, 8/15/38	162,000	204,953
6.13%, 11/15/41	21,000	30,759
4.80%, 7/15/46	25,000	32,465
3.88%, 10/15/47	146,000	167,377

Cimarex Energy Co.
4.38%, 6/1/24	63,000	67,862
3.90%, 5/15/27	495,000	510,459
Cintas Corp. No. 2 3.70%, 4/1/27	35,000	40,023

Cisco Systems, Inc.
2.95%, 2/28/26	91,000	102,863
2.50%, 9/20/26	40,000	44,292

Citigroup, Inc.
4.05%, 7/30/22	22,000	23,445
3.50%, 5/15/23	28,000	30,028
4.00%, 8/5/24	25,000	27,637
3.88%, 3/26/25	117,000	130,219
4.40%, 6/10/25	77,000	87,868
5.50%, 9/13/25	270,000	322,171
4.60%, 3/9/26	25,000	29,080
3.40%, 5/1/26	120,000	134,743
3.20%, 10/21/26	144,000	160,597
4.45%, 9/29/27	725,000	843,358
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month U.S. dollar London Interbank Offered Rate + 1.563% thereafter)(d)	270,000	308,149
6.63%, 1/15/28	400,000	525,740
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.39% thereafter)(d)	397,000	448,945
4.13%, 7/25/28(c)	529,000	608,500
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(d)	307,000	343,471
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(d)	265,000	308,700
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(d)	329,000	382,268
2.98%, 11/5/30, (2.976% fixed rate until 11/5/29; Secured Overnight Financing Rate + 1.422% thereafter)(d)	250,000	271,989
2.67%, 1/29/31, (2.666% fixed rate until 1/29/30; Secured Overnight Financing Rate + 1.146% thereafter)(d)	382,000	407,412
6.00%, 10/31/33	50,000	67,464
6.68%, 9/13/43	108,000	169,163
Citizens Financial Group, Inc. 2.85%, 7/27/26(c)	359,000	396,819

Citrix Systems, Inc. 4.50%, 12/1/27	25,000	28,636

Cleco Corporate Holdings LLC 3.74%, 5/1/26	64,000	68,415

Cleveland Clinic Foundation (The) 4.86%, 1/1/2114	500,000	724,459

Clorox Co. (The) 3.10%, 10/1/27	300,000	339,597

CME Group, Inc. 5.30%, 9/15/43	86,000	126,167

CMS Energy Corp.
3.00%, 5/15/26	100,000	110,567
3.45%, 8/15/27(c)	257,000	289,130

CNA Financial Corp. 5.75%, 8/15/21	2,000	2,101

CNOOC Finance 2015 USA LLC 4.38%, 5/2/28	340,000	401,096

Coca-Cola Co. (The)
2.25%, 9/1/26	42,000	45,757
2.90%, 5/25/27	150,000	169,109
2.13%, 9/6/29	145,000	155,747

Colgate-Palmolive Co. 3.70%, 8/1/47	950,000	1,249,263

Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/25	150,000	158,412

Comcast Corp.
3.95%, 10/15/25	140,000	161,567
3.15%, 3/1/26	51,000	57,260
2.35%, 1/15/27	640,000	688,603
3.30%, 2/1/27	150,000	169,547
3.15%, 2/15/28	240,000	272,330

CommonSpirit Health 4.35%, 11/1/42	320,000	354,052

Conagra Brands, Inc.
7.00%, 10/1/28	23,000	31,456
4.85%, 11/1/28	797,000	975,591
8.25%, 9/15/30	485,000	732,552

Concho Resources, Inc.
4.38%, 1/15/25	107,000	110,569
3.75%, 10/1/27	100,000	109,858
4.30%, 8/15/28(c)	132,000	149,209
4.88%, 10/1/47	190,000	221,158
4.85%, 8/15/48	40,000	46,374

Connecticut Light & Power Co. (The) 3.20%, 3/15/27, Series A	100,000	112,147

ConocoPhillips Co.
4.95%, 3/15/26	296,000	356,963
6.95%, 4/15/29	50,000	69,967

Constellation Brands, Inc.
4.75%, 11/15/24	95,000	110,125
4.40%, 11/15/25	142,000	165,896
3.70%, 12/6/26(c)	340,000	391,414
3.50%, 5/9/27	162,000	181,479
2.88%, 5/1/30	250,000	268,933
4.10%, 2/15/48	65,000	75,275

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Continental Airlines Pass Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	$11,151	$10,470

Corning, Inc. 2.90%, 5/15/22	9,000	9,314

Costco Wholesale Corp. 3.00%, 5/18/27	80,000	90,204

Crown Castle International Corp.
3.20%, 9/1/24	20,000	21,717
4.45%, 2/15/26	100,000	116,140
3.70%, 6/15/26	80,000	90,529
4.00%, 3/1/27	420,000	483,665
3.65%, 9/1/27	144,000	163,406
4.30%, 2/15/29	250,000	295,714
3.10%, 11/15/29	102,000	112,333
4.75%, 5/15/47	95,000	121,833
5.20%, 2/15/49	50,000	67,290

CSX Corp.
3.40%, 8/1/24(c)	25,000	27,757
3.35%, 11/1/25	44,000	49,911
3.25%, 6/1/27	374,000	422,995
3.80%, 3/1/28	212,000	247,406
6.00%, 10/1/36	250,000	349,761
3.80%, 11/1/46	87,000	101,801
4.30%, 3/1/48	60,000	76,389
3.95%, 5/1/50	15,000	18,477
4.25%, 11/1/66	20,000	24,988

CubeSmart L.P.
3.13%, 9/1/26	35,000	37,878
4.38%, 2/15/29	25,000	29,317

CVS Health Corp.
3.50%, 7/20/22	126,000	132,851
4.75%, 12/1/22	68,000	73,732
4.10%, 3/25/25	250,000	285,263
3.88%, 7/20/25	427,000	484,091
2.88%, 6/1/26	156,000	170,171
4.30%, 3/25/28	1,547,000	1,822,372
3.25%, 8/15/29	572,000	636,476
4.88%, 7/20/35	453,000	579,208
4.78%, 3/25/38	136,000	167,322
4.25%, 4/1/50	400,000	479,269

Dell International LLC
5.45%, 6/15/23(b)	283,000	312,681
4.00%, 7/15/24(b)	35,000	37,824
6.02%, 6/15/26(b)	340,000	401,601
5.30%, 10/1/29(b)	370,000	422,785
8.10%, 7/15/36(b)	730,000	972,681
8.35%, 7/15/46(b)	69,000	93,371

Devon Energy Corp. 5.00%, 6/15/45	61,000	61,193

DH Europe Finance II Sarl 3.40%, 11/15/49	50,000	58,239

Digital Realty Trust L.P.
2.75%, 2/1/23	25,000	26,219
3.70%, 8/15/27	288,000	329,307
4.45%, 7/15/28	152,000	182,341

Dignity Health 5.27%, 11/1/64	10,000	12,552

Discover Bank
4.68%, 8/9/28, (4.682% fixed rate until 8/9/23; 5-year U.S. dollar Swap Rate + 1.73% thereafter)(d)	200,000	209,389
4.65%, 9/13/28	250,000	293,430

Discover Financial Services
3.95%, 11/6/24	71,000	78,263
3.75%, 3/4/25	210,000	229,454

Discovery Communications LLC
4.90%, 3/11/26	421,000	495,099
3.95%, 3/20/28	85,000	96,314
5.00%, 9/20/37	188,000	222,559
6.35%, 6/1/40	50,000	67,344
4.95%, 5/15/42	90,000	105,530
4.88%, 4/1/43	46,000	52,413

Dollar General Corp.
3.88%, 4/15/27	362,000	418,360
3.50%, 4/3/30	250,000	286,546

Dollar Tree, Inc.
3.70%, 5/15/23	127,000	136,940
4.00%, 5/15/25	41,000	46,532

Dominion Energy Gas Holdings LLC
3.60%, 12/15/24	120,000	133,010
3.00%, 11/15/29, Series B	250,000	276,745

Dominion Energy, Inc.
3.07%, 8/15/24	418,000	453,937
3.90%, 10/1/25	145,000	165,912
4.25%, 6/1/28	75,000	88,662
3.38%, 4/1/30, Series C	350,000	399,059
5.25%, 8/1/33, Series F	45,000	57,147
7.00%, 6/15/38	25,000	36,870
4.60%, 3/15/49, Series A	56,000	75,553
5.75%, 10/1/54, (5.75% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 3.057% thereafter)(d)	6,000	6,431

Dow Chemical Co. (The)
3.50%, 10/1/24	38,000	41,618
4.80%, 11/30/28	157,000	190,644
7.38%, 11/1/29	446,000	635,094
4.25%, 10/1/34	70,000	82,880
5.25%, 11/15/41	55,000	67,114
4.63%, 10/1/44	80,000	92,408

DTE Energy Co.
3.70%, 8/1/23, Series D	106,000	115,068
3.50%, 6/1/24, Series C	176,000	192,073
2.53%, 10/1/24, Series C	72,000	76,873

Duke Energy Carolinas LLC
2.95%, 12/1/26	20,000	22,491
3.95%, 11/15/28	454,000	550,163

Duke Energy Corp.
3.05%, 8/15/22	130,000	135,794
3.95%, 10/15/23	125,000	137,151
3.75%, 4/15/24	112,000	123,520
2.65%, 9/1/26	137,000	149,621
3.15%, 8/15/27	185,000	206,022
3.40%, 6/15/29	42,000	47,659
4.80%, 12/15/45	35,000	45,968

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Duke Energy Florida LLC 3.20%, 1/15/27	$55,000	$62,195

Duke Energy Progress LLC
3.70%, 9/1/28	50,000	58,712
3.45%, 3/15/29	54,000	62,951

Duke Realty L.P.
3.75%, 12/1/24	80,000	88,599
3.25%, 6/30/26	141,000	155,637
4.00%, 9/15/28	60,000	70,583

Duke University 2.68%, 10/1/44, Series 2020	250,000	268,451

Duke University Health System, Inc. 3.92%, 6/1/47, Series 2017	380,000	489,244

DuPont de Nemours, Inc.
4.21%, 11/15/23	25,000	27,639
4.49%, 11/15/25	179,000	208,434
4.73%, 11/15/28	572,000	695,271

DXC Technology Co.
4.25%, 4/15/24	73,000	79,441
4.75%, 4/15/27	247,000	275,511

Eagle Materials, Inc. 4.50%, 8/1/26	300,000	311,403

Eastman Chemical Co.
3.60%, 8/15/22	50,000	52,516
3.80%, 3/15/25	88,000	97,455
4.50%, 12/1/28	40,000	47,470

Eaton Corp. 3.10%, 9/15/27	426,000	474,970

Eaton Vance Corp. 3.50%, 4/6/27	118,000	130,582

eBay, Inc.
3.80%, 3/9/22	127,000	133,131
2.75%, 1/30/23	30,000	31,519
3.45%, 8/1/24(c)	37,000	40,677
3.60%, 6/5/27	475,000	537,596

Ecolab, Inc.
2.70%, 11/1/26(c)	150,000	168,556
3.25%, 12/1/27	25,000	28,220
4.80%, 3/24/30	250,000	317,592

Edison International 4.13%, 3/15/28	45,000	47,043

Eli Lilly & Co. 3.38%, 3/15/29	187,000	218,058

Enable Midstream Partners L.P.
3.90%, 5/15/24	78,000	77,547
4.40%, 3/15/27	35,000	34,407
4.95%, 5/15/28	170,000	167,636
4.15%, 9/15/29(c)	250,000	233,650
5.00%, 5/15/44	60,000	51,874

Enbridge Energy Partners L.P. 5.88%, 10/15/25	25,000	30,282

Energy Transfer Operating L.P.
4.75%, 1/15/26	131,000	143,085
5.50%, 6/1/27	100,000	111,838
5.25%, 4/15/29	100,000	109,652
3.75%, 5/15/30	100,000	99,452
6.63%, 10/15/36	100,000	108,879
7.50%, 7/1/38	50,000	58,959
5.30%, 4/15/47	25,000	24,403
5.00%, 5/15/50	180,000	172,502

Energy Transfer Partners L.P. 5.00%, 10/1/22	175,000	185,283

Entergy Corp.
2.95%, 9/1/26	319,000	355,027
2.80%, 6/15/30	250,000	273,741

Enterprise Products Operating LLC
3.35%, 3/15/23	145,000	154,499
3.90%, 2/15/24	165,000	181,713
3.75%, 2/15/25	218,000	243,838
4.15%, 10/16/28	550,000	647,674
3.13%, 7/31/29(c)	262,000	286,783
6.65%, 10/15/34, Series H	675,000	908,127
4.25%, 2/15/48	35,000	38,224
4.95%, 10/15/54	175,000	202,364
5.25%, 8/16/77, Series E, (5.25% fixed rate until 8/16/27; 3-month U.S. dollar London Interbank Offered Rate + 3.033% thereafter)(d)	218,000	209,660

EOG Resources, Inc. 4.15%, 1/15/26	100,000	115,923

EPR Properties
4.75%, 12/15/26	250,000	241,435
4.50%, 6/1/27	260,000	244,184

Equinix, Inc. 3.20%, 11/18/29	500,000	552,398

Equitable Holdings, Inc. 4.35%, 4/20/28	529,000	605,421

ERP Operating L.P.
3.25%, 8/1/27	88,000	98,265
3.50%, 3/1/28	112,000	127,619
4.15%, 12/1/28	153,000	182,645

Essential Utilities, Inc. 3.57%, 5/1/29	362,000	413,138

Essex Portfolio L.P.
3.25%, 5/1/23	110,000	116,493
3.50%, 4/1/25	80,000	88,572
4.00%, 3/1/29	100,000	116,699
3.00%, 1/15/30	175,000	189,930

Estee Lauder Cos., Inc. (The) 3.15%, 3/15/27	60,000	68,127

Eversource Energy
2.75%, 3/15/22, Series K	82,000	84,804
2.90%, 10/1/24, Series L	126,000	136,616

Exelon Corp.
3.50%, 6/1/22	100,000	104,738
3.95%, 6/15/25	215,000	245,849
3.40%, 4/15/26	75,000	84,719
4.95%, 6/15/35	20,000	24,504

Exelon Generation Co. LLC
6.25%, 10/1/39	395,000	489,087
5.60%, 6/15/42	97,000	113,265

Expedia Group, Inc.
4.50%, 8/15/24	30,000	31,542
5.00%, 2/15/26	350,000	368,872
3.25%, 2/15/30	150,000	142,272

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Exxon Mobil Corp.
2.61%, 10/15/30	$1,024,000	$1,115,799
3.00%, 8/16/39	75,000	80,643
4.23%, 3/19/40	300,000	372,009
3.57%, 3/6/45	477,000	535,130
4.11%, 3/1/46	950,000	1,152,121
3.10%, 8/16/49(c)	402,000	422,625
4.33%, 3/19/50	500,000	643,393
3.45%, 4/15/51	1,200,000	1,350,990

Federal Realty Investment Trust 3.20%, 6/15/29	71,000	74,995

FedEx Corp.
4.00%, 1/15/24	20,000	22,209
3.80%, 5/15/25	95,000	107,411
3.25%, 4/1/26(c)	106,000	118,361
3.30%, 3/15/27	79,000	87,355
3.10%, 8/5/29	277,000	307,755
4.40%, 1/15/47	170,000	197,084
4.05%, 2/15/48	100,000	112,307

Fidelity National Financial, Inc. 4.50%, 8/15/28	220,000	254,991

Fidelity National Information Services, Inc.
3.00%, 8/15/26	70,000	78,354
4.25%, 5/15/28, Series 10Y	72,000	86,112
3.75%, 5/21/29	141,000	165,757

Fifth Third Bancorp
4.30%, 1/16/24	125,000	138,227
8.25%, 3/1/38	100,000	166,500

FirstEnergy Corp.
3.90%, 7/15/27, Series B	100,000	109,908
7.38%, 11/15/31, Series C	711,000	1,007,872

Fiserv, Inc.
4.20%, 10/1/28	637,000	758,859
2.65%, 6/1/30	250,000	269,261
4.40%, 7/1/49	546,000	688,907

Flex Ltd. 4.88%, 6/15/29	100,000	115,096

FLIR Systems, Inc. 2.50%, 8/1/30	200,000	205,485

Florida Power & Light Co.
5.63%, 4/1/34	350,000	507,819
4.13%, 2/1/42	777,000	983,738
4.05%, 6/1/42	360,000	453,191
3.80%, 12/15/42	33,000	40,593
3.70%, 12/1/47	95,000	117,709
3.95%, 3/1/48	935,000	1,204,233
4.13%, 6/1/48	125,000	166,863
3.99%, 3/1/49	298,000	385,419
3.15%, 10/1/49	350,000	399,956

Flowers Foods, Inc. 3.50%, 10/1/26	8,000	8,713

FMC Corp.
3.45%, 10/1/29	60,000	67,544
4.50%, 10/1/49	171,000	218,416

Fortive Corp. 3.15%, 6/15/26(c)	200,000	221,457

Fox Corp.
3.67%, 1/25/22	100,000	104,467
4.03%, 1/25/24	145,000	160,289
4.71%, 1/25/29	283,000	340,472
5.48%, 1/25/39	200,000	265,558

GATX Corp.
3.25%, 3/30/25	170,000	182,669
3.85%, 3/30/27	160,000	173,743
3.50%, 3/15/28	300,000	324,087
4.55%, 11/7/28	90,000	104,405
4.70%, 4/1/29	70,000	82,084

GE Capital Funding LLC
4.05%, 5/15/27(b)	600,000	636,850
4.40%, 5/15/30(b)	250,000	264,299

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	470,000	486,089

General Dynamics Corp.
2.13%, 8/15/26	114,000	122,889
2.63%, 11/15/27	62,000	68,084
3.75%, 5/15/28	100,000	117,823

General Electric Co.
4.65%, 10/17/21	312,000	326,275
6.75%, 3/15/32, Series A	720,000	902,831
6.15%, 8/7/37	60,000	71,271
5.88%, 1/14/38	57,000	65,896
6.88%, 1/10/39	85,000	108,445
4.13%, 10/9/42	4,000	4,033

General Mills, Inc.
3.65%, 2/15/24	2,000	2,192
3.20%, 2/10/27(c)	1,178,000	1,324,131
4.20%, 4/17/28	294,000	349,080
4.55%, 4/17/38	106,000	137,576
5.40%, 6/15/40	39,000	53,883

General Motors Co.
4.00%, 4/1/25	39,000	42,179
4.20%, 10/1/27	100,000	106,501
5.00%, 4/1/35	90,000	97,989
6.60%, 4/1/36	780,000	937,852

General Motors Financial Co., Inc.
3.45%, 1/14/22	170,000	174,443
3.45%, 4/10/22	84,000	86,487
3.15%, 6/30/22	130,000	133,991
4.00%, 1/15/25	283,000	304,883
4.35%, 4/9/25	75,000	82,132
4.30%, 7/13/25	111,000	121,086
5.25%, 3/1/26	60,000	68,278
4.00%, 10/6/26	100,000	107,893
4.35%, 1/17/27	273,000	296,303
3.85%, 1/5/28	111,000	116,922

Genpact Luxembourg SARL 3.70%, 4/1/22	130,000	133,309

Georgia Power Co.
3.25%, 3/30/27	110,000	121,298
2.65%, 9/15/29, Series B(c)	10,000	10,729

Gilead Sciences, Inc. 2.95%, 3/1/27	256,000	286,921

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Global Payments, Inc.
3.75%, 6/1/23	$35,000	$37,633
4.80%, 4/1/26	125,000	147,469
4.45%, 6/1/28	160,000	188,372
3.20%, 8/15/29	449,000	493,319

Globe Life, Inc. 4.55%, 9/15/28	200,000	237,952

GLP Capital L.P.
5.25%, 6/1/25	250,000	271,198
5.38%, 4/15/26	105,000	116,720
5.75%, 6/1/28	169,000	192,705

Goldman Sachs Group, Inc. (The)
4.25%, 10/21/25	286,000	326,160
3.75%, 2/25/26	125,000	141,725
3.50%, 11/16/26	100,000	111,646
5.95%, 1/15/27	150,000	185,971
3.85%, 1/26/27	70,000	79,830
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(d)	546,000	619,681
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(d)	779,000	893,979
6.75%, 10/1/37	196,000	286,326
5.15%, 5/22/45	130,000	173,490

Halliburton Co.
3.50%, 8/1/23(c)	3,000	3,199
3.80%, 11/15/25	124,000	136,148
4.85%, 11/15/35	55,000	61,347
6.70%, 9/15/38	183,000	234,690
7.45%, 9/15/39	78,000	106,626
4.50%, 11/15/41	2,000	2,022

Hartford Financial Services Group, Inc. (The)
4.30%, 4/15/43	65,000	76,577
4.40%, 3/15/48	120,000	147,699

Hasbro, Inc.
3.50%, 9/15/27	278,000	287,597
6.35%, 3/15/40	341,000	406,561

HCA, Inc.
4.75%, 5/1/23	25,000	27,506
5.25%, 4/15/25	350,000	408,401
5.13%, 6/15/39	60,000	74,725
5.50%, 6/15/47	113,000	143,802
5.25%, 6/15/49	150,000	188,964

Healthcare Realty Trust, Inc. 3.63%, 1/15/28(c)	25,000	26,878

Healthcare Trust of America Holdings L.P. 3.10%, 2/15/30	325,000	344,103

Healthpeak Properties, Inc.
4.25%, 11/15/23	20,000	21,914
4.20%, 3/1/24	15,000	16,576
3.88%, 8/15/24	55,000	61,370
3.40%, 2/1/25	59,000	65,125
4.00%, 6/1/25	120,000	135,399
3.25%, 7/15/26	368,000	412,543
6.75%, 2/1/41	32,000	46,280

Hershey Co. (The)
2.30%, 8/15/26	85,000	92,243
1.70%, 6/1/30	50,000	51,621

Hess Corp.
4.30%, 4/1/27	100,000	106,606
7.13%, 3/15/33	100,000	123,817

Hewlett Packard Enterprise Co.
4.90%, 10/15/25	814,000	941,625
6.20%, 10/15/35	100,000	125,275

Hexcel Corp.
4.70%, 8/15/25	133,000	147,956
3.95%, 2/15/27	150,000	161,377

Highwoods Realty L.P.
4.13%, 3/15/28	25,000	27,578
4.20%, 4/15/29	100,000	112,165
3.05%, 2/15/30(c)	115,000	119,263

Home Depot, Inc. (The)
3.35%, 9/15/25	229,000	258,336
3.00%, 4/1/26	105,000	118,265
2.80%, 9/14/27	105,000	116,853
2.95%, 6/15/29	145,000	163,608

Honeywell International, Inc. 2.50%, 11/1/26	151,000	166,467

Host Hotels & Resorts L.P. 4.00%, 6/15/25, Series E	21,000	21,971

HP, Inc.
3.40%, 6/17/30(c)	400,000	432,843
6.00%, 9/15/41	100,000	123,123

Hubbell, Inc.
3.63%, 11/15/22	25,000	26,359
3.15%, 8/15/27	8,000	8,415
3.50%, 2/15/28	96,000	103,443

Hudson Pacific Properties L.P.
3.95%, 11/1/27	175,000	189,631
4.65%, 4/1/29	185,000	209,018

Humana, Inc.
3.15%, 12/1/22	15,000	15,790
3.95%, 3/15/27	565,000	651,079
4.95%, 10/1/44	77,000	103,776

Huntington Bancshares, Inc.
2.63%, 8/6/24	111,000	119,078
4.00%, 5/15/25	437,000	498,621

Huntington Ingalls Industries, Inc. 3.48%, 12/1/27	25,000	27,326

Huntsman International LLC 4.50%, 5/1/29	479,000	530,762

Illinois Tool Works, Inc. 2.65%, 11/15/26	99,000	110,129

Indiana University Health, Inc. Obligated Group 3.97%, 11/1/48	45,000	57,157

Ingredion, Inc. 3.20%, 10/1/26	109,000	120,803

Intel Corp.
2.60%, 5/19/26(c)	100,000	110,142
3.15%, 5/11/27(c)	268,000	302,068
2.45%, 11/15/29	55,000	59,913

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Intercontinental Exchange, Inc.
3.75%, 12/1/25	$36,000	$40,843
3.10%, 9/15/27	90,000	100,442
3.75%, 9/21/28	208,000	243,463
2.10%, 6/15/30	300,000	312,875

International Business Machines Corp.
7.00%, 10/30/25	29,000	38,014
3.45%, 2/19/26	160,000	182,183
3.30%, 5/15/26	100,000	113,616
3.30%, 1/27/27	150,000	170,108
3.50%, 5/15/29	350,000	406,549

International Flavors & Fragrances, Inc.
4.38%, 6/1/47	27,000	30,921
5.00%, 9/26/48	50,000	62,289

International Paper Co.
3.65%, 6/15/24	172,000	190,485
3.80%, 1/15/26	155,000	177,073
3.00%, 2/15/27(c)	55,000	60,647

Interpublic Group of Cos., Inc. (The)
4.20%, 4/15/24	176,000	195,587
5.40%, 10/1/48	145,000	172,247

Interstate Power & Light Co.
6.25%, 7/15/39	10,000	14,637
3.70%, 9/15/46	100,000	116,189

ITC Holdings Corp. 3.25%, 6/30/26	75,000	84,014

Jabil, Inc. 3.95%, 1/12/28	209,000	230,250

JD.com, Inc. 3.38%, 1/14/30	250,000	274,093

Jefferies Group LLC
4.85%, 1/15/27	153,000	174,040
4.15%, 1/23/30	603,000	682,231
6.25%, 1/15/36	268,000	325,199
6.50%, 1/20/43	61,000	77,519

JetBlue Pass Through Trust 2.75%, 11/15/33, Series 2019-1, Class AA	99,769	96,213

JM Smucker Co. (The)
4.25%, 3/15/35	222,000	266,840
4.38%, 3/15/45	5,000	6,040

John Deere Capital Corp.
3.05%, 1/6/28	25,000	28,133
3.45%, 3/7/29	350,000	409,362
2.80%, 7/18/29	175,000	196,487
2.45%, 1/9/30	75,000	81,777

Johns Hopkins Health System Corp. (The) 3.84%, 5/15/46	98,000	121,349

Johnson & Johnson
4.38%, 12/5/33	730,000	963,417
3.55%, 3/1/36	172,000	207,179
3.63%, 3/3/37	450,000	550,368
3.40%, 1/15/38	1,300,000	1,544,815
4.50%, 12/5/43	275,000	378,462
3.70%, 3/1/46	453,000	564,394
3.75%, 3/3/47	507,000	635,076
3.50%, 1/15/48	409,000	500,361

Johnson Controls International PLC
3.90%, 2/14/26	10,000	11,278
5.13%, 9/14/45	11,000	14,460
4.50%, 2/15/47	25,000	30,262

JPMorgan Chase & Co.
3.30%, 4/1/26	59,000	66,296
3.20%, 6/15/26	84,000	94,086
2.95%, 10/1/26	797,000	883,896
7.63%, 10/15/26	217,000	291,587
4.13%, 12/15/26	62,000	72,568
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month U.S. dollar London Interbank Offered Rate + 1.245% thereafter)(d)	100,000	114,976
8.00%, 4/29/27	1,000	1,385
4.25%, 10/1/27	144,000	168,450
3.63%, 12/1/27	35,000	39,419
3.78%, 2/1/28, (3.782% fixed rate until 2/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.337% thereafter)(d)	445,000	510,629
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(d)	268,000	302,985
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(d)	310,000	350,457
4.01%, 4/23/29, (4.005% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.12% thereafter)(d)	440,000	513,098
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(c)(d)	255,000	301,641
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.33% thereafter)(d)	411,000	496,611
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; Secured Overnight Financing Rate + 2.515% thereafter)(d)	400,000	430,959

Juniper Networks, Inc. 4.50%, 3/15/24	25,000	28,118

Kaiser Foundation Hospitals
4.88%, 4/1/42	165,000	229,029
4.15%, 5/1/47	800,000	1,030,698
3.27%, 11/1/49, Series 2019	40,000	44,925

Kansas City Southern
4.30%, 5/15/43	19,000	19,698
4.70%, 5/1/48	125,000	139,052

Kellogg Co.
2.65%, 12/1/23	16,000	17,021
3.25%, 4/1/26	145,000	163,465
3.40%, 11/15/27	155,000	174,659
7.45%, 4/1/31, Series B	150,000	221,470

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Kemper Corp. 4.35%, 2/15/25	$125,000	$138,456

Kennametal, Inc. 4.63%, 6/15/28	240,000	261,481

Keurig Dr. Pepper, Inc.
4.06%, 5/25/23	80,000	87,465
4.42%, 5/25/25	65,000	75,427
2.55%, 9/15/26	25,000	27,162
3.43%, 6/15/27	140,000	157,143
4.60%, 5/25/28(c)	170,000	205,879
5.09%, 5/25/48	125,000	172,138

KeyCorp
4.15%, 10/29/25(c)	285,000	329,748
4.10%, 4/30/28	290,000	341,109
2.55%, 10/1/29	90,000	96,196

Kilroy Realty L.P.
3.45%, 12/15/24	87,000	92,506
4.38%, 10/1/25	160,000	177,258
4.25%, 8/15/29	50,000	56,441
3.05%, 2/15/30	120,000	124,946

Kimberly-Clark Corp. 3.20%, 4/25/29	117,000	134,677

Kimco Realty Corp.
3.30%, 2/1/25	67,000	71,991
2.80%, 10/1/26	212,000	222,543

Kinder Morgan Energy Partners L.P.
3.50%, 9/1/23(c)	25,000	26,855
7.30%, 8/15/33	1,000	1,366
6.95%, 1/15/38	90,000	119,990
6.38%, 3/1/41	8,000	10,085
5.40%, 9/1/44	75,000	90,078

Kinder Morgan, Inc.
4.30%, 6/1/25	286,000	324,720
4.30%, 3/1/28	200,000	232,009
7.75%, 1/15/32	200,000	287,438
5.30%, 12/1/34	268,000	321,860
5.55%, 6/1/45	41,000	50,867
5.05%, 2/15/46	80,000	94,848

Kirby Corp. 4.20%, 3/1/28	30,000	31,656

KLA Corp. 4.65%, 11/1/24	450,000	517,503

Kohl’s Corp.
4.25%, 7/17/25(c)	85,000	83,966
5.55%, 7/17/45	177,000	162,141

Kroger Co. (The)
2.65%, 10/15/26	43,000	47,075
3.70%, 8/1/27	255,000	295,884
5.40%, 7/15/40	60,000	77,941
5.00%, 4/15/42	66,000	83,362
5.15%, 8/1/43	50,000	64,944
4.65%, 1/15/48	69,000	88,290

L3Harris Technologies, Inc.
3.95%, 5/28/24	5,000	5,483
3.83%, 4/27/25	325,000	365,701
4.40%, 6/15/28	331,000	395,798
4.85%, 4/27/35	67,000	88,939

Laboratory Corp. of America Holdings
3.25%, 9/1/24(c)	208,000	227,968
3.60%, 2/1/25(c)	156,000	174,033
3.60%, 9/1/27	225,000	256,985
4.70%, 2/1/45	75,000	96,282

Lam Research Corp.
3.75%, 3/15/26	50,000	57,584
4.00%, 3/15/29	467,000	559,687

Las Vegas Sands Corp. 3.50%, 8/18/26	150,000	153,140

Lear Corp. 4.25%, 5/15/29	503,000	538,675

Leggett & Platt, Inc. 3.50%, 11/15/27	25,000	26,263

Leland Stanford Junior University (The) 3.65%, 5/1/48	300,000	383,203

LifeStorage L.P.
3.50%, 7/1/26	60,000	65,816
3.88%, 12/15/27	25,000	27,828

Lincoln National Corp.
4.00%, 9/1/23	153,000	167,472
4.35%, 3/1/48	53,000	62,435

Lockheed Martin Corp. 3.55%, 1/15/26	300,000	343,498

Loews Corp. 3.75%, 4/1/26	5,000	5,680

Lowe’s Cos., Inc.
3.12%, 4/15/22	368,000	382,195
3.38%, 9/15/25	355,000	398,277
2.50%, 4/15/26	25,000	27,231
3.10%, 5/3/27	60,000	67,051
3.65%, 4/5/29	500,000	579,748
4.50%, 4/15/30(c)	250,000	310,733
4.25%, 9/15/44	22,000	26,198

LYB International Finance B.V.
4.00%, 7/15/23	45,000	49,020
5.25%, 7/15/43	100,000	122,761
4.88%, 3/15/44	195,000	233,949

LYB International Finance II B.V. 3.50%, 3/2/27	20,000	22,234

LyondellBasell Industries N.V. 5.75%, 4/15/24	200,000	231,033

Magellan Midstream Partners L.P.
5.15%, 10/15/43	72,000	84,996
4.20%, 10/3/47	160,000	173,724

Marathon Oil Corp.
2.80%, 11/1/22	30,000	30,662
3.85%, 6/1/25	30,000	31,174
4.40%, 7/15/27	215,000	220,785
6.60%, 10/1/37	79,000	85,368

Marathon Petroleum Corp.
6.50%, 3/1/41	440,000	563,555
4.75%, 9/15/44	51,000	57,298
4.50%, 4/1/48	25,000	26,844
5.00%, 9/15/54	95,000	106,131

Markel Corp. 3.50%, 11/1/27	100,000	108,261

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Marriott International, Inc.
4.15%, 12/1/23, Series Z(c)	$29,000	$30,736
5.75%, 5/1/25, Series EE	250,000	281,040
3.13%, 6/15/26, Series R	100,000	100,467
4.63%, 6/15/30	250,000	274,438

Marsh & McLennan Cos., Inc.
3.75%, 3/14/26	55,000	63,284
4.38%, 3/15/29	71,000	86,536

Martin Marietta Materials, Inc.
3.45%, 6/1/27	25,000	27,971
4.25%, 12/15/47	180,000	204,082

Massachusetts Institute of Technology
2.99%, 7/1/50, Series F	220,000	259,048
5.60%, 7/1/2111	560,000	987,524
4.68%, 7/1/2114	100,000	150,674
3.89%, 7/1/2116	200,000	252,239

Mastercard, Inc.
2.95%, 11/21/26	50,000	56,570
3.50%, 2/26/28	52,000	60,971
2.95%, 6/1/29	145,000	164,403

McCormick & Co., Inc. 3.40%, 8/15/27	110,000	124,373

McDonald’s Corp.
3.35%, 4/1/23	35,000	37,516
3.38%, 5/26/25(c)	192,000	214,795
3.70%, 1/30/26	564,000	645,058
3.80%, 4/1/28	328,000	382,046
3.60%, 7/1/30	750,000	871,725
4.70%, 12/9/35	81,000	103,711
6.30%, 3/1/38	18,000	26,837
4.60%, 5/26/45	192,000	241,438
4.45%, 3/1/47	35,000	43,714

McKesson Corp.
3.80%, 3/15/24	40,000	43,951
4.75%, 5/30/29	95,000	116,193

Medtronic Global Holdings SCA 3.35%, 4/1/27(c)	185,000	212,030

Memorial Health Services 3.45%, 11/1/49	107,000	113,042

Memorial Sloan-Kettering Cancer Center
4.13%, 7/1/52	565,000	758,782
4.20%, 7/1/55, Series 2015	385,000	527,041

Merck & Co., Inc. 3.40%, 3/7/29	288,000	337,010

Mercury General Corp. 4.40%, 3/15/27	160,000	174,425

MetLife, Inc. 6.40%, 12/15/66	100,000	126,329

Micron Technology, Inc. 5.33%, 2/6/29	312,000	373,429

Microsoft Corp.
3.50%, 2/12/35	800,000	988,349
4.20%, 11/3/35	332,000	438,631
3.45%, 8/8/36	310,000	373,882
4.10%, 2/6/37	600,000	774,883
5.20%, 6/1/39(c)	150,000	218,506
4.50%, 10/1/40	100,000	135,565
3.50%, 11/15/42	75,000	90,100
3.70%, 8/8/46	975,000	1,223,882
4.25%, 2/6/47	920,000	1,243,228
2.53%, 6/1/50	2,642,000	2,786,949
4.00%, 2/12/55	707,000	948,265
3.95%, 8/8/56	434,000	575,860
4.50%, 2/6/57	425,000	611,256
2.68%, 6/1/60	1,188,000	1,255,814

Mid-America Apartments L.P.
3.75%, 6/15/24	37,000	40,280
3.60%, 6/1/27	125,000	140,652
3.95%, 3/15/29	340,000	395,332

MidAmerican Energy Co. 3.10%, 5/1/27	200,000	225,295

Molson Coors Beverage Co.
3.00%, 7/15/26(c)	167,000	178,637
5.00%, 5/1/42	60,000	68,059
4.20%, 7/15/46	415,000	431,570

Mondelez International, Inc.
4.00%, 2/1/24	90,000	100,128
3.63%, 2/13/26	100,000	114,281
4.63%, 5/7/48	165,000	222,845

Moody’s Corp. 4.88%, 2/15/24	448,000	507,778

Morgan Stanley
5.00%, 11/24/25	364,000	428,870
3.88%, 1/27/26	116,000	133,173
4.35%, 9/8/26	335,000	391,045
3.63%, 1/20/27	277,000	316,719
3.95%, 4/23/27	450,000	511,891
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(d)	263,000	298,174
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(d)	763,000	877,864
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(d)	275,000	332,423
2.70%, 1/22/31, (2.699% fixed rate until 1/22/30; Secured Overnight Financing Rate + 1.143% thereafter)(d)	350,000	378,153

Mosaic Co. (The)
4.05%, 11/15/27(c)	298,000	330,875
5.63%, 11/15/43	38,000	43,931

Motorola Solutions, Inc.
4.00%, 9/1/24	242,000	268,911
4.60%, 2/23/28	50,000	57,894
4.60%, 5/23/29	50,000	58,744

MPLX L.P.
4.50%, 7/15/23	60,000	65,000
4.88%, 12/1/24	282,000	318,500
4.00%, 2/15/25	157,000	172,185
4.88%, 6/1/25	106,000	121,207
4.13%, 3/1/27	19,000	21,053

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
4.25%, 12/1/27	$50,000	$55,928
4.00%, 3/15/28	190,000	209,555
4.80%, 2/15/29	60,000	69,639
5.20%, 3/1/47	35,000	39,873
5.20%, 12/1/47	25,000	27,882

Mylan N.V. 3.95%, 6/15/26	652,000	738,996

Mylan, Inc. 4.55%, 4/15/28	175,000	205,057

Nasdaq, Inc. 4.25%, 6/1/24	168,000	188,430

National Fuel Gas Co.
3.95%, 9/15/27	150,000	151,071
4.75%, 9/1/28	65,000	67,867

National Oilwell Varco, Inc. 3.95%, 12/1/42	105,000	94,636

National Retail Properties, Inc.
3.30%, 4/15/23	25,000	26,294
3.50%, 10/15/27	15,000	15,981

National Rural Utilities Cooperative Finance Corp.
3.40%, 2/7/28	100,000	116,559
3.70%, 3/15/29	167,000	197,708
5.25%, 4/20/46, (5.25% fixed rate until 4/20/46; 3-month U.S. dollar London Interbank Offered Rate + 3.63% thereafter)(d)	150,000	163,660

NetApp, Inc. 3.30%, 9/29/24	25,000	27,303

Newmont Corp.
3.70%, 3/15/23	33,000	34,789
2.80%, 10/1/29	85,000	92,536
6.25%, 10/1/39	112,000	165,125

NextEra Energy Capital Holdings, Inc.
3.15%, 4/1/24(c)	250,000	271,484
3.50%, 4/1/29	527,000	606,037
2.75%, 11/1/29	500,000	547,920
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(d)	33,000	35,644

NIKE, Inc. 2.38%, 11/1/26	74,000	80,722

NiSource, Inc.
3.49%, 5/15/27	110,000	124,506
5.95%, 6/15/41	2,000	2,864
5.65%, 2/1/45	194,000	268,964
4.38%, 5/15/47	121,000	151,398
3.95%, 3/30/48	75,000	89,822

Noble Energy, Inc.
3.90%, 11/15/24	271,000	301,021
3.85%, 1/15/28	163,000	185,200
4.95%, 8/15/47	69,000	91,095

Nordstrom, Inc.
4.00%, 3/15/27(c)	20,000	17,574
6.95%, 3/15/28	30,000	30,537
5.00%, 1/15/44	77,000	54,226

Norfolk Southern Corp.
3.25%, 12/1/21	126,000	129,802
2.90%, 6/15/26	23,000	25,611
3.15%, 6/1/27	100,000	111,029
3.80%, 8/1/28	161,000	191,018
3.94%, 11/1/47	71,000	85,455

Northern Trust Corp.
3.15%, 5/3/29	181,000	207,701
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; 3-month U.S. dollar London Interbank Offered Rate + 1.131% thereafter)(d)	30,000	32,510

Northrop Grumman Corp.
2.55%, 10/15/22	25,000	26,164
3.25%, 8/1/23	11,000	11,932
2.93%, 1/15/25	250,000	273,000
3.20%, 2/1/27(c)	100,000	113,004
3.25%, 1/15/28	100,000	113,271
5.05%, 11/15/40	26,000	34,600
4.75%, 6/1/43	60,000	78,155

Northrop Grumman Systems Corp. 7.75%, 2/15/31	170,000	259,648

Northwestern University 4.64%, 12/1/44	100,000	137,159

NSTAR Electric Co. 3.20%, 5/15/27	150,000	169,300

Nucor Corp.
4.00%, 8/1/23	21,000	22,923
6.40%, 12/1/37	27,000	38,781

O’Reilly Automotive, Inc.
3.60%, 9/1/27	250,000	287,532
4.35%, 6/1/28	35,000	41,510
4.20%, 4/1/30	250,000	301,616

Office Properties Income Trust 4.25%, 5/15/24	50,000	50,687

Oglethorpe Power Corp. 5.25%, 9/1/50	70,000	82,909

Oklahoma Gas & Electric Co. 3.80%, 8/15/28	135,000	155,199

Old Republic International Corp. 3.88%, 8/26/26	110,000	122,199

Omega Healthcare Investors, Inc.
4.95%, 4/1/24	100,000	106,991
4.50%, 4/1/27	90,000	95,627
4.75%, 1/15/28	60,000	64,849
3.63%, 10/1/29	100,000	100,924

ONEOK Partners L.P.
5.00%, 9/15/23	150,000	163,344
6.20%, 9/15/43	50,000	55,348

ONEOK, Inc.
4.00%, 7/13/27	630,000	659,002
4.55%, 7/15/28	357,000	380,340

Oracle Corp.
2.65%, 7/15/26	100,000	109,832
3.25%, 11/15/27	404,000	457,500
2.95%, 4/1/30	600,000	672,413

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Oshkosh Corp. 4.60%, 5/15/28	$32,000	$36,456

Otis Worldwide Corp.
2.29%, 4/5/27(b)	200,000	212,840
2.57%, 2/15/30(b)	300,000	321,030

Owens Corning
4.20%, 12/1/24	25,000	27,687
3.40%, 8/15/26	260,000	280,438
7.00%, 12/1/36	32,000	42,662

Pacific Gas and Electric Co.
3.15%, 1/1/26	500,000	518,165
2.50%, 2/1/31	400,000	385,219

Packaging Corp. of America
3.65%, 9/15/24	42,000	46,151
3.00%, 12/15/29	250,000	274,464

Parker-Hannifin Corp.
3.25%, 3/1/27	100,000	110,598
3.25%, 6/14/29	422,000	477,755

Partners Healthcare System, Inc. 3.34%, 7/1/60, Series 2020	500,000	550,324

PayPal Holdings, Inc.
2.40%, 10/1/24	350,000	373,917
2.85%, 10/1/29	250,000	277,571
2.30%, 6/1/30	300,000	320,000

Pentair Finance Sarl 4.50%, 7/1/29	833,000	937,639

PepsiCo, Inc.
2.38%, 10/6/26(c)	100,000	109,535
3.00%, 10/15/27(c)	462,000	523,849

Pfizer, Inc.
2.75%, 6/3/26	100,000	111,709
3.00%, 12/15/26	260,000	296,664
3.45%, 3/15/29	293,000	344,051
2.63%, 4/1/30	400,000	447,152
1.70%, 5/28/30	100,000	103,591

Philip Morris International, Inc.
2.75%, 2/25/26	44,000	48,477
3.13%, 8/17/27	35,000	39,313
3.13%, 3/2/28	73,000	81,888

Phillips 66
4.65%, 11/15/34(c)	322,000	392,306
4.88%, 11/15/44	115,000	140,568

Phillips 66 Partners L.P.
3.75%, 3/1/28	245,000	257,508
4.90%, 10/1/46	100,000	108,217

Physicians Realty L.P. 3.95%, 1/15/28	25,000	25,982

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/29	78,000	89,933

Pioneer Natural Resources Co. 4.45%, 1/15/26	50,000	58,184

Plains All American Pipeline L.P.
3.65%, 6/1/22	40,000	41,133
3.60%, 11/1/24	142,000	148,215
4.65%, 10/15/25	240,000	261,235
4.50%, 12/15/26	346,000	376,708
3.55%, 12/15/29	50,000	49,927
4.70%, 6/15/44	47,000	43,775

PNC Financial Services Group, Inc. (The)
3.45%, 4/23/29	235,000	272,856
2.55%, 1/22/30	350,000	381,287

PPG Industries, Inc. 2.80%, 8/15/29	82,000	89,165

PPL Capital Funding, Inc.
4.13%, 4/15/30	100,000	118,479
5.00%, 3/15/44	70,000	89,882

Praxair, Inc. 3.20%, 1/30/26	219,000	245,962

President & Fellows of Harvard College
3.15%, 7/15/46	316,000	360,315
2.52%, 10/15/50	275,000	283,320

Principal Financial Group, Inc.
3.10%, 11/15/26	25,000	27,766
3.70%, 5/15/29	21,000	24,519

Procter & Gamble Co. (The)
5.50%, 2/1/34	471,000	669,307
5.80%, 8/15/34	27,000	38,967
3.55%, 3/25/40	72,000	88,383
3.50%, 10/25/47	250,000	317,604
3.60%, 3/25/50	500,000	636,525

Progressive Corp. (The)
2.45%, 1/15/27(c)	25,000	27,182
6.63%, 3/1/29	105,000	143,940

Prologis L.P.
3.75%, 11/1/25	170,000	195,115
4.38%, 2/1/29	60,000	73,834

Prudential Financial, Inc.
5.20%, 3/15/44, (5.20% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 3.04% thereafter)(d)	30,000	31,825
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(d)	88,000	96,871
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(c)(d)	283,000	307,321
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(c)(d)	350,000	404,863
PSEG Power LLC 8.63%, 4/15/31	100,000	147,772
Public Service Co. of Colorado 3.70%, 6/15/28	110,000	128,768

Public Service Electric & Gas Co.
2.25%, 9/15/26	29,000	31,355
3.00%, 5/15/27	35,000	38,902
3.20%, 5/15/29	270,000	308,038
Public Storage 3.09%, 9/15/27	90,000	102,110
Puget Energy, Inc. 3.65%, 5/15/25	65,000	69,648

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
QUALCOMM, Inc. 3.25%, 5/20/27	$432,000	$488,810
Quest Diagnostics, Inc. 2.95%, 6/30/30	405,000	443,053

Raymond James Financial, Inc.
3.63%, 9/15/26	20,000	22,894
4.95%, 7/15/46	55,000	70,496

Raytheon Technologies Corp.
3.95%, 8/16/25	245,000	280,849
3.50%, 3/15/27(b)	190,000	215,892
3.13%, 5/4/27	208,000	230,793
7.20%, 8/15/27(b)	30,000	41,082
4.13%, 11/16/28	523,000	623,808
2.25%, 7/1/30	300,000	317,692
6.13%, 7/15/38	123,000	180,798
4.45%, 11/16/38	152,000	188,403
5.70%, 4/15/40	125,000	174,883
4.15%, 5/15/45	149,000	180,992
3.75%, 11/1/46	111,000	128,408
4.05%, 5/4/47	60,000	72,675

Realty Income Corp.
4.13%, 10/15/26	95,000	110,468
3.00%, 1/15/27	146,000	158,137
3.65%, 1/15/28(c)	25,000	27,956

Regency Centers L.P.
4.13%, 3/15/28	40,000	44,583
2.95%, 9/15/29	272,000	280,845
4.40%, 2/1/47	13,000	14,583

Regions Financial Corp.
3.80%, 8/14/23	25,000	27,267
7.38%, 12/10/37	50,000	75,010
RenaissanceRe Finance, Inc. 3.45%, 7/1/27	25,000	26,720

Republic Services, Inc.
3.20%, 3/15/25	125,000	137,522
3.95%, 5/15/28	60,000	71,051
Rockwell Automation, Inc. 3.50%, 3/1/29	68,000	78,886
Rohm & Haas Co. 7.85%, 7/15/29	116,000	165,478

Roper Technologies, Inc.
3.80%, 12/15/26	90,000	104,379
2.00%, 6/30/30	400,000	410,294
Ross Stores, Inc. 5.45%, 4/15/50	250,000	322,500

RPM International, Inc.
3.75%, 3/15/27	73,000	79,230
4.55%, 3/1/29	100,000	116,711
Ryder System, Inc. 3.88%, 12/1/23	144,000	157,781
S&P Global, Inc. 2.95%, 1/22/27	5,000	5,574

Sabine Pass Liquefaction LLC
5.75%, 5/15/24	150,000	171,711
5.63%, 3/1/25	275,000	320,315
5.88%, 6/30/26	250,000	300,892
5.00%, 3/15/27	150,000	170,749
4.20%, 3/15/28	302,000	332,332
Sabra Health Care L.P. 3.90%, 10/15/29	250,000	243,513
salesforce.com, Inc. 3.70%, 4/11/28	100,000	117,141

Santander Holdings USA, Inc.
3.24%, 10/5/26	150,000	159,806
4.40%, 7/13/27	552,000	616,591

Seagate HDD Cayman
4.75%, 1/1/25	100,000	109,211
4.88%, 6/1/27	156,000	174,742
4.09%, 6/1/29(b)	167,000	179,364

Sempra Energy
2.88%, 10/1/22	59,000	61,351
4.05%, 12/1/23	106,000	116,190
3.25%, 6/15/27	70,000	77,785
3.40%, 2/1/28	352,000	393,504

Sherwin-Williams Co. (The)
3.45%, 8/1/25	25,000	27,819
3.45%, 6/1/27	486,000	552,315
2.95%, 8/15/29	110,000	121,332
2.30%, 5/15/30	250,000	260,482
4.55%, 8/1/45	12,000	14,846

Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/23	96,000	102,240
3.20%, 9/23/26	478,000	535,983

Simon Property Group L.P.
3.30%, 1/15/26	115,000	125,793
3.38%, 6/15/27	175,000	188,674
2.45%, 9/13/29	142,000	141,952

SITE Centers Corp.
3.63%, 2/1/25	100,000	102,499
4.70%, 6/1/27	30,000	31,665
Snap-on, Inc. 3.25%, 3/1/27(c)	100,000	111,063
Sonoco Products Co. 5.75%, 11/1/40	114,000	149,922

Southern California Edison Co.
3.65%, 3/1/28, Series B	170,000	191,159
4.20%, 3/1/29, Series A	100,000	115,762
6.65%, 4/1/29	108,000	134,139

Southern California Gas Co.
4.30%, 1/15/49, Series VV	135,000	177,210
3.95%, 2/15/50, Series WW	276,000	351,275

Southern Co. (The)
2.95%, 7/1/23	50,000	53,214
3.25%, 7/1/26	170,000	190,901
3.70%, 4/30/30, Series A	100,000	114,929
4.25%, 7/1/36	264,000	305,293

Southern Co. Gas Capital Corp.
2.45%, 10/1/23	25,000	26,309
4.40%, 6/1/43	29,000	34,642
4.40%, 5/30/47	3,000	3,688

Southern Power Co.
5.25%, 7/15/43	15,000	17,636
4.95%, 12/15/46, Series F	160,000	184,335

Southwest Airlines Co.
5.13%, 6/15/27	250,000	273,249
3.45%, 11/16/27	100,000	100,010

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Southwestern Electric Power Co.
2.75%, 10/1/26, Series K	$5,000	$5,398
4.10%, 9/15/28, Series M(c)	229,000	267,980
Spectra Energy Partners L.P. 3.38%, 10/15/26	40,000	44,117
Spirit Airlines Pass Through Trust 4.10%, 10/1/29, Series A	128,141	111,063

Spirit Realty L.P.
4.45%, 9/15/26	120,000	130,039
3.40%, 1/15/30	150,000	149,621
Stanford Health Care 3.80%, 11/15/48, Series 2018	425,000	535,193

Stanley Black & Decker, Inc.
3.40%, 3/1/26	15,000	17,010
4.25%, 11/15/28	125,000	151,148

Starbucks Corp.
3.85%, 10/1/23(c)	27,000	29,634
3.80%, 8/15/25	147,000	167,303
2.45%, 6/15/26	116,000	125,956
4.00%, 11/15/28	483,000	570,323
3.55%, 8/15/29	454,000	523,214

State Street Corp.
2.65%, 5/19/26	55,000	60,970
3.03%, 11/1/34, (3.031% fixed rate until 11/1/29; Secured Overnight Financing Rate + 1.49% thereafter)(d)	310,000	341,126

Steel Dynamics, Inc.
2.80%, 12/15/24	258,000	273,666
3.45%, 4/15/30	24,000	26,427
Steelcase, Inc. 5.13%, 1/18/29	170,000	184,874
Stifel Financial Corp. 4.25%, 7/18/24	25,000	27,723

STORE Capital Corp.
4.50%, 3/15/28	30,000	31,767
4.63%, 3/15/29	25,000	26,702

Stryker Corp.
3.50%, 3/15/26	40,000	45,377
4.63%, 3/15/46	575,000	758,869

Sunoco Logistics Partners Operations L.P.
4.00%, 10/1/27	911,000	937,299
4.95%, 1/15/43	4,000	3,650
5.40%, 10/1/47	60,000	59,661
SVB Financial Group 3.50%, 1/29/25	220,000	237,209

Synchrony Financial
4.25%, 8/15/24	224,000	240,689
4.50%, 7/23/25	43,000	46,823
3.70%, 8/4/26	99,000	103,199
3.95%, 12/1/27	423,000	446,496
Synovus Financial Corp. 3.13%, 11/1/22	25,000	25,906

Sysco Corp.
3.30%, 7/15/26	170,000	184,734
3.25%, 7/15/27	610,000	658,040
5.95%, 4/1/30	200,000	252,895
5.38%, 9/21/35	22,000	27,045

T-Mobile USA, Inc.
1.50%, 2/15/26(b)	250,000	254,233
3.75%, 4/15/27(b)	750,000	849,188
3.88%, 4/15/30(b)	1,000,000	1,147,480
4.50%, 4/15/50(b)	300,000	366,903
Tanger Properties L.P. 3.13%, 9/1/26	90,000	84,840

Tapestry, Inc.
4.25%, 4/1/25	36,000	36,723
4.13%, 7/15/27	59,000	57,691
Target Corp. 3.38%, 4/15/29	280,000	327,183
TC PipeLines L.P. 3.90%, 5/25/27	317,000	342,522
TD Ameritrade Holding Corp. 3.30%, 4/1/27	135,000	152,796

Texas Instruments, Inc.
2.90%, 11/3/27	65,000	73,120
2.25%, 9/4/29	100,000	107,317

Textron, Inc.
3.88%, 3/1/25	8,000	8,664
3.38%, 3/1/28	450,000	480,086

Thermo Fisher Scientific, Inc.
4.15%, 2/1/24	80,000	88,800
3.20%, 8/15/27	590,000	666,566
2.60%, 10/1/29	110,000	119,481
4.10%, 8/15/47	40,000	51,263

Time Warner Cable LLC
6.55%, 5/1/37	101,000	136,189
6.75%, 6/15/39	77,000	107,377
Time Warner Entertainment Co. L.P. 8.38%, 3/15/23	32,000	38,077

Timken Co. (The)
3.88%, 9/1/24	101,000	107,255
4.50%, 12/15/28	256,000	282,758
TJX Cos., Inc. (The) 2.25%, 9/15/26	80,000	85,581
Toyota Motor Credit Corp. 2.15%, 2/13/30	500,000	531,288

Trane Technologies Global Holding Co., Ltd.
4.25%, 6/15/23	93,000	102,906
5.75%, 6/15/43	50,000	70,001

Trane Technologies Luxembourg Finance S.A.
3.55%, 11/1/24(c)	98,000	108,592
3.80%, 3/21/29	150,000	176,029
Transatlantic Holdings, Inc. 8.00%, 11/30/39	8,000	12,537
Transcontinental Gas Pipe Line Co. LLC 4.00%, 3/15/28	45,000	51,078
Trimble, Inc. 4.90%, 6/15/28	50,000	59,826

Truist Bank
3.63%, 9/16/25	250,000	283,933
3.30%, 5/15/26	40,000	45,194
2.25%, 3/11/30	250,000	260,199
Trustees of Princeton University (The) 5.70%, 3/1/39	340,000	526,267
Trustees of the University of Pennsylvania (The) 3.61%, 2/15/2119	150,000	173,477

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

TWDC Enterprises 18 Corp.
3.00%, 2/13/26	$100,000	$111,329
1.85%, 7/30/26	81,000	85,324
2.95%, 6/15/27	112,000	124,405

Tyson Foods, Inc.
3.95%, 8/15/24(c)	206,000	229,623
4.00%, 3/1/26	178,000	205,030
4.35%, 3/1/29(c)	335,000	405,219
4.88%, 8/15/34	141,000	185,459
4.55%, 6/2/47	50,000	63,153
5.10%, 9/28/48	21,000	28,921

U.S. Bancorp
3.10%, 4/27/26	25,000	28,061
3.15%, 4/27/27, Series X	339,000	384,598
3.00%, 7/30/29	195,000	216,232

UDR, Inc.
2.95%, 9/1/26	90,000	97,364
3.50%, 1/15/28	25,000	27,908
4.40%, 1/26/29	79,000	94,210
3.20%, 1/15/30(c)	215,000	239,350
3.00%, 8/15/31(c)	70,000	76,890

Union Pacific Corp.
3.50%, 6/8/23	286,000	309,803
3.75%, 7/15/25	81,000	92,307
3.25%, 8/15/25	180,000	200,442
2.75%, 3/1/26	84,000	92,009
3.00%, 4/15/27	241,000	270,202
3.60%, 9/15/37	275,000	309,917
4.30%, 6/15/42	10,000	12,269
4.05%, 11/15/45	30,000	36,393
4.05%, 3/1/46	99,000	120,625
4.00%, 4/15/47	65,000	79,257
4.50%, 9/10/48	109,000	145,239
3.25%, 2/5/50	100,000	111,213
3.80%, 10/1/51	85,000	102,874
3.88%, 2/1/55	30,000	36,378

United Airlines Pass Through Trust
4.30%, 2/15/27, Series A	144,075	134,645
4.00%, 10/11/27, Series A	48,494	45,608
3.75%, 3/3/28, Series A	12,679	12,026
3.45%, 1/7/30, Series A	25,251	21,069

United Parcel Service, Inc.
3.05%, 11/15/27	49,000	55,561
3.40%, 3/15/29	150,000	174,652

UnitedHealth Group, Inc.
3.10%, 3/15/26	152,000	171,235
3.45%, 1/15/27	103,000	118,256
3.38%, 4/15/27	95,000	108,653
2.95%, 10/15/27	100,000	112,362
3.85%, 6/15/28	95,000	112,470
3.88%, 12/15/28	190,000	227,359
University of Chicago (The) 4.00%, 10/1/53	75,000	95,201
University of Notre Dame du Lac 3.39%, 2/15/48, Series 2017	12,000	14,285

University of Southern California
3.03%, 10/1/39	524,000	580,392
3.23%, 10/1/2120, Series A	250,000	263,053
Unum Group 5.75%, 8/15/42	122,000	139,797
Upjohn, Inc. 2.70%, 6/22/30(b)	500,000	521,642

Valero Energy Corp.
3.65%, 3/15/25	105,000	115,194
3.40%, 9/15/26	60,000	66,224
4.35%, 6/1/28	343,000	391,389
4.00%, 4/1/29	150,000	169,034
4.90%, 3/15/45	63,000	75,082

Valero Energy Partners L.P.
4.38%, 12/15/26	162,000	186,603
4.50%, 3/15/28	50,000	57,608
Valmont Industries, Inc. 5.00%, 10/1/44	105,000	115,967

Ventas Realty L.P.
3.50%, 4/15/24	41,000	43,884
2.65%, 1/15/25	245,000	256,083
3.50%, 2/1/25	65,000	70,119
3.25%, 10/15/26	85,000	90,804
4.00%, 3/1/28	115,000	124,607
4.40%, 1/15/29	60,000	67,374
3.00%, 1/15/30	200,000	202,342

VEREIT Operating Partnership L.P.
4.88%, 6/1/26	45,000	50,270
3.95%, 8/15/27	195,000	209,458

Verisk Analytics, Inc.
4.00%, 6/15/25	150,000	171,889
5.50%, 6/15/45	25,000	35,407

Verizon Communications, Inc.
2.95%, 3/15/22	35,000	36,393
2.45%, 11/1/22(c)	76,000	78,874
3.50%, 11/1/24	155,000	172,658
3.38%, 2/15/25	206,000	230,745
2.63%, 8/15/26	531,000	585,751
4.13%, 3/16/27	338,000	400,244
4.33%, 9/21/28	543,000	657,962
3.88%, 2/8/29	105,000	124,550
4.02%, 12/3/29	973,000	1,171,659
4.50%, 8/10/33	726,000	921,940
4.40%, 11/1/34	666,000	830,712
4.81%, 3/15/39	560,000	741,271
4.13%, 8/15/46	38,000	47,318
4.86%, 8/21/46	115,000	155,525
5.01%, 4/15/49	52,000	72,716
5.01%, 8/21/54	50,000	72,518

VF Corp.
2.80%, 4/23/27	260,000	281,392
2.95%, 4/23/30	100,000	108,816

ViacomCBS, Inc.
3.88%, 4/1/24	101,000	110,335
3.70%, 8/15/24	88,000	96,605
3.50%, 1/15/25	35,000	38,663
2.90%, 1/15/27(c)	92,000	99,516
3.38%, 2/15/28	170,000	187,431
3.70%, 6/1/28	134,000	148,637
7.88%, 7/30/30	47,000	68,101
4.95%, 1/15/31	250,000	299,273

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
5.85%, 9/1/43	$141,000	$176,543
5.25%, 4/1/44	30,000	35,142

Virginia Electric & Power Co.
2.95%, 11/15/26, Series B	135,000	151,695
3.50%, 3/15/27, Series A	107,000	121,920

Visa, Inc.
4.15%, 12/14/35	995,000	1,299,552
4.30%, 12/14/45	880,000	1,175,243
3.65%, 9/15/47	680,000	840,743
VMware, Inc. 3.90%, 8/21/27	190,000	211,087

Vulcan Materials Co.
3.90%, 4/1/27	25,000	28,169
4.50%, 6/15/47	80,000	93,540
4.70%, 3/1/48	30,000	35,861
Walgreen Co. 3.10%, 9/15/22	42,000	44,137

Walgreens Boots Alliance, Inc.
3.30%, 11/18/21	281,000	289,296
3.80%, 11/18/24	100,000	110,567
3.45%, 6/1/26	175,000	192,560
3.20%, 4/15/30	250,000	265,838
4.50%, 11/18/34	35,000	40,280
4.80%, 11/18/44	52,000	57,408

Walmart, Inc.
5.25%, 9/1/35	1,379,000	1,996,562
6.50%, 8/15/37	238,000	379,620
6.20%, 4/15/38	100,000	157,585
3.95%, 6/28/38	593,000	742,222
5.00%, 10/25/40	62,000	87,695
5.63%, 4/15/41	625,000	950,891
4.00%, 4/11/43	66,000	83,010
3.63%, 12/15/47	1,061,000	1,307,299
4.05%, 6/29/48	710,000	924,273
2.95%, 9/24/49	627,000	698,165

Walt Disney Co. (The)
3.70%, 10/15/25	94,000	107,081
3.38%, 11/15/26	65,000	73,931
Waste Connections, Inc. 3.50%, 5/1/29	75,000	85,689

Waste Management, Inc.
2.90%, 9/15/22	47,000	49,195
3.13%, 3/1/25	128,000	140,684
3.15%, 11/15/27	175,000	195,464
3.90%, 3/1/35	172,000	207,151

Wells Fargo & Co.
3.55%, 9/29/25	83,000	93,010
3.00%, 4/22/26	222,000	243,498
4.10%, 6/3/26	129,000	146,002
3.00%, 10/23/26	536,000	590,843
4.30%, 7/22/27	313,000	361,024
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(d)	634,000	711,987
4.15%, 1/24/29	684,000	807,971
5.95%, 12/1/86	213,000	278,303

Welltower, Inc.
4.00%, 6/1/25	170,000	191,644
4.25%, 4/1/26	120,000	137,330
4.25%, 4/15/28	75,000	85,126
4.13%, 3/15/29	99,000	111,475
3.10%, 1/15/30	364,000	383,510
Western Union Co. (The) 4.25%, 6/9/23	65,000	70,512

Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26	70,000	74,124
4.95%, 9/15/28	418,000	481,297

Westlake Chemical Corp.
3.60%, 8/15/26	90,000	98,434
5.00%, 8/15/46	55,000	63,174
4.38%, 11/15/47	35,000	37,033
WestRock MWV LLC 8.20%, 1/15/30	36,000	51,305
WestRock RKT LLC 4.00%, 3/1/23	74,000	79,445

Weyerhaeuser Co.
3.25%, 3/15/23	38,000	40,135
6.95%, 10/1/27	75,000	95,734
4.00%, 11/15/29	100,000	115,075
7.38%, 3/15/32	150,000	218,180

Williams Cos., Inc. (The)
3.60%, 3/15/22	401,000	416,619
4.30%, 3/4/24	61,000	67,055
4.55%, 6/24/24	146,000	164,106
3.90%, 1/15/25	100,000	110,397
4.00%, 9/15/25	68,000	76,110
3.75%, 6/15/27	214,000	236,576
8.75%, 3/15/32	45,000	65,014
5.75%, 6/24/44	102,000	122,996
5.10%, 9/15/45	50,000	58,651

Willis North America, Inc.
3.60%, 5/15/24	138,000	151,189
4.50%, 9/15/28	50,000	59,693
WR Berkley Corp. 4.75%, 8/1/44	8,000	9,941

WRKCo, Inc.
3.75%, 3/15/25	250,000	281,354
4.65%, 3/15/26	100,000	117,833
4.00%, 3/15/28	85,000	97,505
4.90%, 3/15/29	162,000	199,724
Xcel Energy, Inc. 3.40%, 6/1/30	250,000	289,662

Zimmer Biomet Holdings, Inc.
3.38%, 11/30/21	6,000	6,171
3.70%, 3/19/23	145,000	155,608
3.55%, 4/1/25	150,000	166,818

Zoetis, Inc.
3.25%, 2/1/23	88,000	93,311
3.00%, 9/12/27	157,000	175,440
4.70%, 2/1/43	25,000	33,197
3.95%, 9/12/47	25,000	31,113

4.45%, 8/20/48	100,000	133,135
TOTAL U.S. CORPORATE BONDS (Cost: $309,557,501)		331,790,740

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

FOREIGN CORPORATE BONDS – 4.4%

Australia – 0.0%
BHP Billiton Finance USA Ltd. 6.42%, 3/1/26	$30,000	$38,066
Rio Tinto Finance USA Ltd. 7.13%, 7/15/28	48,000	68,097

Westpac Banking Corp.
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(d)	315,000	359,534

Total Australia		465,697

Austria – 0.0%

Suzano Austria GmbH 6.00%, 1/15/29	250,000	283,938

Belgium – 0.4%

Anheuser-Busch Cos. LLC
3.65%, 2/1/26	396,000	448,661
4.70%, 2/1/36	300,000	360,774
4.90%, 2/1/46	90,000	111,481
Anheuser-Busch InBev Finance, Inc. 3.65%, 2/1/26	462,000	521,674

Anheuser-Busch InBev Worldwide, Inc.
4.15%, 1/23/25	89,000	101,160
4.00%, 4/13/28	425,000	492,954
4.75%, 1/23/29	817,000	997,207
4.90%, 1/23/31	610,000	778,172
4.38%, 4/15/38	80,000	92,394
8.20%, 1/15/39	150,000	241,821
5.45%, 1/23/39	50,000	63,911
8.00%, 11/15/39	96,000	151,708
4.44%, 10/6/48	86,000	100,510
5.55%, 1/23/49	140,000	188,692
4.60%, 6/1/60	240,000	296,109

Total Belgium		4,947,228

Bermuda – 0.0%
Enstar Group Ltd. 4.95%, 6/1/29	196,000	218,877
RenaissanceRe Holdings Ltd. 3.60%, 4/15/29(c)	125,000	140,969

XLIT Ltd.
4.45%, 3/31/25	10,000	11,262
5.50%, 3/31/45	35,000	48,076

Total Bermuda		419,184

Brazil – 0.0%
Fibria Overseas Finance Ltd. 5.25%, 5/12/24	200,000	219,021
Vale Overseas Ltd. 6.88%, 11/21/36	300,000	399,445

Total Brazil		618,466

Canada – 0.7%

Bank of Montreal
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(d)	304,000	337,177
Barrick North America Finance LLC 5.75%, 5/1/43	82,000	120,147
Barrick PD Australia Finance Pty Ltd. 5.95%, 10/15/39	50,000	71,710
Bell Canada, Inc. 4.30%, 7/29/49	250,000	315,301
Brookfield Asset Management, Inc. 4.00%, 1/15/25	110,000	121,527
Brookfield Finance, Inc. 3.90%, 1/25/28	50,000	56,550
Canadian National Railway Co. 6.90%, 7/15/28	125,000	174,129

Canadian Natural Resources Ltd.
3.45%, 11/15/21	15,000	15,384
2.95%, 1/15/23	125,000	130,254
3.85%, 6/1/27	556,000	601,824
7.20%, 1/15/32	409,000	542,336
6.50%, 2/15/37	4,000	5,079
6.75%, 2/1/39	15,000	19,477

Canadian Pacific Railway Co.
4.00%, 6/1/28	46,000	54,341
7.13%, 10/15/31	313,000	461,199
4.80%, 9/15/35	45,000	59,552
Emera U.S. Finance L.P. 3.55%, 6/15/26	160,000	179,519

Enbridge, Inc.
4.00%, 10/1/23	50,000	54,405
4.25%, 12/1/26	15,000	17,367
3.70%, 7/15/27(c)	250,000	279,522
Fairfax Financial Holdings Ltd. 4.85%, 4/17/28	150,000	166,571
Fortis, Inc. 3.06%, 10/4/26	220,000	240,824
Magna International, Inc. 4.15%, 10/1/25	64,000	73,062

Manulife Financial Corp.
4.15%, 3/4/26	122,000	144,565
4.06%, 2/24/32, (4.061% fixed rate until 2/24/27; 5-year U.S. dollar ICE Swap Rate + 1.647% thereafter)(d)	25,000	26,749

Nutrien Ltd.
3.15%, 10/1/22	15,000	15,723
3.50%, 6/1/23	100,000	106,903
3.63%, 3/15/24	24,000	26,225
4.20%, 4/1/29	182,000	217,398
4.13%, 3/15/35	55,000	63,877
5.88%, 12/1/36	60,000	74,160

Ovintiv, Inc.
3.90%, 11/15/21	55,000	55,655
8.13%, 9/15/30(c)	35,000	37,595
7.38%, 11/1/31	35,000	36,621
6.63%, 8/15/37	65,000	63,043
6.50%, 2/1/38	212,000	201,459

Rogers Communications, Inc.
4.10%, 10/1/23	52,000	57,291
5.00%, 3/15/44	93,000	122,035
4.30%, 2/15/48	100,000	124,593

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
Royal Bank of Canada 4.65%, 1/27/26	$227,000	$269,296

Suncor Energy, Inc.
3.60%, 12/1/24	194,000	214,032
7.15%, 2/1/32	122,000	161,279
5.95%, 12/1/34	191,000	233,421
5.95%, 5/15/35	36,000	45,226
6.80%, 5/15/38	18,000	24,552
Teck Resources Ltd. 6.13%, 10/1/35	215,000	254,288
TELUS Corp. 3.70%, 9/15/27	120,000	135,952
Thomson Reuters Corp. 5.65%, 11/23/43	90,000	120,423

Toronto-Dominion Bank (The)
3.63%, 9/15/31, (3.625% fixed rate until 9/15/26; 5-year U.S. dollar Swap Rate + 2.205% thereafter)(d)	180,000	205,047

TransCanada PipeLines Ltd.
3.75%, 10/16/23	25,000	27,247
4.25%, 5/15/28	452,000	527,269
4.63%, 3/1/34	990,000	1,193,149
6.10%, 6/1/40	50,000	68,049

Total Canada		8,950,379

China – 0.1%
Alibaba Group Holding Ltd. 3.40%, 12/6/27	230,000	260,670
Baidu, Inc. 3.63%, 7/6/27(c)	200,000	220,415

CNOOC Finance 2013 Ltd.
3.50%, 5/5/25	200,000	221,145
2.88%, 9/30/29	300,000	323,801

Total China		1,026,031

Colombia – 0.1%

Ecopetrol S.A.
5.88%, 9/18/23	205,000	228,063
4.13%, 1/16/25	262,000	275,624
5.38%, 6/26/26(c)	380,000	422,750
7.38%, 9/18/43	108,000	139,779
5.88%, 5/28/45	470,000	534,237

Total Colombia		1,600,453

France – 0.2%
Orange S.A. 9.00%, 3/1/31	634,000	1,041,678

Total Capital International S.A.
3.46%, 7/12/49	500,000	558,984
3.13%, 5/29/50	500,000	527,889
Veolia Environnement S.A. 6.75%, 6/1/38	33,000	47,088

Total France		2,175,639

Germany – 0.1%

Deutsche Bank AG
3.95%, 2/27/23	140,000	148,040
3.70%, 5/30/24(c)	205,000	219,377
4.10%, 1/13/26	75,000	80,021

Deutsche Telekom International Finance B.V.
8.75%, 6/15/30	531,000	837,269
9.25%, 6/1/32	48,000	80,905

Total Germany		1,365,612

Ireland – 0.1%

AerCap Ireland Capital DAC
5.00%, 10/1/21	175,000	180,248
3.95%, 2/1/22	150,000	151,960
4.88%, 1/16/24	296,000	304,941
3.65%, 7/21/27(c)	200,000	186,721

Total Ireland		823,870

Japan – 0.3%
Beam Suntory, Inc. 3.25%, 5/15/22	35,000	36,513

Mitsubishi UFJ Financial Group, Inc.
3.29%, 7/25/27(c)	275,000	308,714
3.96%, 3/2/28	215,000	250,935
4.05%, 9/11/28	10,000	11,816
3.74%, 3/7/29	406,000	468,987

Mizuho Financial Group, Inc.
3.17%, 9/11/27	325,000	361,108
4.02%, 3/5/28	225,000	260,914
Nomura Holdings, Inc. 3.10%, 1/16/30	300,000	321,975
ORIX Corp. 3.70%, 7/18/27	80,000	90,316

Sumitomo Mitsui Financial Group, Inc.
3.78%, 3/9/26	100,000	114,762
2.63%, 7/14/26	136,000	147,932
3.45%, 1/11/27	153,000	171,792
3.36%, 7/12/27	8,000	8,956
3.54%, 1/17/28	150,000	170,047
3.94%, 7/19/28	629,000	734,407
4.31%, 10/16/28	136,000	162,495
3.04%, 7/16/29	250,000	274,591

Takeda Pharmaceutical Co., Ltd.
5.00%, 11/26/28	245,000	303,831
3.18%, 7/9/50	250,000	257,374

Total Japan		4,457,465

Macau – 0.0%

Sands China Ltd. 5.40%, 8/8/28	450,000	511,452

Mexico – 0.1%
America Movil S.A.B. de C.V. 3.63%, 4/22/29	215,000	245,526

Grupo Televisa S.A.B.
6.63%, 3/18/25	300,000	361,300
6.63%, 1/15/40	50,000	66,117

Total Mexico		672,943

Netherlands – 0.7%

Cooperatieve Rabobank UA
4.63%, 12/1/23	250,000	278,787
3.75%, 7/21/26	475,000	536,413
5.25%, 5/24/41(c)	265,000	393,135

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
ING Groep N.V. 4.55%, 10/2/28	$250,000	$304,926
Koninklijke Ahold Delhaize N.V. 5.70%, 10/1/40	40,000	56,386

NXP B.V.
5.35%, 3/1/26(b)	102,000	122,203
3.40%, 5/1/30(b)	500,000	555,420

Shell International Finance B.V.
4.13%, 5/11/35	1,084,000	1,340,411
6.38%, 12/15/38	750,000	1,126,125
3.63%, 8/21/42	450,000	502,534
4.55%, 8/12/43	78,000	97,949
4.38%, 5/11/45	1,048,000	1,304,640
4.00%, 5/10/46	575,000	687,675
3.75%, 9/12/46	775,000	891,940
3.13%, 11/7/49	555,000	584,692

Total Netherlands		8,783,236

Norway – 0.2%

Equinor ASA
5.10%, 8/17/40	500,000	682,659
4.25%, 11/23/41	485,000	597,002
3.25%, 11/18/49	659,000	711,760
3.70%, 4/6/50	100,000	117,059

Total Norway		2,108,480

Peru – 0.0%

Southern Copper Corp.
3.88%, 4/23/25	65,000	71,897
6.75%, 4/16/40	35,000	50,650

Total Peru		122,547

Spain – 0.1%

Banco Santander S.A.
4.25%, 4/11/27	200,000	226,303
3.80%, 2/23/28	200,000	219,848

Telefonica Emisiones S.A.
7.05%, 6/20/36	195,000	284,382
5.52%, 3/1/49	150,000	190,215

Total Spain		920,748

Switzerland – 0.2%
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25	300,000	332,729

Novartis Capital Corp.
4.40%, 5/6/44	895,000	1,197,930
4.00%, 11/20/45	300,000	383,038
2.75%, 8/14/50	525,000	560,138
Syngenta Finance N.V. 3.13%, 3/28/22	318,000	324,304
Tyco Electronics Group S.A. 3.13%, 8/15/27	120,000	130,997

Total Switzerland		2,929,136

United Kingdom – 1.1%

AstraZeneca PLC
3.38%, 11/16/25	446,000	503,120
3.13%, 6/12/27	457,000	509,104
4.38%, 8/17/48	30,000	40,750

Barclays PLC
4.61%, 2/15/23, (4.61% fixed rate until 2/15/22; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(d)	340,000	357,562
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(d)	245,000	265,074
3.93%, 5/7/25, (3.932% fixed rate until 5/7/24; 3-month U.S. dollar London Interbank Offered Rate + 1.61% thereafter)(d)	200,000	217,530
4.38%, 1/12/26	200,000	227,969
4.84%, 5/9/28	250,000	279,190
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; 3-month U.S. dollar London Interbank Offered Rate + 1.902% thereafter)(d)	575,000	685,012
5.09%, 6/20/30, (5.088% fixed rate until 6/20/29; 3-month U.S. dollar London Interbank Offered Rate + 3.054% thereafter)(d)	500,000	581,613
2.65%, 6/24/31, (2.645% fixed rate until 6/24/2030; 1-year Constant Maturity Treasury Rate + 1.90% thereafter)(d)	250,000	254,520

BAT Capital Corp.
3.22%, 8/15/24	300,000	323,842
3.56%, 8/15/27	755,000	827,444
4.39%, 8/15/37	500,000	545,656

BP Capital Markets PLC
3.28%, 9/19/27	156,000	174,557
3.72%, 11/28/28	125,000	144,208

British Telecommunications PLC
5.13%, 12/4/28	250,000	308,793
9.63%, 12/15/30	402,000	655,709
CNH Industrial N.V. 3.85%, 11/15/27	25,000	27,134
GlaxoSmithKline Capital, Inc. 3.88%, 5/15/28	111,000	131,907

HSBC Holdings PLC
4.38%, 11/23/26	250,000	283,083
4.04%, 3/13/28, (4.041% fixed rate until 3/13/27; 3-month U.S. dollar London Interbank Offered Rate + 1.546% thereafter)(d)	318,000	357,942
4.95%, 3/31/30	350,000	431,971
3.97%, 5/22/30, (3.973% fixed rate until 5/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.61% thereafter)(d)	415,000	471,226
Janus Capital Group, Inc. 4.88%, 8/1/25	2,000	2,281

Lloyds Banking Group PLC
4.58%, 12/10/25	250,000	281,833
4.65%, 3/24/26	320,000	363,856
4.55%, 8/16/28(c)	250,000	299,488

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(d)	$250,000	$278,594

Natwest Group PLC
3.88%, 9/12/23	205,000	222,457
6.00%, 12/19/23	122,000	137,677
5.13%, 5/28/24	475,000	526,629
4.52%, 6/25/24, (4.519% fixed rate until 6/25/23; 3-month U.S. dollar London Interbank Offered Rate + 1.55% thereafter)(d)	225,000	245,625
4.89%, 5/18/29, (4.892% fixed rate until 5/18/28; 3-month U.S. dollar London Interbank Offered Rate + 1.754% thereafter)(d)	230,000	274,327
5.08%, 1/27/30, (5.076% fixed rate until 1/27/29; 3-month U.S. dollar London Interbank Offered Rate + 1.905% thereafter)(d)	200,000	243,925

Reynolds American, Inc.
4.45%, 6/12/25	190,000	216,503
5.70%, 8/15/35	125,000	155,285
6.15%, 9/15/43	120,000	151,309
5.85%, 8/15/45	134,000	166,704

Santander UK Group Holdings PLC
3.57%, 1/10/23	400,000	414,288
3.82%, 11/3/28, (3.823% fixed rate until 11/3/27; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(d)	200,000	223,242

Unilever Capital Corp.
2.90%, 5/5/27	120,000	135,183
3.50%, 3/22/28	320,000	377,151

Vodafone Group PLC
3.75%, 1/16/24	142,000	155,848
4.13%, 5/30/25	95,000	109,078
4.38%, 5/30/28	352,000	421,874
7.88%, 2/15/30	174,000	254,754
5.00%, 5/30/38	82,000	103,158
5.25%, 5/30/48	105,000	137,998
4.25%, 9/17/50	30,000	35,137

WPP Finance 2010
3.63%, 9/7/22	6,000	6,299
3.75%, 9/19/24	419,000	460,215

Total United Kingdom		15,005,634
TOTAL FOREIGN CORPORATE BONDS (Cost: $54,228,840)		58,188,138

FOREIGN GOVERNMENT AGENCIES – 0.4%

Canada – 0.1%
Hydro-Quebec 9.38%, 4/15/30, Series HK	10,000	16,972
Province of New Brunswick Canada 3.63%, 2/24/28	1,279,000	1,506,360

Total Canada		1,523,332

Germany – 0.1%

Kreditanstalt fuer Wiederaufbau
0.75%, 9/30/30	1,000,000	994,931
5.78%, 6/29/37(e)	377,000	307,421

Total Germany		1,302,352

Japan – 0.2%

Japan Bank for International Cooperation
2.13%, 2/10/25, Series DTC	200,000	213,629
1.88%, 7/21/26	250,000	267,071
2.88%, 6/1/27	570,000	647,112
2.88%, 7/21/27	250,000	284,323
3.50%, 10/31/28	200,000	240,594
Japan International Cooperation Agency 2.13%, 10/20/26	250,000	269,689

Total Japan		1,922,418
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $4,400,966)		4,748,102

FOREIGN GOVERNMENT OBLIGATIONS – 1.3%

Chile – 0.0%

Chile Government International Bond 3.24%, 2/6/28	318,000	355,316

Colombia – 0.2%

Colombia Government International Bond
4.50%, 1/28/26	550,000	612,070
3.88%, 4/25/27	770,000	841,279
7.38%, 9/18/37	162,000	232,875
5.63%, 2/26/44	200,000	254,902
5.20%, 5/15/49	200,000	248,559

Total Colombia		2,189,685

Hungary – 0.1%

Hungary Government International Bond
5.38%, 2/21/23	36,000	39,832
5.75%, 11/22/23	166,000	190,970
5.38%, 3/25/24	200,000	230,652
7.63%, 3/29/41	200,000	357,550

Total Hungary		819,004

Indonesia – 0.1%

Indonesia Government International Bond
4.45%, 2/11/24	205,000	227,139
3.50%, 1/11/28	200,000	220,529
4.10%, 4/24/28	460,000	525,814
4.35%, 1/11/48	250,000	297,365
5.35%, 2/11/49	200,000	270,269

Total Indonesia		1,541,116

Israel – 0.0%

Israel Government International Bond 2.88%, 3/16/26	400,000	441,088

Italy – 0.1%

Republic of Italy Government International Bond
2.38%, 10/17/24	300,000	310,962
2.88%, 10/17/29	350,000	360,124
5.38%, 6/15/33	371,000	466,650

Total Italy		1,137,736

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

Mexico – 0.3%

Mexico Government International Bond
3.63%, 3/15/22	$622,000	$653,100
4.00%, 10/2/23	182,000	198,670
3.60%, 1/30/25	225,000	244,688
4.13%, 1/21/26	300,000	335,493
4.15%, 3/28/27	457,000	509,498
4.50%, 4/22/29	370,000	417,869
7.50%, 4/8/33, Series MTNA	105,000	148,581
6.75%, 9/27/34, Series MTNA	140,000	191,598
6.05%, 1/11/40	126,000	162,786
4.75%, 3/8/44	214,000	240,920
5.55%, 1/21/45	209,000	259,944
4.35%, 1/15/47	305,000	326,898
4.60%, 2/10/48	200,000	220,909
5.75%, 10/12/2110	20,000	24,416

Total Mexico		3,935,370

Panama – 0.1%

Panama Government International Bond
3.75%, 3/16/25	250,000	275,914
8.88%, 9/30/27	256,000	369,743
3.88%, 3/17/28	200,000	227,971
9.38%, 4/1/29	171,000	266,471
6.70%, 1/26/36	310,000	457,806
4.50%, 5/15/47	200,000	258,359

Total Panama		1,856,264

Peru – 0.1%

Peruvian Government International Bond
4.13%, 8/25/27	204,000	238,386
2.84%, 6/20/30	300,000	330,618
8.75%, 11/21/33	261,000	445,707
6.55%, 3/14/37	80,000	124,664

Total Peru		1,139,375

Philippines – 0.2%

Philippine Government International Bond
5.50%, 3/30/26	200,000	246,205
3.00%, 2/1/28	450,000	491,416
9.50%, 2/2/30	307,000	505,705
7.75%, 1/14/31	125,000	190,632
6.38%, 1/15/32	285,000	402,933
3.95%, 1/20/40	200,000	236,545
3.70%, 2/2/42	430,000	500,292

Total Philippines		2,573,728

Poland – 0.0%

Republic of Poland Government International Bond 3.25%, 4/6/26	368,000	416,512

Uruguay – 0.1%

Uruguay Government International Bond
4.38%, 10/27/27	135,000	157,553
4.38%, 1/23/31	50,000	60,016
7.63%, 3/21/36	30,000	47,484
4.13%, 11/20/45	60,000	73,200
5.10%, 6/18/50	100,000	138,180
4.98%, 4/20/55	140,000	192,403

Total Uruguay		668,836
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $15,578,889)		17,074,030

SUPRANATIONAL BONDS – 0.1%
European Investment Bank 4.88%, 2/15/36	260,000	391,435

Inter-American Development Bank
3.88%, 10/28/41	100,000	139,627
3.20%, 8/7/42	677,000	866,758
4.38%, 1/24/44	100,000	153,502

International Bank for Reconstruction & Development 4.75%, 2/15/35	255,000	378,771
TOTAL SUPRANATIONAL BONDS (Cost: $1,765,998)		1,930,093

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.1%

United States – 7.1%

Banc of America Commercial Mortgage Trust
3.17%, 7/15/49, Series 2016-UB10, Class A4	255,000	278,753
3.12%, 2/15/50, Series 2017-BNK3, Class A2	200,000	203,978
3.37%, 2/15/50, Series 2017-BNK3, Class ASB	500,000	543,564
3.57%, 2/15/50, Series 2017-BNK3, Class A4	100,000	113,093

Bank
4.01%, 2/15/52, Series 2019-BN16, Class A4	350,000	415,224
2.85%, 10/17/52, Series 2019-BN21, Class A5	500,000	556,818
3.02%, 6/15/60, Series 2017-BNK5, Class A3	500,000	533,519
3.39%, 6/15/60, Series 2017-BNK5, Class A5	190,000	213,817
4.23%, 9/15/60, Series 2018-BN14, Class A4^(d)	577,767	691,057
3.43%, 2/15/61, Series 2018-BN10, Class A4	10,000	11,277
4.26%, 5/15/61, Series 2018-BN12, Class A4^(d)	210,000	250,362
3.33%, 5/15/62, Series 2019-BN18, Class A3	300,000	342,662
2.76%, 9/15/62, Series 2019-BN20, Class A2	500,000	552,673
2.69%, 3/15/63, Series 2020-BN26, Class AS	440,000	467,605

Barclays Commercial Mortgage Trust
3.67%, 2/15/50, Series 2017-C1, Class A4	400,000	454,984
2.92%, 8/15/52, Series 2019-C4, Class A5	750,000	831,461

Benchmark Mortgage Trust
3.62%, 2/15/51, Series 2018-B2, Class A4	350,000	401,155
3.88%, 2/15/51, Series 2018-B2, Class A5^(d)	230,000	268,323
3.76%, 4/10/51, Series 2018-B3, Class A4	350,000	399,550

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.96%, 1/15/52, Series 2018-B8, Class A4	$400,000	$468,577
3.75%, 3/15/52, Series 2019-B9, Class A4	118,000	135,994
4.02%, 3/15/52, Series 2019-B9, Class A5	500,000	593,887
2.95%, 8/15/57, Series 2019-B13, Class A4	750,000	838,956

CD Mortgage Trust
2.46%, 8/10/49, Series 2016-CD1, Class A3	340,000	360,683
3.33%, 11/13/50, Series 2017-CD6, Class ASB	104,000	114,756
4.21%, 8/15/51, Series 2018-CD7, Class ASB	300,000	348,947
4.28%, 8/15/51, Series 2018-CD7, Class A4	250,000	298,909

CFCRE Commercial Mortgage Trust
3.87%, 1/10/48, Series 2016-C3, Class A3	200,000	223,994
3.69%, 5/10/58, Series 2016-C4, Class AM	500,000	549,521

Citigroup Commercial Mortgage Trust
2.94%, 4/10/48, Series 2015-GC29, Class A3	65,000	68,827
3.76%, 6/10/48, Series 2015-GC31, Class A4	340,116	378,948
3.62%, 2/10/49, Series 2016-GC36, Class A5	500,000	559,686
3.46%, 12/10/49, Series 2016-P6, Class A4	500,000	559,968
3.72%, 12/10/49, Series 2016-P6, Class A5^(d)	100,000	113,972
3.47%, 9/15/50, Series 2017-P8, Class A4	300,000	340,556
3.74%, 3/10/51, Series 2018-B2, Class A3	200,000	229,994
4.41%, 11/10/51, Series 2018-C6, Class A4	500,000	605,192
3.04%, 11/10/52, Series 2019-GC43, Class A4	380,000	427,934
2.87%, 8/10/56, Series 2019-GC41, Class A5	410,000	455,566
3.52%, 9/10/58, Series 2015-GC33, Class AAB	299,999	318,688

Commercial Mortgage Trust
3.91%, 5/15/45, Series 2012-CR1, Class AM	245,000	253,656
3.92%, 8/10/46, Series 2013-CR10, Class A3	99,733	107,282
4.21%, 8/10/46, Series 2013-CR10, Class A4^(d)	195,000	212,002
4.05%, 10/10/46, Series 2013-CR12, Class A4	500,000	544,253
4.19%, 11/10/46, Series 2013-CR13, Class A4^(d)	500,000	547,805
3.78%, 4/10/47, Series 2014-CR16, Class A3	399,995	429,431
3.50%, 8/10/47, Series 2014-CR19, Class ASB	243,599	256,200
3.59%, 11/10/47, Series 2014-CR20, Class A4	500,000	546,143
3.08%, 2/10/48, Series 2015-DC1, Class A4	400,000	425,091
3.50%, 5/10/48, Series 2015-CR23, Class A4	50,000	55,044
3.51%, 8/10/48, Series 2015-CR25, Class A3	542,385	587,114
3.76%, 8/10/48, Series 2015-CR25, Class A4	300,000	334,912
3.63%, 10/10/48, Series 2015-CR26, Class A4	218,000	243,630
3.53%, 2/10/49, Series 2016-CR28, Class ASB	400,000	427,694
4.26%, 8/10/50, Series 2013-CR11, Class A4	600,000	654,339
3.96%, 5/10/51, Series 2018-COR3, Class A2	400,000	462,373
4.23%, 5/10/51, Series 2018-COR3, Class A3	500,000	593,897

CSAIL Commercial Mortgage Trust
3.49%, 11/15/48, Series 2016-C5, Class A4	350,000	368,838
3.81%, 11/15/48, Series 2015-C4, Class A4	750,000	837,639
3.31%, 11/15/49, Series 2016-C7, Class ASB	210,000	222,993
3.79%, 4/15/50, Series 2015-C1, Class AS^(d)	82,000	89,041
3.46%, 11/15/50, Series 2017-CX10, Class A5^(d)	500,000	562,062
4.05%, 3/15/52, Series 2019-C15, Class A4	300,000	351,080
3.02%, 9/15/52, Series 2019-C17, Class A5	343,000	380,372

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
2.57%, 9/25/20, Series K504, Class A2^(d)	1,719	1,718
3.03%, 10/25/20, Series K714, Class A2^(d)	32,779	32,800
4.33%, 10/25/20, Series K010, Class A2^(d)	72,004	71,962
3.97%, 1/25/21, Series K013, Class A2^(d)	186,951	188,825
2.87%, 12/25/21, Series K017, Class A2	44,974	45,921
2.27%, 3/25/22, Series K019, Class A2	488,307	499,531
2.79%, 6/25/22, Series KS03, Class A2	550,000	570,542
2.51%, 11/25/22, Series K026, Class A2	250,000	260,410
2.62%, 3/25/23, Series K035, Class A1	76,730	78,366
3.30%, 4/25/23, Series K031, Class A2^(d)	370,000	396,010
3.46%, 8/25/23, Series K035, Class A2^(d)	775,000	837,149
3.06%, 11/25/23, Series K724, Class A2^(d)	400,000	428,773
3.00%, 1/25/24, Series K725, Class A2	1,000,000	1,078,702
3.06%, 8/25/24, Series K728, Class A2^(d)	500,000	544,773
2.49%, 11/25/24, Series K045, Class A1	171,058	177,520
2.67%, 12/25/24, Series K042, Class A2	160,000	173,557
3.06%, 12/25/24, Series K043, Class A2	199,000	218,960
3.02%, 1/25/25, Series K045, Class A2	55,000	60,568

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.16%, 5/25/25, Series KS03, Class A4^(d)	$565,000	$622,174
3.33%, 5/25/25, Series K047, Class A2^(d)	200,000	223,843
2.21%, 6/25/25, Series K057, Class A1	731,718	769,281
3.28%, 6/25/25, Series K048, Class A2^(d)	600,000	670,627
3.01%, 7/25/25, Series K049, Class A2	360,000	398,957
3.75%, 8/25/25, Series K733, Class A2	750,000	851,975
3.15%, 11/25/25, Series K052, Class A2	125,000	139,896
2.34%, 7/25/26, Series K058, Class A1	515,714	543,531
2.86%, 10/25/26, Series K065, Class A1	298,996	322,197
3.22%, 3/25/27, Series K064, Class A2	1,500,000	1,720,945
3.33%, 5/25/27, Series K065, Class AM	59,000	67,970
3.36%, 11/25/27, Series K071, Class AM^(d)	200,000	231,995
3.44%, 12/25/27, Series K072, Class A2	420,000	491,865
3.35%, 1/25/28, Series K073, Class A2	300,000	349,689
3.93%, 6/25/28, Series K079, Class A2	400,000	484,189
3.93%, 7/25/28, Series K080, Class A2^(d)	685,000	830,324
3.86%, 11/25/28, Series K086, Class A2^(d)	400,000	485,502
3.77%, 12/25/28, Series K087, Class A2	2,350,000	2,838,086
3.56%, 1/25/29, Series K089, Class A2	1,040,000	1,242,264
3.63%, 1/25/29, Series K089, Class AM^(d)	750,000	895,625
3.29%, 3/25/29, Series K153, Class A2^(d)	615,000	710,195
3.51%, 3/25/29, Series K091, Class A2	1,000,000	1,192,274
3.30%, 4/25/29, Series K092, Class A2	1,350,000	1,589,467
2.65%, 11/25/29, Series K103, Class A2	700,000	795,507
3.75%, 11/25/29, Series K155, Class A1	1,466,332	1,678,598
3.95%, 12/25/29, Series K159, Class A1	199,894	230,687
1.87%, 1/25/30, Series K105, Class A2	1,700,000	1,829,084

Federal National Mortgage Association Alternative Credit Enhancement Securities
2.73%, 10/25/21, Series 2012-M1, Class A2	290,220	295,066
2.72%, 2/25/22, Series 2012-M2, Class A2	295,219	301,890
2.38%, 5/25/22, Series 2012-M13, Class A2	62,558	64,202
2.30%, 9/25/22, Series 2012-M14, Class A2^(d)	30,907	31,667
2.71%, 4/25/23, Series 2013-M14, Class APT^(d)	24,384	25,177
2.16%, 10/25/23, Series 2016-M7, Class AV2	480,742	496,515
3.33%, 10/25/23, Series 2013-M14, Class A2^(d)	71,790	76,484
3.50%, 1/25/24, Series 2014-M3, Class A2^(d)	79,236	85,727
3.10%, 7/25/24, Series 2014-M9, Class A2^(d)	571,536	620,024
2.58%, 3/25/26, Series 2016-M4, Class A2	268,000	286,654
2.14%, 5/25/26, Series 2016-M6, Class A1	153,783	160,693
2.00%, 6/25/26, Series 2016-M9, Class A1	382,544	393,599
2.50%, 9/25/26, Series 2016-M7, Class A2	190,000	205,457
2.50%, 10/25/26, Series 2017-M1, Class A2^(d)	500,000	540,144
2.63%, 4/25/27, Series 2015-M10, Class A1	20,343	20,370
3.20%, 11/25/27, Series 2017-M15, Class ATS2^(d)	500,000	548,167
3.15%, 3/25/28, Series 2018-M7, Class A2^(d)	615,000	705,434
3.44%, 6/25/28, Series 2018-M8, Class A2^(d)	80,000	93,224
3.30%, 8/1/28, Series 2019-M6, Class A1	972,127	1,080,028
3.67%, 9/25/28, Series 2019-M1, Class A2^(d)	2,000,000	2,349,015
3.45%, 1/1/29, Series 2019-M6, Class A2	710,000	831,226
3.27%, 2/25/29, Series 2019 -M5, Class A2	750,000	863,657
3.29%, 4/25/29, Series 2017-M5, Class A2^(d)	64,000	73,863
3.09%, 2/25/30, Series 2018-M3, Class A1^(d)	961,743	1,060,816
3.82%, 9/25/30, Series 2018-M13, Class A2^(d)	300,000	367,961
2.94%, 7/25/39, Series 2016-M11, Class AL	582,207	598,241

GS Mortgage Securities Trust
4.24%, 8/10/46, Series 2013-GC14, Class A5	85,000	91,807
4.00%, 4/10/47, Series 2014-GC20, Class A5	250,000	272,560
3.86%, 6/10/47, Series 2014-GC22, Class A5	70,000	76,606
3.67%, 9/10/47, Series 2014-GC24, Class A4	300,000	324,314
3.93%, 9/10/47, Series 2014-GC24, Class A5	500,000	550,752
3.47%, 11/10/48, Series 2015-GS1, Class A2	850,000	912,023
2.85%, 10/10/49, Series 2016-GS3, Class A4	235,000	252,290
3.44%, 11/10/49, Series 2016-GS4, Class A4^(d)	265,000	293,768
3.43%, 5/10/50, Series 2017-GS6, Class A3	400,000	446,527
3.43%, 8/10/50, Series 2017-GS7, Class A4	520,000	589,283
3.99%, 3/10/51, Series 2018-GS9, Class A4^(d)	500,000	571,360
3.70%, 2/10/52, Series 2019-GC38, Class A3	300,000	347,509
3.97%, 2/10/52, Series 2019-GC38, Class A4	300,000	353,696

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

JP Morgan Chase Commercial Mortgage Securities Trust
4.21%, 1/15/46, Series 2013-C13, Class AS^(d)	$425,000	$452,975
3.81%, 7/15/47, Series 2014-C20, Class A5	500,000	545,504
2.82%, 8/15/49, Series 2016-JP2, Class A4	200,000	216,311
2.87%, 8/15/49, Series 2016-JP3, Class A5	375,000	407,112

JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45, Series 2013-C12, Class A5	100,000	106,556
4.13%, 8/15/46, Series 2013-C14, Class A4^(d)	95,000	102,697
3.93%, 1/15/47, Series 2013-C17, Class A3	91,925	98,566
4.00%, 4/15/47, Series 2014-C19, Class A4	200,000	218,711
3.37%, 11/15/47, Series 2014-C24, Class A4A1	800,000	857,616
3.29%, 1/15/48, Series 2014-C26, Class ASB	126,398	132,392
3.34%, 5/15/48, Series 2015-C29, Class A3A1	250,000	270,273
3.60%, 11/15/48, Series 2015-C32, Class A5	500,000	555,111

JPMCC Commercial Mortgage Securities Trust
3.46%, 3/15/50, Series 2017-JP5, Class A4	400,000	449,092
3.39%, 6/13/52, Series 2019-COR5, Class A4	500,000	571,748

JPMDB Commercial Mortgage Securities Trust
3.41%, 3/15/50, Series 2017-C5, Class A4	550,000	606,411

Morgan Stanley Bank of America Merrill Lynch Trust
3.48%, 11/15/45, Series 2012-C6, Class AS	100,000	103,536
2.92%, 2/15/46, Series 2013-C7, Class A4	1,035,000	1,074,733
3.89%, 6/15/47, Series 2014-C16, Class A5	70,000	76,142
3.53%, 12/15/47, Series 2014-C19, Class A4	365,167	394,992
3.07%, 2/15/48, Series 2015-C20, Class ASB	223,546	233,265
3.25%, 2/15/48, Series 2015-C20, Class A4	200,000	216,576
3.08%, 3/15/48, Series 2015-C21, Class A3	622,012	660,068
3.04%, 4/15/48, Series 2015-C22, Class ASB	188,015	196,234
3.31%, 4/15/48, Series 2015-C22, Class A4	95,000	102,740
3.73%, 5/15/48, Series 2015-C24, Class A4	250,000	278,403
3.10%, 11/15/49, Series 2016-C31, Class A5	500,000	550,474
3.72%, 7/15/50, Series 2015-C23, Class A4	175,000	193,753

Morgan Stanley Capital I Trust
3.77%, 3/15/45, Series 2012-C4, Class AS	280,000	288,425
2.86%, 11/15/49, Series 2016-BNK2, Class ASB	300,000	317,321
3.26%, 6/15/50, Series 2017-H1, Class A4	500,000	554,096
3.81%, 3/15/52, Series 2019-L2, Class A3	275,000	314,783
3.01%, 7/15/52, Series 2019-H7, Class A3	400,000	443,274

SG Commercial Mortgage Securities Trust
3.06%, 10/10/48, Series 2016-C5, Class A4	300,000	322,612

UBS Commercial Mortgage Trust
3.47%, 11/15/50, Series 2017-C5, Class A5	300,000	335,852
3.78%, 11/15/50, Series 2017-C5, Class AS^(d)	400,000	447,935
3.68%, 12/15/50, Series 2017-C7, Class A4	250,000	287,768
4.45%, 12/15/51, Series 2018-C14, Class A4	1,000,000	1,202,331

UBS-Citigroup Commercial Mortgage Trust
3.60%, 1/10/45, Series 2011-C1, Class A3	163,235	165,908

Wells Fargo Commercial Mortgage Trust
2.92%, 10/15/45, Series 2012-LC5, Class A3	176,445	182,663
2.91%, 2/15/48, Series 2015-C26, Class A3	453,940	485,570
3.17%, 2/15/48, Series 2015-C26, Class A4	200,000	216,404
3.64%, 6/15/48, Series 2015-C29, Class A4	250,000	277,759
3.70%, 11/15/48, Series 2015-C31, Class A4	100,000	111,956
2.65%, 8/15/49, Series 2016-BNK1, Class A3	500,000	527,521
2.40%, 11/15/49, Series 2016-NXS6, Class A2	350,000	353,688
2.92%, 11/15/49, Series 2016-NXS6, Class A4	265,000	287,228
3.45%, 7/15/50, Series 2017-C38, Class A5	200,000	225,651
3.82%, 8/15/50, Series 2014-LC16, Class A5	256,000	277,817
3.58%, 10/15/50, Series 2017-C40, Class A4	200,000	227,448
3.47%, 11/15/50, Series 2017-C41, Class A4	250,000	282,643
4.21%, 5/15/51, Series 2018-C44, Class A5	400,000	475,211
4.15%, 6/15/51, Series 2018-C45, Class ASB	395,000	455,349

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value
3.73%, 5/15/52, Series 2019-C50, Class A5	$500,000	$583,360
4.02%, 5/15/52, Series 2019-C50, Class ASB	500,000	578,214
2.73%, 2/15/53, Series 2020-C55, Class A5	450,000	494,669
3.66%, 9/15/58, Series 2015-C30, Class A4	500,000	557,648
3.64%, 1/15/59, Series 2016-NXS5, Class A6	320,000	358,661
3.12%, 1/15/60, Series 2017-RC1, Class A2	118,958	121,660

WFRBS Commercial Mortgage Trust
2.88%, 12/15/45, Series 2012-C10, Class A3	500,000	515,704
4.15%, 8/15/46, Series 2013-C15, Class A4^(d)	200,000	213,884
4.42%, 9/15/46, Series 2013-C16, Class A5	100,000	107,460
4.02%, 12/15/46, Series 2013-C17, Class A4	60,000	64,987
4.10%, 3/15/47, Series 2014-C19, Class A5	775,000	846,436
3.41%, 8/15/47, Series 2014-C21, Class A4	225,000	241,572
3.43%, 11/15/47, Series 2014-C25, Class A3	38,072	38,968

3.63%, 11/15/47, Series 2014-C25, Class A5	100,000	108,645
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $88,561,075)		93,718,023

MUNICIPAL BONDS – 2.3%

United States – 2.3%
Alameda County Joint Powers Authority 7.05%, 12/1/44	150,000	255,582

Bay Area Toll Authority
2.57%, 4/1/31	1,225,000	1,340,236
6.26%, 4/1/49	680,000	1,238,770

City of Houston TX 3.96%, 3/1/47	750,000	924,592

Commonwealth of Massachusetts 2.81%, 9/1/43, Series D	150,000	163,359

Dallas Area Rapid Transit
6.00%, 12/1/44	175,000	266,950
5.02%, 12/1/48	130,000	185,972

Grand Parkway Transportation Corp. 5.18%, 10/1/42, Series E	1,000,000	1,452,010

Los Angeles County Public Works Financing Authority 7.62%, 8/1/40	100,000	172,164

Los Angeles Department of Water & Power Power System Revenue 6.57%, 7/1/45	70,000	122,526

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 4.05%, 7/1/26, Class B	100,000	109,353

Metropolitan Transportation Authority 7.34%, 11/15/39	275,000	445,910

Municipal Electric Authority of Georgia 6.64%, 4/1/57	718,000	1,062,575

New Jersey Transportation Trust Fund Authority
5.75%, 12/15/28, Series C	995,000	1,124,151
6.10%, 12/15/28, Series C	85,000	86,385

New York City Water & Sewer System
5.75%, 6/15/41	320,000	519,162
6.01%, 6/15/42	225,000	368,053
5.44%, 6/15/43	500,000	784,395

Ohio State University (The) 4.91%, 6/1/40	380,000	542,290

Port Authority of New York & New Jersey
5.65%, 11/1/40	525,000	750,881
4.93%, 10/1/51	700,000	964,117
4.46%, 10/1/62	200,000	262,314

Regional Transportation Dist. Sales Tax Rev. 5.84%, 11/1/50, Series B	805,000	1,346,684

Sales Tax Securitization Corp.
4.64%, 1/1/40, Series A	100,000	116,460
3.82%, 1/1/48	680,000	742,009

San Jose Redevelopment Agency Successor Agency 3.38%, 8/1/34, Series A-T	510,000	553,870

State of California
4.50%, 4/1/33	1,650,000	2,013,214
7.55%, 4/1/39	1,135,000	2,010,914
7.63%, 3/1/40	500,000	873,985
7.60%, 11/1/40	625,000	1,144,737

State of Illinois
4.95%, 6/1/23	219,818	224,540
5.10%, 6/1/33	1,395,000	1,429,959
6.63%, 2/1/35	100,000	111,121

State of Oregon Department of Transportation 5.83%, 11/15/34	515,000	745,617

Texas Private Activity Bond Surface Transportation Corp. 3.92%, 12/31/49	500,000	565,245

University of California
4.60%, 5/15/31, Series AJ	850,000	1,042,865
5.77%, 5/15/43	230,000	339,763
5.95%, 5/15/45	265,000	396,130
4.86%, 5/15/2112, Series AD	1,256,000	1,825,759

University of Pittsburgh-of the Commonwealth System of Higher Education 3.56%, 9/15/2119	370,000	447,593

University of Virginia
4.18%, 9/1/2117, Series C	600,000	838,362

3.23%, 9/1/2119, Series A	150,000	162,908
TOTAL MUNICIPAL BONDS (Cost: $28,231,622)		30,073,482

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

Investments in Long Securities	Principal Amount	Value

ASSET-BACKED SECURITIES – 0.6%

United States – 0.6%

Ally Auto Receivables Trust 3.09%, 6/15/23, Series 2018-2, Class A4	$485,000	$500,454

American Express Credit Account Master Trust
3.18%, 4/15/24, Series 2018-8, Class A	100,000	103,030
2.67%, 11/15/24, Series 2019-2, Class A	505,000	524,623

Barclays Dryrock Issuance Trust 1.96%, 5/15/25, Series 2019-1, Class A	200,000	205,696

BMW Vehicle Owner Trust 2.51%, 6/25/24, Series 2018-A, Class A4	50,000	51,033

Capital One Multi-Asset Execution Trust 2.84%, 12/15/24, Series 2019-A1, Class A1	854,000	885,717

Capital One Prime Auto Receivables Trust 1.92%, 5/15/24, Series 2019-2, Class A3	555,000	568,041

CarMax Auto Owner Trust 3.26%, 8/15/24, Series 2019-1, Class A4	256,000	272,137

Citibank Credit Card Issuance Trust 3.21%, 12/7/24, Series 2018-A6, Class A6	350,000	372,838

Discover Card Execution Note Trust 3.04%, 7/15/24, Series 2019-A1, Class A1	385,000	399,477

Drive Auto Receivables Trust 4.09%, 6/15/26, Series 2019-1, Class D	300,000	314,142

GM Financial Consumer Automobile Receivables Trust 3.32%, 6/17/24, Series 2018-4, Class A4	74,000	78,379

Honda Auto Receivables Owner Trust 3.16%, 8/19/24, Series 2018-2, Class A4	640,000	660,215

Hyundai Auto Receivables Trust 2.79%, 7/15/22, Series 2018-A, Class A3	96,553	97,550

Santander Drive Auto Receivables Trust 3.42%, 4/15/25, Series 2019-1, Class C	200,000	205,482

Synchrony Card Funding LLC
2.95%, 3/15/25, Series 2019-A1, Class A	140,000	145,069
2.34%, 6/15/25, Series 2019-A2, Class A	125,000	128,882

Toyota Auto Receivables Owner Trust 3.00%, 5/15/24, Series 2019-A, Class A4	895,000	946,464

World Financial Network Credit Card Master Trust 3.07%, 12/16/24, Series 2018-A, Class A	500,000	505,557

World Omni Auto Receivables Trust
3.33%, 4/15/24, Series 2018-D, Class A3	566,000	581,928

3.04%, 5/15/24, Series 2019-A, Class A3	109,000	111,911
TOTAL ASSET-BACKED SECURITIES (Cost: $7,490,304)		7,658,625

REPURCHASE AGREEMENT – 5.7%

United States – 5.7%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/20 (tri-party custodian: The Bank of New York Mellon Corp.), 0.09% due 9/1/20; Proceeds at maturity – $75,580,189 (fully collateralized by Fannie Mae Interest STRIPS, Zero Coupon – 5.00% due 3/1/34 – 2/1/48, Freddie Mac Gold STRIPS, Zero Coupon – 6.00% due 9/15/27 – 7/15/48; Market value including accrued interest – $77,847,400)

(Cost: $75,580,000)	75,580,000	75,580,000

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%

United States – 0.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(f)
(Cost: $11,596,815)	11,596,815	11,596,815
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 106.2% (Cost: $1,346,452,994)		1,397,818,491

Securities Sold Short	Principal Amount

U.S. GOVERNMENT AGENCIES SOLD SHORT – (0.1)%

Uniform Mortgage-Backed Security – (0.1)%

3.50%, 10/1/50(a) (Proceeds: $1,582,969)	$(1,500,000)	(1,583,613)

Other Assets less Liabilities – (6.1)%		(80,378,481)

NET ASSETS – 100.0%		$1,315,856,397
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

Security, or portion thereof, was on loan at August 31, 2020 (See Note 2). At August 31, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $11,501,712. The Fund also had securities on loan having a total market value of $66,137 that were sold and pending settlement. The total market value of the collateral held by the Fund was $11,887,777. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $290,962.

(d)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

(e)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2020.

(f)	Rate shown represents annualized 7-day yield as of August 31, 2020.

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$514,436,482	$—	$514,436,482
U.S. Government Obligations	—	251,023,961	—	251,023,961
U.S. Corporate Bonds	—	331,790,740	—	331,790,740
Foreign Corporate Bonds	—	58,188,138	—	58,188,138
Foreign Government Agencies	—	4,748,102	—	4,748,102
Foreign Government Obligations	—	17,074,030	—	17,074,030
Supranational Bonds	—	1,930,093	—	1,930,093
Commercial Mortgage-Backed Securities	—	93,718,023	—	93,718,023
Municipal Bonds	—	30,073,482	—	30,073,482
Asset-Backed Securities	—	7,658,625	—	7,658,625
Repurchase Agreement	—	75,580,000	—	75,580,000
Investment of Cash Collateral for Securities Loaned	—	11,596,815	—	11,596,815
Total Investments in Securities	$—	$1,397,818,491	$—	$1,397,818,491
Liabilities:
Investments in Securities Sold Short
U.S. Government Agencies	$—	$(1,583,613)	$—	$(1,583,613)
Total – Net	$—	$1,396,234,878	$—	$1,396,234,878

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 11.3%

Federal Home Loan Bank – 0.1%

3.63%, 6/11/21	$100,000	$102,733

Federal Home Loan Mortgage Corporation – 0.4%

0.38%, 4/20/23	500,000	502,524

Federal National Mortgage Association – 0.2%

2.63%, 9/6/24	200,000	218,820

Tennessee Valley Authority – 0.1%

0.75%, 5/15/25	86,000	87,392

Uniform Mortgage-Backed Securities – 10.5%
1.50%, 10/1/35(a)	4,300,000	4,396,330
2.00%, 10/1/35(a)	7,209,000	7,494,685

Total Uniform Mortgage-Backed Securities		11,891,015
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $12,783,595)		12,802,484

U.S. GOVERNMENT OBLIGATIONS – 46.9%

U.S. Treasury Bills – 10.3%
0.09%, 9/17/20*	350,000	349,987
0.10%, 9/24/20*	6,400,000	6,399,673
0.10%, 11/27/20*	4,950,000	4,948,789

Total U.S. Treasury Bills		11,698,449

U.S. Treasury Bond – 1.3%

7.63%, 11/15/22	1,222,000	1,424,370

U.S. Treasury Notes – 35.3%
2.25%, 4/30/21	500,000	506,967
1.13%, 6/30/21	1,165,000	1,174,472
2.13%, 8/15/21	2,442,000	2,488,024
2.13%, 12/31/21	857,000	879,563
1.88%, 1/31/22	596,000	610,528
0.13%, 4/30/22	1,200,000	1,199,766
0.13%, 5/31/22	1,775,000	1,774,515
1.50%, 8/15/22	1,589,000	1,631,332
0.25%, 4/15/23	1,230,000	1,233,628
0.13%, 5/15/23	490,000	489,789
2.63%, 6/30/23	332,800	356,135
2.50%, 8/15/23	1,801,000	1,926,085
2.75%, 8/31/23	1,309,200	1,411,072
2.88%, 9/30/23	1,614,000	1,748,983
2.13%, 3/31/24	1,935,000	2,069,505
2.00%, 5/31/24	2,000,000	2,135,000
1.25%, 8/31/24	4,942,000	5,147,788
1.50%, 10/31/24	2,335,000	2,459,503
1.50%, 11/30/24	2,000,000	2,108,398
1.75%, 12/31/24	1,527,000	1,627,448
1.13%, 2/28/25	238,000	247,529
0.25%, 5/31/25	990,000	990,155
2.88%, 5/31/25	552,000	620,461
0.25%, 6/30/25	5,000,000	4,999,609
0.63%, 5/15/30	265,000	263,571

Total U.S. Treasury Notes		40,099,826
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $52,162,130)		53,222,645

U.S. CORPORATE BONDS – 29.4%

United States – 29.4%
3M Co. 2.25%, 3/15/23	$113,000	$118,335

AbbVie, Inc.
3.45%, 3/15/22(b)	71,000	73,869
3.25%, 10/1/22(b)	142,000	148,920
2.90%, 11/6/22	449,000	472,382
3.85%, 6/15/24(b)	5,000	5,522
Adobe, Inc. 1.90%, 2/1/25	122,000	129,270

Aetna, Inc.
2.75%, 11/15/22	63,000	65,731
3.50%, 11/15/24	27,000	29,795
Affiliated Managers Group, Inc. 4.25%, 2/15/24	25,000	27,600

Air Lease Corp.
3.88%, 4/1/21	111,000	112,182
2.25%, 1/15/23	200,000	200,876
Aircastle Ltd. 4.13%, 5/1/24	157,000	151,999
Altria Group, Inc. 4.00%, 1/31/24	169,000	187,067

American Express Co.
2.65%, 12/2/22	124,000	130,210
3.00%, 10/30/24	31,000	33,825
3.63%, 12/5/24	126,000	140,310
American Honda Finance Corp. 2.15%, 9/10/24	400,000	422,706
American International Group, Inc. 4.13%, 2/15/24	42,000	46,832
American Tower Corp. 3.50%, 1/31/23	358,000	382,802

Ameriprise Financial, Inc.
4.00%, 10/15/23	255,000	283,409
3.70%, 10/15/24	47,000	52,703

Amgen, Inc.
3.63%, 5/15/22	164,000	171,640
3.63%, 5/22/24	149,000	164,512
Amphenol Corp. 3.20%, 4/1/24	50,000	54,107
Anthem, Inc. 3.30%, 1/15/23	169,000	180,286
Aon Corp. 2.20%, 11/15/22	74,000	76,869
Appalachian Power Co. 3.40%, 6/1/25	52,000	57,118
Apple, Inc. 2.40%, 5/3/23	150,000	158,414
Ares Capital Corp. 3.63%, 1/19/22	75,000	76,934

Arrow Electronics, Inc.
3.50%, 4/1/22	65,000	67,195
3.25%, 9/8/24	251,000	270,009
Assurant, Inc. 4.20%, 9/27/23	64,000	68,779
AT&T, Inc. 4.45%, 4/1/24	216,000	242,729

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value
AvalonBay Communities, Inc. 3.45%, 6/1/25	$101,000	$113,329

Bank of America Corp.
5.70%, 1/24/22	135,000	144,938
3.12%, 1/20/23, (3.124% fixed rate until 1/20/22; 3-month U.S. dollar London Interbank Offered Rate + 1.16% thereafter)(c)	30,000	31,064
2.88%, 4/24/23, (2.881% fixed rate until 4/24/22; 3-month U.S. dollar London Interbank Offered Rate + 1.021% thereafter)(c)	140,000	145,233
2.82%, 7/21/23, (2.816% fixed rate until 7/21/22; 3-month U.S. dollar London Interbank Offered Rate + 0.93% thereafter)(c)	175,000	182,215
3.00%, 12/20/23, (3.004% fixed rate until 12/20/22; 3-month U.S. dollar London Interbank Offered Rate + 0.79% thereafter)(c)	150,000	158,128
4.13%, 1/22/24	72,000	80,585
3.55%, 3/5/24, (3.55% fixed rate until 3/5/23; 3-month U.S. dollar London Interbank Offered Rate + 0.78% thereafter)(c)	157,000	168,147
4.00%, 4/1/24	117,000	130,677
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(c)	207,000	224,999

Bank of New York Mellon Corp. (The)
2.95%, 1/29/23	111,000	117,676
3.40%, 5/15/24	254,000	280,738
Becton Dickinson and Co. 2.89%, 6/6/22	82,000	85,155
BGC Partners, Inc. 5.38%, 7/24/23	231,000	245,013
Black Hills Corp. 4.25%, 11/30/23	121,000	133,096
BlackRock, Inc. 3.50%, 3/18/24	34,000	37,560
Block Financial LLC 5.50%, 11/1/22	43,000	46,105
Boardwalk Pipelines L.P. 4.95%, 12/15/24	67,000	73,122
Boeing Co. (The) 1.88%, 6/15/23	200,000	198,785

BP Capital Markets America, Inc.
3.25%, 5/6/22	87,000	91,395
3.22%, 11/28/23	200,000	215,821

Bristol-Myers Squibb Co.
3.25%, 8/15/22	209,000	220,957
2.90%, 7/26/24	57,000	62,188
Broadcom, Inc. 3.46%, 9/15/26	100,000	109,741
Burlington Northern Santa Fe LLC 3.00%, 4/1/25	120,000	132,496
Campbell Soup Co. 3.65%, 3/15/23	35,000	37,478

Capital One Financial Corp.
4.75%, 7/15/21	126,000	130,865
3.50%, 6/15/23	48,000	51,540
Cardinal Health, Inc. 2.62%, 6/15/22	136,000	140,664

Caterpillar Financial Services Corp.
2.95%, 2/26/22	191,000	198,684
2.15%, 11/8/24	74,000	78,774
Caterpillar, Inc. 3.40%, 5/15/24	81,000	89,055

Charter Communications Operating LLC
4.46%, 7/23/22	203,000	216,401
4.50%, 2/1/24	36,000	40,164

Cigna Corp.
3.75%, 7/15/23	114,000	124,181
3.50%, 6/15/24	249,000	273,238
Cisco Systems, Inc. 3.63%, 3/4/24	211,000	234,858

Citigroup, Inc.
4.50%, 1/14/22	80,000	84,563
3.88%, 10/25/23	487,000	536,612
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month U.S. dollar London Interbank Offered Rate + 0.897% thereafter)(c)	95,000	103,424
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.750% thereafter)(c)	48,000	52,250

CNH Industrial Capital LLC
4.88%, 4/1/21	81,000	82,786
4.38%, 4/5/22	50,000	52,535

Comcast Corp.
3.60%, 3/1/24	50,000	55,447
3.38%, 2/15/25	50,000	55,793
Comerica, Inc. 3.70%, 7/31/23	83,000	90,096
Constellation Brands, Inc. 4.25%, 5/1/23	372,000	407,444
Costco Wholesale Corp. 2.75%, 5/18/24	42,000	45,463
Crown Castle International Corp. 3.20%, 9/1/24	48,000	52,120

CVS Health Corp.
4.75%, 12/1/22	8,000	8,674
3.70%, 3/9/23	102,000	109,858
Dell International LLC 4.00%, 7/15/24(b)	140,000	151,296
Discover Bank 2.45%, 9/12/24	250,000	265,159
Dollar General Corp. 3.25%, 4/15/23	290,000	308,274

Dominion Energy, Inc.
2.00%, 8/15/21, Series C	33,000	33,457
2.72%, 8/15/21	49,000	50,029
3.07%, 8/15/24	16,000	17,376

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value
DTE Energy Co. 2.60%, 6/15/22, Series B	$150,000	$155,094
Duke Energy Carolinas LLC 3.05%, 3/15/23	385,000	409,720
Eastman Chemical Co. 3.50%, 12/1/21	115,000	119,073
Eaton Corp. 2.75%, 11/2/22	191,000	200,639
Edison International 2.40%, 9/15/22	100,000	102,078
Enable Midstream Partners L.P. 3.90%, 5/15/24	8,000	7,954
Energy Transfer Operating L.P. 5.20%, 2/1/22	79,000	82,347
Entergy Arkansas LLC 3.70%, 6/1/24	100,000	110,441

Enterprise Products Operating LLC
3.35%, 3/15/23	50,000	53,275
3.90%, 2/15/24	186,000	204,840
ERP Operating L.P. 3.38%, 6/1/25	27,000	30,027
Exelon Generation Co. LLC 4.25%, 6/15/22	163,000	172,701
FedEx Corp. 3.40%, 1/14/22	38,000	39,541
Fifth Third Bancorp 3.50%, 3/15/22	200,000	208,887
Fiserv, Inc. 2.75%, 7/1/24	150,000	161,185
Fox Corp. 4.03%, 1/25/24	274,000	302,891
General Electric Co. 3.10%, 1/9/23	339,000	357,533

General Mills, Inc.
2.60%, 10/12/22	200,000	208,669
3.70%, 10/17/23	84,000	92,125

General Motors Financial Co., Inc.
3.55%, 4/9/21	198,000	201,351
3.45%, 1/14/22	155,000	159,051
3.45%, 4/10/22	80,000	82,368
3.15%, 6/30/22	161,000	165,942
Georgia Power Co. 2.20%, 9/15/24, Series A	250,000	264,522
Georgia-Pacific LLC 8.00%, 1/15/24	66,000	82,516

Gilead Sciences, Inc.
3.25%, 9/1/22	111,000	116,732
3.70%, 4/1/24	118,000	130,560
Global Payments, Inc. 3.80%, 4/1/21	28,000	28,475

Goldman Sachs Group, Inc. (The)
2.91%, 7/24/23, (2.905% fixed rate until 7/24/22; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(c)	175,000	182,583
4.00%, 3/3/24	607,000	672,945
Hasbro, Inc. 3.00%, 11/19/24	124,000	131,508
Hess Corp. 3.50%, 7/15/24	135,000	139,743

Hewlett Packard Enterprise Co.
4.40%, 10/15/22	72,000	77,221
2.25%, 4/1/23	100,000	103,603
Humana, Inc. 3.15%, 12/1/22	50,000	52,634
Huntington Bancshares, Inc. 3.15%, 3/14/21	80,000	81,030
International Business Machines Corp. 3.00%, 5/15/24	487,000	529,829
Invesco Finance PLC 4.00%, 1/30/24	68,000	74,589
Jabil, Inc. 4.70%, 9/15/22	2,000	2,152
Jefferies Financial Group, Inc. 5.50%, 10/18/23	80,000	88,287
John Deere Capital Corp. 2.05%, 1/9/25	200,000	212,145

JPMorgan Chase & Co.
4.63%, 5/10/21	36,000	37,082
4.35%, 8/15/21	56,000	58,188
4.50%, 1/24/22	310,000	327,965
2.78%, 4/25/23, (2.776% fixed rate until 4/25/22; 3-month U.S. dollar London Interbank Offered Rate + 0.935% thereafter)(c)	156,000	161,958
3.63%, 5/13/24	119,000	131,638
3.80%, 7/23/24, (3.797% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.89% thereafter)(c)	100,000	108,717
3.88%, 9/10/24	189,000	210,777
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(c)	170,000	188,134
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(c)	29,000	31,367
Keurig Dr. Pepper, Inc. 3.55%, 5/25/21	331,000	338,840
Kilroy Realty L.P. 3.45%, 12/15/24	249,000	264,758

Kinder Morgan Energy Partners L.P.
3.95%, 9/1/22	291,000	308,357
4.15%, 2/1/24	47,000	51,530

Kroger Co. (The)
2.60%, 2/1/21	130,000	130,968
2.80%, 8/1/22	400,000	417,140

Lockheed Martin Corp.
3.10%, 1/15/23	75,000	79,498
2.90%, 3/1/25	100,000	109,554
LyondellBasell Industries N.V. 6.00%, 11/15/21	248,000	260,764
M&T Bank Corp. 3.55%, 7/26/23	150,000	163,259

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value
Marathon Petroleum Corp. 4.75%, 12/15/23	$189,000	$209,688
McDonald’s Corp. 2.63%, 1/15/22	93,000	95,989
MetLife, Inc. 3.00%, 3/1/25	109,000	121,033
Microsoft Corp. 3.63%, 12/15/23	138,000	151,955
Molson Coors Beverage Co. 2.10%, 7/15/21	172,000	174,196

Morgan Stanley
5.50%, 7/28/21	80,000	83,683
4.88%, 11/1/22	258,000	281,206
3.75%, 2/25/23	103,000	111,222
3.88%, 4/29/24, Series F	141,000	156,928
4.00%, 7/23/25	50,000	57,273
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(c)	200,000	210,914
Motorola Solutions, Inc. 3.75%, 5/15/22	169,000	178,305
MPLX L.P. 4.00%, 2/15/25	385,000	422,236
Mylan N.V. 3.15%, 6/15/21	149,000	151,781
NextEra Energy Capital Holdings, Inc. 3.20%, 2/25/22	179,000	186,557
Northrop Grumman Corp. 3.25%, 8/1/23	78,000	84,605
Omnicom Group, Inc. 3.63%, 5/1/22	25,000	26,273
Oracle Corp. 2.95%, 11/15/24	95,000	103,466
PepsiCo, Inc. 3.50%, 7/17/25	200,000	226,473

Pfizer, Inc.
2.95%, 3/15/24	167,000	181,371
3.40%, 5/15/24	33,000	36,491
Philip Morris International, Inc. 2.63%, 2/18/22	85,000	87,604
Plains All American Pipeline L.P. 3.60%, 11/1/24	103,000	107,508
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	200,000	221,792
PPG Industries, Inc. 2.40%, 8/15/24	64,000	68,209
Primerica, Inc. 4.75%, 7/15/22	120,000	128,424

Private Export Funding Corp.
2.80%, 5/15/22, Series EE	41,000	42,761
2.45%, 7/15/24, Series GG	200,000	215,753
QUALCOMM, Inc. 2.90%, 5/20/24	61,000	65,940
Raytheon Technologies Corp. 2.80%, 3/15/22(b)	25,000	25,873
Realty Income Corp. 3.88%, 7/15/24	88,000	97,535
Regions Financial Corp. 3.80%, 8/14/23	150,000	163,604
Republic Services, Inc. 4.75%, 5/15/23	100,000	110,410
Reynolds American, Inc. 4.00%, 6/12/22	121,000	128,292
Ryder System, Inc. 2.80%, 3/1/22	269,000	277,593
Sabine Pass Liquefaction LLC 6.25%, 3/15/22	100,000	106,787
Santander Holdings USA, Inc. 3.70%, 3/28/22	200,000	207,826
Sempra Energy 4.05%, 12/1/23	56,000	61,383

Simon Property Group L.P. 2.00%, 9/13/24	150,000	155,231

Southern California Edison Co.
1.85%, 2/1/22	29,143	29,082
3.50%, 10/1/23, Series C	49,000	52,797
Southwest Airlines Co. 2.75%, 11/16/22	69,000	70,831
Synchrony Financial 2.85%, 7/25/22	150,000	154,497
Time Warner Cable LLC 4.00%, 9/1/21	176,000	180,115
Timken Co. (The) 3.88%, 9/1/24	100,000	106,193
Trane Technologies Global Holding Co., Ltd. 2.90%, 2/21/21	100,000	101,256
Trimble, Inc. 4.75%, 12/1/24	48,000	53,092

Truist Bank
3.69%, 8/2/24, (3.689% fixed rate until 8/2/23; 3-month U.S. dollar London Interbank Offered Rate + 0.735% thereafter)(c)	83,000	90,462

Truist Financial Corp.
3.75%, 12/6/23	113,000	124,666
2.50%, 8/1/24	650,000	694,968
Tyson Foods, Inc. 3.90%, 9/28/23	171,000	187,412
United Parcel Service, Inc. 3.90%, 4/1/25	100,000	114,134
UnitedHealth Group, Inc. 2.38%, 8/15/24	200,000	214,406
Ventas Realty L.P. 3.50%, 4/15/24	124,000	132,723

Verizon Communications, Inc.
2.45%, 11/1/22	44,000	45,664
3.38%, 2/15/25	262,000	293,471
ViacomCBS, Inc. 3.70%, 8/15/24	105,000	115,268
Walgreen Co. 3.10%, 9/15/22	167,000	175,496
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	262,000	269,735
Walmart, Inc. 3.40%, 6/26/23	300,000	325,379

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value
Waste Management, Inc. 2.40%, 5/15/23	$87,000	$91,446

Wells Fargo & Co.
2.50%, 3/4/21	84,000	84,938
3.50%, 3/8/22	244,000	255,222
2.63%, 7/22/22	266,000	276,833
4.48%, 1/16/24	33,000	36,821
3.00%, 2/19/25	50,000	54,286
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month U.S. dollar London Interbank Offered Rate + 0.75% thereafter)(c)	150,000	156,596
Welltower, Inc. 3.63%, 3/15/24	250,000	270,488
Williams Cos., Inc. (The) 3.60%, 3/15/22	225,000	233,764
Willis North America, Inc. 3.60%, 5/15/24	155,000	169,814
Willis Towers Watson PLC 5.75%, 3/15/21	46,000	47,237
WRKCo, Inc. 3.00%, 9/15/24	190,000	205,242

Xilinx, Inc. 2.95%, 6/1/24	84,000	90,895
TOTAL U.S. CORPORATE BONDS (Cost: $31,949,276)		33,421,357

FOREIGN CORPORATE BONDS – 5.0%

Australia – 0.3%

Westpac Banking Corp. 3.30%, 2/26/24	250,000	272,799

Belgium – 0.2%
Anheuser-Busch InBev Finance, Inc. 3.30%, 2/1/23	50,000	53,163
Anheuser-Busch InBev Worldwide, Inc. 4.15%, 1/23/25	100,000	113,663

Total Belgium		166,826

Canada – 0.5%
Bank of Montreal 3.30%, 2/5/24, Series E	50,000	54,621
Bank of Nova Scotia (The) 2.20%, 2/3/25	206,000	218,864
Emera U.S. Finance L.P. 2.70%, 6/15/21	111,000	112,769
Kinross Gold Corp. 5.13%, 9/1/21	25,000	25,830
Royal Bank of Canada 1.15%, 6/10/25	50,000	50,953
TransCanada PipeLines Ltd. 2.50%, 8/1/22	126,000	130,694

Total Canada		593,731

China – 0.3%

Alibaba Group Holding Ltd. 3.60%, 11/28/24	288,000	318,712

Germany – 0.2%

Deutsche Bank AG 4.25%, 10/14/21	233,000	241,071

Japan – 1.2%
Mitsubishi UFJ Financial Group, Inc. 3.00%, 2/22/22	391,000	405,802

Mizuho Financial Group, Inc.
2.95%, 2/28/22	190,000	197,066
3.92%, 9/11/24, (3.922% fixed rate until 9/11/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(c)	172,000	187,409

Sumitomo Mitsui Financial Group, Inc.
2.93%, 3/9/21	175,000	177,398
2.06%, 7/14/21	102,000	103,505
2.44%, 10/19/21	290,000	296,774

Total Japan		1,367,954

Netherlands – 0.6%

Cooperatieve Rabobank UA
3.88%, 2/8/22	308,000	323,859
4.63%, 12/1/23	250,000	278,787
Shell International Finance B.V. 2.38%, 8/21/22	96,000	99,858

Total Netherlands		702,504

Peru – 0.1%

Southern Copper Corp. 3.50%, 11/8/22	91,000	95,968

United Kingdom – 1.6%

Barclays PLC
4.34%, 5/16/24, (4.338% fixed rate until 5/16/23; 3-month U.S. dollar London Interbank Offered Rate + 1.356% thereafter)(c)	150,000	162,290
BP Capital Markets PLC 3.81%, 2/10/24	90,000	99,326
GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	127,000	134,593
Lloyds Bank PLC 3.50%, 5/14/25	200,000	223,288

Lloyds Banking Group PLC
2.91%, 11/7/23, (2.907% fixed rate until 11/7/22; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(c)	263,000	275,151
Natwest Group PLC 5.13%, 5/28/24	255,000	282,717

Santander UK Group Holdings PLC 3.13%, 1/8/21	84,000	84,821

Santander UK PLC 2.88%, 6/18/24	200,000	216,586

Unilever Capital Corp. 3.25%, 3/7/24	125,000	136,466

Vodafone Group PLC
2.95%, 2/19/23	131,000	138,811
3.75%, 1/16/24	28,000	30,731

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value

WPP Finance 2010 3.63%, 9/7/22	$70,000	$73,490

Total United Kingdom		1,858,270
TOTAL FOREIGN CORPORATE BONDS (Cost: $5,359,159)		5,617,835

FOREIGN GOVERNMENT AGENCIES – 0.5%

Canada – 0.1%

Province of Manitoba 3.05%, 5/14/24	64,000	69,849

Province of Quebec Canada 2.63%, 2/13/23	26,000	27,430

Total Canada		97,279

Germany – 0.0%

Kreditanstalt fuer Wiederaufbau 2.63%, 1/25/22	41,000	42,389

Japan – 0.4%

Japan Bank for International Cooperation 1.75%, 10/17/24	430,000	451,844
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $584,979)		591,512

FOREIGN GOVERNMENT OBLIGATIONS – 1.3%

Colombia – 0.3%

Colombia Government International Bond
4.38%, 7/12/21	30,000	30,898
4.00%, 2/26/24	337,000	361,198

Total Colombia		392,096

Hungary – 0.1%

Hungary Government International Bond 6.38%, 3/29/21	72,000	74,464

Italy – 0.6%

Republic of Italy Government International Bond 2.38%, 10/17/24	624,000	646,801

Mexico – 0.2%

Mexico Government International Bond 3.63%, 3/15/22	284,000	298,200

Poland – 0.0%

Republic of Poland Government International Bond 5.13%, 4/21/21	26,000	26,864

Uruguay – 0.1%

Uruguay Government International Bond 8.00%, 11/18/22	55,000	59,868
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,443,959)		1,498,293

SUPRANATIONAL BOND – 0.2%

European Investment Bank 0.63%, 7/25/25
(Cost: $249,195)	250,000	253,006

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.1%

United States – 11.1%

Benchmark Mortgage Trust
3.66%, 2/15/51, Series 2018-B2, Class A2	920,000	962,792

Citigroup Commercial Mortgage Trust
2.82%, 4/10/46, Series 2013-GC11, Class A3	360,650	371,946
2.95%, 9/10/58, Series 2015-GC33, Class A2	117,085	117,050

Commercial Mortgage Trust
3.29%, 12/10/44, Series 2012-LC4, Class A4	450,362	460,485
3.80%, 8/10/46, Series 2013-CR10, Class ASB	49,141	51,278
3.72%, 2/10/48, Series 2015-DC1, Class AM	561,000	606,574
2.85%, 5/10/48, Series 2015-CR23, Class A2	27,865	27,857
3.04%, 11/10/49, Series 2016-CD2, Class A2	1,061,000	1,078,407

CSAIL Commercial Mortgage Trust 2.99%, 6/15/50, Series 2017-C8, Class A2	344,000	351,261

Deutsche Bank Commercial Mortgage Trust 1.89%, 8/10/49, Series 2016-C3, Class A2	318,000	319,726

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
4.19%, 12/25/20, Series K012, Class A2^(c)	122,197	123,042
2.79%, 1/25/22, Series K718, Class A2	300,000	308,812

JP Morgan Chase Commercial Mortgage Securities Trust
4.17%, 12/15/46, Series 2013-C16, Class A4	1,075,000	1,171,090

JPMBB Commercial Mortgage Securities Trust
4.93%, 11/15/45, Series 2013-C15, Class B^(c)	44,000	46,237
4.00%, 4/15/47, Series 2014-C19, Class A4	550,000	601,455

JPMCC Commercial Mortgage Securities Trust
3.24%, 3/15/50, Series 2017-JP5, Class A2	620,152	632,253

Morgan Stanley Bank of America Merrill Lynch Trust
3.18%, 8/15/45, Series 2012-C5, Class A4	505,700	523,384
4.05%, 4/15/47, Series 2014-C15, Class A4	250,000	272,999
3.44%, 8/15/47, Series 2014-C17, Class A4	270,643	283,021
3.53%, 8/15/47, Series 2014-C17, Class A3	46,072	46,763
2.74%, 4/15/48, Series 2015-C22, Class A2	507,911	507,649
2.70%, 12/15/48, Series 2013-C8, Class ASB	26,956	27,322

UBS-Barclays Commercial Mortgage Trust
2.85%, 12/10/45, Series 2012-C4, Class A5	320,600	332,382

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

Investments	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust
2.53%, 10/15/45, Series 2012-LC5, Class ASB	$18,450	$18,688
3.41%, 12/15/47, Series 2014-LC18, Class A5	2,566,000	2,806,393
2.60%, 6/15/49, Series 2016-C34, Class A2	75,000	75,412
3.12%, 1/15/60, Series 2017-RC1, Class A2	466,910	477,515

WFRBS Commercial Mortgage Trust
2.45%, 12/15/45, Series 2012-C10, Class ASB	24,954	25,377
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $12,467,243)		12,627,170

ASSET-BACKED SECURITIES – 4.1%

United States – 4.1%

Ally Auto Receivables Trust 1.93%, 5/15/24, Series 2019-3, Class A3	240,000	245,001

Americredit Automobile Receivables Trust 2.41%, 7/8/22, Series 2016-4, Class C	274,988	276,346

Capital One Prime Auto Receivables Trust 1.63%, 8/15/25, Series 2020-1, Class A4	450,000	464,740

Carmax Auto Owner Trust 2.30%, 4/15/25, Series 2019-3, Class A4	118,000	123,764

Chase Issuance Trust 1.53%, 1/15/25, Series 2020-A1, Class A1	400,000	411,449

Citibank Credit Card Issuance Trust 3.21%, 12/7/24, Series 2018-A6, Class A6	430,000	458,058

Discover Card Execution Note Trust 1.89%, 10/15/24, Series 2019-A3, Class A	285,000	294,498

Ford Credit Auto Owner Trust 2.85%, 8/15/24, Series 2019-A, Class A4	100,000	105,483

GM Financial Consumer Automobile Receivables Trust 2.71%, 8/16/24, Series 2019-2, Class A4	1,100,000	1,154,989

Honda Auto Receivables Owner Trust 2.90%, 6/18/24, Series 2019-1, Class A4	200,000	209,156

Synchrony Card Funding LLC 2.95%, 3/15/25, Series 2019-A1, Class A	100,000	103,621

Toyota Auto Receivables Owner Trust 2.12%, 2/15/23, Series 2017-D, Class A4	800,000	812,764
TOTAL ASSET-BACKED SECURITIES (Cost: $4,605,677)		4,659,869

TOTAL INVESTMENTS IN SECURITIES – 109.8% (Cost: $121,605,213)		124,694,171

Other Assets less Liabilities – (9.8)%		(11,165,027)

NET ASSETS – 100.0%		$113,529,144
*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of August 31, 2020 on securities with variable or step rates.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
5 Year U.S. Treasury Note	5	12/31/20	$(630,156)	$(586)
†	As of August 31, 2020, deposits at broker for futures contracts of $3,250 included cash collateral of $3,641 and previously settled variation margin losses on open futures contracts of $391.

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$12,802,484	$—	$12,802,484
U.S. Government Obligations	—	53,222,645	—	53,222,645
U.S. Corporate Bonds	—	33,421,357	—	33,421,357
Foreign Corporate Bonds	—	5,617,835	—	5,617,835
Foreign Government Agencies	—	591,512	—	591,512
Foreign Government Obligations	—	1,498,293	—	1,498,293
Supranational Bond	—	253,006	—	253,006
Commercial Mortgage-Backed Securities	—	12,627,170	—	12,627,170
Asset-Backed Securities	—	4,659,869	—	4,659,869
Total Investments in Securities	$—	$124,694,171	$—	$124,694,171
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(586)	$—	$—	$(586)
Total - Net	$(586)	$124,694,171	$—	$124,693,585
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 93.1%

U.S. Treasury Bills – 93.1%
0.09%, 11/19/20*	$69,200,000	$69,185,194
0.09%, 11/27/20*	40,000,000	39,990,212
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $109,177,483)		$109,175,406

Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $5,257,722)	209,931	$5,271,368

TOTAL INVESTMENTS IN SECURITIES – 97.6% (Cost: $114,435,205)		114,446,774

Other Assets less Liabilities – 2.4%		2,777,769

NET ASSETS – 100.0%		$117,224,543
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2020 were as follows:

Affiliate	Value at 8/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2020	Dividend Income
WisdomTree Floating Rate Treasury Fund	$—	$9,617,280	$4,364,527	$4,969	$13,646	$5,271,368	$53,502

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN PUT OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Unrealized Appreciation	Value
S&P 500 Index	(349)	$(118,136,500)	$3,385	9/18/2020	$(2,257,289)	$1,227,739	$(1,029,550)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$109,175,406	$—	$109,175,406
Exchange-Traded Fund	5,271,368	—	—	5,271,368
Total Investments in Securities	$5,271,368	$109,175,406	$—	$114,446,774
Financial Derivative Instruments
Written Options[1]	$(1,029,550)	$—	$—	$(1,029,550)
Total - Net	$4,241,818	$109,175,406	$—	$113,417,224
[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2020

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 85.1%

U.S. Treasury Bills – 85.1%
0.07%, 9/17/20*	$92,600,000	$92,596,603
0.11%, 2/25/21*(a)	3,524,000	3,522,009
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $96,118,842)		$96,118,612
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $5,061,502)	201,905	$5,069,835

TOTAL INVESTMENTS IN SECURITIES – 89.6% (Cost: $101,180,344)		101,188,447

Other Assets less Liabilities – 10.4%		11,804,212

NET ASSETS – 100.0%		$112,992,659
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $3,522,009 as of August 31, 2020.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2020 were as follows:

Affiliate	Value at 8/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2020	Dividend Income
WisdomTree Floating Rate Treasury Fund	$—	$9,963,111	$4,904,227	$2,618	$8,333	$5,069,835	$42,515

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	9/16/2020	44,712,000	JPY	422,277	USD	$—	$(572)
Bank of Montreal	9/16/2020	11,959,000	JPY	113,091	USD	—	(299)
Bank of Montreal	9/16/2020	70,760	USD	7,602,000	JPY	—	(939)
Canadian Imperial Bank of Commerce	9/16/2020	385,740,000	JPY	3,584,834	USD	53,310	—
Canadian Imperial Bank of Commerce	9/16/2020	57,713,000	JPY	539,667	USD	4,659	—
Canadian Imperial Bank of Commerce	9/16/2020	207,686,000	JPY	1,964,593	USD	—	(5,783)
Canadian Imperial Bank of Commerce	9/16/2020	4,152,658	USD	439,671,000	JPY	5,859	—
Canadian Imperial Bank of Commerce	9/16/2020	2,472,728	USD	261,805,000	JPY	3,489	—
Canadian Imperial Bank of Commerce	12/16/2020	439,671,000	JPY	4,158,471	USD	—	(6,501)
Goldman Sachs	9/16/2020	1,268,000	JPY	11,758	USD	202	—
						$67,519	$(14,094)

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (concluded)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2020

FUTURES CONTRACTS† (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Corn	232	12/14/20	$(4,149,900)	$(335,837)
Live Cattle	96	12/31/20	(4,184,640)	(172,760)
			$(8,334,540)	$(508,597)

Long Exposure
10 Year U.S. Treasury Note	45	12/21/20	$6,266,250	$(31,725)
Australian Dollar Currency	85	12/14/20	6,281,500	(1,139)
British Pound Currency	75	12/14/20	6,274,219	(860)
Canadian Dollar Currency	82	12/15/20	6,296,370	(623)
Cocoa	159	12/15/20	4,219,860	—
Copper	83	12/29/20	6,352,612	330,175
Cotton No. 2	193	12/08/20	6,287,940	270
Euro Currency	42	12/14/20	6,280,313	(609)
Gasoline RBOB	124	11/30/20	6,127,212	—
Gold 100 Ounce	32	12/29/20	6,331,520	463,650
Soybean	132	11/13/20	6,293,100	—
Sugar	282	2/26/21	4,194,355	(1,927)
Swiss Franc Currency	45	12/14/20	6,246,000	(787)
U.S. Treasury Long Bond	24	12/21/20	4,217,250	(108,219)
Wheat	229	12/14/20	6,323,262	123,475
			$87,991,763	$771,681
Total – Net			$79,657,223	$263,084
†	As of August 31, 2020, deposits at broker for futures contracts totaled $205,098.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$96,118,612	$—	$96,118,612
Exchange-Traded Fund	5,069,835	—	—	5,069,835
Total Investments in Securities	$5,069,835	$96,118,612	$—	$101,188,447
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$67,519	$—	$67,519
Futures Contracts[1]	$917,570	$—	$—	$917,570
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(14,094)	$—	$(14,094)
Futures Contracts[1]	$(654,486)	$—	$—	$(654,486)
Total – Net	$5,332,919	$96,172,037	$—	$101,504,956
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

114	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2020

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$80,347,472	$15,293,620	$7,575,321	$29,753,631	$130,347,626

Investment in affiliates, at cost (Note 3)	3,466,125	1,119,572	466,906	—	—

Repurchase agreements, at cost	—	7,210,000	2,440,000	—	5,860,000

Foreign currency, at cost	—	59	—	—	565,337
Investments in securities, at value[1,2] (Note 2)	80,346,794	15,293,374	7,575,200	31,321,762	116,748,561

Investment in affiliates, at value (Note 3)	3,465,180	1,119,906	467,046	—	—

Repurchase agreements, at value (Note 2)	—	7,210,000	2,440,000	—	5,860,000

Cash	238,606	58,200	25,863	89,826	346,586

Deposits at broker for futures contracts (Note 2)	—	—	—	52,947	—

Foreign currency, at value	—	61	—	—	562,508

Unrealized appreciation on foreign currency contracts	47,766	849,222	105,488	—	357,739

Receivables:

Investment securities sold	1,199,860	—	—	—	2,023,942

Securities lending income	—	—	—	315	—

Interest	—	18	6	376,930	1,943,023

Foreign tax reclaims	—	—	—	—	116,602
Total Assets	85,298,206	24,530,781	10,613,603	31,841,780	127,958,961
LIABILITIES:

Unrealized depreciation on foreign currency contracts	1,316,474	14,573	76,670	—	259,906

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	2,164,250	—

Advisory fees (Note 3)	30,582	9,088	4,806	15,067	59,331

Service fees (Note 2)	271	90	40	110	475

Net variation margin on futures contracts	—	—	—	6,969	—

Foreign capital gains tax	—	—	—	—	120,708
Total Liabilities	1,347,327	23,751	81,516	2,186,396	440,420
NET ASSETS	$83,950,879	$24,507,030	$10,532,087	$29,655,384	$127,518,541
NET ASSETS:

Paid-in capital	$96,999,477	$25,055,909	$58,402,691	$37,348,048	$162,242,474

Total distributable earnings (loss)	(13,048,598)	(548,879)	(47,870,604)	(7,692,664)	(34,723,933)
NET ASSETS	$83,950,879	$24,507,030	$10,532,087	$29,655,384	$127,518,541
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,200,000	950,000	600,000	400,000	3,900,000
Net asset value per share	$26.23	$25.80	$17.55	$74.14	$32.70
[1] Includes market value of securities out on loan of:	—	—	—	$2,283,602	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	115

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2020

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
ASSETS:

Investments, at cost	$1,489,967,938	$138,627,209	$85,965,978	$33,068,179	$1,270,872,994

Repurchase agreements, at cost	—	—	5,878,500	—	75,580,000
Investments in securities, at value[1,2] (Note 2)	1,491,717,991	142,720,359	92,979,456	33,500,895	1,322,238,491

Repurchase agreements, at value (Note 2)	—	—	5,878,500	—	75,580,000

Cash	108,813	4,655,941	211,934	10,637,194	2,668,447

Deposits at broker for futures contracts (Note 2)	—	459,386	1,115,172	25,001	—

Receivables:

Investment securities sold[4]	136,760,123	516,939	131,280	15,185,930	40,000,342

Due from broker for securities sold short (Note 2)	—	—	53,230	—	1,584,865

Securities lending income	—	2,692	341	—	1,085

Interest	345,316	1,971,445	478,567	57,620	7,529,169
Total Assets	1,628,932,243	150,326,762	100,848,480	59,406,640	1,449,602,399
LIABILITIES:

Securities sold short, at value[3] (Note 2)	—	—	53,295	—	1,583,613

Payables:

Cash collateral received for securities loaned (Note 2)	—	19,910,760	2,385,013	—	11,596,815

Investment securities purchased	131,771,613	1,957,183	4,149,073	28,402,474	120,425,853

Capital shares redeemed	5,023,151	—	—	—	—

Advisory fees (Note 3)	192,047	46,665	17,760	11,806	132,949

Service fees (Note 2)	5,633	478	340	116	4,876

Net variation margin on futures contracts	—	34,547	154,897	6,219	—

Interest on securities sold short	—	—	72	—	1,896
Total Liabilities	136,992,444	21,949,633	6,760,450	28,420,615	133,746,002
NET ASSETS	$1,491,939,799	$128,377,129	$94,088,030	$30,986,025	$1,315,856,397
NET ASSETS:

Paid-in capital	$1,490,391,208	$155,597,525	$98,545,384	$30,324,944	$1,258,356,702

Total distributable earnings (loss)	1,548,591	(27,220,396)	(4,457,354)	661,081	57,499,695
NET ASSETS	$1,491,939,799	$128,377,129	$94,088,030	$30,986,025	$1,315,856,397
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	59,400,000	6,000,000	2,000,000	600,002	24,400,000
Net asset value per share	$25.12	$21.40	$47.04	$51.64	$53.93
[1] Includes market value of securities out on loan of:	—	$19,614,026	$2,385,891	—	$11,501,712
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Securities sold short, proceeds:	—	—	$53,158	—	$1,582,969
[4] Includes market value of securities out on loan, which were sold and pending settlement of:	—	$206,381	—	—	$66,137

See Notes to Financial Statements.

116	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2020

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Managed Futures Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$121,605,213	$109,177,483	$96,118,842

Investment in affiliates, at cost (Note 3)	—	5,257,722	5,061,502
Investments in securities, at value	124,694,171	109,175,406	96,118,612

Investment in affiliates, at value (Note 3)	—	5,271,368	5,069,835

Cash	168,826	3,851,408	11,295,679

Deposits at broker for futures contracts (Note 2)	3,250	—	205,098

Unrealized appreciation on foreign currency contracts	—	—	67,519

Receivables:

Investment securities sold	16,402,502	—	—

Interest	517,430	—	—

Net variation margin on futures contracts	—	—	308,725
Total Assets	141,786,179	118,298,182	113,065,468
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	—	14,094

Written options, at value[1]	—	1,029,550	—

Payables:

Investment securities purchased	28,245,420	—	—

Advisory fees (Note 3)	11,015	43,646	58,316

Service fees (Note 2)	405	443	399

Net variation margin on futures contracts	195	—	—
Total Liabilities	28,257,035	1,073,639	72,809
NET ASSETS	$113,529,144	$117,224,543	$112,992,659
NET ASSETS:

Paid-in capital	$109,866,238	$148,630,294	$127,965,111

Total distributable earnings (loss)	3,662,906	(31,405,751)	(14,972,452)
NET ASSETS	$113,529,144	$117,224,543	$112,992,659
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,200,000	4,400,000	3,200,000
Net asset value per share	$51.60	$26.64	$35.31
[1] Premiums received on written options:	—	$2,257,289	—

See Notes to Financial Statements.

WisdomTree Trust	117

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2020

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$18,881	$11,294	$7,519	$—	$—

Interest[1]	474,105	252,218	187,919	1,550,021	9,930,411

Securities lending income (Note 2)	—	—	—	5,432	101
Total investment income	492,986	263,512	195,438	1,555,453	9,930,512
EXPENSES:

Advisory fees (Note 3)	358,093	113,152	89,502	197,065	913,561

Service fees (Note 2)	3,150	1,106	716	1,445	7,308
Total expenses	361,243	114,258	90,218	198,510	920,869
Expense waivers (Note 3)	(4,528)	(1,718)	(1,047)	—	—
Net expenses	356,715	112,540	89,171	198,510	920,869
Net investment income	136,271	150,972	106,267	1,356,943	9,009,643
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	4,369	416	861	345,261	(14,060,615)

Investment transactions in affiliates (Note 3)	(9,502)	(51)	(262)	—	—

In-kind redemptions	—	—	—	(532,504)	(5,053,980)

Futures contracts	—	—	—	(138,371)	—

Foreign currency contracts	(3,195,432)	(415,812)	(1,111,228)	—	(1,032,589)

Foreign currency related transactions	—	—	—	—	(789,839)
Net realized loss	(3,200,565)	(415,447)	(1,110,629)	(325,614)	(20,937,023)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	(7,401)	(3,102)	(2,422)	254,977	9,690,737

Investment transactions in affiliates (Note 3)	2,063	2,315	1,483	—	—

Futures contracts	—	—	—	(752)	—

Foreign currency contracts	(1,548,094)	1,783,116	713,668	—	126,181

Translation of assets and liabilities denominated in foreign currencies	—	3	—	—	294,505
Net increase (decrease) in unrealized appreciation/depreciation	(1,553,432)	1,782,332	712,729	254,225	10,111,423
Net realized and unrealized gain (loss) on investments	(4,753,997)	1,366,885	(397,900)	(71,389)	(10,825,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,617,726)	$1,517,857	$(291,633)	$1,285,554	$(1,815,957)
[1] Net of foreign withholding tax of:	—	—	—	$345	$173,927
[2] Net of foreign capital gains tax of:	—	—	—	—	$18,531
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$32,047

See Notes to Financial Statements.

118	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2020

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund[1]	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
INVESTMENT INCOME:

Interest	$18,660,047	$10,577,834	$2,233,102	$360,027	$28,048,481

Securities lending income (Note 2)	—	116,809	6,532	—	26,059
Total investment income	18,660,047	10,694,643	2,239,634	360,027	28,074,540
EXPENSES:

Advisory fees (Note 3)	2,532,904	784,187	198,843	77,353	2,201,621

Service fees (Note 2)	74,298	8,024	3,804	756	48,436
Total expenses	2,607,202	792,211	202,647	78,109	2,250,057
Expense waivers (Note 3)	—	—	—	—	(880,649)
Net expenses	2,607,202	792,211	202,647	78,109	1,369,408
Net investment income	16,052,845	9,902,432	2,036,987	281,918	26,705,132
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	903,357	(15,769,081)	460,837	290,025	11,539,750

In-kind redemptions	1,026,249	(4,911,742)	96,716	—	5,623,699

Futures contracts	—	(3,567,983)	(3,876,103)	12,868	—

Securities sold short	—	—	(369)	—	(6,469)
Net realized gain (loss)	1,929,606	(24,248,806)	(3,318,919)	302,893	17,156,980
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	3,008,156	5,275,423	2,250,992	432,716	8,440,729

Futures contracts	—	31,362	(107,023)	10,006	—

Securities sold short	—	—	(137)	—	(644)
Net increase in unrealized appreciation/depreciation	3,008,156	5,306,785	2,143,832	442,722	8,440,085
Net realized and unrealized gain (loss) on investments	4,937,762	(18,942,021)	(1,175,087)	745,615	25,597,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,990,607	$(9,039,589)	$861,900	$1,027,533	$52,302,197
[1] For the period November 14, 2019 (commencement of operations) through August 31, 2020.

See Notes to Financial Statements.

WisdomTree Trust	119

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended August 31, 2020

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Managed Futures Strategy Fund (consolidated)
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$—	$53,502	$42,515

Interest	2,213,023	2,180,913	1,535,858
Total investment income	2,213,023	2,234,415	1,578,373
EXPENSES:

Advisory fees (Note 3)	179,732	745,981	1,064,492

Service fees (Note 2)	3,954	7,459	6,245
Total expenses	183,686	753,440	1,070,737
Expense waivers (Note 3)	(71,893)	(51,264)	(149,258)
Net expenses	111,793	702,176	921,479
Net investment income	2,101,230	1,532,239	656,894
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	617,486	175,964	14,510

Investment transactions in affiliates (Note 3)	—	4,969	2,618

In-kind redemptions	343,546	—	—

Futures contracts	(2,735)	—	(6,846,247)

Written options	—	(15,146,816)	—

Foreign currency contracts	—	—	(724,599)
Net realized gain (loss)	958,297	(14,965,883)	(7,553,718)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	809,589	(10,159)	(42,511)

Investment transactions in affiliates (Note 3)	—	13,646	8,333

Futures contracts	(586)	—	(7,203,906)

Written options	—	(782,320)	—

Foreign currency contracts	—	—	296,086
Net increase (decrease) in unrealized appreciation/depreciation	809,003	(778,833)	(6,941,998)
Net realized and unrealized gain (loss) on investments	1,767,300	(15,744,716)	(14,495,716)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,868,530	$(14,212,477)	$(13,838,822)

See Notes to Financial Statements.

120	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Chinese Yuan Strategy Fund		WisdomTree Emerging Currency Strategy Fund

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$136,271	$1,101,680	$150,972	$535,885	$106,267	$352,935

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(3,200,565)	2,710,118	(415,447)	(973,508)	(1,110,629)	(423,264)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,553,432)	(413,060)	1,782,332	121,377	712,729	680,877
Net increase (decrease) in net assets resulting from operations	(4,617,726)	3,398,738	1,517,857	(316,246)	(291,633)	610,548
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(1,101,951)	(740,869)	(535,878)	(348,348)	(352,930)	(371,701)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	234,606,294	17,885,528	—	—	—	3,756,468

Cost of shares redeemed	(189,909,518)	(66,454,058)	(2,519,020)	(5,152,775)	(8,832,378)	(12,732,023)
Net increase (decrease) in net assets resulting from capital share transactions	44,696,776	(48,568,530)	(2,519,020)	(5,152,775)	(8,832,378)	(8,975,555)
Net Increase (Decrease) in Net Assets	38,977,099	(45,910,661)	(1,537,041)	(5,817,369)	(9,476,941)	(8,736,708)
NET ASSETS:

Beginning of year	$44,973,780	$90,884,441	$26,044,071	$31,861,440	$20,009,028	$28,745,736

End of year	$83,950,879	$44,973,780	$24,507,030	$26,044,071	$10,532,087	$20,009,028
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,600,000	3,400,000	1,050,000	1,250,000	1,100,000	1,600,000

Shares created	8,350,000	650,000	—	—	—	200,000

Shares redeemed	(6,750,000)	(2,450,000)	(100,000)	(200,000)	(500,000)	(700,000)
Shares outstanding, end of year	3,200,000	1,600,000	950,000	1,050,000	600,000	1,100,000

See Notes to Financial Statements.

WisdomTree Trust	121

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,356,943	$1,664,290	$9,009,643	$10,784,666	$16,052,845	$38,502,995

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(325,614)	(604,838)	(20,937,023)	(17,462,838)	1,929,606	(1,663,637)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	254,225	2,927,807	10,111,423	26,516,506	3,008,156	(1,293,067)
Net increase (decrease) in net assets resulting from operations	1,285,554	3,987,259	(1,815,957)	19,838,334	20,990,607	35,546,291
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,368,000)	(1,662,000)	(3,300,000)	(4,473,616)	(16,637,462)	(37,766,900)

Tax return of capital	—	—	(5,048,500)	(5,422,384)	—	—
Total distributions to shareholders	(1,368,000)	(1,662,000)	(8,348,500)	(9,896,000)	(16,637,462)	(37,766,900)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	—	53,828,320	559,326,304	2,556,559,282

Cost of shares redeemed	(6,624,034)	(7,113,818)	(58,099,951)	(40,070,641)	(724,101,028)	(1,174,021,291)
Net increase (decrease) in net assets resulting from capital share transactions	(6,624,034)	(7,113,818)	(58,099,951)	13,757,679	(164,774,724)	1,382,537,991
Net Increase (Decrease) in Net Assets	(6,706,480)	(4,788,559)	(68,264,408)	23,700,013	(160,421,579)	1,380,317,382
NET ASSETS:

Beginning of year	$36,361,864	$41,150,423	$195,782,949	$172,082,936	$1,652,361,378	$272,043,996

End of year	$29,655,384	$36,361,864	$127,518,541	$195,782,949	$1,491,939,799	$1,652,361,378
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	500,000	600,000	5,700,000	5,300,000	65,950,000	10,850,000

Shares created	—	—	—	1,600,000	22,300,000	101,900,000

Shares redeemed	(100,000)	(100,000)	(1,800,000)	(1,200,000)	(28,850,000)	(46,800,000)
Shares outstanding, end of year	400,000	500,000	3,900,000	5,700,000	59,400,000	65,950,000

See Notes to Financial Statements.

122	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Mortgage Plus Bond Fund

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period November 14, 2019* through August 31, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$9,902,432	$14,605,553	$2,036,987	$2,120,745	$281,918

Net realized gain (loss) on investments, futures contracts and securities sold short	(24,248,806)	(12,391,990)	(3,318,919)	(5,366,610)	302,893

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and securities sold short	5,306,785	(475,899)	2,143,832	5,398,184	442,722
Net increase (decrease) in net assets resulting from operations	(9,039,589)	1,737,664	861,900	2,152,319	1,027,533
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(9,953,950)	(15,068,128)	(2,155,990)	(2,155,448)	(366,452)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	6,894,337	82,954,300	32,755,346	28,501,336	30,324,844

Cost of shares redeemed	(106,989,172)	(84,490,516)	(13,710,340)	(4,767,532)	—
Net increase (decrease) in net assets resulting from capital share transactions	(100,094,835)	(1,536,216)	19,045,006	23,733,804	30,324,844
Net Increase (Decrease) in Net Assets	(119,088,374)	(14,866,680)	17,750,916	23,730,675	30,985,925
NET ASSETS:

Beginning of period	$247,465,503	$262,332,183	$76,337,114	$52,606,439	$100

End of period	$128,377,129	$247,465,503	$94,088,030	$76,337,114	$30,986,025
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	10,700,000	10,900,000	1,600,000	1,100,000	2

Shares created	300,000	3,500,000	700,000	600,000	600,000

Shares redeemed	(5,000,000)	(3,700,000)	(300,000)	(100,000)	—
Shares outstanding, end of period	6,000,000	10,700,000	2,000,000	1,600,000	600,002
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Trust	123

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		WisdomTree CBOE S&P 500 PutWrite Strategy Fund

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$26,705,132	$17,117,128	$2,101,230	$1,707,559	$1,532,239	$4,151,819

Net realized gain (loss) on investments, futures contracts, written options and securities sold short	17,156,980	(134,829)	958,297	(108,977)	(14,965,883)	(17,495,534)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, written options and securities sold short	8,440,085	52,480,153	809,003	2,647,541	(778,833)	273,411
Net increase (decrease) in net assets resulting from operations	52,302,197	69,462,452	3,868,530	4,246,123	(14,212,477)	(13,070,304)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(29,771,450)	(17,594,752)	(2,124,600)	(1,700,000)	(3,011,616)	(13,395,542)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	758,734,591	463,132,846	51,149,463	64,023,477	21,298,290	79,579,882

Cost of shares redeemed	(345,601,912)	(53,469,693)	(30,416,013)	(14,621,599)	(98,199,850)	(80,198,284)
Net increase (decrease) in net assets resulting from capital share transactions	413,132,679	409,663,153	20,733,450	49,401,878	(76,901,560)	(618,402)
Net Increase (Decrease) in Net Assets	435,663,426	461,530,853	22,477,380	51,948,001	(94,125,653)	(27,084,248)
NET ASSETS:

Beginning of year	$880,192,971	$418,662,118	$91,051,764	$39,103,763	$211,350,196	$238,434,444

End of year	$1,315,856,397	$880,192,971	$113,529,144	$91,051,764	$117,224,543	$211,350,196
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	16,700,000	8,600,000	1,800,000	800,000	7,700,000	7,800,000

Shares created	14,300,000	9,200,000	1,000,000	1,300,000	800,000	2,900,000

Shares redeemed	(6,600,000)	(1,100,000)	(600,000)	(300,000)	(4,100,000)	(3,000,000)
Shares outstanding, end of year	24,400,000	16,700,000	2,200,000	1,800,000	4,400,000	7,700,000

See Notes to Financial Statements.

124	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Managed Futures Strategy Fund (consolidated)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$656,894	$3,051,135

Net realized loss on investments, futures contracts and foreign currency contracts	(7,553,718)	(9,017,131)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and foreign currency contracts	(6,941,998)	5,254,038
Net decrease in net assets resulting from operations	(13,838,822)	(711,958)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(2,475,949)	(9,119,434)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	26,370,052	147,370,468

Cost of shares redeemed	(113,937,192)	(80,914,698)
Net increase (decrease) in net assets resulting from capital share transactions	(87,567,140)	66,455,770
Net Increase (Decrease) in Net Assets	(103,881,911)	56,624,378
NET ASSETS:

Beginning of year	$216,874,570	$160,250,192

End of year	$112,992,659	$216,874,570
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,550,000	3,950,000

Shares created	750,000	3,700,000

Shares redeemed	(3,100,000)	(2,100,000)
Shares outstanding, end of year	3,200,000	5,550,000

See Notes to Financial Statements.

WisdomTree Trust	125

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$28.11	$26.73	$25.64	$26.34	$28.63
Investment operations:

Net investment income (loss)[1]	0.05	0.47	0.21	0.00 [2]	(0.10)

Net realized and unrealized gain (loss)	(1.11)	1.15	0.88 [3]	(0.70)	(0.42)[3]
Total from investment operations	(1.06)	1.62	1.09	(0.70)	(0.52)
Dividends and distributions to shareholders:

Net investment income	(0.82)	(0.24)	—	—	—

Capital gains	—	—	—	—	(1.77)
Total dividends and distributions to shareholders	(0.82)	(0.24)	—	—	(1.77)
Net asset value, end of year	$26.23	$28.11	$26.73	$25.64	$26.34

TOTAL RETURN[4]	(3.87)%	6.09%	4.25%[5]	(2.66)%	(2.05)%[6]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$83,951	$44,974	$90,884	$138,462	$237,059

Ratios to average net assets of:

Expenses	0.50%[7,8]	0.50%[7,8]	0.50%[7,8]	0.50%	0.50%

Net investment income (loss)	0.19%[8]	1.71%[8]	0.83%[8]	0.00%[9]	(0.35)%
Portfolio turnover rate[10]	266%[11]	23%	0%	0%	0%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$24.80	$25.49	$25.54	$24.42	$24.67
Investment operations:

Net investment income[1]	0.15	0.47	0.24	0.02	0.06

Net realized and unrealized gain (loss)	1.36	(0.87)	(0.29)	1.10	(0.31)
Total from investment operations	1.51	(0.40)	(0.05)	1.12	(0.25)
Dividends to shareholders:

Net investment income	(0.51)	(0.29)	—	—	—
Net asset value, end of year	$25.80	$24.80	$25.49	$25.54	$24.42

TOTAL RETURN[4]	6.16%	(1.59)%	(0.20)%	4.59%	(1.01)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$24,507	$26,044	$31,861	$38,312	$48,843

Ratios to average net assets of:

Expenses	0.45%[7,8]	0.45%[7,8]	0.45%[7,8]	0.45%	0.45%

Net investment income	0.60%[8]	1.82%[8]	0.92%[8]	0.09%	0.26%
Portfolio turnover rate[10]	0%	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share and $0.01 per share for investment losses on certain foreign exchange transactions during the fiscal years ended August 31, 2018 and 2016, respectively.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[9]	Amount represents less than 0.005%.

[10]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[11]

During the fiscal year ended August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal year for that security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

126	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$18.19	$17.97	$19.14	$17.97	$17.01
Investment operations:

Net investment income (loss)[1]	0.12	0.31	0.16	0.00 [2]	(0.07)

Net realized and unrealized gain (loss)	(0.41)	0.25	(1.33)	1.17	1.03
Total from investment operations	(0.29)	0.56	(1.17)	1.17	0.96
Dividends to shareholders:

Net investment income	(0.35)	(0.34)	—	—	—
Net asset value, end of year	$17.55	$18.19	$17.97	$19.14	$17.97

TOTAL RETURN[3]	(1.68)%	3.12%	(6.11)%	6.51%	5.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$10,532	$20,009	$28,746	$49,755	$43,130

Ratios to average net assets of:

Expenses	0.55%[4,5]	0.55%[4,5]	0.55%[4,5]	0.55%	0.55%

Net investment income (loss)	0.65%[5]	1.68%[5]	0.82%[5]	0.01%	(0.41)%
Portfolio turnover rate[6]	0%	0%	0%	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$72.72	$68.58	$72.91	$71.93	$69.13
Investment operations:

Net investment income[1]	2.99	3.00	2.84	2.87	2.97

Net realized and unrealized gain (loss)	1.47 ^	4.17	(4.30)	0.98	2.82
Total from investment operations	4.46	7.17	(1.46)	3.85	5.79
Dividends to shareholders:

Net investment income	(3.04)	(3.03)	(2.87)	(2.87)	(2.99)
Net asset value, end of year	$74.14	$72.72	$68.58	$72.91	$71.93

TOTAL RETURN[3]	6.37%	10.69%	(2.08)%	5.51%	8.71%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$29,655	$36,362	$41,150	$51,035	$57,543

Ratios to average net assets of:

Expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	4.13%	4.26%	3.96%	4.03%	4.35%
Portfolio turnover rate[6]	43%	54%	132%	36%	21%
^

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	127

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$34.35	$32.47	$38.92	$37.59	$35.77
Investment operations:

Net investment income[1]	1.83	1.96	2.15	2.07	2.00

Net realized and unrealized gain (loss)	(1.76)^	1.72	(6.48)	1.00	1.57
Total from investment operations	0.07	3.68	(4.33)	3.07	3.57
Dividends and distributions to shareholders:

Net investment income	(0.60)	(0.82)	(2.06)	(0.82)	(0.59)

Tax return of capital	(1.12)	(0.98)	(0.06)	(0.92)	(1.16)
Total dividends and distributions to shareholders	(1.72)	(1.80)	(2.12)	(1.74)	(1.75)
Net asset value, end of year	$32.70	$34.35	$32.47	$38.92	$37.59

TOTAL RETURN[2]	0.20%	11.54%	(11.66)%	8.46%	10.34%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$127,519	$195,783	$172,083	$256,851	$327,034

Ratios to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	5.42%	5.77%	5.71%	5.51%	5.59%
Portfolio turnover rate[3]	29%	27%	44%	39%	46%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$25.05	$25.07	$25.07	$25.03	$24.99
Investment operations:

Net investment income[1]	0.24	0.56	0.45	0.17	0.05

Net realized and unrealized gain (loss)	0.07	(0.05)	(0.07)	0.04	0.02
Total from investment operations	0.31	0.51	0.38	0.21	0.07
Dividends and distributions to shareholders:

Net investment income	(0.24)	(0.53)	(0.35)	(0.17)	(0.03)

Capital gains	—	—	(0.03)	—	—
Total dividends and distributions to shareholders	(0.24)	(0.53)	(0.38)	(0.17)	(0.03)
Net asset value, end of year	$25.12	$25.05	$25.07	$25.07	$25.03

TOTAL RETURN[2]	1.26%	2.06%	1.53%	0.85%	0.28%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,491,940	$1,652,361	$272,044	$1,254	$1,251

Ratios to average net assets of:

Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, prior to expense waivers	0.15%	0.15%	0.17%	0.20%	0.20%

Net investment income	0.95%	2.22%	1.83%	0.68%	0.20%
Portfolio turnover rate[3]	163%	170%	170%	160%	157%
^

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Floating Rate Treasury Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

128	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$23.13	$24.07	$23.91	$23.39	$23.18
Investment operations:

Net investment income[1]	1.20	1.30	1.23	1.24	1.10

Net realized and unrealized gain (loss)	(1.73)	(0.91)	0.10	0.53	0.20
Total from investment operations	(0.53)	0.39	1.33	1.77	1.30
Dividends and distributions to shareholders:

Net investment income	(1.20)	(1.30)	(1.17)	(1.25)	(1.09)

Capital gains	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(1.20)	(1.33)	(1.17)	(1.25)	(1.09)
Net asset value, end of year	$21.40	$23.13	$24.07	$23.91	$23.39

TOTAL RETURN[2]	(2.26)%	1.68%	5.68%	7.73%	5.92%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$128,377	$247,466	$262,332	$54,997	$14,037

Ratios to average net assets of:

Expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Net investment income	5.43%	5.52%	5.14%	5.19%	4.90%
Portfolio turnover rate[3]	101%[4,5]	61%	60%	57%	44%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$47.71	$47.82	$47.89	$48.01	$48.21
Investment operations:

Net investment income[1]	1.11	1.36	1.18	0.95	0.77

Net realized and unrealized loss	(0.60)	(0.10)	(0.07)	(0.03)	(0.13)
Total from investment operations	0.51	1.26	1.11	0.92	0.64
Dividends to shareholders:

Net investment income	(1.18)	(1.37)	(1.18)	(1.04)	(0.84)
Net asset value, end of year	$47.04	$47.71	$47.82	$47.89	$48.01

TOTAL RETURN[2]	1.08%	2.69%	2.35%	1.93%	1.35%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$94,088	$76,337	$52,606	$23,945	$24,005

Ratios to average net assets of:

Expenses	0.23%	0.23%	0.23%	0.23%	0.23%

Net investment income	2.36%	2.86%	2.46%	1.99%	1.60%
Portfolio turnover rate[3,6]	70%	39%	81%	187%	226%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on June 1, 2020.

[5]	On June 4, 2020, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

[6]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2020, August 31, 2019, August 31, 2018, August 31, 2017 and August 31, 2016 were 33%, 12%, 28%, 45% and 33%, respectively.

See Notes to Financial Statements.

WisdomTree Trust	129

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Mortgage Plus Bond Fund	For the Period November 14, 2019* through August 31, 2020
Net asset value, beginning of period	$50.26
Investment operations:

Net investment income[1]	0.66

Net realized and unrealized gain	1.55
Total from investment operations	2.21
Dividends to shareholders:

Net investment income	(0.83)
Net asset value, end of period	$51.64

TOTAL RETURN[2]	4.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$30,986

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment income	1.64%[3]
Portfolio turnover rate[4,5]	278%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$52.71	$48.68	$50.94	$52.04	$49.64
Investment operations:

Net investment income[1]	1.28	1.61	1.53	1.35	1.31

Net realized and unrealized gain (loss)	1.38	4.05	(2.26)	(0.85)	2.50
Total from investment operations	2.66	5.66	(0.73)	0.50	3.81
Dividends and distributions to shareholders:

Net investment income	(1.44)	(1.63)	(1.53)	(1.38)	(1.41)

Capital gains	—	—	—	(0.22)	—
Total dividends and distributions to shareholders	(1.44)	(1.63)	(1.53)	(1.60)	(1.41)
Net asset value, end of year	$53.93	$52.71	$48.68	$50.94	$52.04

TOTAL RETURN[2]	5.14%	11.92%	(1.44)%	1.05%	7.81%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,315,856	$880,193	$418,662	$168,105	$109,285

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%	0.12%	0.12%

Expenses, prior to expense waivers	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.43%	3.25%	3.10%	2.69%	2.59%
Portfolio turnover rate[4,6]	88%	54%	82%	134%	141%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rate excluding TBA roll transactions for the period ended August 31, 2020 was 70%.

[6]

The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2020, August 31, 2019, August 31, 2018, August 31, 2017 and August 31, 2016, were 65%, 44%, 38%, 59% and 51%, respectively.

See Notes to Financial Statements.

130	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$50.58	$48.88	$50.25	$50.06
Investment operations:

Net investment income[1]	1.19	1.40	1.17	0.26

Net realized and unrealized gain (loss)	1.05	1.69	(1.41)	0.17
Total from investment operations	2.24	3.09	(0.24)	0.43
Dividends and distributions to shareholders:

Net investment income	(1.22)	(1.39)	(1.07)	(0.24)

Capital gains	—	—	(0.06)	—
Total dividends and distributions to shareholders	(1.22)	(1.39)	(1.13)	(0.24)
Net asset value, end of period	$51.60	$50.58	$48.88	$50.25

TOTAL RETURN[2]	4.51%	6.43%	(0.47)%	0.86%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$113,529	$91,052	$39,104	$5,025

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%	0.12%	0.12%[3]

Expenses, prior to expense waivers	0.20%	0.20%	0.20%	0.20%[3]

Net investment income	2.34%	2.83%	2.40%	1.76%[3]
Portfolio turnover rate[4,5]	106%	49%	177%	44%

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period February 24, 2016* through August 31, 2016
Net asset value, beginning of period	$27.45	$30.57	$29.23	$27.05	$25.10
Investment operations:

Net investment income (loss)[1]	0.24	0.49	0.22	0.06	(0.02)

Net realized and unrealized gain (loss)	(0.63)^	(1.96)	2.15	2.74	1.97
Total from investment operations	(0.39)	(1.47)	2.37	2.80	1.95
Dividends and distributions to shareholders:

Net investment income	(0.42)	(0.25)	(0.06)	—	—

Capital gains	—	(1.40)	(0.97)	(0.62)	—
Total dividends and distributions to shareholders	(0.42)	(1.65)	(1.03)	(0.62)	—
Net asset value, end of period	$26.64	$27.45	$30.57	$29.23	$27.05

TOTAL RETURN[2]	(1.52)%	(4.72)%	8.28%	10.52%	7.77%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$117,225	$211,350	$238,434	$204,635	$16,229

Ratios to average net assets of:

Expenses, net of expense waivers	0.41%[6]	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.44%[6]	0.44%	0.44%	0.44%	0.44%[3]

Net investment income (loss)	0.90%[6]	1.78%	0.76%	0.21%	(0.18)%[3]
Portfolio turnover rate[4]	72%[7]	0%	0%	0%	0%
*	Commencement of operations.

^

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017 were 46%, 24%, 120% and 22%, respectively.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]

During the fiscal year ended August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal year for that security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

WisdomTree Trust	131

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Net asset value, beginning of year	$39.08	$40.57	$38.84	$41.12	$41.17
Investment operations:

Net investment income (loss)[1]	0.17	0.55	0.26	(0.07)	(0.33)

Net realized and unrealized gain (loss)	(3.34)	(0.65)	1.47	(2.21)	0.28
Total from investment operations	(3.17)	(0.10)	1.73	(2.28)	(0.05)
Dividends to shareholders:

Net investment income	(0.60)	(1.39)	—	—	—
Net asset value, end of year	$35.31	$39.08	$40.57	$38.84	$41.12

TOTAL RETURN[2]	(8.17)%	(0.22)%[3]	4.45%	(5.54)%[4]	(0.12)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$112,993	$216,875	$160,250	$170,879	$180,941

Ratios to average net assets of:

Expenses, net of expense waivers	0.65%[5]	0.65%	0.65%	0.65%	0.91%

Expenses, prior to expense waivers	0.75%[5]	0.75%	0.75%	0.75%	0.92%

Net investment income (loss)	0.46%[5]	1.40%	0.66%	(0.18)%	(0.80)%
Portfolio turnover rate[6]	97%[7]	0%	0%	0%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

During the fiscal year ended August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal year for that security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

See Notes to Financial Statements.

132	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	December 18, 2013
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund’’ and also referred to herein as ‘‘Currency Strategy Funds’’)	May 6, 2009
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund’’)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund’’)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund’’)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund’’ and also referred to herein as ‘‘Duration Funds’’)	December 18, 2013
WisdomTree Mortgage Plus Bond Fund (“Mortgage Plus Bond Fund’’)	November 14, 2019
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund’’)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund’’)	May 18, 2017
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund’’)	February 24, 2016
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund’’) (consolidated)	January 5, 2011

Each Fund, except the Bloomberg U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, Mortgage Plus Bond Fund and Managed Futures Strategy Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) or an Index developed by a third party. The Bloomberg U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, Mortgage Plus Bond Fund and Managed Futures Strategy Fund are each actively managed. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Managed Futures Strategy Fund (the “Parent Fund”), include the accounts of WisdomTree Managed Futures Portfolio I, a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). For the Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. The Parent Fund’s investment in its Subsidiary may not exceed 25% of the Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

WisdomTree Trust	133

Notes to Financial Statements (continued)

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (‘‘TBA’’) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. Except for U.S. Dollar Bullish Fund, foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. For the Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund and the Emerging Markets Local Debt Fund, WM/Reuters closing spot and forward rates as of 2:00 p.m. Singapore time are used to value forward foreign currency contracts in the following Asian currencies: Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, Taiwan dollar, and the Thai baht. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in

134	WisdomTree Trust

Notes to Financial Statements (continued)

pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments, such as fixed income securities, are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended August 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, foreign currency futures contracts, commodity futures contracts and interest rate futures contracts and equity options contracts during the year or period ended August 31, 2020 and open positions in such derivatives as of August 31, 2020 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional

WisdomTree Trust	135

Notes to Financial Statements (continued)

collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2020, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of August 31, 2020, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$47,766	Unrealized depreciation on foreign currency contracts	$1,316,474
Chinese Yuan Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	849,222	Unrealized depreciation on foreign currency contracts	14,573
Emerging Currency Strategy Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	105,488	Unrealized depreciation on foreign currency contracts	76,670
Emerging Markets Corporate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	10,272	Unrealized depreciation on futures contracts*	1,594
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	357,739	Unrealized depreciation on foreign currency contracts	259,906
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	28,282	Unrealized depreciation on futures contracts*	71,313
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	34,765	Unrealized depreciation on futures contracts*	76,466
Mortgage Plus Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	10,006	Unrealized depreciation on futures contracts*	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	586
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts			Written options, at value	1,029,550
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	67,519	Unrealized depreciation on foreign currency contracts	14,094
	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	4,018
Commodity contracts	Unrealized appreciation on futures contracts*	917,570	Unrealized depreciation on futures contracts*	510,524
Interest rate contracts	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	139,944
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 140 for additional information regarding balance sheet location of balances associated with futures contracts.

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For the fiscal year or period ended August 31, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign exchange contracts	$(3,195,432)	$(1,548,094)
Chinese Yuan Strategy Fund
Foreign exchange contracts	(415,812)	1,783,116
Emerging Currency Strategy Fund
Foreign exchange contracts	(1,111,228)	713,668
Emerging Markets Corporate Bond Fund
Interest rate contracts	(138,371)	(752)
Emerging Markets Local Debt Fund
Foreign exchange contracts	(1,032,589)	126,181
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	(3,567,983)	31,362
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	(3,876,103)	(107,023)
Mortgage Plus Bond Fund[3]
Interest rate contracts	12,868	10,006
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate contracts	(2,735)	(586)
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	(15,146,816)	(782,320)
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	(1,808,889)	293,405
Commodity contracts	(7,875,881)	(5,882,580)
Interest rate contracts	2,113,924	(1,318,645)

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity contracts	Net realized gain (loss) from written options
Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts
Interest rate contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from written options
Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts and foreign currency contracts
Commodity contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

During the fiscal year or period ended August 31, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
U.S. Dollar Bullish Fund
Foreign exchange contracts	$84,440,270	$153,033,654	$—	$—	$—
Chinese Yuan Strategy Fund
Foreign exchange contracts	33,200,067	8,171,073	—	—	—
Emerging Currency Strategy Fund
Foreign exchange contracts	22,980,476	6,365,367	—	—	—

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Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Written options
Emerging Markets Corporate Bond Fund
Interest rate contracts	$—	$—	$5,304,977	$5,217,127	$—
Emerging Markets Local Debt Fund
Foreign exchange contracts	14,439,852	2,946,596	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate contracts	—	—	700,018	140,901,920	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate contracts	—	—	—	93,049,362	—
Mortgage Plus Bond Fund[1]
Interest rate contracts	—	—	183,133	276,797	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate contracts	—	—	—	434,736	—
CBOE S&P 500 PutWrite Strategy Fund
Equity contracts	—	—	—	—	172,900,577
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	33,775,935	36,218,929	—
Foreign exchange contracts	11,418,502	9,257,232	9,814,633	25,657,800	—
Interest rate contracts	—	—	15,302,470	—	—
[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as scientific amortization method). Payment-in-kind (‘‘PIK’’) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income is recognized on the ex-dividend date. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation/depreciation from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees;

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Notes to Financial Statements (continued)

(v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized forward foreign currency contracts (‘‘Forward Contracts’’) to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment strategy. The U.S. Dollar Bullish Fund utilized Forward Contracts to obtain net short exposure to foreign currencies consistent with its investment strategy. The Emerging Markets Local Debt Fund utilized Forward Contracts to obtain long and short exposures to foreign currencies consistent with its investment objective. The Managed Futures Strategy Fund utilized Forward Contracts to obtain long and short exposures to the Japanese Yen consistent with its investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts on the

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Notes to Financial Statements (continued)

Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Duration Funds and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund utilized futures contracts to obtain net short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund and the Mortgage Plus Bond Fund each utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities and interest rates consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for ‘‘Net variation margin on futures contracts’’. The variation margins received or paid by the Funds on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, ‘‘Deposits at broker for futures contracts’’. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Options Contracts — The CBOE S&P 500 PutWrite Strategy Fund utilized option contracts by writing put options on the S&P 500 Index consistent with its investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The CBOE S&P 500 PutWrite Strategy Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When an option is purchased, an amount equal to the premium paid is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, a loss equal to the amount of premium paid is realized. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When an option is written, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased from the exercise of the written put option to form the basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss.

140	WisdomTree Trust

Notes to Financial Statements (continued)

Written options may constitute a fair value guarantee on a financial asset under the provisions of FASB Codification Topic 460 — Guarantees. The maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2020, the maximum payout for written put options for the CBOE S&P 500 PutWrite Strategy Fund was $118,136,500. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the writer of the option may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the writer of the option is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the writer of the option may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the purchaser or writer of an option may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the use of options contracts may include the following: (1) the success of a strategy may depend on the investment adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the CBOE S&P 500 PutWrite Strategy Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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Notes to Financial Statements (continued)

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply collateral held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$47,766	$(47,766)	$—	$—	$1,316,474	$(47,766)	$—	$1,268,708
Chinese Yuan Strategy Fund
Repurchase Agreements	7,210,000	—	(7,210,000)[1]	—	—	—	—	—
Foreign Currency Contracts	849,222	(14,573)	—	834,649	14,573	(14,573)	—	—
Emerging Currency Strategy Fund
Repurchase Agreements	2,440,000	—	(2,440,000)[1]	—	—	—	—	—
Foreign Currency Contracts	105,488	(14,219)	—	91,269	76,670	(14,219)	—	62,451
Emerging Markets Corporate Bond Fund
Securities Lending	2,283,602	—	(2,283,602)[1]	—	—	—	—	—
Emerging Markets Local Debt Fund
Repurchase Agreements	5,860,000	—	(5,860,000)[1]	—	—	—	—	—
Foreign Currency Contracts	357,739	(193,053)	—	164,686	259,906	(193,053)	—	66,853
Interest Rate Hedged High Yield Bond Fund
Securities Lending	19,820,407	—	(19,820,407)[1]	—	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	2,385,891	—	(2,385,891)[1]	—	—	—	—	—
Repurchase Agreements	5,878,500	—	(5,878,500)[1]	—	—	—	—	—

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	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	$11,567,849	$—	$(11,567,849)[1]	$—	$—	$—	$—	$—
Repurchase Agreements	75,580,000	—	(75,580,000)[1]	—	—	—	—	—
Managed Futures Strategy Fund (consolidated)
Foreign Currency Contracts	67,519	(12,284)	—	55,235	14,094	(12,284)	—	1,810
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Interest-Only and Principal-Only Securities — The Funds may invest in interest-only (“IO”) and principal-only (“PO”) securities which are typically created by splitting a traditional mortgage-backed security or pool of loans into an IO and a PO security. In general, the IO security is entitled to receive the interest payments on the underlying debt obligation(s) and the PO security is entitled to receive the principal payments of the underlying debt obligation(s). Both IO and PO securities are subject to prepayments and therefore prepayment risk. IO securities are at risk for faster than anticipated prepayments and PO securities are at risk for slower than anticipated prepayments. Assumptions regarding the rates of prepayment play a significant role in the value of these securities. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in the IO security.

Collateralized Loan Obligations — The Funds may invest in the debt tranche of collateralized loan obligations (“CLOs”). CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As CLOs are backed by pools of loans, they also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk profile and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The value of an investment in a CLO may decline as a result of, but not limited to, underlying loan defaults and/or market anticipation of defaults, credit impairment on the underlying loans or the disappearance of one of more subordinate tranches resulting from changes in the credit profile of the underlying loans.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e. same type, coupon, maturity) to settle on a specified future date.

Short Sale Transactions — Each Fund may enter into “short sale” transactions in which a Fund sells a security that it does not own in anticipation of a decline in the market price of that security. When a Fund enters into a short sale transaction, the Fund will borrow the security and deliver it to the counterparty to which the Fund sold the security short. An amount equal to the proceeds to be received by the Fund is reflected as an asset in ‘‘Receivables due from broker for securities sold short’’ and an equivalent liability in ‘‘Securities sold short, at value’’ on the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the securities sold short. Any interest or dividends that accrue on the securities borrowed are shown as an interest expense or dividend expense in the Statement of Operations of the Fund. A realized gain, limited to the proceeds received at which the Fund sold the security short, or a realized loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the cost to close out the short sale transaction is either less than (in the case

WisdomTree Trust	143

Notes to Financial Statements (continued)

of a gain) or greater than (in the case of a loss) the proceeds received. The risk of loss on a short sale transaction is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Funds entering into short sale transactions are exposed to the risk that they may be unable to close out a short sale position at any particular time or at an acceptable price.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds, except for Emerging Markets Corporate Bond Fund, Interest Rate Hedged High Yield Bond Fund (after June 4, 2020), Mortgage Plus Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (‘‘Voya IM’’). Prior to June 4, 2020, sub-advisory services for the Interest Rate Hedged High Yield Bond Fund were provided by Mellon and thereafter by Voya IM. Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
U.S. Dollar Bullish Fund	0.50%	—	—
Chinese Yuan Strategy Fund	0.45%	—	—
Emerging Currency Strategy Fund	0.55%	—	—
Emerging Markets Corporate Bond Fund	0.60%	—	—
Emerging Markets Local Debt Fund	0.55%	—	—
Floating Rate Treasury Fund	0.15%	—	—
Interest Rate Hedged High Yield Bond Fund	0.43%	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%	—	—
Mortgage Plus Bond Fund	0.45%	—	—
Yield Enhanced U.S. Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2020

144	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.20%	(0.08)%	December 31, 2020
CBOE S&P 500 PutWrite Strategy Fund	0.44%	— [2]	—	[2]
Managed Futures Strategy Fund (consolidated)	0.75%	(0.10)%	December 31, 2020
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]

WTAM had contractually agreed to waive a portion of its advisory fee in an amount equal 0.06% per annum of the Fund’s average daily net assets through December 31, 2019 (the expiration date). Effective the close of business December 31, 2019, the contractual waiver expired and was not renewed.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the year or period ended August 31, 2020, as applicable, are included in an ‘‘Investment in Affiliates’’ supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the AFFE attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statements of Operations in “Expense waivers”.

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year or period ended August 31, 2020, WT held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets Corporate Bond Fund	6	$443	$7
Emerging Markets Local Debt Fund	69	2,236	121
Floating Rate Treasury Fund	37,205	934,218	77,898
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	14
Mortgage Plus Bond Fund	223,907	11,572,633	139,477	*
Yield Enhanced U.S. Aggregate Bond Fund	1,492	80,419	2,522
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	115	5,936	333
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	261	6,982	108
Managed Futures Strategy Fund	—	—	119
*	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$9,299,325	$7,681,146	$—	$—	$—	$—
Chinese Yuan Strategy Fund	—	50,154	—	—	—	—
Emerging Currency Strategy Fund	—	326,071	—	—	—	—
Emerging Markets Corporate Bond Fund	12,220,450	11,179,901	1,994,167	2,731,154	—	6,360,498

WisdomTree Trust	145

Notes to Financial Statements (continued)

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
Emerging Markets Local Debt Fund	$43,176,854	$67,391,926	$—	$—	$—	$26,107,517
Floating Rate Treasury Fund	—	—	2,759,988,187	2,720,708,702	447,699,370	649,370,505
Interest Rate Hedged High Yield Bond Fund	177,223,149	195,248,961	—	—	—	83,614,797
Interest Rate Hedged U.S. Aggregate Bond Fund	11,229,051	5,307,760	65,522,602	53,244,977	2,120,600	7,922,202
Mortgage Plus Bond Fund[1]	6,142,801	688,337	87,780,796	60,342,924	—	—
Yield Enhanced U.S. Aggregate Bond Fund	131,526,049	244,877,536	1,079,400,022	713,485,293	343,741,835	177,251,377
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	12,747,964	23,464,867	92,931,804	70,359,075	34,715,370	24,330,641
CBOE S&P 500 PutWrite Strategy Fund	9,617,280	4,364,527	—	—	—	—
Managed Futures Strategy Fund (consolidated)	9,963,111	4,904,227	—	—	—	—
[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

6. FEDERAL INCOME TAXES

At August 31, 2020, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Securities Sold Short and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$83,814,445	$198	$(2,669)	$(2,471)	$—	$—	$—	$(2,471)
Chinese Yuan Strategy Fund	23,623,192	335	(247)	88	—	—	—	88
Emerging Currency Strategy Fund	10,482,227	140	(121)	19	41,906	—	41,906	41,925
Emerging Markets Corporate Bond Fund	29,753,631	1,873,973	(305,842)	1,568,131	—	—	—	1,568,131
Emerging Markets Local Debt Fund	136,483,789	2,622,333	(16,497,561)	(13,875,228)	194	(2,412)	(2,218)	(13,877,446)
Floating Rate Treasury Fund	1,489,999,574	1,718,417	—	1,718,417	—	—	—	1,718,417
Interest Rate Hedged High Yield Bond Fund	138,780,370	4,950,060	(1,010,071)	3,939,989	—	—	—	3,939,989
Interest Rate Hedged U.S. Aggregate Bond Fund	91,846,145	7,094,131	(82,320)	7,011,811	—	(137)	(137)	7,011,674
Mortgage Plus Bond Fund	33,068,179	503,841	(71,125)	432,716	—	—	—	432,716
Yield Enhanced U.S. Aggregate Bond Fund	1,346,553,558	53,234,325	(1,969,392)	51,264,933	—	(644)	(644)	51,264,289
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	121,608,396	3,115,947	(30,172)	3,085,775	—	—	—	3,085,775
CBOE S&P 500 PutWrite Strategy Fund	114,435,205	13,645	(2,076)	11,569	—	—	—	11,569
Managed Futures Strategy Fund (consolidated)[2]	184,461,002	8,462	(80,700,705)	(80,692,243)	—	—	—	(80,692,243)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/ (depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

[2]

“Tax Cost” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the Parent Fund’s investment in the Subsidiary. “Gross Unrealized Depreciation” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

146	WisdomTree Trust

Notes to Financial Statements (continued)

At August 31, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Book/Tax Difference	Total Distributable Earnings (Loss)
U.S. Dollar Bullish Fund	$526,419	$(13,572,546)	$(2,471)	$—	$—	$(13,048,598)
Chinese Yuan Strategy Fund	150,967	(699,935)	88	1	—	(548,879)
Emerging Currency Strategy Fund	106,263	(48,018,792)	19	41,906	—	(47,870,604)
Emerging Markets Corporate Bond Fund	4,482	(9,265,277)	1,568,131	—	—	(7,692,664)
Emerging Markets Local Debt Fund	—	(20,727,201)	(13,875,228)	(121,504)	—	(34,723,933)
Floating Rate Treasury Fund	171,011	(340,837)	1,718,417	—	—	1,548,591
Interest Rate Hedged High Yield Bond Fund	31,002	(31,191,387)	3,939,989	—	—	(27,220,396)
Interest Rate Hedged U.S. Aggregate Bond Fund	37,239	(11,506,267)	7,011,811	(137)	—	(4,457,354)
Mortgage Plus Bond Fund	214,640	13,725	432,716	—	—	661,081
Yield Enhanced U.S. Aggregate Bond Fund	2,410,910	3,824,496	51,264,933	(644)	—	57,499,695
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	275,832	301,299	3,085,775	—	—	3,662,906
CBOE S&P 500 PutWrite Strategy Fund	1,532,198	(32,949,518)	11,569	—	—	(31,405,751)
Managed Futures Strategy Fund (consolidated)[1]	535,785	(4,933,697)	(80,692,243)	—	—	(85,090,155)
[1]

“Net Unrealized Appreciation/(Depreciation)” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary. The total distributable loss reported herein differs from the amount shown on the Statement of Assets and Liabilities due to the tax treatment of the wholly-owned foreign subsidiary.

The tax character of distributions paid during the fiscal years or periods ended August 31, 2020 and August 31, 2019, was as follows:

	Year or Period Ended August 31, 2020				Year Ended August 31, 2019

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$1,101,951		$—	$—	$740,869	$—	$—
Chinese Yuan Strategy Fund	535,878		—	—	348,348	—	—
Emerging Currency Strategy Fund	352,930		—	—	371,701	—	—
Emerging Markets Corporate Bond Fund	1,368,000		—	—	1,662,000	—	—
Emerging Markets Local Debt Fund	3,300,000		—	5,048,500	4,473,616	—	5,422,384
Floating Rate Treasury Fund	16,637,462		—	—	37,766,900	—	—
Interest Rate Hedged High Yield Bond Fund	9,953,950		—	—	14,742,070	326,058	—
Interest Rate Hedged U.S. Aggregate Bond Fund	2,155,990		—	—	2,155,448	—	—
Mortgage Plus Bond Fund	366,452	[1]	—	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	29,771,450		—	—	17,594,752	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	2,124,600		—	—	1,700,000	—	—
CBOE S&P 500 PutWrite Strategy Fund	3,011,616		—	—	6,862,458	6,533,084	—
Managed Futures Strategy Fund (consolidated)	2,475,949		—	—	9,119,434	—	—
*	Includes short-term capital gains, if any.

[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

At August 31, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. Dollar Bullish Fund	$5,369,276	$8,203,270	$13,572,546
Chinese Yuan Strategy Fund	273,664	426,271	699,935

WisdomTree Trust	147

Notes to Financial Statements (continued)

Fund	Short-Term	Long-Term	Capital Loss Available Total
Emerging Currency Strategy Fund	$30,926,203	$17,092,589	$48,018,792
Emerging Markets Corporate Bond Fund	613,456	8,651,821	9,265,277
Emerging Markets Local Debt Fund	11,060,311	9,666,890	20,727,201
Floating Rate Treasury Fund	290,636	50,201	340,837
Interest Rate Hedged High Yield Bond Fund	13,348,364	17,843,023	31,191,387
Interest Rate Hedged U.S. Aggregate Bond Fund	2,918,555	5,633,869	8,552,424
Mortgage Plus Bond Fund	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	13,058,701	19,890,817	32,949,518
Managed Futures Strategy Fund (consolidated)	1,970,687	2,963,010	4,933,697

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal year or period ended August 31, 2020, there were no post-October capital losses or late year ordinary loss deferrals.

During the fiscal year or period ended August 31, 2020, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$—
Chinese Yuan Strategy Fund	1,367,670
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	42,635
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	877,041
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund[1]	—
Yield Enhanced U.S. Aggregate Bond Fund	2,362,548
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	39,550
CBOE S&P 500 PutWrite Strategy Fund	—
Managed Futures Strategy Fund (consolidated)	—
[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

At August 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$(1)	$1
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	532,504	(532,504)
Emerging Markets Local Debt Fund	15,854,340	(15,854,340)
Floating Rate Treasury Fund	(967,797)	967,797
Interest Rate Hedged High Yield Bond Fund	5,144,526	(5,144,526)
Interest Rate Hedged U.S. Aggregate Bond Fund	(96,717)	96,717
Mortgage Plus Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	(5,579,941)	5,579,941
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	(343,546)	343,546
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	7,753,452	(7,753,452)

148	WisdomTree Trust

Notes to Financial Statements (concluded)

These differences are primarily due to the calculation of realized book income from wholly owned foreign subsidiaries, redemptions-in-kind, net operating losses, and net operating loss offsets.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. As of and during the fiscal year or period ended August 31, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended August 31, 2020, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

7. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”) Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. WTAM is currently evaluating the impact that the adoption of ASU 2020-04 will have on the Trust’s financial statements and related disclosures.

8. ADDITIONAL INFORMATION

At a meeting of the Board of Trustees of WisdomTree Trust, the Board of Trustees approved a new sub-advisory agreement, which went into effect on June 4, 2020, with respect to the Interest Rate Hedged High Yield Bond Fund (the “Affected Fund”), between WTAM and Voya IM, pursuant to which Voya IM provides sub-advisory services to the Fund. Voya IM replaced Mellon as the sub-adviser to the Fund. This change did not affect the management fee or expense ratio of the Affected Fund. Please see the “Approval of Investment Advisory and Sub-Advisory Agreements” herein on page 152 and the Affected Fund’s current prospectus dated June 1, 2020 for additional information.

*    *    *    *    *     *

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

WisdomTree Trust	149

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund and WisdomTree Managed Futures Strategy Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree Managed Futures Strategy Fund) of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund and WisdomTree Managed Futures Strategy Fund (collectively referred to as the “Funds”), (thirteen of the funds constituting WisdomTree Trust (the “Trust”)) including the schedules of investments (consolidated as it relates to WisdomTree Managed Futures Strategy Fund), as of August 31, 2020, and the related statements of operations and changes in net assets (consolidated as it relates to WisdomTree Managed Futures Strategy Fund), and the financial highlights (consolidated as it relates to WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree Managed Futures Strategy Fund) of each of the Funds (thirteen of the funds constituting WisdomTree Trust) at August 31, 2020, and the results of their operations (consolidated as it relates to WisdomTree Managed Futures Strategy Fund), changes in net assets (consolidated as it relates to WisdomTree Managed Futures Strategy Fund) and financial highlights (consolidated as it relates to WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Managed Futures Strategy Fund

	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020
WisdomTree Mortgage Plus Bond Fund	For the period from November 14, 2019 (commencement of operations) through August 31, 2020
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the three years in the period ended August 31, 2020 and the period from May 18, 2017 (commencement of operations) through August 31, 2017
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period from February 24, 2016 (commencement of operations) through August 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

150	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

October 22, 2020

WisdomTree Trust	151

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Sub-Advisory Agreement for the WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 9-10, 2019, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement (the “Agreement”), pursuant to which Voya Investment Management Co. LLC (“Voya”) will coordinate the investment and reinvestment of the assets of the Fund. Management discussed with the Board its proposal to terminate Mellon Investments Corporation as the sub-adviser to the Fund and to appoint Voya as the Fund’s sub-adviser. Management noted that Voya currently serves as the sub-adviser to certain other series of the Trust.

In considering whether to approve the Agreement, the Trustees considered and discussed information and analysis provided by WisdomTree Asset Management, Inc. (“WTAM”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and Voya. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing Voya’s operational capabilities and resources. The Board also considered WTAM’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by Voya and WTAM’s recommendation to engage Voya.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by Voya under the Agreement are adequate and appropriate and supported the Board’s approval of the Agreement.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. Because Voya would be a newly-appointed sub-adviser for the Fund, the Board could not consider Voya’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the meeting. The Board discussed the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of Voya.

The Board considered the proposed fees to be paid under the Agreement, noting that Voya’s fee would be paid by WTAM (out of its fee paid by the Fund), and not the Fund, and thus would not impact the fees paid by the Fund. The Board considered the fee to be paid to Voya in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by Voya and WTAM. Based on this review, the Board concluded that the fees to be paid to Voya supported the Board’s approval of the Agreement.

Analysis of Profitability and Economies of Scale. The Board recognized that, because Voya’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Voya’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Voya from acting as sub-adviser to the Fund.

*    *    *    *    *    *

In evaluating the Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and Voya, of other funds sub-advised by Voya. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement.

152	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

Effective June 1, 2019, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to August 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	153

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	66	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	66	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	66	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	66	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	66	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	66	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

154	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer During Past 5 Years
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	66	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	66	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	66	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	66	None

Joanne Antico***** (1975)	Assistant Secretary, 2018-present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	66	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	66	None

+	As of August 31, 2020.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	155

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2020 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2020 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	100.00%
Chinese Yuan Strategy Fund	0.00%	100.00%
Emerging Currency Strategy Fund	0.00%	100.00%
Emerging Markets Corporate Bond Fund	0.00%	1.39%
Emerging Markets Local Debt Fund	0.00%	1.23%
Floating Rate Treasury Fund	0.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	82.92%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	90.77%
Mortgage Plus Bond Fund[1]	0.00%	92.94%
Yield Enhanced U.S. Aggregate Bond Fund	0.00%	89.13%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.00%	87.79%
CBOE S&P 500 PutWrite Strategy Fund	0.00%	100.00%
Managed Futures Strategy Fund (consolidated)	0.00%	100.00%
[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2020. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	8,543,250	162,094
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Mortgage Plus Bond Fund[1]	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Managed Futures Strategy Fund (consolidated)	—	—
[1]	For the period November 14, 2019 (commencement of operations) through August 31, 2020.

156	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	157

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WTMF is speculative and involves a substantial degree of risk. WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM - 4079

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $295,431 for 2020 and $358,874 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $137,240 for 2020 and $136,890 for 2019.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $137,240 for 2020 and $136,890 for 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: October 30, 2020

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: October 30, 2020